UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-5344
William Blair Funds
(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL 60606
Registrant's telephone number, including area code:
312-236-1600
Date of fiscal year end:
December 31
Date of reporting period:
June 30, 2024
Item 1. Report to Stockholders.
(a) The
registrant's semi-annual reports transmitted
 to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are
as follows:
William Blair Growth Fund
Class I / BGFIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last
six
months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Growth Fund Class I	$45	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 13.86% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 3000
®
Growth Index, which returned 19.90% and underperformed the S&P 500
®
Index, a broad measure of market performance, which returned 15.29%.
Relative performance in the Fund was driven by a combination of stock-specific dynamics and style factors. From a sty le
perspective, our typical bias towards small and mid-caps was a headwind as mega caps outperformed in the period. From a sector perspective, stock selection in Information Technology, including our underweight position in NVIDIA, and Health Care, including our position in UnitedHealth Group and not owning Eli Lilly, were detractors. Other individual laggards included Five Below (Consumer Discretionary), New Fortress (Energy) and Nike (Consumer Discretionary). Not owning Meta Platforms (Communication Services) also detracted from relative performance. Our top individual contributors included Vital Farms (Consumer Staples), Pure Storage (Information Technology), Alphabet (Communication Services) and Intuitive Surgical (Health Care). Our underweight to Apple (Information Technology) and not owning Tesla (Consumer Discretionary) also contributed positively to relative performance in the year-to-date period.
TOP PERFORMANCE CONTRIBUTORS
Vital Farms
is the leader in the U.S. pasture-raised egg market. During the period, Vital Farms reported strong sales growth driven by a combination of volume and pricing as well as materially higher than expected earnings. We continue to believe Vital Farms will be a significant beneficiary as the broader egg industry evolves to cage-free production and Vital further builds out their farmer network.
Apple
designs, manufactures and sells information technology hardware and related services and subscriptions, with the iPhone as the single largest driver of revenue. The high-end smart phone industry is likely to experience outsized growth in coming years and we believe Apple is likely to gain share of the smart phone market over our investment horizon. We initiated a position in June. Following a period of lackluster iPhone volume growth, the stock began to underperform mid-2023, which continued through Spring of 2024, thus our underweight exposure was a tailwind in the period.
TOP PERFORMANCE DETRACTORS
Five Below
is a U.S. retailer offering on-trend merchandise at extreme value price-points. Shares were pressured as recent quarterly results were disappointing, with sales, margins, and earnings falling short of expectations. While total unit growth was strong during the period, same-store sales were negative due to weaker traffic trends. Despite near-term headwinds, we believe the duration of unit growth remains intact.
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure. While the company reported solid earnings results, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out. We continue to believe New Fortress is entering a phase where capital spending should trend lower, driving attractive returns through capital deployment and new projects.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000

Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Growth Fund Class I	13.86%	24.73%	14.86%	13.31%
S&P 500® Index	15.29%	24.56%	15.05%	12.86%
Russell 3000® Growth Index	19.90%	32.22%	18.55%	15.75%

Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fu
n
d Statistics
Fund net assets (in $000s)	$261,353
Number of portfolio holdings	50
Net advisory fees paid (in $000s)	$651
Portfolio turnover rate (six months)	31%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	8.8%
Amazon.com, Inc.	8.0%
Alphabet, Inc.	7.8%
NVIDIA Corp.	4.8%
Advanced Micro Devices, Inc.	4.1%
Mastercard, Inc.	3.7%
Apple, Inc.	3.5%
UnitedHealth Group, Inc.	3.3%
Palo Alto Networks, Inc.	3.2%
ServiceNow, Inc.	3.2%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such a
s
the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a si
ngle
copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Growth Fund
Class N / WBGSX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Growth Fund Class N	$60	1.20%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 13.61% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 3000
®
Growth Index, which returned 19.90% and underperformed the S&P 500
®
Index, a broad measure of market performance, which returned 15.29%.
Relative performance in the Fund was driven by a combination of
stock-specific dynamics and style factors. From a style perspective, our typical bias towards small and mid-caps was a headwind as mega caps outperformed in the period. From a sector perspective, stock selection in Information Technology, including our underweight position in NVIDIA, and Health Care, including our position in UnitedHealth Group and not owning Eli Lilly, were detractors. Other individual laggards included Five Below (Consumer Discretionary), New Fortress (Energy) and Nike (Consumer Dis
cret
ionary). Not owning Meta Platforms (Communication Services) also detracted from relative performance. Our top individual contributors included Vital Farms (Consumer Staples), Pure Storage (Information Technology), Alphabet (Communication Services) and Intuitive Surgical (Health Care). Our underweight to Apple (Information Technology) and not owning Tesla (Consumer Discretionary) also contributed positively to relative performance in the year-to-date period.
TOP PERFORMANCE CONTRIBUTORS
Vital Farms
is the leader in the U.S. pasture-raised egg market. During the period, Vital Farms reported strong sales growth driven by a combination of volume and pricing as well as materially higher than expected earnings. We continue to believe Vital Farms will be a significant beneficiary as the broader egg industry evolves to cage-free production and Vital further builds out their farmer network.
Apple
designs, manufactures and sells information technology hardware and related services and subscriptions, with the iPhone as the single largest driver of revenue. The high-end smart phone industry is likely to experience outsized growth in coming years and we believe Apple is likely to gain share of the smart phone market over our investment horizon. We initiated a position in June. Following a period of lackluster iPhone volume growth, the stock began to underperform mid-2023, which continued through Spring of 2024, thus our underweight exposure was a tailwind in the period.
TOP PERFORMANCE DETRACTORS
Five Below
is a U.S. retailer offering on-trend merchandise at extreme value price-points. Shares were pressured as recent quarterly results were disappointing, with sales, margins, and earnings falling short of expectations. While total unit growth was strong during the period, same-store sales were negative due to weaker traffic trends. Despite near-term headwinds, we believe the duration of unit growth remains intact.
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure. While the company reported solid earnings results, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out. We continue to believe New Fortress is entering a phase where capital spending should trend lower, driving attractive returns through capital deployment and new projects.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the m ark
et sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Growth Fund Class N	13.61%	24.42%	14.54%	12.98%
S&P 500® Index	15.29%	24.56%	15.05%	12.86%
Russell 3000® Growth Index	19.90%	32.22%	18.55%	15.75%

Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
S
ta
ti
stics
Fund net assets (in $000s)	$261,353
Number of portfolio holdings	50
Net advisory fees paid (in $000s)	$111
Portfolio turnover rate (six months)	31%
Graphical Representation of Holdings
The tables below show the in
ve
stment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	8.8%
Amazon.com, Inc.	8.0%
Alphabet, Inc.	7.8%
NVIDIA Corp.	4.8%
Advanced Micro Devices, Inc.	4.1%
Mastercard, Inc.	3.7%
Apple, Inc.	3.5%
UnitedHealth Group, Inc.	3.3%
Palo Alto Networks, Inc.	3.2%
ServiceNow, Inc.	3.2%
Sector Allocation

Availability of Additional Information
You can find additional information about the Fund such as th
e
prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Growth Fund
Class R6 / BGFRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Growth Fund Class R6	$43	0.86%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 13.87% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 3000
®
Growth Index, which returned 19.90% and underperformed the S&P 500
®
Index, a broad measure of market performance, which returned 15.29%.
Relative performance in the Fund was driven by a combination of stock-specific dynamics and style factors. From a style perspective, our ty
pical bias towards small and mid-caps was a headwind as mega caps outperformed in the period. From a sector perspective, stock selection in Information Technology, including our underweight position in NVIDIA, and Health Care, including our position in UnitedHealth Group and not owning Eli Lilly, were detractors. Other individual laggards included Five Below (Consumer Discretionary), New Fortress (Energy) and Nike (Consumer Discretionary). Not owning Meta Platforms (Communication Services) also detracted from relative performance. Our top individual contributors included Vita
l Far
ms (Consumer Staples), Pure Storage (Information Technology), Alphabet (Communication Services) and Intuitive Surgical (Health Care). Our underweight to Apple (Information Technology) and not owning Tesla (Consumer Discretionary) also contributed positively to relative performance in the year-to-date period.
TOP PERFORMANCE CONTRIBUTORS
Vital Farms
is the leader in the U.S. pasture-raised egg market. During the period, Vital Farms reported strong sales growth driven by a combination of volume and pricing as well as materially higher than expected earnings. We continue to believe Vital Farms will be a significant beneficiary as the broader egg industry evolves to cage-free production and Vital further builds out their farmer network.
Apple
designs, manufactures and sells information technology hardware and related services and subscriptions, with the iPhone as the single largest driver of revenue. The high-end smart phone industry is likely to experience outsized growth in coming years and we believe Apple is likely to gain share of the smart phone market over our investment horizon. We initiated a position in June. Following a period of lackluster iPhone volume growth, the stock began to underperform mid-2023, which continued through Spring of 2024, thus our underweight exposure was a tailwind in the period.
TOP PERFORMANCE DETRACTORS
Five Below
is a U.S. retailer offering on-trend merchandise at extreme value price-points. Shares were pressured as recent quarterly results were disappointing, with sales, margins, and earnings falling short of expectations. While total unit growth was strong during the period, same-store sales were negative due to weaker traffic trends. Despite near-term headwinds, we believe the duration of unit growth remains intact.
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure. While the company reported solid earnings results, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out. We continue to believe New Fortress is entering a phase where capital spending should trend lower, driving attractive returns through capital deployment and new projects.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	Since Inception
Growth Fund Class R6	13.87%	24.79%	14.94%	14.99%
S&P 500® Index	15.29%	24.56%	15.05%	14.76%
Russell 3000® Growth Index	19.90%	32.22%	18.55%	18.09%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fun
d Stat
istics
Fund net assets (in $000s)	$261,353
Number of portfolio holdings	50
Net advisory fees paid (in $000s)	$176
Portfolio turnover rate (six months)	31%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, re
present
ing percentage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	8.8%
Amazon.com, Inc.	8.0%
Alphabet, Inc.	7.8%
NVIDIA Corp.	4.8%
Advanced Micro Devices, Inc.	4.1%
Mastercard, Inc.	3.7%
Apple, Inc.	3.5%
UnitedHealth Group, Inc.	3.3%
Palo Alto Networks, Inc.	3.2%
ServiceNow, Inc.	3.2%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Large Cap Growth Fund
Class I / LCGFX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Large Cap Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Large Cap Growth Fund Class I	$33	0.65%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 20.50% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 1000
®
Growth Index (the "Index"), which returned

20.70% and outperformed the Russell 1000
®
Index, a broad measure of market performance, which returned 14.24%.
Relative performance drivers were largely stock-specific in nature. Top detractors in the Fund were Accenture (Information Technology), Monster Beverage Corp (Consumer Staples), Mastercard (Financials), and Salesforce (Information Technology), while not owning Meta (Communication Services) also dampened relative returns. Stock selection in Health Care, including our position in Zoetis and not owning Eli Lilly, further pressured performance versus the Index. Top contributors for the year-to-date period were NVIDIA (Information Technology), Lam Research (Information Technology) and Alphabet (Communication Services). Our underweight to Apple (Information Technology) was the largest contributor to relative
returns year
-to
-date as the stock underperformed during the first quarter when we did not yet own it. Stock selection in Consumer Discretionary, including our position in Chipotle Mexican Grill and not owning Tesla, also benefitted relative performance.
TOP PERFORMANCE CONTRIBUTORS
Apple
designs, manufactures and sells information technology hardware and related services and subscriptions, with the iPhone as the single largest driver of revenue. The high-end smart phone industry is likely to experience outsized growth in coming years and we believe Apple is likely to gain share of the smart phone market over our investment horizon. We initiated a position in June. Following a period of lackluster iPhone volume growth, the stock began to underperform mid-2023, which continued through Spring of 2024, thus our underweight exposure was a tailwind in the period.
NVIDIA
is a leading fabless semiconductor company specializing in the design and marketing of high-performance graphics processing unit (GPU) chipsets and software systems. The stock outperformed on robust data center revenue growth, as well as strength from Enterprise and Consumer Internet customers, highlighting the broadening AI adoption.
TOP PERFORMANCE DETRACTORS
Accenture
is a leading global professional services company. The stock underperformed as conversions slowed and the outlook for near term discretionary activity weakened due to a challenging macro environment for the industry. We believe Accenture is well positioned to take market share from competitors in the fragmented IT services market.
Monster Beverage
develops, markets, sells and distributes energy drinks. Shares lagged as investors awaited the re-launch of Bang, a zero-sugar energy drink brand acquired by Monster in 2023.

We believe Monster has a long runway for growth driven by proven new product innovation and marketing capabilities, as well as its global distribution and scale.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Large Cap Growth Fund Class I	20.50%	35.20%	17.08%	16.05%
Russell 1000 ® Index	14.24%	23.88%	14.61%	12.51%
Russell 1000 ® Growth Index	20.70%	33.48%	19.34%	16.33%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund St
atis
tics
Fund net assets (in $000s)	$2,404,288
Number of portfolio holdings	31
Net advisory fees paid (in $000s)	$3,934
Portfolio turnover rate (six months)	17%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, rep re
senting perc
en
tage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	13.9%
NVIDIA Corp.	10.7%
Alphabet, Inc.	9.7%
Amazon.com, Inc.	8.7%
Apple, Inc.	6.3%
Mastercard, Inc.	4.1%
Intuit, Inc.	2.6%
ServiceNow, Inc.	2.5%
Lam Research Corp.	2.4%
UnitedHealth Group, Inc.	2.4%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Large Cap Growth Fund
Class N / LCGNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Large Cap Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Large Cap Growth Fund Class N	$45	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 20.31% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 1000
®
Growth Index (the "Index"), which returned

20.70% and outperformed the Russell 1000
®
Index, a broad measure of market performance, which returned 14.24%.
Relative performance drivers were largely stock-specific in nature. Top detractors in the Fund wer
e Accent
ure (Information Technology), Monster Beverage Corp (Consumer Staples), Mastercard (Financials), and Salesforce (Information Technology), while not owning Meta (Communication Services) also dampened relative returns. Stock selection in Health Care, including our position in Zoetis and not own
ing Eli Lilly, further pressured performance versus the Index. Top contributors for the year-to-date period were NVIDIA (Information Technology), Lam Research (Information Technology) and Alphabet (Communication Services). Our underweight to Apple (Information Technology) was the largest contributor to relative returns year-to-date as the stock underperformed during the first quarter when we did not yet own it. Stock selection in Consumer Discretionary, including our position in Chipotle Mexican Grill and not owning Tesla, also benefitted relative performance.
TOP PERFORMANCE CONTRIBUTORS
Apple
designs, manufactures and sells information technology hardware and related services and subscriptions, with the iPhone as the single largest driver of revenue. The high-end smart phone industry is likely to experience outsized growth in coming years and we believe Apple is likely to gain share of the smart phone market over our investment horizon. We initiated a position in June. Following a period of lackluster iPhone volume growth, the stock began to underperform mid-2023, which continued through Spring of 2024, thus our underweight exposure was a tailwind in the period.
NVIDIA
is a leading fabless semiconductor company specializing in the design and marketing of high-performance graphics processing unit (GPU) chipsets and software systems. The stock outperformed on robust data center revenue growth, as well as strength from Enterprise and Consumer Internet customers, highlighting the broadening AI adoption.
TOP PERFORMANCE DETRACTORS
Accenture
is a leading global professional services company. The stock underperformed as conversions slowed and the outlook for near term discretionary activity weakened due to a challenging macro environment for the industry. We believe Accenture is well positioned to take market share from competitors in the fragmented IT services market.
Monster Beverage
develops, markets, sells and distributes energy drinks. Shares lagged as investors awaited the re-launch of Bang, a zero-sugar energy drink brand acquired by Monster in 2023.

We believe Monster has a long runway for growth driven by proven new product innovation and marketing capabilities, as well as its global distribution and scale.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Large Cap Growth Fund Class N	20.31%	34.88%	16.78%	15.75%
Russell 1000® Index	14.24%	23.88%	14.61%	12.51%
Russell 1000® Growth Index	20.70%	33.48%	19.34%	16.33%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
St
atistics
Fund net assets (in $000s)	$2,404,288
Number of portfolio holdings	31
Net advisory fees paid (in $000s)	$418
Portfolio turnover rate (six months)	17%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representi ng perc
entage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	13.9%
NVIDIA Corp.	10.7%
Alphabet, Inc.	9.7%
Amazon.com, Inc.	8.7%
Apple, Inc.	6.3%
Mastercard, Inc.	4.1%
Intuit, Inc.	2.6%
ServiceNow, Inc.	2.5%
Lam Research Corp.	2.4%
UnitedHealth Group, Inc.	2.4%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Large Cap Growth Fund
Class R6 / LCGJX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Large Cap Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Large Cap Growth Fund Class R6	$30	0.60%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 20.50% (net of fees) for the 6 months ended June 3
0, 2
024. The Fund underperformed i
ts bench
mark, the Russell 1000
®
Growth Index (the "Index"), which returned

20.70% and outperformed the Russell 1000
®
Index, a broad measure of market performance, which returned 14.24%.
Relative performance drivers were largely stock-specific in nature. Top detractors in the Fund were Accenture (Information Technology), Monster Beverage Corp (Consumer Staples), Mastercard (Financials), and Salesforce (Information Technology), while not owning Meta (Communication Services) also dampened relative returns. Stock selection in Health Care, including our position in Zoetis and not owning Eli Lilly, further pressured performance versus the Index. Top contributors for the year-to-date period were NVIDIA (Information Technology), Lam Research (Information Technology) and Alphabet (Communication Services). Our underweight to Apple (Information Technology) was the largest contributor to relative returns year-to-date as the stock underperformed during the first quarter when we did not yet own it. Stock selection in Consumer Discretionary, including our position in Chipotle Mexican Grill and not owning Tesla, also benefitted relative performance.
TOP PERFORMANCE CONTRIBUTORS
Apple
designs, manufactures and sells information technology hardware and related services and subscriptions, with the iPhone as the single largest driver of revenue. The high-end smart phone industry is likely to experience outsized growth in coming years and we believe Apple is likely to gain share of the smart phone market over our investment horizon. We initiated a position in June. Following a period of lackluster iPhone volume growth, the stock began to underperform mid-2023, which continued through Spring of 2024, thus our underweight exposure was a tailwind in the period.
NVIDIA
is a leading fabless semiconductor company specializing in the design and marketing of high-performance graphics processing unit (GPU) chipsets and software systems. The stock outperformed on robust data center revenue growth, as well as strength from Enterprise and Consumer Internet customers, highlighting the broadening AI adoption.
TOP PERFORMANCE DETRACTORS
Accenture
is a leading global professional services company. The stock underperformed as conversions slowed and the outlook for near term discretionary activity weakened due to a challenging macro environment for the industry. We believe Accenture is well positioned to take market share from competitors in the fragmented IT services market.
Monster Beverage
develops, markets, sells and distributes energy drinks. Shares lagged as investors awaited the re-launch of Bang, a zero-sugar energy drink brand acquired by Monster in 2023.

We believe Monster has a long runway for growth driven by proven new product innovation and marketing capabilities, as well as its global distribution and scale.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	Since Inception
Large Cap Growth Fund Class R6	20.50%	35.32%	17.13%	17.44%
Russell 1000® Index	14.24%	23.88%	14.61%	14.31%
Russell 1000® Growth Index	20.70%	33.48%	19.34%	18.86%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Sta
ti
stics
Fund net assets (in $000s)	$ 2,404,288
Number of portfolio holdings	31
Net advisory fees paid (in $000s)	$1,168
Portfolio turnover rate (six months)	17%

Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representin
g p
ercentage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	13.9%
NVIDIA Corp.	10.7%
Alphabet, Inc.	9.7%
Amazon.com, Inc.	8.7%
Apple, Inc.	6.3%
Mastercard, Inc.	4.1%
Intuit, Inc.	2.6%
ServiceNow, Inc.	2.5%
Lam Research Corp.	2.4%
UnitedHealth Group, Inc.	2.4%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Mid Cap Value Fund
Class I / WVMIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Mid Cap Value Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Mid Cap Value Fund Class I	$38	0.76%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 1.66% (net of fees) for the 6 months ended Jun
e
30, 2024. The Fund underperformed its benchmark, the Russell Midcap
®
Value Index, which returned 4.54% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
The Fund’s underperformance versus its benchmark was driven by negative stock selection in the Industrials, Materials, and Utilities sectors. While the Fund suffered from negative stock selection, the Fund was positively impacted due to a relative outperformance by the Fund’s holdings in the Financials, Consumer Staples, and Health Care sectors.
TOP PERFORMANCE CONTRIBUTORS
Flex
operates as an electronics manufacturing services company, which designs and develops original design manufacturing products for aerospace & defense, cloud, digital health, lighting, housing, energy, industrial, and communication industries. Flex recently reported strong financial metrics including earnings, revenues, and operating income compared to consensus estimates.
Ralph Lauren
designs clothing and accessories, operating in the men’s, women’s, children’s apparel, accessories, fragrances, and home furnishing segments. Ralph Lauren’s increased marketing spend has been able to attract a younger demographic and boost same store sales.
Diamondback Energy
operates as an independent oil and natural gas company, which focuses on the acquisition, development, exploration, and exploitation of unconventional, onshore oil, and natural gas reserves in the Permian Basin in West Texas. During the period, the company slightly missed on production estimates, but beat capital expenditure and free cash flow estimates.
TOP PERFORMANCE DETRACTORS
Brunswick
manufactures recreational marine products and provides outboard, stem-drive, inboard engines, as well as controls, rigging, and propellers. Despite strong operation of the business, consumer weakness and lower discretionary spend on recreational products has hurt Brunswick’s Navico and engine products & accessories business segments.
Envista Holdings
is the second largest provider of dental products in the world. A soft quarter stemmed from continued weakness in the dental markets, particularly at the high-end.
Global Payments
engages in the provision of payment technology and software solu tio
ns and operates through the merchant and issuer solutions segments. Even though the company’s merchant solutions business saw organic growth during the period, the segment’s margins were not able to keep pace. Management’s guidance of a flat margins in the upcoming quarter was a disappointment to investors, who expected quicker margin improvement.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of
investments
i
n which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Mid Cap Value Fund Class I	1.66%	8.70%	2.94%
Russell 3000® Index	13.56%	23.13%	12.09%
Russell Midcap ® Value Index	4.54%	11.98%	4.52%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,614
Number of portfolio holdings	59
Net advisory fees paid (in $000s)	$0
Portfolio turnover rate (six months)	26%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund,
represe
nting percentage of the total net assets of the Fund.
Top Ten Holdings
Qorvo, Inc.	2.1%
Willis Towers Watson PLC	2.1%
Ingredion, Inc.	2.1%
Timken Co.	2.0%
KKR & Co., Inc.	2.0%
U.S. Foods Holding Corp.	1.9%
Axalta Coating Systems Ltd.	1.9%
NiSource, Inc.	1.9%
Diamondback Energy, Inc.	1.9%
Teleflex, Inc.	1.9%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Mid Cap Value Fund
Class R6 / WVMRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Mid Cap Value Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024.You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Mid Cap Value Fund Class R6	$ 35	0.70%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 1.66% (net of fees) for the 6 months ended June
30,
2024. The Fund underperformed its benchmark, the Russell Midcap
®
Value Index, which returned 4.54% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
The Fund’s underperformance versus its benchmark was driven by negative stock selection in the Industrials, Materials, and Utilities sectors. While the Fund suffered from negative stock selection, the Fund was positively impacted due to a relative outperformance by the Fund’s holdings in the Financials, Consumer Staples, and Health Care sectors.
TOP PERFORMANCE CONTRIBUTORS
Flex
operates as an electronics manufacturing services company, which designs and develops original design manufacturing products for aerospace & defense, cloud, digital health, lighting, housing, energy, industrial, and communication industries. Flex recently reported strong financial metrics including earnings, revenues, and operating income compared to consensus estimates.
Ralph Lauren
designs clothing and accessories, operating in the men’s, women’s, children’s apparel, accessories, fragrances, and home furnishing segments. Ralph Lauren’s increased marketing spend has been able to attract a younger demographic and boost same store sales.
Diamondback Energy
operates as an independent oil and natural gas company, which focuses on the acquisition, development, exploration, and exploitation of unconventional, onshore oil, and natural gas reserves in the Permian Basin in West Texas. During the period, the company slightly missed on production estimates, but beat capital expenditure and free cash flow estimates.
TOP PERFORMANCE DETRACTORS
Brunswick
manufactures recreational marine products and provides outboard, stem-drive, inboard engines, as well as controls, rigging, and propellers. Despite strong operation of the business, consumer weakness and lower discretionary spend on recreational products has hurt Brunswick’s Navico and engine products & accessories business segments.
Envista Holdings
is the second largest provider of dental products in the world. A soft quarter stemmed from continued weakness in the dental markets, particularly at the high-end.
Global Payments
engages in the provision of payment technology and software solutions and operates through the merchant and issuer solutions segments. Even though the company’s merchant solutions business saw organic growth during the period, the segment’s margins were not able to keep pace. Management’s guidance of a flat margins in the upcoming quarter was a disappointment to investors, who expected quicker margin improvement.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period.
The additional index is generally representative of the market sectors or types of investments in
which
th
e Fund
invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Mid Cap Value Fund Class R6	1.66%	8.75%	2.97%
Russell 3000® Index	13.56%	23.13%	12.09%
Russell Midcap® Value Index	4.54%	11.98%	4.52%
Keep in mind that the Fund’s past performance is not a
go
od predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$ 1,614
Number of portfolio holdings	59
Net advisory fees paid (in $000s)	$0
Portfolio turnover rate (six months)	26%
Graphical Representation of Holdings
The tables below show the investment makeup
of
the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Qorvo, Inc.	2.1%
Willis Towers Watson PLC	2.1%
Ingredion, Inc.	2.1%
Timken Co.	2.0%
KKR & Co., Inc.	2.0%
U.S. Foods Holding Corp.	1.9%
Axalta Coating Systems Ltd.	1.9%
NiSource, Inc.	1.9%
Diamondback Energy, Inc.	1.9%
Teleflex, Inc.	1.9%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small-Mid Cap
Core Fund
Class I / WBCIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small-Mid Cap Core Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024.You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the l
as
t six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small-Mid Cap Core Fund Class I	$ 48	0.95%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 0.07% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 2500™ Index, which returned 2.35% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
Relative performance of the Fund was driven by stock specific dynamics. From a sector perspective, stock selection within Energy, including our position in New Fortress Energy, and Health Care, detracted from relative performance.

Other individual detractors included Mercury Systems (Industrials), Columbia Banking System (Financials), National Vision Holdings (Consumer Discretionary) and Pool Corp. (Consumer Discretionary). Not owning Super Micro Computer (Information Technology) also detracted from relative performance. Positive stock selection in Financials, including our position in Baldwin Insurance Group, contributed to relative performance. Other top individual contributors included Primo Water (Consumer Staples), Sylvamo (Materials), BWX Technologies (Industrials) and Encompass Health (Health Care).

TOP PERFORMANCE CONTRIBUTORS
Baldwin Insurance
is an independent insurance agent/broker and managing general agent/underwriter. The company strategy is to be the buyer of choice for more entrepreneurial, faster growing insurance brokers with a focus on the U.S. market.

The company reported better than expected revenue and earnings results during the period, driven by strong organic growth across business segments including new client growth and better-than-expected margin improvement.
Primo Water
is a leading provider of multi-gallon purified bottled water, self-service refill water and water dispensers sold throughout North America.

Shares advanced as the company reported better than expected top and bottom-line results, driven by strong organic growth and margin expansion across all segments. Additionally, there is optimism around the potential for an improved growth profile under the leadership of the company’s recently appointed CEO, as well as the divestiture of its international business.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure.

The company brings low-cost U.S. natural gas to foreign markets through LNG and in some cases owns the power generation assets in those foreign countries. The company reported solid earnings driven by downstream operating results.

However, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out.
Mercury Systems
is a provider of sensor processing subsystems.

The stock underperformed as a number of development programs experienced a shared operational issue that caused cost overruns.

As these projects continue to transition to the production phase, and the business mix between production and development normalizes, we would expect margin improvement, positive cash flows and organic growth to follow.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period.
The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Small-Mid Cap Core Fund Class I	0.07%	4.88%	9.41%
Russell 3000® Index	13.56%	23.13%	14.65%
Russell 2500™ Index	2.35%	10.47%	9.06%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$ 197,484
Number of portfolio holdings	88
Net advisory fees paid (in $000s)	$374
Portfolio turnover rate (six months)	29%
Graphical Representation of H
olding
s
The tables below show the investment makeup of the Fund, representing percentage of th
e tota
l net assets of the Fund.
Top Ten Holdings
BWX Technologies, Inc.	2.4%
Baldwin Insurance Group, Inc.	2.3%
Everest Group Ltd.	2.1%
Western Alliance Bancorp	2.0%
Bright Horizons Family Solutions, Inc.	1.9%
Carlyle Group, Inc.	1.9%
Casella Waste Systems, Inc.	1.9%
Garrett Motion, Inc.	1.7%
East West Bancorp, Inc.	1.7%
ACV Auctions, Inc.	1.6%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small-Mid Cap
Core Fund
Class R6 / WBCRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small-Mid Cap Core Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small-Mid Cap Core Fund Class R6	$ 45	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 0.13% (net of fees) for the 6 mon
th
s ended June 30, 2024. The Fund underperformed its benchmark, the Russell 2500™ Index, which returned 2.35% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
Relative performance of the Fund was driven by stock specific dynamics. From a sector perspective, stock selection within Energy, including our position in New Fortress Energy, and Health Care, detracted from relative performance.

Other individual detractors included Mercury Systems (Industrials), Columbia Banking System (Financials), National Vision Holdings (Consumer Discretionary) and Pool Corp. (Consumer Discretionary). Not owning Super Micro Computer (Information Technology) also detracted from relative performance. Positive stock selection in Financials, including our position in Baldwin Insurance Group, contributed to relative performance. Other top individual contributors included Primo Water (Consumer Staples), Sylvamo (Materials), BWX Technologies (Industrials) and Encompass Health (Health Care).

TOP PERFORMANCE CONTRIBUTORS
Baldwin Insurance
is an independent insurance agent/broker and managing general agent/underwriter. The company strategy is to be the buyer of choice for more entrepreneurial, faster growing insurance brokers with a focus on the U.S. market.

The company reported better than expected revenue and earnings results during the period, driven by strong organic growth across business segments including new client growth and better-than-expected margin improvement.
Primo Water
is a leading provider of multi-gallon purified bottled water, self-service refill water and water dispensers sold throughout North America.

Shares advanced as the company reported better than expected top and bottom-line results, driven by strong organic growth and margin expansion across all segments. Additionally, there is optimism around the potential for an improved growth profile under the leadership of the company’s recently appointed CEO, as well as the divestiture of its international business.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure.

The company brings low-cost U.S. natural gas to foreign markets through LNG and in some cases owns the power generation assets in those foreign countries. The company reported solid earnings driven by downstream operating results.

However, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out.
Mercury Systems
is a provider of sensor processing subsystems.

The stock underperformed as a number of development programs experienced a shared operational issue that caused cost overruns.

As these projects continue to transition to the production phase, and the business mix between production and development normalizes, we would expect margin improvement, positive cash flows and organic growth to follow.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in wh
ich the Fun
d inves
ts.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Small-Mid Cap Core Fund Class R6	0.13%	4.92%	9.46%
Russell 3000® Index	13.56%	23.13%	14.65%
Russell 2500™ Index	2.35%	10.47%	9.06%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$ 197,484
Number of portfolio holdings	88
Net advisory fees paid (in $000s)	$374
Portfolio turnover rate (six months)	29%
Graphical Representation of Holdings
The tables below show the investment ma
keup o
f the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
BWX Technologies, Inc.	2.4%
Baldwin Insurance Group, Inc.	2.3%
Everest Group Ltd.	2.1%
Western Alliance Bancorp	2.0%
Bright Horizons Family Solutions, Inc.	1.9%
Carlyle Group, Inc.	1.9%
Casella Waste Systems, Inc.	1.9%
Garrett Motion, Inc.	1.7%
East West Bancorp, Inc.	1.7%
ACV Auctions, Inc.	1.6%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small-Mid Cap
Growth Fund
Class I / WSMDX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small-Mid Cap Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small-Mid Cap Growth Fund Class I	$ 50	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 1.34% (net of fees) for the 6 months ended June 30, 2024. The Fund underperfo rm
ed its benchmark, the Russell 2500™ Growth Index, which returned 3.93% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
Relative performance of the Fund was driven by stock specific dynamics. From a sector perspective, stock selection in Energy, including our position in New Fortress Energy, and Health Care, including our position in Evolent Health, detracted from relative performance. Other individual detractors included Five Below (Consumer Discretionary), Shoals Technologies Group (Industrials) and Mercury Systems (Industrials). Not owning Microstrategy (Information Technology) and Deckers (Consumer Discretionary) also detracted from relative performance. Positive stock selection in Consumer Staples, including our positions in Freshpet and e.l.f. Beauty, contributed to relative performance. Other top individual contributors included Insmed (Health Care), Super Micro Computer (Information Technology) and Encompass Health (Health Care).
TOP PERFORMANCE
CONTRIBUTORS
Freshpet
is the leading manufacturer of refrigerated fresh pet food with a large share of the category.

The company reported better than expected results, with strong sales growth driven by higher sales volumes.

Gross margins showed substantial improvement year-over-year, attributed to higher capacity utilization, lower input costs and operational improvements.

e.l.f. Beauty
sells premium quality cosmetic and skincare products with broad appeal at accessible price points ($3-15) under the e.l.f., Well People, and Keys Soulcare brands.

The company reported strong financial results with sales exceeding expectations across major categories despite tough comparisons and experienced market share gains across the majority of the top 10 beauty brands on the market.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure.

The company brings low-cost U.S. natural gas to foreign markets through LNG and in some cases owns the power generation assets in those foreign countries. The company reported solid results driven by downstream operations during the period.

However, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out.
Five Below
is a U.S. retailer offering on-trend merchandise at extreme value price-points.

Shares were pressured as recent quarterly results were disappointing, with sales, margins, and earnings falling short of expectations.

While total unit growth was strong during the period, same-store sales were negative due to weaker traffic trends.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types
of investments in which the
Fund
invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Small-Mid Cap Growth Fund Class I	1.34%	6.89%	6.82%	10.01%
Russell 3000® Index	13.56%	23.13%	14.14%	12.15%
Russell 2500™ Growth Index	3.93%	9.02%	7.58%	8.77%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,864,134
Number of portfolio holdings	77
Net advisory fees paid (in $000s)	$5,621
Portfolio turnover rate (six months)	24%
Graphical Representation of Holdings
The tables below show the investment makeup of the F
und
, representing
percentage
of the total net assets of the Fund.
Top Ten
Holdings
BWX Technologies, Inc.	2.6%
e.l.f. Beauty, Inc.	2.5%
Encompass Health Corp.	2.4%
Freshpet, Inc.	2.2%
Carlyle Group, Inc.	2.1%
Chemed Corp.	2.1%
Advanced Drainage Systems, Inc.	2.0%
Tyler Technologies, Inc.	1.9%
Brink's Co.	1.8%
Axon Enterprise, Inc.	1.8%
Sector Allocation
Availability of Additional
Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small-Mid Cap
Growth Fund
Class N / WSMNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small-Mid Cap Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information abo ut
the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small-Mid Cap Growth Fund Class N	$ 62	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 1.20% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 2500™ Growth Index, which returned 3.93% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
Relative performance of the Fund was driven by stock specific dynamics. From a sector perspective, stock selection in Energy, including our position in New Fortress Energy, and Health Care, including our position in Evolent Health, detracted from relative performance. Other individual detractors included Five Below (Consumer Discretionary), Shoals Technologies Group (Industrials) and Mercury Systems (Industrials). Not owning Microstrategy (Information Technology) and Deckers (Consumer Discretionary) also detracted from relative performance. Positive stock selection in Consumer Staples, including our positions in Freshpet and e.l.f. Beauty, contributed to relative performance. Other top individual contributors included Insmed (Health Care), Super Micro Computer (Information Technology) and Encompass Health (Health Care).
TOP PERFORMANCE CONTRIBUTORS
Freshpet
is the leading manufacturer of refrigerated fresh pet food with a large share of the category.

The
company
reported better than expected results, with strong sales growth driven by higher sales volumes.

Gross margins showed substantial improvement year-over-year, attributed to higher capacity utilization, lower input costs and operational improvements.

e.l.f. Beauty
sells premium quality cosmetic and skincare products with broad appeal at accessible price points ($3-15) under the e.l.f., Well People, and Keys Soulcare brands.

The company reported strong financial results with sales exceeding expectations across major categories despite tough comparisons and experienced market share gains across the majority of the top 10 beauty brands on the market.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure.

The company brings low-cost U.S. natural gas to foreign markets through LNG and in some cases owns the power generation assets in those foreign countries. The company reported solid results driven by downstream operations during the period.

However, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out.
Five Below
is a U.S. retailer offering on-trend merchandise at extreme value price-points.

Shares were pressured as recent quarterly results were disappointing, with sales, margins, and earnings falling short of expectations.

While total unit growth was strong during the period, same-store sales were negative due to weaker traffic trends.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of
investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Small-Mid Cap Growth Fund Class N	1.20%	6.63%	6.55%	9.72%
Russell 3000® Index	13.56%	23.13%	14.14%	12.15%
Russell 2500™ Growth Index	3.93%	9.02%	7.58%	8.77%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
Statistics
Fund net assets (in $000s)	$ 1,864,134
Number of portfolio holdings	77
Net advisory fees paid (in $000s)	$ 409
Portfolio turnover rate (six months)	24%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten
Holdings
BWX Technologies, Inc.	2.6%
e.l.f. Beauty, Inc.	2.5%
Encompass Health Corp.	2.4%
Freshpet, Inc.	2.2%
Carlyle Group, Inc.	2.1%
Chemed Corp.	2.1%
Advanced Drainage Systems, Inc.	2.0%
Tyler Technologies, Inc.	1.9%
Brink's Co.	1.8%
Axon Enterprise, Inc.	1.8%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small-Mid Cap
Growth Fund
Class R6 / WSMRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small-Mid Cap Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for
the
last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small-Mid Cap Growth Fund Class R6	$ 47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 1.34% (net of fees) for the 6 months ended Jun
e 3
0, 2024. The Fund underperformed its benchmark, the Russell 2500™ Growth Index, which returned 3.93% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
Relative performance of the Fund was driven by stock specific dynamics. From a sector perspective, stock selection in Energy, including our position in New Fortress Energy, and Health Care, including our position in Evolent Health, detracted from relative performance. Other individual detractors included Five Below (Consumer Discretionary), Shoals Technologies Group (Industrials) and Mercury Systems (Industrials). Not owning Microstrategy (Information Technology) and Deckers (Consumer Discretionary) also detracted from relative performance. Positive stock selection in Consumer Staples, including our positions in Freshpet and e.l.f. Beauty, contributed to relative performance. Other top individual contributors included Insmed (Health Care), Super Micro Computer (Information Technology) and Encompass Health (Health Care).
TOP PERFORMANCE
CONTRIBUTORS
Freshpet
is the leading manufacturer of refrigerated fresh pet food with a large share of the category.

The company reported better than expected results, with strong sales growth driven by higher sales volumes.

Gross margins showed substantial improvement year-over-year, attributed to higher capacity utilization, lower input costs and operational improvements.

e.l.f. Beauty
sells premium quality cosmetic and skincare products with broad appeal at accessible price points ($3-15) under the e.l.f., Well People, and Keys Soulcare brands.

The company reported strong financial results with sales exceeding expectations across major categories despite tough comparisons and experienced market share gains across the majority of the top 10 beauty brands on the market.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure.

The company brings low-cost U.S. natural gas to foreign markets through LNG and in some cases owns the power generation assets in those foreign countries. The company reported solid results driven by downstream operations during the period.

However, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out.
Five Below
is a U.S. retailer offering on-trend merchandise at extreme value price-points.

Shares were pressured as recent quarterly results were disappointing, with sales, margins, and earnings falling short of expectations.

While total unit growth was strong during the period, same-store sales were negative due to weaker traffic trends.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	Since Inception
Small-Mid Cap Growth Fund Class R6	1.34%	6.90%	6.87%	7.24%
Russell 3000® Index	13.56%	23.13%	14.14%	13.84%
Russell 2500™ Growth Index	3.93%	9.02%	7.58%	7.70%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,864,134
Number of portfolio holdings	77
Net advisory fees paid (in $000s)	$1,941
Portfolio turnover rate (six months)	24%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
BWX Technologies, Inc.	2.6%
e.l.f. Beauty, Inc.	2.5%
Encompass Health Corp.	2.4%
Freshpet, Inc.	2.2%
Carlyle Group, Inc.	2.1%
Chemed Corp.	2.1%
Advanced Drainage Systems, Inc.	2.0%
Tyler Technologies, Inc.	1.9%
Brink's Co.	1.8%
Axon Enterprise, Inc.	1.8%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information
at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small-Mid Cap
Value Fund
Class I /
ISMVX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small-Mid Cap Value Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small-Mid Cap Value Fund Class I	$43	0.85%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -0.75% (net of fees) for the 6 months ended June 30,
2024
. The Fund underperformed its benchmark, the Russell 2500
®
Value Index, which returned 1.50% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
The Fund’s underperformance versus its benchmark was primarily driven by poor stock selection in the Consumer Discretionary, Materials, and Industrials sectors. Despite negative performance, the Fund had a positive all oc
ation effect in 9 of the 11 Global Industry Classification Standard economic sectors during the period. Specifically, the Fund benefited from an overweight position to the Industrials and Information Technology sectors and an underweight position to the Financials and Communications Services sectors.
TOP PERFORMANCE CONTRIBUTORS
Expro’s
subsidiaries provide energy services, with an extensive portfolio of capabilities that spans well construction, well flow management, subsea well access and well intervention and integrity solutions. The company has recovered from prior one-off delays.
Ralph Lauren
designs clothing and accessories, operating in the men’s, women’s, children’s apparel, accessories, fragrances, and home furnishing segments. Ralph Lauren’s increased marketing spend has been able to attract a younger demographic and boost same store sales.
Encompass Health
provides inpatient rehabilitative healthcare services, and operates inpatient rehabilitation hospitals, outpatient rehabilitation satellites, and home health agencies. Encompass reported another top and bottom-line earnings beat, which drove much of the performance.
TOP PERFORMANCE DETRACTORS
QuidelOrtho
is a diagnostics company with offerings across various settings including labs, transfusion medicine, point of care, and molecular diagnostics. Despite a slight earnings beat in the company’s most recent quarter, QuidelOrtho struggled with performance during the period.
Bloomin’ Brands
owns and operates a chain of casual dining restaurants. Even after reaffirming guidance for the year and increased strength in their Carrabba’s and Outback restaurants, Bloomin’s shares suffered large losses during the period. Weak traffic and same stores sales growth has been under pressure, as the strength of the lower-end consumer remains in question.
Cracker Barrel Old Country Store
owns and operates restaurants, which serve various southern-style breakfast, lunch, and dinner dishes. Cracker Barrel came under pressure as traffic remains below pre-pandemic levels at their locations, which has forced management to lower revenue guidance for 2024. The company’s investments in technology and advertising, coupled with stress on the lower-end consumer have been major headwinds for the stock throughout the period.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	Since Inception
Small-Mid Cap Value Fund Class I	(0.75)%	5.65%
Russell 3000® Index	13.56%	25.21%
Russell 2500 ® Value Index	1.50%	12.22%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$2,690
Number of portfolio holdings	86
Net advisory fees paid (in $000s)	$0
Portfolio turnover rate (six months)	29%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund,
representing
percentage of the total
net
assets of the Fund.
Top Ten Holdings
Taylor Morrison Home Corp.	1.6%
ABM Industries, Inc.	1.6%
Qorvo, Inc.	1.5%
Ingredion, Inc.	1.5%
Commercial Metals Co.	1.5%
Tecnoglass, Inc.	1.5%
Healthpeak Properties, Inc.	1.4%
Avnet, Inc.	1.4%
SM Energy Co.	1.4%
U.S. Foods Holding Corp.	1.4%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small-Mid Cap
Value Fund
Class R6 / RSMVX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small-Mid Cap Value Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small-Mid Cap Value Fund Class R6	$40	0.80%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -0.75% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its be nch
mark, the Russell 2500
®
Value Index, which returned 1.50% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
The Fund’s underperformance versus its benchmark was primarily driven by poor stock selection in the Consumer Discretionary, Materials, and Industrials sectors. Despite negative performance, the Fund had a positive allocation effect in 9 of the 11 Global Industry Classification Standard economic sectors during the period. Specifically, the Fund benefited from an overweight position to the Industrials and Information Technology sectors and an underweight position to the Financials and Communications Services sectors.
TOP PERFORMANCE CONTRIBUTORS
Expro’s
subsidiaries provide energy services, with an extensive portfolio of capabilities that spans well construction, well flow management, subsea well access and well intervention and integrity solutions. The company has recovered from prior one-off delays.
Ralph Lauren
designs clothing and accessories, operating in the men’s, women’s, children’s apparel, accessories, fragrances, and home furnishing segments. Ralph Lauren’s increased marketing spend has been able to attract a younger demographic and boost same store sales.
Encompass Health
provides inpatient rehabilitative healthcare services, and operates inpatient rehabilitation hospitals, outpatient rehabilitation satellites, and home health agencies. Encompass reported another top and bottom-line earnings beat, which drove much of the performance.
TOP PERFORMANCE
DETRACTORS
QuidelOrtho
is a diagnostics company with offerings across various settings including labs, transfusion medicine, point of care, and molecular diagnostics. Despite a slight earnings beat in the company’s most recent quarter, QuidelOrtho struggled with performance during the period.
Bloomin’ Brands
owns and operates a chain of casual dining restaurants. Even after reaffirming guidance for the year and increased strength in their Carrabba’s and Outback restaurants, Bloomin’s shares suffered large losses during the period. Weak traffic and same stores sales growth has been under pressure, as the strength of the lower-end consumer remains in question.
Cracker Barrel Old Country Store
owns and operates restaurants, which serve various southern-style breakfast, lunch, and dinner dishes. Cracker Barrel came under pressure as traffic remains below pre-pandemic levels at their locations, which has forced management to lower revenue guidance for 2024. The company’s investments in technology and advertising, coupled with stress on the lower-end consumer have been major headwinds for the stock throughout the period.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	Since Inception
Small-Mid Cap Value Fund Class R6	(0.75)%	5.70%
Russell 3000® Index	13.56%	25.21%
Russell 2500® Value Index	1.50%	12.22%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$2,690
Number of portfolio holdings	86
Net advisory fees paid (in $000s)	$0
Portfolio turnover rate (six months)	29%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage
of the total net assets of the Fund.
Top Ten Holdings
Taylor Morrison Home Corp.	1.6%
ABM Industries, Inc.	1.6%
Qorvo, Inc.	1.5%
Ingredion, Inc.	1.5%
Commercial Metals Co.	1.5%
Tecnoglass, Inc.	1.5%
Healthpeak Properties, Inc.	1.4%
Avnet, Inc.	1.4%
SM Energy Co.	1.4%
U.S. Foods Holding Corp.	1.4%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small Cap Growth Fund
Class I / WBSIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small Cap Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblair
funds
.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small Cap Growth Fund Class I	$50	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 7.84% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the Russell 2000
®
Growth Index, which returned 4.44% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
Outperformance was attributable to stock specific dynamics. The portfolio benefited from strong selection in Consumer Staples, including our positions in Vital Farms and e.l.f. Beauty, and Health Care, including our positions in Insmed and Encompass Health. Our position in Sylvamo (Materials) also contributed positively to performance. Top detractors year-to-date included New Fortress Energy (Energy), Inspire Medical (Health Care) Amicus Therapeutics (Health Care) and Treace Medical Concepts (Health Care). Industrials stock selection, including our position in Shoals Technologies Group, as well as not owning MicroStrategy (Information Technology), dampened relative results. From a style perspective, stocks with strong price momentum generally outperformed in the period which was a modest headwind to relative performance given our typical below-benchmark exposure to momentum.
TOP PERFORMANCE CONTRIBUTORS
Vital Farms
is the leader in the U.S. pasture-raised egg market. During the period, Vital Farms reported
strong sales growth driven by a combination of volume and pricing as well as materially higher than expected earnings. We continue to believe Vital Farms will be a significant beneficiary as the broader egg industry evolves to cage-free production and Vital further builds out their farmer network.
Insmed
is a commercial stage biopharmaceutical company focusing on rare/orphan diseases. Insmed’s commercial drug, Arikayce, targets refractory non-tuberculous mycobacterium lung disease, with intellectual property protection through 2035 and no current competition in active development. The company announced positive results from its ASPEN Phase 3 study of brensocatib in non-cystic fibrosis bronchiectasis that demonstrated strong results. Insmed expects to file for commercial approval in late 2024 and is anticipating a commercial launch by mid-2025.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure. While the company reported solid earnings results, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out. We continue to believe New Fortress is entering a phase where capital spending should trend lower, driving attractive returns through capital deployment and new projects.
Shoals Technologies
provides electrical balance of system solutions for solar projects and electrical vehicle charging networks. During the period, the company reported revenue results that were below expectations and lowered 2024 guidance due to industry-wide project delays resulting from customer supply chain challenges.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Small Cap Growth Fund Class I	7.84%	12.73%	9.76%	10.61%
Russell 3000® Index	13.56%	23.13%	14.14%	12.15%
Russell 2000® Growth Index	4.44%	9.14%	6.17%	7.39%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
Statistics
Fund net assets (in $000s)	$822,617
Number of portfolio holdings	91
Net advisory fees paid (in $000s)	$1,860
Portfolio turnover rate (six months)	29%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total
net assets of the Fund.
Top Ten Holdings
Casella Waste Systems, Inc.	2.2%
Brink's Co.	2.1%
BWX Technologies, Inc.	2.1%
Insmed, Inc.	1.9%
Verra Mobility Corp.	1.8%
Encompass Health Corp.	1.7%
e.l.f. Beauty, Inc.	1.6%
Guidewire Software, Inc.	1.6%
Skyline Champion Corp.	1.6%
Baldwin Insurance Group, Inc.	1.6%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small Cap Growth Fund
Class N / WBSNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small Cap Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small Cap Growth Fund Class N	$62	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 7.71% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the Russell 2000
®
Growth Index, which returned 4.44% and underperformed the Russell 3000
®
Index, a broad measure of
market
performance, which returned 13.56%.
Outperformance was attributable to stock specific dynamics. The portfolio benefited from strong selection in Consumer Staples, including our positions in Vital Farms and e.l.f. Beauty, and Health Care, including our positions in Insmed and Encompass Health. Our position in Sylvamo (Materials) also contributed positively to performance. Top detractors year-to-date included New Fortress Energy (Energy), Inspire Medical (Health Care) Amicus Therapeutics (Health Care) and Treace Medical Concepts (Health Care). Industrials stock selection, including our position in Shoals Technologies Group, as well as not owning MicroStrategy (Information Technology), dampened relative results. From a style perspective, stocks with strong price momentum generally outperformed in the period which was a modest headwind to relative performance given our typical below-benchmark exposure to momentum.
TOP PERFORMANCE CONTRIBUTORS
Vital Farms
is the leader in the U.S. pasture-raised egg market. During the period, Vital Farms reported strong sales growth driven by a combination of volume and pricing as well as materially higher than expected earnings. We continue to believe Vital Farms will be a significant beneficiary as the broader egg
industry evolves to cage-free production and Vital further builds out their farmer network.
Insmed
is a commercial stage biopharmaceutical company focusing on rare/orphan diseases. Insmed’s commercial drug, Arikayce, targets refractory non-tuberculous mycobacterium lung disease, with intellectual property protection through 2035 and no current competition in active development. The company announced positive results from its ASPEN Phase 3 study of brensocatib in non-cystic fibrosis bronchiectasis that demonstrated strong results. Insmed expects to file for commercial approval in late 2024 and is anticipating a commercial launch by mid-2025.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure. While the company reported solid earnings results, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out. We continue to believe New Fortress is entering a phase where capital spending should trend lower, driving attractive returns through capital deployment and new projects.
Shoals Technologies
provides electrical balance of system solutions for solar projects and electrical vehicle charging networks. During the period, the company reported revenue results that were below expectations and lowered 2024 guidance due to industry-wide project delays resulting from customer supply chain challenges.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Small Cap Growth Fund Class N	7.71%	12.46%	9.48%	10.34%
Russell 3000® Index	13.56%	23.13%	14.14%	12.15%
Russell 2000® Growth Index	4.44%	9.14%	6.17%	7.39%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$822,617
Number of portfolio holdings	91
Net advisory fees paid (in $000s)	$491
Portfolio turnover rate (six months)	29%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage
of the total net assets of the Fund.
Top Ten Holdings
Casella Waste Systems, Inc.	2.2%
Brink's Co.	2.1%
BWX Technologies, Inc.	2.1%
Insmed, Inc.	1.9%
Verra Mobility Corp.	1.8%
Encompass Health Corp.	1.7%
e.l.f. Beauty, Inc.	1.6%
Guidewire Software, Inc.	1.6%
Skyline Champion Corp.	1.6%
Baldwin Insurance Group, Inc.	1.6%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small Cap Growth Fund
Class R6 / WBSRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small Cap Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small Cap Growth Fund Class R6	$47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 7.88% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the Russell 2000
®
Growth Index, which returned 4.44% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned 13.56%.
Outperformance was attributable to stock specific dynamics. The portfolio benefited from strong selection in Consumer Staples, including our positions in Vital Farms and e.l.f. Beauty, and Health Care, including our positions in Insmed and Encompass Health. Our position in Sylvamo (Materials) also contributed positively to performance. Top detractors year-to-date included New Fortress Energy (Energy), Inspire Medical (Health Care) Amicus Therapeutics (Health Care) and Treace Medical Concepts (Health Care). Industrials
stoc
k selection, including our position in Shoals Technologies Group, as well as not owning MicroStrategy (Information Technology), dampened relative results. From a style perspective, stocks with strong price momentum generally outperformed in the period which was a modest headwind to relative performance given our typical below-benchmark exposure to momentum.
TOP PERFORMANCE CONTRIBUTORS
Vital Farms
is the leader in the U.S. pasture-raised egg market. During the period, Vital Farms reported strong sales growth driven by a combination of volume and pricing as well as materially higher than expected
earnings. We continue to believe Vital Farms will be a significant beneficiary as the broader egg industry evolves to cage-free production and Vital further builds out their farmer network.
Insmed
is a commercial stage biopharmaceutical company focusing on rare/orphan diseases. Insmed’s commercial drug, Arikayce, targets refractory non-tuberculous mycobacterium lung disease, with intellectual property protection through 2035 and no current competition in active development. The company announced positive results from its ASPEN Phase 3 study of brensocatib in non-cystic fibrosis bronchiectasis that demonstrated strong results. Insmed expects to file for commercial approval in late 2024 and is anticipating a commercial launch by mid-2025.
TOP PERFORMANCE DETRACTORS
New Fortress Energy
develops, finances and constructs liquified natural gas (“LNG”) assets and related infrastructure. While the company reported solid earnings results, first LNG deliveries from one of the company’s projects was delayed and the corresponding cash flow pushed out. We continue to believe New Fortress is entering a phase where capital spending should trend lower, driving attractive returns through capital deployment and new projects.
Shoals Technologies
provides electrical balance of system solutions for solar projects and electrical vehicle charging networks. During the period, the company reported revenue results that were below expectations and lowered 2024 guidance due to industry-wide project delays resulting from customer supply chain challenges.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	Since Inception
Small Cap Growth Fund Class R6	7.88%	12.82%	9.83%	9.47%
Russell 3000® Index	13.56%	23.13%	14.14%	13.84%
Russell 2000® Growth Index	4.44%	9.14%	6.17%	6.12%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$822,617
Number of portfolio holdings	91
Net advisory fees paid (in $000s)	$851
Portfolio turnover rate (six months)	29%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Casella Waste Systems, Inc.	2.2%
Brink's Co.	2.1%
BWX Technologies, Inc.	2.1%
Insmed, Inc.	1.9%
Verra Mobility Corp.	1.8%
Encompass Health Corp.	1.7%
e.l.f. Beauty, Inc.	1.6%
Guidewire Software, Inc.	1.6%
Skyline Champion Corp.	1.6%
Baldwin Insurance Group, Inc.	1.6%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small Cap Value Fund
Class I / ICSCX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small Cap Value Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small Cap Value Fund Class I	$45	0.89%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -1.95% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 2000
®
Value Index, which returned -0.85% and underperformed the Russell 3000
®
Index, a broad measure of mark
et
performance, which returned 13.56%.
The Fund’s underperformance versus its benchmark was driven by poor stock selection in the Consumer Discretionary, Materials, and Industrials sectors. Despite negative performance, the Fund had positive stock selection in 7 of the 11 Global Industry Classification Standard economic sectors during the period. The Fund’s sector allocations were additive to relative performance primarily due to an underweight
position to the Financials sector and an overweight position to the Industrials sector
TOP PERFORMANCE CONTRIBUTORS
Expro’s
subsidiaries provide energy services, with an extensive portfolio of capabilities that spans well construction, well flow management, subsea well access and well intervention and integrity solutions. The company has recovered from prior one-off delays.
Tower Semiconductor
is an independent foundry providing semiconductor integrated circuits manufacturing and related design services. Tower Semiconductor has benefitted from the growing success in their Silicon Photonics business, which has been used in data centers to fuel artificial intelligence.
Granite Construction
 is a heavy civil construction and transportation contractor, which services both the public and private sector. Granite has benefitted from tailwinds related to increased infrastructure spend, as well as “at-risk” projects finally rolling off.
TOP PERFORMANCE DETRACTORS
Ryerson Holding
is the second largest metal service center business in the United States and also operates through a network of roughly 100 locations globally. Ryerson’s weakness in the period was due to a recent earnings miss driven by higher-than-expected costs, attributed to recent University Park, enterprise resource planning initiatives in addition to declining carbon prices throughout the quarter. Inventory build and profit missed also contributed to a cash flow miss during the period.
Titan Machinery
is one of the largest dealers of Case-New Holland agricultural and construction machines and sells new/used equipment, as well as parts and service. Titan’s struggles during the year-to-date period have been due to agriculture spend that is below the 20-year average, which has caused compressed margins.
Bloomin’ Brands
owns and operates a chain of casual dining restaurants. Even after reaffirming guidance for the year and increased strength in their

Carrabba’s and Outback restaurants, Bloomin’s shares suffered large losses during the period. Weak traffic and same stores sales growth has been under pressure, as the strength of the lower-end consumer remains in question.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Small Cap Value Fund Class I	(1.95)%	6.54%	6.69%	7.11%
Russell 3000® Index	13.56%	23.13%	14.14%	12.15%
Russell 2000 ® Value Index	(0.85)%	10.90%	7.07%	6.23%
On July 16, 2021, the Fund acquired the assets and assumed the liabilities of the ICM Small Company Portfolio (the “Predecessor Fund”) in a reorganization (the “Reorganization”). The Predecessor Fund’s (Institutional Class shares) performance and financial history have been adopted by Class I shares of the Fund following the Reorganization. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of Class I shares of the Fund. Because the Fund had different fees and expenses than the Predecessor Fund, the Predecessor Fund would therefore have had different performance results if it was subject to the Fund’s fees and expenses.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,315,970
Number of portfolio holdings	110
Net advisory fees paid (in $000s)	$2,961
Portfolio turnover rate (six months)	13%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Expro Group Holdings NV	1.5%
Verint Systems, Inc.	1.4%
Kite Realty Group Trust	1.3%
Taylor Morrison Home Corp.	1.3%
SM Energy Co.	1.3%
Granite Construction, Inc.	1.3%
John Wiley & Sons, Inc.	1.3%
Tri Pointe Homes, Inc.	1.3%
ABM Industries, Inc.	1.3%
Cal-Maine Foods, Inc.	1.2%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small Cap Value Fund
Class N / WBVNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small Cap Value Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small Cap Value Fund Class N	$58	1.15%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -2.05% (net of fees) for the 6 months ended June 30, 2024. The Fund u nde
rperformed its benchmark, the Russell 2000
®
Value Index, which returned -0.85% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned
13.56
%.
The Fund’s underperformance versus its benchmark was driven by poor stock selection in the Consumer Discretionary, Materials, and Industrials sectors. Despite negative performance, the Fund had positive stock selection in 7 of the 11 Global Industry Classification Standard economic sectors during the period. The Fund’s sector allocations were additive to relative performance primarily due to an underweight position to the Financials sector and an overweight position to the Industrials sector
TOP PERFORMANCE CONTRIBUTORS
Expro’s
subsidiaries provide energy services, with an extensive portfolio of capabilities that spans well construction, well flow management, subsea well access and well intervention and integrity solutions. The company has recovered from prior one-off delays.
Tower Semiconductor
is an independent foundry providing semiconductor integrated circuits manufacturing and related design services. Tower Semiconductor has benefitted from the growing success in their Silicon Photonics business, which has been used in data centers to fuel artificial intelligence.
Granite Construction
 is a heavy civil construction and transportation contractor, which services both the public and private sector. Granite has benefitted from tailwinds related to increased infrastructure spend, as well as “at-risk” projects finally rolling off.
TOP PERFORMANCE DETRACTORS
Ryerson Holding
is the second largest metal service center business in the United States and also operates through a network of roughly 100 locations globally. Ryerson’s weakness in the period was due to a recent earnings miss driven by higher-than-expected costs, attributed to recent University Park, enterprise resource planning initiatives in addition to declining carbon prices throughout the quarter. Inventory build and profit missed also contributed to a cash flow miss during the period.
Titan Machinery
is one of the largest dealers of Case-New Holland agr
icultu
ral and construction machines and sells new/used equipment, as well as parts and service. Titan’s struggles during the year-to-date period have been due to agriculture spend that is below the 20-year average, which has caused compressed margins.
Bloomin’ Brands
owns and operates a chain of casual dining restaurants. Even after reaffirming guidance for the year and increased strength in their

Carrabba’s and Outback restaurants, Bloomin’s shares suffered large losses during the period. Weak traffic and same stores sales growth has been under pressure, as the strength of the lower-end consumer remains in question.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Small Cap Value Fund Class N	(2.05)%	6.29%	1.43%
Russell 3000® Index	13.56%	23.13%	8.25%
Russell 2000® Value Index	(0.85)%	10.90%	1.47%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,315,970
Number of portfolio holdings	110
Net advisory fees paid (in $000s)	$9
Portfolio turnover rate (six months)	13%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of
the total net assets
of
the Fund.
Top Ten Holdings
Expro Group Holdings NV	1.5%
Verint Systems, Inc.	1.4%
Kite Realty Group Trust	1.3%
Taylor Morrison Home Corp.	1.3%
SM Energy Co.	1.3%
Granite Construction, Inc.	1.3%
John Wiley & Sons, Inc.	1.3%
Tri Pointe Homes, Inc.	1.3%
ABM Industries, Inc.	1.3%
Cal-Maine Foods, Inc.	1.2%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-
742
-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Small Cap Value Fund
Class R6 / WBVRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Small Cap Value Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Small Cap Value Fund Class R6	$40	0.79%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -1.88% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the Russell 2000
®
Value Index, which returned -0.85% and underperformed the Russell 3000
®
Index, a broad measure of market performance, which returned
13.56
%.
The Fund’s underperformance versus its benchmark was driven by poor stock selection in the Co nsu
mer Discretionary, Materials, and Industrials sectors. Despite negative performance, the Fund had positive stock selection in 7 of the 11 Global Industry Classification Standard economic sectors during the period. The Fund’s sector allocations were additive to relative performance primarily due to an underweight position to the Financials sector and an overweight position to the Industrials sector
TOP PERFORMANCE CONTRIBUTORS
Expro’s
subsidiaries provide energy services, with an extensive portfolio of capabilities that spans well construction, well flow management, subsea well access and well intervention and integrity solutions. The company has recovered from prior one-off delays.
Tower Semiconductor
is an independent foundry providing semiconductor integrated circuits manufacturing and related design services. Tower Semiconductor has benefitted from the growing success in their Silicon Photonics business, which has been used in data centers to fuel artificial intelligence.
Granite Construction
 is a heavy civil construction and transportation contractor, which services both the public and private sector. Granite has benefitted from tailwinds related to increased infrastructure spend, as well as “at-risk” projects finally rolling off.
TOP PERFORMANCE DETRACTORS
Ryerson Holding
is the second largest metal service center business in the United States and also operates through a network of roughly 100 locations globally. Ryerson’s weakness in the period was due to a recent earnings miss driven by higher-than-expected costs, attributed to recent University Park, enterprise resource planning initiatives in addition to declining carbon prices throughout the quarter. Inventory build and profit missed also contributed to a cash flow miss during the period.
Titan Machinery
is one of the largest dealers of Case-New Holland agricultural and construction machines and sells new/used equipment, as well as parts and service. Titan’s struggles during the year-to-date period have been due to agriculture spend that is below the 20-year average, which has caused compressed margins.
Bloomin’ Brands
owns and operates a chain of casual dining restaurants. Even after reaffirming guidance for the year and increased strength in their

Carrabba’s and Outback restaurants, Bloomin’s shares suffered large losses during the period. Weak traffic and same stores sales growth has been under pressure, as the strength of the lower-end consumer remains in question.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Small Cap Value Fund Class R6	(1.88)%	6.64%	1.78%
Russell 3000 ® Index	13.56%	23.13%	8.25%
Russell 2000 ® Value Index	(0.85) %	10.90%	1.47%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,315,970
Number of portfolio holdings	110
Net advisory fees paid (in $000s)	$1,861
Portfolio turnover rate (six months)	13%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Expro Group Holdings NV	1.5%
Verint Systems, Inc.	1.4%
Kite Realty Group Trust	1.3%
Taylor Morrison Home Corp.	1.3%
SM Energy Co.	1.3%
Granite Construction, Inc.	1.3%
John Wiley & Sons, Inc.	1.3%
Tri Pointe Homes, Inc.	1.3%
ABM Industries, Inc.	1.3%
Cal-Maine Foods, Inc.	1.2%
Sector Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-
800
-
742
-
7272
.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Global Leaders Fund
Class I / WGFIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Global Leaders Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Global Leaders Fund Class I	$ 45	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 8.06% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI All Country World IMI (net), which returned 10.28%. The Fund's benchmark is also a broad measure of market performance.
Relative underperformance was driven by stock selection across sectors and in the United States. Selection in Information Technology (“IT”), Industrials, and Financials were the primary detractors. While the overweight to IT was additive, negative selection was driven by an underweight position in NVIDIA as it was purchased late in the quarter. Within Industrials, Airbus and Old Dominion Freight Line were the primary detractors, while AIA weighed on Financials returns. Partly offsetting underperformance was a combination of sector allocation driven by an overweight to IT and underweight to Consumer Staples and stock selection in Communication Services. Within IT, the overweight to a strong sector and selection outside of the U.S. including positions in TSMC and MediaTek were both additive.
TOP PERFORMANCE CONTRIBUTORS
TSMC
, the world‐leading independent foundry with unique manufacturing capabilities in leading-edge chips, and MediaTek both strengthened on strong fundamental performance. Inventories normalized signaling a cyclical r
e
covery in demand is underway and as cutting-edge technology companies globally outperformed on expectations for AI to drive long-term demand.
MediaTek
is a global leader in wireless integrated circuit design. MediaTek has significantly narrowed the technological gap to Qualcomm and is gaining market share driven by design improvements, competitive cost position, and localization trends.
Meta Platforms
, the leading global social media platform operating Facebook and Instagram, outperformed on strong fundamental results as revenue growth and forward guidance exceeded expectations including significant growth in advertising revenue from China. Additionally, Meta announced its AI roadmap, its first-ever cash dividend expected to be paid out on a quarterly basis going forward, and an increase in share repurchases
TOP PERFORMANCE DETRACTORS
Airbus
underperformed after it informed airlines that delivery of some its planes may be delayed, citing supply chain challenges particularly from engine suppliers. Additionally, the ramp-up in production of the A320 aircraft is likely to be pushed out later than previously communicated for the same reasons. This will mean cutting guidance for this year on earnings and cash flow generation. The company also took a one-time write-down on its space division during the quarter.
Old Dominion
is the second largest less-than-truckload freight carrier in the U.S. The stock was down in April on disappointing near-term operations as trucking volumes failed to point to a recovery in market conditions and lowered growth expectations.
AIA Group
is a leading provider of insurance throughout Asia. The company declined and was exited during the period on mixed earnings results primarily due to challenging market conditions in China, including elevated medical claims, which led to policy price increases and lower investment returns on Chinese government bonds
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Global Leaders Fund Class I	8.06%	12.08%	9.57%	9.00%
MSCI All Country World IMI (net)	10.28%	18.40%	10.36%	8.17%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$ 103,624
Number of portfolio holdings	68
Net advisory fees paid (in $000s)	$245
Portfolio turnover rate (six months)	22%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total
net assets
of
the
Fund.
Top Ten Holdings
Microsoft Corp.	6.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
Alphabet, Inc.	4.4%
Amazon.com, Inc.	3.5%
Mastercard, Inc.	3.2%
Novo Nordisk AS	3.2%
NVIDIA Corp.	3.1%
Meta Platforms, Inc.	2.7%
Atlas Copco AB	2.1%
ASML Holding NV	2.1%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-
800
-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Global Leaders Fund
Class N / WGGNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Global Leaders Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Global Leaders Fund Class N	$58	1.15%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 7.96% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI All Country World IMI (net), which returned 10.28%. The Fund's benchmark is also a broad measure of market performance.
Relative underperformance was driven by stock selection across sectors and in the United States. Selection in Information Technology (“IT”), Industrials, and Financials were the primary detractors. While the overweight to I
T
was additive, negative selection was driven by an underweight position in NVIDIA as it was purchased late in the quarter. Within Industrials, Airbus and Old Dominion Freight Line were the primary detractors, while AIA weighed on Financials returns. Partly offsetting underperformance was a combination of sector allocation driven by an overweight to IT and underweight to Consumer Staples and stock selection in Communication Services. Within IT, the overweight to a strong sector and selection outside of the U.S. including positions in TSMC and MediaTek were both additive.
TOP PERFORMANCE CONTRIBUTORS
TSMC
, the world‐leading independent foundry with unique manufacturing capabilities in leading-edge chips, and MediaTek both strengthened on strong fundamental performance. Inventories normalized signaling a cyclical recovery in demand is underway and as cutting-edge technology companies globally outperformed on expectations for AI to drive long-term demand.
MediaTek
is a global leader in wireless integrated circuit design. MediaTek has significantly narrowed the technological gap to Qualcomm and is gaining market share driven by design improvements, competitive cost position, and localization trends.
Meta Platforms
, the leading global social media platform operating Facebook and Instagram, outperformed on strong fundamental results as revenue growth and forward guidance exceeded expectations including significant growth in advertising revenue from China. Additionally, Meta announced its AI roadmap, its first-ever cash dividend expected to be paid out on a quarterly basis going forward, and an increase in share repurchases
TOP PERFORMANCE DETRACTORS
Airbus
underperformed after it informed airlines that delivery of some its planes may be delayed, citing supply chain challenges particularly from engine suppliers. Additionally, the ramp-up in production of the A320 aircraft is likely to be pushed out later than previously communicated for the same reasons. This will mean cutting guidance for this year on earnings and cash flow generation. The company also took a one-time write-down on its space division during the quarter.
Old Dominion
is the second largest less-than-truckload freight carrier in the U.S. The stock was down in April on disappointing near-term operations as trucking volumes failed to point to a recovery in market conditions and lowered growth expectations.
AIA Group
is a leading provider of insurance throughout Asia. The company declined and was exited during the period on mixed earnings results primarily due to challenging market conditions in China, including elevated medical claims, which led to policy price increases and lower investment returns on Chinese government bonds
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Global Leaders Fund Class N	7.96%	11.75%	9.31%	8.71%
MSCI All Country World IMI (net)	10.28%	18.40%	10.36%	8.17%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$103,624
Number of portfolio holdings	68
Net advisory fees paid (in $000s)	$25
Portfolio turnover rate (six months)	22%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	6.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
Alphabet, Inc.	4.4%
Amazon.com, Inc.	3.5%
Mastercard, Inc.	3.2%
Novo Nordisk AS	3.2%
NVIDIA Corp.	3.1%
Meta Platforms, Inc.	2.7%
Atlas Copco AB	2.1%
ASML Holding NV	2.1%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Global Leaders Fund
Class R6 / BGGIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Global Leaders Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Global Leaders Fund Class R6	$43	0.85%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 8.06% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI All Country World IMI (net), which returned 10.28%. The Fund's benchmark is also a broad measure of market performance.
Relative underperformance was driven by stock selection across sectors and in the United States. S ele
ction in Information Technology (“IT”), Industrials, and Financials were the primary detractors. While the overweight to IT was additive, negative selection was driven by an underweight position in NVIDIA as it was purchased late in the quarter. Within Industrials, Airbus and Old Dominion Freight Line were the primary detractors, while AIA weighed on Financials returns. Partly offsetting underperformance was a combination of sector allocation driven by an overweight to IT and underweight to Consumer Staples and stock selection in Communication Services. Within IT, the overweight to a strong sector and selection outside of the U.S. including positions in TSMC and MediaTek were both additive.
TOP PERFORMANCE CONTRIBUTORS
TSMC
, the world‐leading independent foundry with unique manufacturing capabilities in leading-edge chips, and MediaTek both strengthened on strong fundamental performance. Inventories normalized signaling a cyclical recovery in demand is underway and as cutting-edge technology companies globally outperformed on expectations for AI to drive long-term demand.
MediaTek
is a global leader in wireless integrated circuit design. MediaTek has significantly narrowed the technological gap to Qualcomm and is gaining market share driven by design improvements, competitive cost position, and localization trends.
Meta Platforms
, the leading global social media platform operating Facebook and Instagram, outperformed on strong fundamental results as revenue growth and forward guidance exceeded expectations including significant growth in advertising revenue from China. Additionally, Meta announced its AI roadmap, its first-ever cash dividend expected to be paid out on a quarterly basis going forward, and an increase in share repurchases
TOP PERFORMANCE DETRACTORS
Airbus
underperformed after it informed airlines that delivery of some its planes may be delayed, citing supply chain challenges particularly from engine suppliers. Additionally, the ramp-up in production of the A320 aircraft is likely to be pushed out later than previously communicated for the same reasons. This will mean cutting guidance for this year on earnings and cash flow generation. The company also took a one-time write-down on its space division during the quarter.
Old Dominion
is the second largest less-than-truckload freight carrier in the U.S. The stock was down in April on disappointing near-term operations as trucking volumes failed to point to a recovery in market conditions and lowered growth expectations.
AIA Group
is a leading provider of insurance throughout Asia. The company declined and was exited during the period on mixed earnings results primarily due to challenging market conditions in China, including elevated medical claims, which led to policy price increases and lower investment returns on Chinese government bonds
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Global Leaders Fund Class R6	8.06%	12.06%	9.63%	9.05%
MSCI All Country World IMI (net)	10.28%	18.40%	10.36%	8.17%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$103,624
Number of portfolio holdings	68
Net advisory fees paid (in $000s)	$50
Portfolio turnover rate (six months)	22%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Microsoft Corp.	6.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
Alphabet, Inc.	4.4%
Amazon.com, Inc.	3.5%
Mastercard, Inc.	3.2%
Novo Nordisk AS	3.2%
NVIDIA Corp.	3.1%
Meta Platforms, Inc.	2.7%
Atlas Copco AB	2.1%
ASML Holding NV	2.1%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Leaders Fund
Class I / WILIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Leaders Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Leaders Fund Class I	$45	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 5.97% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the MSCI All Country World ex-U.S. IMI (net), which returned 5.28%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was primarily driven by allocation effect, with an overweight to Information Technology, where the semiconductor industry has been notably strong, and underweights to Real Estate and Consumer Staples adding value, while an underweight to Financials detracted. Selection effect was negative primarily within Financials and Consumer Discretionary. This was partly offset by p osit
ive selection within Health Care. Within Financials, the portfolio’s underweight positioning in banks has been negative.
TOP PERFORMANCE CONTRIBUTOR
Novo Nordisk
continues its strength on optimism about the size of the market for its GLP-1 drugs currently used for diabetes and weight loss. Full-year results came in better than expected and GLP-1 sales were ahead of consensus.
TOP PERFORMANCE DETRACTORS
Itaú Unibanco
is a high-quality and diversified universal bank in Brazil. The stock was purchased earlier this year as we believe the fundamental outlook is improving along with a reasonable valuation. Itaú Unibanco underperformed along with Brazil on the macroeconomic environment and interest rate cuts.
HDFC Bank
is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was down meaningfully in the first quarter as the first earnings release following the long-expected merger with HDFC Ltd. showed delays in executing on the synergies of the merger.
lululemon
traded down after reporting fourth-quarter results in which revenues were in line and earnings per share beat estimates, but guidance for 2024 came in weaker than consensus estimates. The market focused on a deceleration in North America demand, where growth fell to single digits.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Leaders Fund Class I	5.97%	7.38%	5.48%	6.23%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,172,797
Number of portfolio holdings	64
Net advisory fees paid (in $000s)	$1,715
Portfolio turnover rate (six months)	27%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	4.8%
ASML Holding NV	4.0%
Novo Nordisk AS	3.7%
Tokyo Electron Ltd.	2.4%
MediaTek, Inc.	2.4%
Reliance Industries Ltd.	2.3%
ICON PLC	2.3%
Atlas Copco AB	2.2%
London Stock Exchange Group PLC	2.1%
Hoya Corp.	2.1%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these
materials
within 30
days
after
receiving
your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Leaders Fund
Class N / WILNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Leaders Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Leaders Fund Class N	$58	1.15%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 5.81% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the MSCI All Country World ex-
U.S
. IMI (net), which returned 5.28%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was primarily driven by allocation eff
e
ct, with an overweight to Information Technology, where the semiconductor industry has been notably
strong, and underweights to Real Estate and Consumer Staples adding value, while an underweight to Financials detracted. Selection effect was negative primarily within Financials and Consumer Discretionary. This was partly offset by positive selection within Health Care. Within Financials, the portfolio’s underweight positioning in banks has been negative.
TOP PERFORMANCE CONTRIBUTOR
Novo Nordisk
continues its strength on optimism about the size of the market for its GLP-1 drugs currently used for diabetes and weight loss. Full-year results came in better than expected and GLP-1 sales were ahead of consensus.
TOP PERFORMANCE DETRACTORS
Itaú Unibanco
is a high-quality and diversified universal bank in Brazil. The stock was purchased earlier this year as we believe the fundamental outlook is improving along with a reasonable valuation. Itaú Unibanco underperformed along with Brazil on the macroeconomic environment and interest rate cuts.
HDFC Bank
is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was down meaningfully in the first quarter as the first earnings release following the long-expected merger with HDFC Ltd. showed delays in executing on the synergies of the merger.
lululemon
traded down after reporting fourth-quarter results in which revenues were in line and earnings per share beat estimates, but guidance for 2024 came in weaker than consensus estimates. The market focused on a deceleration in North America demand, where growth fell to single digits.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Leaders Fund Class N	5.81%	7.11%	5.22%	5.97%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,172,797
Number of portfolio holdings	64
Net advisory fees paid (in $000s)	$124
Portfolio turnover rate (six months)	27%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	4.8%
ASML Holding NV	4.0%
Novo Nordisk AS	3.7%
Tokyo Electron Ltd.	2.4%
MediaTek, Inc.	2.4%
Reliance Industries Ltd.	2.3%
ICON PLC	2.3%
Atlas Copco AB	2.2%
London Stock Exchange Group PLC	2.1%
Hoya Corp.	2.1%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial
reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Leaders Fund
Class R6 / WILJX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Leaders Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Leaders Fund Class R6	$43	0.85%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 5.96% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the MSCI All Country World ex-U.S. IMI (net), which returned 5.28%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was primarily driven by allocation effect, with an overweight to Information Technology, whe
r
e the semiconductor industry has been notably strong, and underweights to Real Estate and Consumer Staples adding value, while an underweight to Financials detracted. Selection effect was negative primarily within Financials and Consumer Discretionary. This was partly offset by positive selection within Health Care. Within Financials, the portfolio’s underweight positioning in banks has been negative.
TOP PERFORMANCE CONTRIBUTOR
Novo Nordisk
continues its strength on optimism about the size of the market for its GLP-1 drugs currently used for diabetes and weight loss. Full-year results came in better than expected and GLP-1 sales were ahead of consensus.
TOP PERFORMANCE DETRACTORS
Itaú Unibanco
is a high-quality and diversified universal bank in Brazil. The stock was purchased earlier this year as we believe the fundamental outlook is
improving along with a reasonable valuation. Itaú Unibanco underperformed along with Brazil on the macroeconomic environment and interest rate cuts.
HDFC Bank
is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was down meaningfully in the first quarter as the first earnings release following the long-expected merger with HDFC Ltd. showed delays in executing on the synergies of the merger.
lululemon
traded down after reporting fourth-quarter results in which revenues were in line and earnings per share beat estimates, but guidance for 2024 came in weaker than consensus estimates. The market focused on a deceleration in North America demand, where growth fell to single digits.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Leaders Fund Class R6	5.96%	7.43%	5.54%	6.31%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,172,797
Number of portfolio holdings	64
Net advisory fees paid (in $000s)	$2,416
Portfolio turnover rate (six months)	27%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	4.8%
ASML Holding NV	4.0%
Novo Nordisk AS	3.7%
Tokyo Electron Ltd.	2.4%
MediaTek, Inc.	2.4%
Reliance Industries Ltd.	2.3%
ICON PLC	2.3%
Atlas Copco AB	2.2%
London Stock Exchange Group PLC	2.1%
Hoya Corp.	2.1%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports
and
other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Growth Fund
Class I / BIGIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Growth Fund Class I	$50	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.60% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark
, the MSCI All Country World ex-U.S. IMI (net), which returned 5.28%. The Fund's benchmark is also a broad measure of market performance.
Selection effect was negative primarily within Industrials and Information Technology (“IT”). This was partly offset by positive selection within Health Care. Allocation effect was positive driven by overweight exposure to IT and underweight exposure to the Materials and Real Estate sectors.
TOP PERFORMANCE
CONTRIBUTOR
Novo Nordisk
continues its strength on optimism about the size of the market for its GLP-1 drugs currently used for diabetes and weight loss. Full-year results came in better than expected and GLP-1 sales were ahead of consensus.
TOP PERFORMANCE DETRACTORS
Ryanair
is a discount airline in Europe. The airline offers low-cost, no-frills flights primarily catering to leisure travelers. The stock tr ad
ed down in the second quarter as the weaker economic environment in Europe is impacting pricing heading into the peak travel season.
Vinci
is a French infrastructure company that operates motorways, airports, renewables, and networks with operations in over 100 countries. The stock traded down during the quarter due to the snap elections called by President Emmanuel Macron following the European parliamentary elections where his opposition party, the far-right National Rally, did very well. Polls leading up to the French parliamentary election showed strong support for the National Rally, leading to weakness in French stocks but even more so for Vinci because the far-right party has vocalized a preference for nationalizing France’s infrastructure. While the likelihood of this happening is slim, the probability is non-zero and this led to volatility in the stock during the quarter.
DSV
is one of the largest freight forwarders in the world, providing transport and logistics solutions such as cargo consolidation, package transfer, documentation, and insurance. The stock was down after a soft start to the year, particularly on air and sea yields, which impacted cash flow generation.
Fund Performance
The following graph compares the
initial
and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Growth Fund Class I	4.60%	8.48%	6.37%	4.74%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,475,594
Number of portfolio holdings	169
Net advisory fees paid (in $000s)	$4,237
Portfolio turnover rate (six months)	18%
Graphical
Representation
of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Novo Nordisk AS	2.6%
ASML Holding NV	2.6%
Samsung Electronics Co. Ltd.	1.5%
London Stock Exchange Group PLC	1.4%
3i Group PLC	1.4%
Reliance Industries Ltd.	1.4%
Keyence Corp.	1.3%
Tokio Marine Holdings, Inc.	1.3%
SAP SE	1.3%
Sector
Allocation
Geographic Diversification
Availability of Additional
Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a
single
copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Growth Fund
Class N / WBIGX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Growth Fund Class N	$ 62	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.47% (net of fees) for the 6 months ended June 30, 2024.
The
Fund underperformed its benchmark, the MSCI All Country World ex-U.S. IMI (net), which returned 5.28%. The Fund's benchmark is also a broad measure of market performance.
Selection effect was negative primarily within Industrials and Information Technology (“IT”). This was partly offset by positive selection within Health Care. Allocation effect was positive driven by overweight exposure to IT and underweight exposure to the Materials and Real Estate sectors.
TOP PERFORMANCE CONTRIBUTOR
Novo Nordisk
continues its strength on optimism about the size of the
market
for its GLP-1 drugs currently used for diabetes and wei
ght
loss. Full-year results came in better than expected and GLP-1 sales were ahead of consensus.
TOP PERFORMANCE DETRACTORS
Ryanair
is a discount airline in Europe. The airline offers low-cost, no-frills flights primarily catering to leisure travelers. The stock traded down in the second quarter as the weaker economic environment in Europe is impacting pricing heading into the peak travel season.
Vinci
is a French infrastructure company that operates motorways, airports, renewables, and networks with operations in over 100 countries. The stock traded down during the quarter due to the snap elections called by President Emmanuel Macron following the European parliamentary elections where his opposition party, the far-right National Rally, did very well. Polls leading up to the French parliamentary election showed strong support for the National Rally, leading to weakness in French stocks but even more so for Vinci because the far-right party has vocalized a preference for nationalizing France’s infrastructure. While the likelihood of this happening is slim, the probability is non-zero and this led to volatility in the stock during the quarter.
DSV
is one of the largest freight forwarders in the world, providing transport and logistics solutions such as cargo consolidation, package transfer, documentation, and insurance. The stock was down after a soft start to the year, particularly on air and sea yields, which impacted cash flow generation.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Growth Fund Class N	4.47%	8.23%	6.08%	4.44%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
Statistics
Fund net assets (in $000s)	$1,475,594
Number of portfolio holdings	169
Net advisory fees paid (in $000s)	$1,144
Portfolio turnover rate (six months)	18%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Novo Nordisk AS	2.6%
ASML Holding NV	2.6%
Samsung Electronics Co. Ltd.	1.5%
London Stock Exchange Group PLC	1.4%
3i Group PLC	1.4%
Reliance Industries Ltd.	1.4%
Keyence Corp.	1.3%
Tokio Marine Holdings, Inc.	1.3%
SAP SE	1.3%
Sector Allocation
Geographic Diversification
Availability of Additional
Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Growth Fund
Class R6 / WBIRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Growth Fund Class R6	$ 47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.60% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI All Country World ex-U.S. IMI (net), which returned 5.28%. The Fund's benchmark is also a broad measure of market performance.
Selection effect was negative primarily within Industrials and Information Technology (“IT”). This was partly offset by positive selection within Health Care. Allocation effect was positive driven by overweight exposure to IT and underweight exposure to the Materials and Real Estate sectors.
TOP PERFORMANCE CONTRIBUTOR
Novo Nordisk
continues its strength on optimism about the size of the market for its GLP-1 drugs currently
used for diabetes and weight loss. Full-year results came in better than expected and GLP-1 sales were ahead of consensus.
TOP PERFORMANCE DETRACTORS
Ryanair
is a discount airline in Europe. The airline offers low-cost, no-frills flights primarily catering to leisure travelers. The stock traded d
o
wn in the second quarter as the weaker economic environment in Europe is impacting pricing heading into the peak travel season.
Vinci
is a French infrastructure company that operates motorways, airports, renewables, and networks with operations in over 100 countries. The stock traded down during the quarter due to the snap elections called by President Emmanuel Macron following the European parliamentary elections where his opposition party, the far-right National Rally, did very well. Polls leading up to the French parliamentary election showed strong support for the National Rally, leading to weakness in French stocks but even more so for Vinci because the far-right party has vocalized a preference for nationalizing France’s infrastructure. While the likelihood of this happening is slim, the probability is non-zero and this led to volatility in the stock during the quarter.
DSV
is one of the largest freight forwarders in the world, providing transport and logistics solutions such as cargo consolidation, package transfer, documentation, and insurance. The stock was down after a soft start to the year, particularly on air and sea yields, which impacted cash flow generation.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	Since Inception
International Growth Fund Class R6	4.60%	8.52%	6.44%	6.65%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	5.43%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$1,475,594
Number of portfolio holdings	169
Net advisory fees paid (in $000s)	$646
Portfolio turnover rate (six months)	18%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the
total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Novo Nordisk AS	2.6%
ASML Holding NV	2.6%
Samsung Electronics Co. Ltd.	1.5%
London Stock Exchange Group PLC	1.4%
3i Group PLC	1.4%
Reliance Industries Ltd.	1.4%
Keyence Corp.	1.3%
Tokio Marine Holdings, Inc.	1.3%
SAP SE	1.3%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them
to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Institutional
International Growth Fund
Institutional Class / WBIIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Institutional International Growth Fund Institutional Class (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Institutional International Growth Fund	$47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.58% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI All Country World ex-U.S. IMI (net), which returned 5.28%. The Fund's benchmark is also a broad measure of market performance.
Selection effect was negative primarily within Industrials and Information Technology (“IT”). This was partly offset by positive selection within Health Care. Allocation effect was positive driven by overweight exposure to IT and underweight exposure
to the Materials and Real Estate sectors.
TOP PERFORMANCE CONTRIBUTOR
Novo Nordisk
continues its strength on optimism about the size of the market for its GLP-1 dru gs cu
rrently used for diabetes and weight loss. Full-year results came in better than expected and GLP-1 sales were ahead of consensus.
TOP PERFORMANCE DETRACTORS
Ryanair
is a discount airline in Europe. The airline offers low-cost, no-frills flights primarily catering to leisure travelers. The stock traded down in the second quarter as the weaker economic environment in Europe is impacting pricing heading into the peak travel season.
Vinci
is a French infrastructure company that operates motorways, airports, renewables, and networks with operations in over 100 countries. The stock traded down during the quarter due to the snap elections called by President Emmanuel Macron following the European parliamentary elections where his opposition party, the far-right National Rally, did very well. Polls leading up to the French parliamentary election showed strong support for the National Rally, leading to weakness in French stocks but even more so for Vinci because the far-right party has vocalized a preference for nationalizing France’s infrastructure. While the likelihood of this happening is slim, the probability is non-zero and this led to volatility in the stock during the quarter.
DSV
is one of the largest freight forwarders in the world, providing transport and logistics solutions such as cargo consolidation, package transfer, documentation, and insurance. The stock was down after a soft start to the year, particularly on air and sea yields, which impacted cash flow generation.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024. It assumes a $5,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $5,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Institutional International Growth Fund	4.58%	8.24%	6.51%	4.88%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$972,862
Number of portfolio holdings	169
Net advisory fees paid (in $000s)	$4,173
Portfolio turnover rate (six months)	19%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Novo Nordisk AS	2.7%
ASML Holding NV	2.6%
Samsung Electronics Co. Ltd.	1.5%
London Stock Exchange Group PLC	1.4%
3i Group PLC	1.4%
Reliance Industries Ltd.	1.4%
Keyence Corp.	1.3%
Tokio Marine Holdings, Inc.	1.3%
SAP SE	1.3%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also
request
this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Small Cap Growth Fund
Class I / WISIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Small Cap Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Small Cap Growth Fund Class I	$55	1.10%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -2.10% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI All Country World ex-U.S. Small Cap Index (net), which returned 2.78% and underperformed the MSCI All Country World ex-U.S. IMI (net), a broad measure of market performance, which returned 5.28%.
Japan positioning and stock selection has hampered relative performance, particularly our exposure to domestic-oriented, higher-value, human-capital-intensive business models. These companies have been punished
more recently by wage inflation and a significant weakening in the yen. Underperformance has been driven by weaker stock selection within Japan Industrials and Information Technology (“IT”), which more than offset
positive stock selection within Health Care, Communication Services and Consumer Staples.
TOP PERFORMANCE CONTRIBUTORS
Pro Medicus
has developed a best-of-breed software solution for enterprise medical imaging. Through its proprietary streaming architecture, it is the market leader in viewer speed, implementation speed, and clinical efficiency. In addition to solid results earlier this year, the company went on to secure five new contracts with a combined value of $45 million across various customer types.
CTS Eventim
, based in Germany, is Europe’s largest live music ticketing company and the third-largest event promoter in the world. The ticketing segment produces and sells tickets for concerts, theater, art, sports, and other events. The share price advanced on solid full year 2023 results, as the company issued encouraging guidance in 2024 calling for a moderate rise in total revenue and for earnings to remain at the level reported in 2023.
TOP PERFORMANCE DETRACTORS
Technopro
is a top Japanese engineering staffing company, with a focus on the IT engineering segment. The company has achieved double-digit revenue growth, through a combination of successful recruiting and an active price management strategy.
SHIFT
is the beneficiary of Japanese enterprise digitalization, which is currently in its early stages via its outsourced software testing business. The share price declined on softer results, mainly attributable to declines in revenue and utilization per engineer, due to changes in customer needs, such as inquiries for larger projects.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Small Cap Growth Fund Class I	(2.10)%	3.20%	3.39%	3.00%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
MSCI All Country World ex-U.S. Small Cap Index (net)	2.78%	11.26%	6.13%	4.44%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$191,737
Number of portfolio holdings	113
Net advisory fees paid (in $000s)	$421
Portfolio turnover rate (six months)	23%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Pro Medicus Ltd.	2.6%
Diploma PLC	2.2%
North West Co., Inc.	2.0%
Beazley PLC	2.0%
Lifco AB	1.9%
Beijer Ref AB	1.9%
ASPEED Technology, Inc.	1.8%
Hemnet Group AB	1.8%
CTS Eventim AG & Co. KGaA	1.8%
D'ieteren Group	1.7%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can
also
request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Small Cap Growth Fund
Class N / WISNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Small Cap Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Small Cap Growth Fund Class N	$68	1.35%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -2.21% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI All Country World ex-U.S. Small Cap Index (net), which returned
2.78% and underperformed the MSCI All Country World ex-U.S. IMI (net), a broad measure of market performance, which returned 5.28%.
Japan positioning and stock selection has hampered relative performance, particularly our exposure to domestic-oriented, higher-value, human-capital-intensive business models. These companies have been punished more recently by wage inflation and a significant weakening in the yen. Underperformance has been driven by weaker stock selection within Japan Industrials and
Information
Technology (“IT”), which more than offset positive stock selection within Health Care, Communication Services and Consumer Staples.
TOP PERFORMANCE CONTRIBUTORS
Pro Medicus
has developed a best-of-breed software solution for enterprise medical imaging. Through its proprietary streaming architecture, it is the market leader in viewer speed, implementation speed, and clinical efficiency. In addition to solid results earlier this year, the company went o
n t
o secure five new contracts with a combined value of $45 million across various customer types.
CTS Eventim
, based in Germany, is Europe’s largest live music ticketing company and the third-largest event promoter in the world. The ticketing segment produces and sells tickets for concerts, theater, art, sports, and other events. The share price advanced on solid full year 2023 results, as the company issued encouraging guidance in 2024 calling for a moderate rise in total revenue and for earnings to remain at the level reported in 2023.
TOP PERFORMANCE DETRACTORS
Technopro
is a top Japanese engineering staffing company, with a focus on the IT engineering segment. The company has achieved double-digit revenue growth, through a combination of successful recruiting and an active price management strategy.
SHIFT
is the beneficiary of Japanese enterprise digitalization, which is currently in its early stages via its outsourced software testing business. The share price declined on softer results, mainly attributable to declines in revenue and utilization per engineer, due to changes in customer needs, such as inquiries for larger projects.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Small Cap Growth Fund Class N	(2.21)%	2.97%	3.13%	2.72%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
MSCI All Country World ex-U.S. Small Cap Index (net)	2.78%	11.26%	6.13%	4.44%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares
.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$191,737
Number of portfolio holdings	113
Net advisory fees paid (in $000s)	$6
Portfolio turnover rate (six months)	23%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Pro Medicus Ltd.	2.6%
Diploma PLC	2.2%
North West Co., Inc.	2.0%
Beazley PLC	2.0%
Lifco AB	1.9%
Beijer Ref AB	1.9%
ASPEED Technology, Inc.	1.8%
Hemnet Group AB	1.8%
CTS Eventim AG & Co. KGaA	1.8%
D'ieteren Group	1.7%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information
about
the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair International
Small Cap Growth Fund
Class R6 / WIISX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair International Small Cap Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
International Small Cap Growth Fund Class R6	$53	1.05%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -2.09% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its b ench
mark, the MSCI All Country World ex-U.S. Small Cap Index (net), which returned 2.78% and underperformed the MSCI All Country World ex-U.S. IMI (net), a broad measure of market performance, which returned 5.28%.
Japan positioning and stock selection has hampered relative performance, particularly our exposure to domestic-oriented, higher-value, human-capital-intensive business models. These companies have been punished more recently by wage inflation and a significant weakening in the yen. Underperformance has been driven by weaker stock selection within Japan Industrials and Information Technology (“IT”), which more than offset positive stock selection within Health Care, Communication Services and Consumer Staples.
TOP PERFORMANCE CONTRIBUTORS
Pro Medicus
has developed a best-of-breed software solution for enterprise medical imaging. Through its proprietary streaming architecture, it is the market leader in viewer speed, implementation speed, and clinical efficiency. In addition to solid results earlier this year, the company went on to secure five new contracts with a combined value of $45 million across various customer types.
CTS Eventim
, based in Germany, is Europe’s largest live music ticketing company and the third-largest event promoter in the world. The ticketing segment produces and sells tickets for concerts, theater, art, sports, and other events. The share price advanced on solid full year 2023 results, as the company issued encouraging guidance in 2024 calling for a moderate rise in total revenue and for earnings to remain at the level
reported in 2023.
TOP PERFORMANCE DETRACTORS
Technopro
is a top Japanese engineering staffing company, with a focus on the IT engineering segment. The company has achieved double-digit revenue growth, through a combination of successful recruiting and an active price management strategy.
SHIFT
is the beneficiary of Japanese enterprise digitalization, which is currently in its early stages via its outsourced software testing business. The share price declined on softer results, mainly attributable to declines in revenue and utilization per engineer, due to changes in customer needs, such as inquiries for larger projects.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
International Small Cap Growth Fund Class R6	(2.09)%	3.24%	3.49%	3.09%
MSCI All Country World ex-U.S. IMI (net)	5.28%	11.57%	5.62%	3.92%
MSCI All Country World ex-U.S. Small Cap Index (net)	2.78%	11.26%	6.13%	4.44%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$191,737
Number of portfolio holdings	113
Net advisory fees paid (in $000s)	$582
Portfolio turnover rate (six months)	23%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Pro Medicus Ltd.	2.6%
Diploma PLC	2.2%
North West Co., Inc.	2.0%
Beazley PLC	2.0%
Lifco AB	1.9%
Beijer Ref AB	1.9%
ASPEED Technology, Inc.	1.8%
Hemnet Group AB	1.8%
CTS Eventim AG & Co. KGaA	1.8%
D'ieteren Group	1.7%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within
30
days
after
receiving
your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Leaders Fund
Class I / WBELX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Leaders Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Leaders Fund Class I	$50	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.45% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI Emerging Markets Index (net), which returned 7.49%. The Fund's benchmark is also a broad measure of market performance.
The underperformance was driven by a combination of an overweight to Latin America and stock selection within the Financials and Information Technology (“IT”) sectors. Within Financials, HDFC and BTG Pactual were notable detractors to relative results, while Globant and Totvs were meaningful detractors in IT. Partly offsetting these effects were positive sector allocation led by an overweight to IT and specifically IT hardware including SK Hynix and MediaTek, and an underweight to Materials, as well as stock selection within the Consumer Discre tio
nary sector.
TOP PERFORMANCE CONTRIBUTORS
MediaTek
and
Hynix
both strengthened on strong fundamental performance as inventories normalized signaling a cyclical recovery in demand is underway and as cutting-edge technology companies globally outperformed on expectations for AI to drive long-term demand. Hynix is a South Korea–based AI enabler and a pure-play manufacturer of memory semiconductors. MediaTek is a global leader in wireless interface controller design. MediaTek has significantly narrowed the technological gap to Qualcomm and is gaining market share driven by design improvements, competitive cost position, and localization trends.
Mahindra & Mahindra
was the largest driver of positive results within Consumer Discretionary. M&M is an Indian conglomerate with primary business units in farm equipment and automotive, focusing on SUVs and small commercial vehicles. The stock outperformed on strong fundamental results as automotive firms have gained market share offsetting seasonal weaknesses in the agricultural business.
TOP PERFORMANCE DETRACTORS
HDFC Bank
is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was down meaningfully in the first quarter as the first earnings release following the long-expected merger
with HDFC Ltd. showed delays in executing on the synergies of the merger. The stock underperformed as slowing deposit growth put pressure on interest margins and the loan-to-deposit ratio expanded.
BTG Pactual
is a leading investment bank and wealth and asset manager in Brazil with a presence across Latin America. The stock weakness was driven by higher interest rates and a deteriorated macroeconomic backdrop in Brazil, coupled with weakening currency.
Totvs
is a leading enterprise resource planning provider in Brazil. While fundamentals showed continued growth in Totvs’s core business, margins declined on one-off expenses and an increase in customer acquisition spending leading to weaker share prices in the first quarter. The stock recovered and outperformed the broad Brazilian market in the second quarter, but overall market weakness led to negative absolute performance.
Globant
is a pure-play IT service provider in Latin America that focuses on emerging technologies in the fastest-growing segments in IT services (social, mobile, analytics, cloud). Given the weaker macroeconomic environment, the stock has underperformed. Globant continues to outperform its peer group in a softer macroeconomic environment given its leadership in digital IT services and strong track record of execution (including around artificial intelligence (“AI”)).
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Leaders Fund Class I	4.45%	5.89%	1.26%	2.06%
MSCI Emerging Markets Index (net)	7.49%	12.55%	3.10%	2.79%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$203,619
Number of portfolio holdings	62
Net advisory fees paid (in $000s)	$47
Portfolio turnover rate (six months)	35%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	11.0%
Samsung Electronics Co. Ltd.	7.8%
Tencent Holdings Ltd.	5.3%
MediaTek, Inc.	3.5%
Kotak Mahindra Bank Ltd.	3.0%
Reliance Industries Ltd.	3.0%
WEG SA	2.8%
SK Hynix, Inc.	2.7%
MercadoLibre, Inc.	2.6%
Bank Central Asia Tbk. PT	2.5%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy
voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.
Unless
we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate
copies of these materials within 30
days
after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Leaders Fund
Class N / WELNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Leaders Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Leaders Fund Class N	$62	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.47% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI Emerging Markets Index (net), which returned 7.49%. The Fund's benchmark is also a broad measure of market performance.
The underperformance was driven by a combination of an overweight to Latin America and stock selection within the Financials and Information Technology (“IT”) sectors. Within Financials, HDFC and BTG Pactual were notable detractors to relative results, while Globant and Totvs were meaningful detractors in IT. Partly offsetting these effects were positive sector allocation led by an overweight to IT and specifically IT hardware including SK Hynix and MediaTek, and an underweight to Materials, as well as stock selection within the Consumer Discretionary sector.
TOP PERFORMANCE CONTRIBUTORS
MediaTek
and
Hynix
both strengthened on strong fundamental
performance
as inventories normalized
signal
ing a cyclical recovery in demand is underway and as cutting-edge technology companies globally outperformed on expectations for AI to drive long-term demand. Hynix is a South Korea–based AI enabler and a pure-play manufacturer of memory semiconductors. MediaTek is a global leader in wireless interface controller design. MediaTek has significantly narrowed the technological gap to Qualcomm and is gaining market share driven by design improvements, competitive cost position, and localization trends.
Mahindra & Mahindra
was the largest driver of positive results within Consumer Discretionary. M&M is an Indian conglomerate with primary business units in farm equipment and automotive, focusing on SUVs and small commercial vehicles. The stock outperformed on strong fundamental results as automotive firms have gained market share offsetting seasonal weaknesses in the agricultural business.
TOP PERFORMANCE DETRACTORS
HDFC Bank
is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was down meaningfully in the first quarter as the first earnings release following the long-expected merger with HDFC Ltd. showed delays in executing on the synergies of the merger. The stock underperformed as slowing deposit growth put pressure on interest margins and the loan-to-deposit ratio expanded.
BTG Pactual
is a leading investment bank and wealth and asset manager in Brazil with a presence across Latin America. The stock weakness was driven by higher interest rates and a deteriorated macroeconomic backdrop in Brazil, coupled with weakening currency.
Totvs
is a leading enterprise resource planning provider in Brazil. While fundamentals showed continued growth in Totvs’s core business, margins declined on one-off expenses and an increase in customer acquisition spending leading to weaker share prices in the first quarter. The stock recovered and outperformed the broad Brazilian market in the second quarter, but overall market weakness led to negative absolute performance.
Globant
is a pure-play IT service provider in Latin America that focuses on emerging technologies in the fastest-growing segments in IT services (social, mobile, analytics, cloud). Given the weaker macroeconomic environment, the stock has underperformed. Globant continues to outperform its peer group in a softer macroeconomic environment given its leadership in digital IT services and strong track record of execution (including around artificial intelligence (“AI”)).
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Leaders Fund Class N	4.47%	5.61%	1.03%	1.79%
MSCI Emerging Markets Index (net)	7.49%	12.55%	3.10%	2.79%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$203,619
Number of portfolio holdings	62
Net advisory fees paid (in $000s)	$4
Portfolio turnover rate (six months)	35%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the
total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	11.0%
Samsung Electronics Co. Ltd.	7.8%
Tencent Holdings Ltd.	5.3%
MediaTek, Inc.	3.5%
Kotak Mahindra Bank Ltd.	3.0%
Reliance Industries Ltd.	3.0%
WEG SA	2.8%
SK Hynix, Inc.	2.7%
MercadoLibre, Inc.	2.6%
Bank Central Asia Tbk. PT	2.5%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial
information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Leaders Fund
Class R6 / WELIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Leaders Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Leaders Fund Class R6	$47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.46% (net of fees) for the 6 months ended June 30, 2024. The Fund underperformed its benchmark, the MSCI Emerging Markets Index (net), which returned 7.49%. The Fund's benchmark is also a broad measure of market performance.
The underperformance was driven by a combination of an overweight to Latin America and stock selection within the Financials and Information Technology (“IT”) sectors. Within Financials, HDFC and BTG Pactual were notable detractors to relative results, while Globant a nd
Totvs were meaningful detractors in IT. Partly offsetting these effects were positive sector allocation led by an overweight to IT and specifically IT hardware including SK Hynix and MediaTek, and an underweight to Materials, as well as stock selection within the Consumer Discretionary sector.
TOP PERFORMANCE CONTRIBUTORS
MediaTek
and
Hynix
both strengthened on strong fundamental performance as inventories normalized signaling a cyclical recovery in demand is underway and as cutting-edge technology companies globally outperformed on expectations for AI to drive long-term demand. Hynix is a South Korea–based AI enabler and a pure-play manufacturer of memory semiconductors. MediaTek is a global leader in wireless interface controller design. MediaTek has significantly narrowed the technological gap to Qualcomm and is gaining market share driven by design improvements, competitive cost position, and localization trends.
Mahindra & Mahindra
was the largest driver of positive results within Consumer Discretionary. M&M is an Indian conglomerate with primary business units in farm equipment and automotive, focusing on SUVs and small commercial vehicles. The stock outperformed on strong fundamental results as automotive firms have gained market share offsetting seasonal weaknesses in the agricultural business.
TOP PERFORMANCE DETRACTORS
HDFC Bank
is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was down meaningfully in the first quarter as the first earnings release following the long-expected merger with HDFC Ltd. showed delays in executing on the synergies of the merger. The stock underperformed as slowing deposit growth put pressure on interest margins and the loan-to-deposit ratio expanded.
BTG Pactual
is a leading investment bank and wealth and asset manager in Brazil with a presence across Latin America. The stock weakness was driven by higher interest rates and a deteriorated macroeconomic backdrop in Brazil, coupled with weakening currency.
Totvs
is a leading enterprise resource planning provider in Brazil. While fundamentals showed continued growth in Totvs’s core business, margins declined on one-off expenses and an increase in customer acquisition spending leading to weaker share prices in the first quarter. The stock recovered and outperformed the broad Brazilian market in the second quarter, but overall market weakness led to negative absolute performance.
Globant
is a pure-play IT service provider in Latin America that focuses on emerging technologies in the fastest-growing segments in IT services (social, mobile, analytics, cloud). Given the weaker macroeconomic environment, the stock has underperformed. Globant continues to outperform its peer group in a softer macroeconomic environment given its leadership in digital IT services and strong track record of execution (including around artificial intelligence (“AI”)).
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Leaders Fund Class R6	4.46%	5.86%	1.31%	2.12%
MSCI Emerging Markets Index (net)	7.49%	12.55%	3.10%	2.79%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$203,619
Number of portfolio holdings	62
Net advisory fees paid (in $000s)	$899
Portfolio turnover rate (six months)	35%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the F und.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	11.0%
Samsung Electronics Co. Ltd.	7.8%
Tencent Holdings Ltd.	5.3%
MediaTek, Inc.	3.5%
Kotak Mahindra Bank Ltd.	3.0%
Reliance Industries Ltd.	3.0%
WEG SA	2.8%
SK Hynix, Inc.	2.7%
MercadoLibre, Inc.	2.6%
Bank Central Asia Tbk. PT	2.5%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information
at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7
272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your
request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Growth Fund
Class I / WBEIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Growth Fund Class I	$50	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 12.67% (net of fees) for the 6 months ended June 30,
2024
. The Fund outperformed its benchmark, the MSCI Emerging Markets IMI (net), which returned 7.41%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was particularly strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India, and within the Consumer Discretionary sector. Additionally, the Information Technology overweighting and Materials underweighting were notable contributors to the positive allocation effect. Partly offsetting these positive effects was negative stock selection within Financials coupled with Consumer Staples, Indonesia, and Mexico overweighting.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The stock was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of the year. The company delivered strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Trent
, within Consumer Discretionary, was a notable contributor to relative performance. The company is one of India’s leading fashion and consumer goods retailers with a high-quality product offering, low-cost proposition, and broad range. The stock outperformance in the first half of the year was driven by strong fundamental performance as the company continued to deliver 10% acceleration in same-store sales growth and aggressive store additions with margin expansion amid strong cost control and moderating raw material costs.
TOP PERFORMANCE DETRACTORS
Bank Rakyat Indonesia
underperformed due to weaker results, hampered by increased credit costs and deteriorated loan growth and net interest margin.
AIA
has been dragged down by poor sentiment and macroeconomic environment in China. The company’s fundamental performance has been mixed as it faced elevated medical claims that led to policy price increases and lower investment returns on Chinese government bonds.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Growth Fund Class I	12.67%	17.95%	5.95%	4.22%
MSCI Emerging Markets IMI (net)	7.41%	13.56%	3.93%	3.09%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$816,758
Number of portfolio holdings	128
Net advisory fees paid (in $000s)	$690
Portfolio turnover rate (six months)	31%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fu nd
.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	11.8%
Tencent Holdings Ltd.	4.6%
SK Hynix, Inc.	4.5%
Samsung Electronics Co. Ltd.	4.4%
Reliance Industries Ltd.	2.5%
MercadoLibre, Inc.	2.5%
Bank Central Asia Tbk. PT	2.5%
MediaTek, Inc.	1.9%
PDD Holdings, Inc.	1.6%
NTPC Ltd.	1.5%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-
7272
.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets

Growth Fund
Class N / WBENX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Growth Fund Class N	$62	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 12.60% (net of fees) for the 6 months ended June 30,
2024
. The Fund outperformed its benchmark, the MSCI Emerging Markets IMI (net), which returned 7.41%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was particularly strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India, and within the Consumer Discretionary sector. Additionally, the Information Technology overweighting and Materials underweighting were notable contributors to the positive allocation effect. Partly offsetting these positive effects was negative stock selection within Financials coupled with Consumer Staples, Indonesia, and Mexico overweighting.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The stock was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of the year. The company delivered strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Trent
, within Consumer Discretionary, was a notable contributor to relative performance. The company is one of India’s leading fashion and consumer goods retailers with a high-quality product offering, low-cost proposition, and broad range. The stock outperformance in the first half of the year was driven by strong fundamental performance as the company continued to deliver 10% acceleration in same-store sales growth and aggressive store additions with margin expansion amid strong cost control and moderating raw material costs.
TOP PERFORMANCE DETRACTORS
Bank Rakyat Indonesia
underperformed due to weaker results, hampered by increased credit costs and deteriorated loan growth and net interest margin.
AIA
has been dragged down by poor sentiment and macroeconomic environment in China. The company’s fundamental performance has been mixed as it faced elevated medical claims that led to policy price increases and lower investment returns on Chinese government bonds.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Growth Fund Class N	12.60%	17.70%	5.69%	3.96%
MSCI Emerging Markets IMI (net)	7.41%	13.56%	3.93%	3.09%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$816,758
Number of portfolio holdings	128
Net advisory fees paid (in $000s)	$54
Portfolio turnover rate (six months)	31%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the
Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	11.8%
Tencent Holdings Ltd.	4.6%
SK Hynix, Inc.	4.5%
Samsung Electronics Co. Ltd.	4.4%
Reliance Industries Ltd.	2.5%
MercadoLibre, Inc.	2.5%
Bank Central Asia Tbk. PT	2.5%
MediaTek, Inc.	1.9%
PDD Holdings, Inc.	1.6%
NTPC Ltd.	1.5%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information
at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Growth Fund
Class R6 / BIEMX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Growth Fund Class R6	$47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 12.78% (net of fees) for the 6 months ended June 30,
2024
. The Fund outperformed its benchmark, the MSCI Emerging Markets IMI (net), which returned 7.41%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was particularly strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India, and within the Consumer Discretionary sector. Additionally, the Information Technology overweighting and Materials underweighting were notable contributors to the positive allocation effect. Partly offsetting these positive effects was negative stock selection within Financials coupled with Consumer Staples, Indonesia, and Mexico overweighting.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The stock was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of the year. The company delivered strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Trent
, within Consumer Discretionary, was a notable contributor to relative performance. The company is one of India’s leading fashion and consumer goods retailers with a high-quality product offering, low-cost proposition, and broad range. The stock outperformance in the first half of the year was driven by strong fundamental performance as the company continued to deliver 10% acceleration in same-store sales growth and aggressive store additions with margin expansion amid strong cost control and moderating raw material costs.
TOP PERFORMANCE DETRACTORS
Bank Rakyat Indonesia
underperformed due to weaker results, hampered by increased credit costs and deteriorated loan growth and net interest margin.
AIA
has been dragged down by poor sentiment and macroeconomic environment in China. The company’s fundamental performance has been mixed as it faced elevated medical claims that led to policy price increases and lower investment returns on Chinese government bonds.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Growth Fund Class R6	12.78%	18.06%	6.03%	4.31%
MSCI Emerging Markets IMI (net)	7.41%	13.56%	3.93%	3.09%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$816,758
Number of portfolio holdings	128
Net advisory fees paid (in $000s)	$2,412
Portfolio turnover rate (six months)	31%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	11.8%
Tencent Holdings Ltd.	4.6%
SK Hynix, Inc.	4.5%
Samsung Electronics Co. Ltd.	4.4%
Reliance Industries Ltd.	2.5%
MercadoLibre, Inc.	2.5%
Bank Central Asia Tbk. PT	2.5%
MediaTek, Inc.	1.9%
PDD Holdings, Inc.	1.6%
NTPC Ltd.	1.5%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials
within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
ex China Growth Fund
Class I / WXCIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets ex China Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets ex China Growth Fund Class I	$50	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 13.83% (net of fees) for the 6 months ended June 30,
2024
. The Fund outperformed its benchmark, the MSCI Emerging Markets ex-China IMI (net), which returned 8.38%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India, and within the Consumer Discretionary sector. Additionally, Information Technology overweighting and Materials underweighting were notable contributors to the positive allocation effect. Partially offsetting these positive effects was negative stock selection within Financials coupled with Indonesia and Mexico overweighting. Banco BTG Pactual and Bank Rakyat Indonesia hampered relative results within the Financials sector.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The stock was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of the year. The company delivered
strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Trent
, within Consumer Discretionary, was a notable contributor to relative performance. The company is one of India’s leading fashion and consumer goods retailers with a high-quality product offering, low-cost proposition, and broad range. The stock outperformance in the first half of the year was driven by strong fundamental performance as the company continued to deliver 10% acceleration in same-store sales growth and aggressive store additions with margin expansion amid strong cost control and moderating raw material costs.
TOP PERFORMANCE DETRACTORS
Banco BTG Pactual
is a leading investment bank and wealth and asset manager in Brazil with a presence across Latin America. The stock weakness was driven by higher interest rates and a deteriorated macroeconomic backdrop in Brazil, coupled with weakening currency.
Bank Rakyat Indonesia
underperformed due to weaker results, hampered by increased credit costs and deteriorated loan growth and net interest margin.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Emerging Markets ex China Growth Fund Class I	13.83%	25.12%	16.24%
MSCI Emerging Markets ex-China IMI (net)	8.38%	19.32%	14.56%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$25,310
Number of portfolio holdings	107
Net advisory fees paid (in $000s)	$0
Portfolio turnover rate (six months)	39%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	15.3%
Samsung Electronics Co. Ltd.	4.3%
SK Hynix, Inc.	3.8%
MercadoLibre, Inc.	2.5%
MediaTek, Inc.	2.0%
Bank Central Asia Tbk. PT	1.8%
Trent Ltd.	1.7%
ABB India Ltd.	1.7%
HD Hyundai Electric Co. Ltd.	1.5%
Dixon Technologies India Ltd.	1.4%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
ex China Growth Fund
Class R6
/
WXCRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets ex China Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024.
You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets ex China Growth Fund Class R6	$47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 13.91% (net of fees) for the 6 months ended June 30,
2024
. The Fund outperformed its benchmark, the MSCI Emerging Markets ex-China IMI (net), which returned 8.38%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India, and within the Consumer Discretionary sector. Additionally, Information Technology overweighting and Materials underweighting were notable contributors to the positive allocation effect. Partially offsetting these positive effects was negative stock selection within Financials coupled with Indonesia and Mexico overweighting. Banco BTG Pactual and Bank Rakyat Indonesia hampered relative results within the Financials sector.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The
stock
was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of the year. The company delivered strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Trent
, within Consumer Discretionary, was a notable contributor to relative performance. The company is one of India’s leading fashion and consumer goods retailers with a high-quality product offering, low-cost proposition, and broad range. The stock outperformance in the first half of the year was driven by strong fundamental performance as the company continued to deliver 10% acceleration in same-store sales growth and aggressive store additions with margin expansion amid strong cost control and moderating raw material costs.
TOP PERFORMANCE DETRACTORS
Banco BTG Pactual
is a leading investment bank and wealth and asset manager in Brazil with a presence across Latin America. The stock weakness was driven by higher interest rates and a deteriorated macroeconomic backdrop in Brazil, coupled with weakening currency.
Bank Rakyat Indonesia
underperformed due to weaker results, hampered by increased credit costs and deteriorated loan growth and net interest margin.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Emerging Markets ex China Growth Fund Class R6	13.91%	25.22%	16.35%
MSCI Emerging Markets ex-China IMI (net)	8.38%	19.32%	14.56%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$25,310
Number of portfolio holdings	107
Net advisory fees paid (in $000s)	$0
Portfolio turnover rate (six months)	39%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the
Fund
.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	15.3%
Samsung Electronics Co. Ltd.	4.3%
SK Hynix, Inc.	3.8%
MercadoLibre, Inc.	2.5%
MediaTek, Inc.	2.0%
Bank Central Asia Tbk. PT	1.8%
Trent Ltd.	1.7%
ABB India Ltd.	1.7%
HD Hyundai Electric Co. Ltd.	1.5%
Dixon Technologies India Ltd.	1.4%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy
voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Small Cap Growth Fund
Class I / BESIX
SEMI-ANNUAL SHAREHOLDER REPORT
| June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Small Cap Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000
investment
)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Small Cap Growth Fund Class I	$58	1.15%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 10.32% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the MSCI Emerging Markets Small Cap Index (net), which returned 7.04% and outperformed the MSCI Emerging Markets IMI (
net
), a broad measure of market performance, which returned 7.41%.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India. Within Materials, Jindal Stainless was a notable contributor to relative performance. The underweight to Health Care and Materials bolstered allocation effect. Partially offsetting these positive effects was negative stock selection within Information Technology, coupled with the Mexico overweighting and Taiwan underweighting. Within Technology, semiconductor holdings were notable detractors to relative sector performance.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The stock was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of the year. The company delivered strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Jindal Stainless
is India’s largest stainless-steel manufacturer with over 50% market share in the domestic market. The stock outperformance was underpinned by the company’s robust volume growth and outlook, which is aided by opportunities in the domestic market, especially railways and automotive, coupled with the export duty removal, driving volumes in the premium segment.
TOP PERFORMANCE DETRACTORS
HPSP
is a front-end, semiconductor equipment company serving high-end logic and foundry end-clients. Weaker-than-expected capital expenditures from key clients and disappointing trends regarding expansion into memory weighed on the stock during the period.
Global Unichip
is a back-end interface controller design services company. Following a strong share price rally in 2023, the stock weakened in the first quarter of 2024 as the company reported lower-than-expected fourth quarter 2023 results and 2024 guidance due to slower-than-expected ramp-up of new business and relatively high inventory level.
Totvs
is a leading enterprise resource planning provider in Brazil. While fundamentals showed continued growth in Totvs’s core business, margins declined on one-off expenses and an increase in customer acquisition spending leading to weaker share prices in the first quarter.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Small Cap Growth Fund Class I	10.32%	20.31%	10.50%	5.93%
MSCI Emerging Markets IMI (net)	7.41%	13.56%	3.93%	3.09%
MSCI Emerging Markets Small Cap Index (net)	7.04%	20.04%	9.99%	5.15%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$408,426
Number of portfolio holdings	130
Net advisory fees paid (in $000s)	$623
Portfolio turnover rate (six months)	83%
Graphical
Representation
of
Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Dixon Technologies India Ltd.	2.7%
KEI Industries Ltd.	2.7%
ABB India Ltd.	2.2%
Wiwynn Corp.	2.1%
ASPEED Technology, Inc.	2.0%
Lotes Co. Ltd.	1.9%
Asia Vital Components Co. Ltd.	1.8%
Godrej Properties Ltd.	1.7%
Huaming Power Equipment Co. Ltd.	1.6%
Macrotech Developers Ltd.	1.6%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-
742
-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Small Cap Growth Fund
Class N / WESNX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Small Cap Growth Fund Class N (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Small Cap Growth Fund Class N	$70	1.40%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 10.22% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the MSCI Emerging Markets Small Cap Index (net), which returned 7.04% and outperformed the MSCI Emerging Markets IMI (
net
), a broad measure of market performance, which returned 7.41%.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India. Within Materials, Jindal Stainless was a notable contributor to relative performance. The underweight to Health Care and Materials bolstered allocation effect. Pa
r
tially offsetting these positive effects was negative stock selection within Information Technology, coupled with the Mexico overweighting and Taiwan underweighting. Within Technology, semiconductor holdings were notable detractors to relative sector performance.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The stock was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of th
e
year. The company delivered strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Jindal Stainless
is India’s largest stainless-steel manufacturer with over 50% market share in the domestic market. The stock outperformance was underpinned by the company’s robust volume growth and outlook, which is aided by opportunities in the domestic market, especially railways and automotive, coupled with the export duty removal, driving volumes in the premium segment.
TOP PERFORMANCE DETRACTORS
HPSP
is a front-end, semiconductor equipment company serving high-end logic and foundry end-clients. Weaker-than-expected capital expenditures from key clients and disappointing trends regarding expansion into memory weighed on the stock during the period.
Global Unichip
is a back-end interface controller design services company. Following a strong share price rally in 2023, the stock weakened in the first quarter of 2024 as the company reported lower-than-expected fourth quarter 2023 results and 2024 guidance due to slower-than-expected ramp-up of new business and relatively high inventory level.
Totvs
is a leading enterprise resource planning provider in Brazil. While fundamentals showed continued growth in Totvs’s core business, margins declined on one-off expenses and an increase in customer acquisition spending leading to weaker share prices in the first quarter.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $10,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $10,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Small Cap Growth Fund Class N	10.22%	20.10%	10.23%	5.64%
MSCI Emerging Markets IMI (net)	7.41%	13.56%	3.93%	3.09%
MSCI Emerging Markets Small Cap Index (net)	7.04%	20.04%	9.99%	5.15%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$408,426
Number of portfolio holdings	130
Net advisory fees paid (in $000s)	$18
Portfolio turnover rate (six months)	83%
Graphical Representation of Holdings
The tables below show the investment m
ak
eup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Dixon Technologies India Ltd.	2.7%
KEI Industries Ltd.	2.7%
ABB India Ltd.	2.2%
Wiwynn Corp.	2.1%
ASPEED Technology, Inc.	2.0%
Lotes Co. Ltd.	1.9%
Asia Vital Components Co. Ltd.	1.8%
Godrej Properties Ltd.	1.7%
Huaming Power Equipment Co. Ltd.	1.6%
Macrotech Developers Ltd.	1.6%
Sector Allocation
Geographic Diversification
Availability of Additional Inf
or
mation
You can find additional information about the Fund such as the prospectus, financial information
, h
oldings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Small Cap Growth Fund
Class R6 / WESJX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Small Cap Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Small Cap Growth Fund Class R6	$55	1.10%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 10.34% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark, the MSCI Emerging Markets Small Cap Index (net), which returned 7.04% and outperformed the MSCI Emerging Markets IMI (
net
), a broad measure of market performance, which returned 7.41%.
Outperformance was driven by a combination of country allocation and stock selection effects. Stock selection was strong within the Industrials sector, particularly electrical equipment companies HD Hyundai Electric Co and ABB India. Within Materials, Jindal Stainless was a notable contributor to relative performance. The underweight to Health Care and Materials bolstered allocation effect. Partially offsetting these positive effects was negative stock selection within Information Technology, coupled with the Mexico overweighting and Taiwan underweighting. Within Technology, semiconductor holdings were notable detractors to relative sector performance.
TOP PERFORMANCE CONTRIBUTORS
HD Hyundai Electric Co Ltd
is a manufacturer of power transformers and equipment. The stock was added in the middle of the first quarter and accelerated on the back of the company’s strong results and growth outlook, driven by exports into the North American and Middle East markets.
ABB India
is a leader in automation and is benefitting from ongoing electrification and automation efforts in India with a broad set of opportunities. The stock outperformance was driven by robust results that exceeded consensus expectations in the first half of the year. The company delivered strong order growth and margin expansion, as it benefited from favorable mix and positive operating leverage.
Jindal Stainless
is India’s largest stainless-steel manufacturer with over 50% market share in the domestic market. The stock outperformance was underpinned by the company’s robust volume growth and outlook, which is aided by opportunities in the domestic market, especially railways and automotive, coupled with the export duty removal, driving volumes in the premium segment.
TOP PERFORMANCE DETRACTORS
HPSP
is a front-end, semiconductor equipment company serving high-end logic and foundry end-clients. Weaker-than-expected capital expenditures from key clients and disappointing trends regarding expansion into memory weighed on the stock during the period.
Global Unichip
is a back-end interface controller design services company. Following a strong share price rally in 2023, the stock weakened in the first quarter of 2024 as the company reported lower-than-expected fourth quarter 2023 results and 2024 guidance due to slower-than-expected ramp-up of new business and relatively high inventory level.
Totvs
is a leading enterprise resource planning provider in Brazil. While fundamentals showed continued growth in Totvs’s core business, margins declined on one-off expenses and an increase in customer acquisition spending leading to weaker share prices in the first quarter.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	5 Years	10 Years
Emerging Markets Small Cap Growth Fund Class R6	10.34%	20.42%	10.56%	6.00%
MSCI Emerging Markets IMI (net)	7.41%	13.56%	3.93%	3.09%
MSCI Emerging Markets Small Cap Index (net)	7.04%	20.04%	9.99%	5.15%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund Statistics
Fund net assets (in $000s)	$408,426
Number of portfolio holdings	130
Net advisory fees paid (in $000s)	$1,106
Portfolio turnover rate (six months)	83%
Graphical Representation of Holdings
The tables below show the investment makeup of the
Fund
, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Dixon Technologies India Ltd.	2.7%
KEI Industries Ltd.	2.7%
ABB India Ltd.	2.2%
Wiwynn Corp.	2.1%
ASPEED Technology, Inc.	2.0%
Lotes Co. Ltd.	1.9%
Asia Vital Components Co. Ltd.	1.8%
Godrej Properties Ltd.	1.7%
Huaming Power Equipment Co. Ltd.	1.6%
Macrotech Developers Ltd.	1.6%
Sector Allocation
Geographic Diversification
Availability of Additional I
nform
ation
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request th
i
s information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair China Growth Fund
Class I / WICGX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair China Growth Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
China Growth Fund Class I	$ 50	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 3.29% (net of fees) for the 6 months ended June
30
,
2024
. The Fund outperformed its benchmark, the MSCI China All Shares Index (net), which returned 2.28%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was driven by a combination of allocation and stock selection effects. An overweight allocation to Industrials as well as the stock selection within Consumer Discretionary and Consumer Staples were the primary drivers of outperformance. Partly offsetting these effects was the portfolio’s sector positioning, led by an overweight in Consumer Staples and underweight in Energy and Financials. Stock selection within Financials also hampered returns.
TOP PERFORMANCE CONTRIBUTORS
Hisense Home Appliances
is the largest player in China’s central air market. The stock advanced
a
nd bolstered returns during the period after reporting solid quarter and full year 2023 results with broad-based share gains.
Giant Biogene
, within Consumer Staples, was a notable contributor to results. Giant is a leading professional skincare company in China that specializes in recombinant collagen-based skincare products. The stock advanced on strong revenue growth and operating profit.
TOP PERFORMANCE DETRACTOR
AIA Group
is a leading provider of insurance throughout Asia. The share price declined following mixed earnings results primarily due to challenging market conditions, including elevated medical claims, which led to policy price increases and lower investment returns on Chinese government bonds. The position was liquidated during the period.

Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
China Growth Fund Class I	3.29%	(7.98)%	(21.35)%
MSCI China All Shares Index (net)	2.28%	(4.39)%	(13.18)%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
Statistics
Fund net assets (in $000s)	$ 1,815
Number of portfolio holdings	46
Net advisory fees paid (in $000s)	$ 0
Portfolio tu rnov er rate (six months)	30%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Tencent Holdings Ltd.	11.3%
NetEase, Inc.	6.3%
Kweichow Moutai Co. Ltd.	5.1%
PDD Holdings, Inc.	4.8%
Huaneng Lancang River Hydropower, Inc.	4.5%
NAURA Technology Group Co. Ltd.	4.1%
Weichai Power Co. Ltd.	3.2%
Contemporary Amperex Technology Co. Ltd.	2.9%
Zhongji Innolight Co. Ltd.	2.6%
Yutong Bus Co. Ltd.	2.6%
Sector Allocation
Geographic Diversification
Availability of Additional Information
You can find additional information about t
he
Fund such
as
the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believ
e them
to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair China Growth Fund
Class R6 / WRCGX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair China Growth Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
China Growth Fund Class R6	$ 47	0.94%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 3.30% (net of fees) for the 6 months ended June 30,
2024
. The Fund outperformed its benchmark, the MSCI China All Shares Index (net), which returned 2.28%. The Fund's benchmark is also a broad measure of market performance.
Outperformance was driven by a combination of allocation and stock selection effects. An overweight allocation to Industrials as well as the stock selection within Consumer Discretionary and Consumer Staples were the primary drivers of outperformance. Partly offsetting these effects was the portfolio’s sector positioning, led by an overweight in Consumer Staples and und erw
eight in Energy and Financials. Stock selection within Financials also hampered returns.
TOP PERFORMANCE CONTRIBUTORS
Hisense Home Appliances
is the largest player in China’s central air market. The stock advanced and bolstered returns during the period after reporting solid quarter and full year 2023 results with broad
-ba
sed share gains.
Giant Biogene
, within Consumer Staples, was a notable contributor to results. Giant is a leading professional skincare company in China that specializes in recombinant collagen-based skincare products. The stock advanced on strong revenue growth and operating profit.
TOP PERFORMANCE DETRACTOR
AIA Group
is a leading provider of insurance throughout Asia. The share price declined following mixed earnings results primarily due to challenging market conditions, including elevated medical claims, which led to policy price increases and lower investment returns on Chinese government bonds. The position was liquidated during the period.

Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index which is also generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
China Growth Fund Class R6	3.30%	(7.89)%	(21.40)%
MSCI China All Shares Index (net)	2.28%	(4.39)%	(13.18)%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
Statistics
Fund net assets (in $000s)	$1,815
Number of portfolio holdings	46
Net advisory fees paid (in $000s)	$0
Portfolio turnover rate (six months)	30%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing perce ntag
e of the total net assets of the Fund.
Top Ten Holdings
Tencent Holdings Ltd.	11.3%
NetEase, Inc.	6.3%
Kweichow Moutai Co. Ltd.	5.1%
PDD Holdings, Inc.	4.8%
Huaneng Lancang River Hydropower, Inc.	4.5%
NAURA Technology Group Co. Ltd.	4.1%
Weichai Power Co. Ltd.	3.2%
Contemporary Amperex Technology Co. Ltd.	2.9%
Zhongji Innolight Co. Ltd.	2.6%
Yutong Bus Co. Ltd.	2.6%
Sec
t
or Allocation
Geographic Diversification
Availability of Additional Info
r
mation
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Debt Fund
Class I / WEDIX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Debt Fund Class I (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Debt Fund Class I	$ 37	0.74%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.02% (net of fees) for the 6 months ended June 30,
2024
. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified (net) (the "Index"), which returned 2.34% and outperformed the Bloomberg Global Aggregate Index, a broad measure of market performance, which returned -3.16%.
Positive contributions came from all three “beta buckets” (or risk categories), particularly the high-beta (higher-risk) bucket. For this group, positive performance was mainly the result of country allocation effects.
Performance
in the medium-beta (me
dium
-risk) and low-beta (lower-risk) bucket was driven predominantly by positive security-selection effects.
Higher-Risk Countries
Within the higher-risk country segment, overweight positioning contributed the most to outperformance, especially in Egypt and Ecuador. Conversely, positions in Ethiopia and El Salvador detracted from relative performance.
In Egypt, bond prices performed well as the government announced a significant foreign direct investment deal and secured an augmented financial arrangement with the International Monetary Fund (“IMF”). The devaluation of the Egyptian pound and significant tightening of monetary conditions further buoyed investor confidence.
In Ecuador, bonds outperformed on an improving fundamental outlook for the country as well as an improvement in risk sentiment. Both country selection and security selection added to performance.
Our small overweight position in Ethiopia detracted marginally from performance as the authorities failed to progress in negotiations with the IMF on a funded arrangement.
In El Salvador, bonds lagged following the reelection of President Nayib Bukele. The market was expecting him to quickly turn to the IMF after his grasp on power was reaffirmed, but there continues to be an ideological conflict about the role bitcoin should have in the Salvadoran economy. An extended timeline and questions about the feasibility of an IMF program led bonds to underperform the Index.
Lower-Risk Countries
Within the lower-risk country segment, positions in Saudi Arabia and Indonesia contributed to performance. Conversely, positions in India and Paraguay detracted from performance.
In Saudi Arabia, our underweight cash exposure position helped contribute to performance, which was aided by spread compression in our concentrated holdings in longer term bonds.
In Indonesia, our underweight position in Indonesian sovereign spread duration and overweight position in an Indonesian corporate from the oil and gas sector contributed to the relative performance, as Indonesian sovereign spreads were already tight, so the country failed to take part in the rally of broader EM assets during the half of the year.
In India, our off-benchmark position in short-dated corporate credit underperformed benchmark bonds as they failed to keep up with the very strong performance of the Index.
Lastly, in Paraguay, our overweight position underperformed the Index, as many high-beta countries outperformed.
Medium-Risk Countries
Within the medium-risk country segment, positions in Turkey and South Africa contributed to relative performance. Conversely, positions in Uzbekistan and Guatemala detracted from relative performance.
In Turkey, our position in a Turkish lira denominated supranational bond contributed to performance in the first half of 2024.
In South Africa our underweight position contributed positively to performance as investors have become more nervous about the outcome of the election in May.
Our overweight position in Uzbekistan detracted marginally to performance as a combination of a sovereign bond and a short-dated bank bond that we own failed to keep up with the very strong performance of the wider market.
In Guatemala, our overweight in intermediate-term bonds detracted slightly from performance. Although the political environment in Guatemala improved markedly in January when President Bernardo Arévalo assumed office, the country’s performance to the Index lagged those of other medium-beta countries.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024

(or for the life of the Fund, if shorter). It assumes a $500,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $500,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Emerging Markets Debt Fund Class I	4.02%	12.20%	(1.10)%
Bloomberg Global Aggregate Index	(3.16)%	0.93%	(5.58)%
JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified (net)	2.34%	9.23%	(2.22)%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
Statistics
Fund net assets (in $000s)	$ 55,283
Number of portfolio holdings	245
Net advisory fees paid (in $000s)	$ 3
Portfolio turnover rate (six months)	59%
Graphical Representa
t
ion of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. Credit quality designations range from AAA (highest) to D (lowest). Credit quality ratings on underlying securitie
s are
received from S&P and Moody’s which are converted to the equivalent S&P major rating category for presentation purposes only.
Top Ten Holdings
Petroleos Mexicanos	3.0%
Qatar Government International Bond	2.5%
Romania Government International Bond	2.3%
Panama Government International Bond	2.3%
Argentine Government International Bond	2.3%
Paraguay Government International Bond	2.2%
South Africa Government International Bond	2.2%
Oman Government International Bond	2.2%
Turkiye Government International Bond	2.1%
Dominican Republic International Bond	2.0%
Geographic Diversification
Credit Quality
Availability of Additional Information
You can find additional information about the
Fu
nd such as the prospectus, financi
a
l information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.
William Blair Emerging Markets
Debt Fund
Class R6 / WEDRX
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about William Blair Emerging Markets Debt Fund Class R6 (the "Fund”) for the period of January 1, 2024, to June 30, 2024. You can find additional information about the Fund at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 Investment as a percentage
Emerging Markets Debt Fund Class R6	$ 35	0.69%
Management’s Discussion of
Fund Performance
SUMMARY OF RESULTS
The Fund returned 4.05% (net of fees) for the 6 months ended June 30, 2024. The Fund outperformed its benchmark
, the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified (net) (the "Index"), which returned 2.34% and outperformed the Bloomberg Global Aggregate Index, a broad measure of market performance, which returned -3.16%.
Positive contributions came from all three “beta buckets” (or risk categories), particularly the high-beta (higher-risk) bucket. For this group, positive performance was mainly the result of country allocation effects. Performance in the medium-beta (medium-risk) and low-beta (lower-risk) bucket was driven predominantly by positive security-selection effects.
Higher-Risk Countries
Within the higher-risk country segment, overweight positioning contributed the most to outperformance, especially in Egypt and Ecuador. Conversely, positions in Ethiopia and El Salvador detracted from relative performance.
In Egypt, bond prices performed well as the government announced a significant foreign direct investment deal and secured an augmented financial arrangement with the International Monetary Fund (“IMF”). The devaluation of the Egyptian pound and significant tightening of monetary conditions further buoyed investor confidence.
In Ecuador, bonds outperformed on an improving fundamental outlook for the country as well as an improvement in risk sentiment. Both country selection and security selection added to performance.
Our small overweight position in Ethiopia detracted marginally from performance as the authorities failed to progress in negotiations with the IMF on a funded arrangement.
In El Salvador, bonds lagged following the reelection of President Nayib Bukele. The market was expecting him to quickly turn to the IMF after his grasp on power was reaffirmed, but there continues to be an ideological conflict about the role bitcoin should have in the Salvadoran economy. An extended timeline and questions about the feasibility of an IMF program led bonds to underperform the Index.
Lower-Risk Countries
Within the lower-risk country segment, positions in Saudi Arabia and Indonesia contributed to performance. Conversely, positions in India and Paraguay detracted from performance.
In Saudi Arabia, our underweight cash exposure position helped contribute to performance, which was aided by spread compression in our concentrated holdings in longer term bonds.
In Indonesia, our underweight position in Indonesian sovereign spread duration and overweight position in an Indonesian corporate from the oil and gas sector contributed to the relative performance, as Indonesian sovereign spreads were already tight, so the country failed to take part in the rally of broader EM assets during the half of the year.
In India, our off-benchmark position in short-dated corporate credit underperformed benchmark bonds as they failed to keep up with the very strong performance of the Index.
Lastly, in Paraguay, our overweight position underperformed the Index, as many high-beta countries outperformed.
Medium-Risk Countries
Within the medium-risk country segment, positions in Turkey and South Africa contributed to relative performance. Conversely, positions in Uzbekistan and Guatemala detracted from relative performance.
In Turkey, our position in a Turkish lira denominated supranational bond contributed to performance in the first half of 2024.
In South Africa our underweight position contributed positively to performance as investors have become more nervous about the outcome of the election in May.
Our overweight position in Uzbekistan detracted marginally to performance as a combination of a sovereign bond and a short-dated bank bond that we own failed to keep up with the very strong performance of the wider market.
In Guatemala, our overweight in intermediate-term bonds detracted slightly from performance. Although the political environment in Guatemala improved markedly in January when President Bernardo Arévalo assumed office, the co un
try’s performance to the Index lagged those of other medium-beta countries.
Fund Performance
The following graph compares the initial and subsequent account values for the 10-year period ended June 30, 2024 (or for the life of the Fund, if shorter). It assumes a $1,000,000 initial investment at the beginning of the period in a broad-based securities market index and an additional index for the same period. The additional index is generally representative of the market sectors or types of investments in which the Fund invests.
GROWTH OF $1,000,000
Average Annual Total Returns	6 Months	1 Year	Since Inception
Emerging Markets Debt Fund Class R6	4.05%	12.28%	(1.05)%
Bloomberg Global Aggregate Index	(3.16)%	0.93%	(5.58)%
JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified (net)	2.34%	9.23%	(2.22)%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
www.williamblairfunds.com/funds/total-returns/
 for the most recent performance information.
Key Fund
Statistics
Fund net assets (in $000s)	$55,283
Number of portfolio holdings	245
Net advisory fees paid (in $000s)	$66
Portfolio turnover rate (six months)	59%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, repres en
ting percentage of the total net assets of the
Fund
. Credit quality designations range from AAA (highest) to D (lowest). Credit quality ratings on underlying securities are received from S&P and Moody’s which are converted to the equivalent S&P major rating category for presentation purposes on
ly.
Top Ten Holdings
Petroleos Mexicanos	3.0%
Qatar Government International Bond	2.5%
Romania Government International Bond	2.3%
Panama Government International Bond	2.3%
Argentine Government International Bond	2.3%
Paraguay Government International Bond	2.2%
South Africa Government International Bond	2.2%
Oman Government International Bond	2.2%
Turkiye Government International Bond	2.1%
Dominican Republic International Bond	2.0%
Geographic Diversification
Credit Quality
Availab
ili
ty of Additional Informat
io
n
You can find additional information about the Fund such as the prospectus, financial information, holdings and proxy voting information at
www.williamblairfunds.com
. You can also request this information by contacting us at 1-800-742-7272.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-742-7272 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at
www.williamblairfunds.com
.

Item 2.    Code of Ethics

Not applicable to this filing.

Item 3.    Audit Committee Financial Expert

Not applicable to this filing.

Item 4.    Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.    Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.    Schedule of Investments

(a) Not applicable. The complete Schedule of Investments is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7.    Financial Statements and Financial Highlights for Open-End Management Investment Companies.

June 30, 2024

William Blair Funds
Semi-Annual Financial Statements and Other Information

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.
June 30, 2024

William Blair Funds

Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Information Technology—41.8%
*	Advanced Micro Devices, Inc.	65,670	$10,652
	Apple, Inc.	42,890	9,034
*	Clearwater Analytics Holdings, Inc.	145,056	2,686
*	Confluent, Inc.	70,710	2,088
*	Dynatrace, Inc.	85,262	3,815
	Microsoft Corp.	51,250	22,906
*	MongoDB, Inc.	14,656	3,663
*	Nice Ltd.—ADR	19,313	3,321
	NVIDIA Corp.	102,266	12,634
*	Palo Alto Networks, Inc.	25,037	8,488
*	Pure Storage, Inc.	76,130	4,888
*	ServiceNow, Inc.	10,567	8,313
	Texas Instruments, Inc.	34,036	6,621
*	Tyler Technologies, Inc.	8,106	4,076
*	Workday, Inc.	15,794	3,531
*	Workiva, Inc.	33,110	2,417
			109,133
	Health Care—11.5%
	Abbott Laboratories	46,688	4,851
	Agilent Technologies, Inc.	24,910	3,229
*	Doximity, Inc.	65,674	1,837
*	Intuitive Surgical, Inc.	9,362	4,165
*	Treace Medical Concepts, Inc.	149,600	995
	UnitedHealth Group, Inc.	16,850	8,581
*	Veeva Systems, Inc.	12,525	2,292
	Zoetis, Inc.	23,340	4,046
			29,996
	Consumer Discretionary—11.1%
*	Amazon.com, Inc.	108,391	20,947
*	Bright Horizons Family Solutions, Inc.	20,179	2,221
*	Five Below, Inc.	15,602	1,700
	NIKE, Inc.	27,426	2,067
*	Skyline Champion Corp.	29,331	1,987
			28,922
	Industrials—9.5%
*	ACV Auctions, Inc.	265,491	4,845
	Brink's Co.	34,733	3,557
*	Chart Industries, Inc.	16,772	2,421
*	Copart, Inc.	99,582	5,393
*	Kornit Digital Ltd.†	70,741	1,036
*	Uber Technologies, Inc.	69,835	5,075
*	Verra Mobility Corp.	95,996	2,611
			24,938
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Financials—8.4%
*	Baldwin Insurance Group, Inc.	91,182	$3,234
	Carlyle Group, Inc.	88,479	3,553
	Everest Group Ltd.†	8,451	3,220
*	Flywire Corp.	122,451	2,007
	Mastercard, Inc.	22,237	9,810
			21,824
	Communication Services—8.3%
	Alphabet, Inc.—Class A	111,709	20,348
*	ZipRecruiter, Inc.	151,470	1,377
			21,725
	Consumer Staples—5.2%
	Lancaster Colony Corp.	12,204	2,306
*	Performance Food Group Co.	44,050	2,912
*	Vital Farms, Inc.	83,588	3,910
	Walmart, Inc.	67,476	4,569
			13,697
	Energy—3.1%
	Cameco Corp.	98,886	4,865
*	Green Plains, Inc.	76,272	1,210
	New Fortress Energy, Inc.	93,186	2,048
			8,123
	Total Common Stocks—98.9% (cost $151,523)		258,358

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $2,414, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $2,462	$2,413	2,413
Total Repurchase Agreements—0.9% (cost $2,413)		2,413
Total Investments—99.8% (cost $153,936)		260,771
Cash and other assets, less liabilities—0.2%		582
Net Assets—100.0%		$261,353

ADR	American Depositary Deposit

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$258,358	$—	$—	$258,358
Repurchase Agreements	—	2,413	—	2,413
Total Investments in Securities	$258,358	$2,413	$—	$260,771
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Large Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Information Technology—48.5%
	Accenture PLC†	113,900	$34,558
*	Advanced Micro Devices, Inc.	281,098	45,597
	Apple, Inc.	719,210	151,480
	Intuit, Inc.	95,170	62,547
	Lam Research Corp.	54,320	57,843
	Microsoft Corp.	747,120	333,925
	NVIDIA Corp.	2,085,740	257,672
*	Palo Alto Networks, Inc.	164,450	55,750
	Salesforce, Inc.	206,580	53,112
*	ServiceNow, Inc.	76,810	60,424
	Texas Instruments, Inc.	270,220	52,566
			1,165,474
	Consumer Discretionary—12.6%
*	Amazon.com, Inc.	1,084,740	209,626
*	Chipotle Mexican Grill, Inc.	848,000	53,127
*	O'Reilly Automotive, Inc.	37,810	39,930
			302,683
	Communication Services—11.0%
	Alphabet, Inc.—Class A	1,279,880	233,130
*	Live Nation Entertainment, Inc.	327,982	30,745
			263,875
	Health Care—7.5%
	Agilent Technologies, Inc.	178,870	23,187
*	Intuitive Surgical, Inc.	101,360	45,090
	UnitedHealth Group, Inc.	113,355	57,727
*	Veeva Systems, Inc.	101,120	18,506
	Zoetis, Inc.	215,910	37,430
			181,940
	Financials—7.3%
	Apollo Global Management, Inc.	344,641	40,692
	Carlyle Group, Inc.	858,730	34,478
	Mastercard, Inc.	226,250	99,812
			174,982
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Consumer Staples—4.1%
	Costco Wholesale Corp.	67,040	$56,983
*	Monster Beverage Corp.	819,740	40,946
			97,929
	Materials—3.3%
	Linde PLC†	98,860	43,381
	Martin Marietta Materials, Inc.	69,040	37,406
			80,787
	Industrials—3.3%
*	Copart, Inc.	687,180	37,218
*	Uber Technologies, Inc.	577,080	41,942
			79,160
	Real Estate—0.6%
*	CoStar Group, Inc.	189,707	14,065
	Total Common Stocks—98.2% (cost $1,560,542)		2,360,895

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $43,663, collateralized by U.S. Treasury Note, 2.250%, due 08/15/27, valued at $44,528	$43,655	43,655
Total Repurchase Agreements—1.8% (cost $43,655)		43,655
Total Investments—100.0% (cost $1,604,197)		2,404,550
Liabilities, plus cash and other assets—(0.0)%		(262)
Net Assets—100.0%		$2,404,288

PLC	Public Limited Company

†	U.S. listed foreign security
*	Non-income producing security.
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,360,895	$—	$—	$2,360,895
Repurchase Agreements	—	43,655	—	43,655
Total Investments in Securities	$2,360,895	$43,655	$—	$2,404,550
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Mid Cap Value Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Industrials—16.5%
	AGCO Corp.	238	$23
*	Alaska Air Group, Inc.	724	29
	Allegion PLC†	205	24
	Flowserve Corp.	585	28
	JB Hunt Transport Services, Inc.	178	29
	Johnson Controls International PLC†	395	26
	Knight-Swift Transportation Holdings, Inc.	505	25
*	Middleby Corp.	193	24
	Snap-on, Inc.	100	26
	Timken Co.	408	33
			267
	Information Technology—13.4%
	Amdocs Ltd.†	360	29
*	Check Point Software Technologies Ltd.†	123	20
	Cognizant Technology Solutions Corp.	401	27
*	Flex Ltd.†	837	25
	Hewlett Packard Enterprise Co.	1,356	29
	Jabil, Inc.	241	26
*	ON Semiconductor Corp.	392	27
*	Qorvo, Inc.	295	34
			217
	Financials—12.5%
*	Arch Capital Group Ltd.†	289	29
	East West Bancorp, Inc.	381	28
	Global Payments, Inc.	286	27
	Hartford Financial Services Group, Inc.	288	29
	Huntington Bancshares, Inc.	1,720	23
	KKR & Co., Inc.	299	31
	Willis Towers Watson PLC†	129	34
			201
	Health Care—11.1%
	Cencora, Inc.	103	23
*	Centene Corp.	414	28
	Encompass Health Corp.	296	25
*	Envista Holdings Corp.	882	15
*	Hologic, Inc.	160	12
	Labcorp Holdings, Inc.	142	29
	Teleflex, Inc.	143	30
	Viatris, Inc.	1,631	17
			179
	Materials—7.9%
*	Axalta Coating Systems Ltd.†	905	31
	CRH PLC†	369	28
	Crown Holdings, Inc.	369	27
	PPG Industries, Inc.	198	25
	Royal Gold, Inc.	131	16
			127
	Issuer	Shares	Value
	Common Stocks—(continued)
	Consumer Staples—7.3%
	Ingredion, Inc.	292	$34
	Molson Coors Beverage Co.	552	28
	Tyson Foods, Inc.	443	25
*	U.S. Foods Holding Corp.	589	31
			118
	Energy—6.8%
	Coterra Energy, Inc.	851	23
	Diamondback Energy, Inc.	151	30
	Permian Resources Corp.	1,824	29
	Phillips 66	195	28
			110
	Consumer Discretionary—6.8%
	Advance Auto Parts, Inc.	237	15
	Brunswick Corp.	287	21
	LKQ Corp.	673	28
	Toll Brothers, Inc.	230	26
	Whirlpool Corp.	181	19
			109
	Real Estate—6.6%
	Camden Property Trust	203	22
	Host Hotels & Resorts, Inc.	1,626	29
	Regency Centers Corp.	457	29
	VICI Properties, Inc.	943	27
			107
	Utilities—5.5%
	Entergy Corp.	276	30
	NiSource, Inc.	1,071	31
	PPL Corp.	1,028	28
			89
	Communication Services—0.6%
*	Warner Bros Discovery, Inc.	1,306	10
	Total Common Stocks—95.0% (cost $1,484)		1,534
	Total Investments—95.0% (cost $1,484)		1,534
	Cash and other assets, less liabilities—5.0%		80
	Net Assets—100.0%		$1,614

PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,534	$—	$—	$1,534
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Small-Mid Cap Core Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Industrials—22.1%
*	ACV Auctions, Inc.	178,823	$3,264
	Atkore, Inc.	10,355	1,397
*	Axon Enterprise, Inc.	6,700	1,971
	Brink's Co.	24,436	2,502
*	Builders FirstSource, Inc.	14,902	2,063
	BWX Technologies, Inc.	49,465	4,699
*	Casella Waste Systems, Inc.	37,094	3,680
*	Chart Industries, Inc.	16,185	2,336
*	Core & Main, Inc.	39,208	1,919
*	ExlService Holdings, Inc.	68,959	2,163
*	GXO Logistics, Inc.	35,220	1,779
*	Mercury Systems, Inc.	91,377	2,466
	Owens Corning	13,742	2,387
	Tecnoglass, Inc.†	33,461	1,679
	TransUnion	28,716	2,130
*	Trex Co., Inc.	22,332	1,655
*	Verra Mobility Corp.	110,603	3,008
*	WillScot Mobile Mini Holdings Corp.	68,139	2,565
			43,663
	Health Care—13.5%
*	Acadia Healthcare Co., Inc.	45,219	3,054
*	Avantor, Inc.	79,596	1,687
	Chemed Corp.	5,902	3,202
*	Doximity, Inc.	69,092	1,933
	Encompass Health Corp.	37,002	3,174
*	Exact Sciences Corp.	51,034	2,156
*	Globus Medical, Inc.	25,751	1,764
*	Insulet Corp.	8,735	1,763
*	Merit Medical Systems, Inc.	35,051	3,013
*	Neogen Corp.	158,949	2,484
*	Penumbra, Inc.	7,736	1,392
*	Sotera Health Co.	84,894	1,008
			26,630
	Financials—13.4%
*	Baldwin Insurance Group, Inc.	126,887	4,501
	Carlyle Group, Inc.	94,436	3,792
	East West Bancorp, Inc.	44,714	3,274
	Everest Group Ltd.†	10,663	4,063
*	Flywire Corp.	92,102	1,510
*	Marex Group PLC†	108,175	2,163
	Virtu Financial, Inc.	144,190	3,237
	Western Alliance Bancorp	62,943	3,954
			26,494
	Consumer Discretionary—12.2%
	ADT, Inc.	232,397	1,766
*	Bright Horizons Family Solutions, Inc.	34,560	3,804
*	Fox Factory Holding Corp.	12,067	582
*	Garrett Motion, Inc.	398,295	3,421
*	National Vision Holdings, Inc.	82,883	1,085
*	On Holding AG†	48,780	1,893
	Pool Corp.	6,920	2,127
*	Revolve Group, Inc.	40,429	643
	SharkNinja, Inc.†	38,191	2,870
	Signet Jewelers Ltd.†	17,468	1,565
	Issuer	Shares	Value
	Common Stocks—(continued)
	Consumer Discretionary—(continued)
*	Skyline Champion Corp.	37,773	$2,559
*	Stride, Inc.	25,895	1,826
			24,141
	Information Technology—12.1%
*	Agilysys, Inc.	11,859	1,235
*	Alarm.com Holdings, Inc.	21,077	1,339
*	Ambarella, Inc.†	25,276	1,364
*	Clearwater Analytics Holdings, Inc.	91,631	1,697
	Cognex Corp.	42,210	1,974
*	Confluent, Inc.	83,961	2,479
*	Descartes Systems Group, Inc.	15,966	1,546
*	Diebold Nixdorf, Inc.	25,564	984
*	Dynatrace, Inc.	48,339	2,163
	Entegris, Inc.	11,119	1,506
*	Gitlab, Inc.	24,746	1,230
*	Lattice Semiconductor Corp.	19,587	1,136
*	Nice Ltd.—ADR	12,927	2,223
*	Pure Storage, Inc.	22,262	1,429
*	Tyler Technologies, Inc.	3,274	1,646
			23,951
	Energy—6.5%
*	Antero Resources Corp.	53,890	1,758
	Cameco Corp.	48,691	2,396
*	Green Plains, Inc.	50,464	800
	New Fortress Energy, Inc.	88,990	1,956
	TechnipFMC PLC†	75,308	1,969
*	Weatherford International PLC†	12,851	1,574
	Whitecap Resources, Inc.	311,433	2,277
			12,730
	Materials—6.2%
	Berry Global Group, Inc.	47,647	2,804
	CF Industries Holdings, Inc.	25,571	1,895
	Crown Holdings, Inc.	27,878	2,074
	Eagle Materials, Inc.	12,392	2,695
	Louisiana-Pacific Corp.	16,865	1,388
	Sylvamo Corp.	21,148	1,451
			12,307
	Real Estate—5.1%
	Agree Realty Corp.	35,048	2,171
	Americold Realty Trust, Inc.	104,662	2,673
	Equity LifeStyle Properties, Inc.	43,614	2,840
	Healthcare Realty Trust, Inc.	145,731	2,402
			10,086
	Consumer Staples—4.3%
*	e.l.f. Beauty, Inc.	5,445	1,147
	Inter Parfums, Inc.	17,599	2,042
	Lancaster Colony Corp.	14,323	2,707
	Primo Water Corp.	113,157	2,474
			8,370
	Utilities—1.4%
	IDACORP, Inc.	29,081	2,709
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Small-Mid Cap Core Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Communication Services—0.7%
*	ZipRecruiter, Inc.	157,461	$1,431
	Total Common Stocks—97.5% (cost $180,111)		192,512

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $5,469, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $5,577	$5,468	5,468
Total Repurchase Agreements—2.8% (cost $5,468)		5,468
Total Investments—100.3% (cost $185,579)		197,980
Liabilities, plus cash and other assets—(0.3)%		(496)
Net Assets—100.0%		$197,484

ADR	American Depositary Deposit
PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$192,512	$—	$—	$192,512
Repurchase Agreements	—	5,468	—	5,468
Total Investments in Securities	$192,512	$5,468	$—	$197,980
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Small-Mid Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Health Care—23.6%
*	Acadia Healthcare Co., Inc.	430,180	$29,054
*	Amicus Therapeutics, Inc.	1,830,900	18,163
	Bio-Techne Corp.	204,400	14,645
*	Blueprint Medicines Corp.	234,104	25,232
*	Certara, Inc.	664,383	9,202
	Chemed Corp.	72,266	39,210
*	Doximity, Inc.	802,552	22,447
	Encompass Health Corp.	519,117	44,535
*	Evolent Health, Inc.	918,000	17,552
*	Exact Sciences Corp.	580,100	24,509
*	Globus Medical, Inc.	216,695	14,841
*	Insmed, Inc.	497,151	33,309
*	Inspire Medical Systems, Inc.	111,742	14,954
*	Insulet Corp.	150,265	30,324
*	Merit Medical Systems, Inc.	385,226	33,110
*	Neogen Corp.	1,502,400	23,483
*	Penumbra, Inc.	131,486	23,664
*	Twist Bioscience Corp.	446,473	22,002
			440,236
	Industrials—18.7%
	Advanced Drainage Systems, Inc.	237,400	38,077
*	Axon Enterprise, Inc.	114,758	33,766
	Brink's Co.	332,138	34,011
*	Builders FirstSource, Inc.	155,156	21,475
	BWX Technologies, Inc.	517,252	49,139
*	Casella Waste Systems, Inc.	286,561	28,433
*	Chart Industries, Inc.	124,855	18,021
*	ExlService Holdings, Inc.	757,716	23,762
*	Generac Holdings, Inc.	136,000	17,982
*	Mercury Systems, Inc.	789,392	21,306
	Regal Rexnord Corp.	105,100	14,212
*	Trex Co., Inc.	298,621	22,134
*	WillScot Mobile Mini Holdings Corp.	682,000	25,670
			347,988
	Information Technology—18.6%
*	Alarm.com Holdings, Inc.	195,841	12,444
*	Altair Engineering, Inc.	170,332	16,706
*	Clearwater Analytics Holdings, Inc.	1,402,769	25,979
	Cognex Corp.	529,147	24,743
*	Confluent, Inc.	957,415	28,273
*	Dynatrace, Inc.	653,786	29,250
	Entegris, Inc.	105,376	14,268
*	Guidewire Software, Inc.	173,055	23,863
*	Lattice Semiconductor Corp.	528,800	30,665
*	Nice Ltd.—ADR	171,268	29,453
*	Novanta, Inc.†	136,854	22,322
*	Procore Technologies, Inc.	199,900	13,255
*	Tenable Holdings, Inc.	588,388	25,642
*	Tyler Technologies, Inc.	71,900	36,150
*	Varonis Systems, Inc.	293,432	14,076
			347,089
	Consumer Discretionary—11.8%
*	Bright Horizons Family Solutions, Inc.	246,978	27,187
*	Burlington Stores, Inc.	82,661	19,839
	Churchill Downs, Inc.	167,400	23,369
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Consumer Discretionary—(continued)
*	Fox Factory Holding Corp.	72,649	$3,501
*	National Vision Holdings, Inc.	963,181	12,608
*	On Holding AG†	467,400	18,135
*	Planet Fitness, Inc.	344,500	25,352
	Pool Corp.	87,900	27,014
*	Revolve Group, Inc.	750,392	11,939
	SharkNinja, Inc.†	370,300	27,828
*	Stride, Inc.	323,800	22,828
			219,600
	Financials—7.3%
	Carlyle Group, Inc.	980,300	39,359
*	Euronet Worldwide, Inc.	90,480	9,365
	Everest Group Ltd.†	75,732	28,855
*	Flywire Corp.	1,570,103	25,734
	Virtu Financial, Inc.	675,787	15,172
	Western Alliance Bancorp	269,516	16,931
			135,416
	Consumer Staples—6.2%
*	e.l.f. Beauty, Inc.	224,500	47,307
*	Freshpet, Inc.	315,879	40,871
	Lancaster Colony Corp.	146,430	27,671
			115,849
	Energy—6.1%
	Cameco Corp.	426,062	20,962
*	Kosmos Energy Ltd.	2,478,985	13,734
	New Fortress Energy, Inc.	1,205,612	26,499
	Noble Corp. PLC†	331,500	14,801
	Range Resources Corp.	430,600	14,438
	Whitecap Resources, Inc.	3,305,700	24,165
			114,599
	Materials—4.2%
	CF Industries Holdings, Inc.	309,831	22,964
	Crown Holdings, Inc.	313,587	23,328
	Eagle Materials, Inc.	87,000	18,919
	Louisiana-Pacific Corp.	160,500	13,214
			78,425
	Real Estate—1.0%
	FirstService Corp.	118,768	18,097
	Total Common Stocks—97.5% (cost $1,583,732)		1,817,299

	Rights
	Health Care—0.0%
*	Abiomed, Inc. —CVR**	$80,133	0
	Total Rights—0.0% (cost $82)		—
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Small-Mid Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Issuer	Principal Amount	Value
Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $28,960, collateralized by U.S. Treasury Note, 2.25%, due 08/15/27, valued at $29,533	$28,954	$28,954
Total Repurchase Agreements—1.5% (cost $28,954)		28,954
Total Investments—99.0% (cost $1,612,768)		1,846,253
Cash and other assets, less liabilities—1.0%		17,881
Net Assets—100.0%		$1,864,134

ADR	American Depositary Deposit
CVR	Contingent Value Right
PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
**	Fair valued pursuant to the Fund's Valuation Procedures. This holding represents 0.00% of the Fund’s net assets at June 30, 2024.
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,817,299	$—	$—	$1,817,299
Repurchase Agreements	—	28,954	—	28,954
Rights	—	—	—	—
Total Investments in Securities	$1,817,299	$28,954	$—	$1,846,253
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Small-Mid Cap Value Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Industrials—23.8%
	ABM Industries, Inc.	831	$42
	AGCO Corp.	293	29
*	Alaska Air Group, Inc.	893	36
	Allegion PLC†	234	28
	Armstrong World Industries, Inc.	295	33
	Flowserve Corp.	772	37
	Hillenbrand, Inc.	717	29
	Hub Group, Inc.	767	33
	JB Hunt Transport Services, Inc.	214	34
	Knight-Swift Transportation Holdings, Inc.	705	35
	Korn Ferry	510	34
	Maximus, Inc.	383	33
*	Middleby Corp.	235	29
	MillerKnoll, Inc.	562	15
*	OPENLANE, Inc.	1,596	27
	Rush Enterprises, Inc.	798	33
	Snap-on, Inc.	117	31
	Tecnoglass, Inc.†	781	39
	Terex Corp.	537	29
	Timken Co.	422	34
			640
	Financials—13.1%
	American Financial Group, Inc.	213	26
	Ameris Bancorp	708	36
	Carlyle Group, Inc.	806	32
	Columbia Banking System, Inc.	1,787	36
	Compass Diversified Holdings	1,521	33
	East West Bancorp, Inc.	467	34
	Eastern Bankshares, Inc.	2,109	29
	Global Payments, Inc.	344	33
	Pacific Premier Bancorp, Inc.	1,340	31
	Pinnacle Financial Partners, Inc.	450	36
	Webster Financial Corp	610	27
			353
	Consumer Discretionary—10.2%
*	Adient PLC†	865	21
	Advance Auto Parts, Inc.	401	25
	Bloomin' Brands, Inc.	1,261	24
	Brunswick Corp.	201	15
	Carter's, Inc.	324	20
	Cracker Barrel Old Country Store, Inc.	307	13
*	Helen of Troy Ltd.†	322	30
	LKQ Corp.	803	33
*	Taylor Morrison Home Corp.	792	44
	Whirlpool Corp.	280	29
	Winnebago Industries, Inc.	379	21
			275
	Real Estate—9.3%
	Camden Property Trust	220	24
	Elme Communities	1,549	25
	Four Corners Property Trust, Inc.	1,199	29
	Healthpeak Properties, Inc.	1,973	39
	Host Hotels & Resorts, Inc.	1,649	30
	Kite Realty Group Trust	1,604	36
	Issuer	Shares	Value
	Common Stocks—(continued)
	Real Estate—(continued)
	Regency Centers Corp.	550	$34
	STAG Industrial, Inc.	948	34
			251
	Information Technology—8.9%
	Amdocs Ltd.†	431	34
	Avnet, Inc.	740	38
	Belden, Inc.	355	33
	Jabil, Inc.	294	32
	Kulicke & Soffa Industries, Inc.	606	30
*	Qorvo, Inc.	358	42
*	Verint Systems, Inc.	969	31
			240
	Health Care—8.8%
*	Acadia Healthcare Co., Inc.	388	26
	Encompass Health Corp.	330	28
*	Envista Holdings Corp.	1,101	18
*	Globus Medical, Inc.	409	28
	Labcorp Holdings, Inc.	171	35
*	Lantheus Holdings, Inc.	457	37
*	QuidelOrtho Corp.	437	15
	Teleflex, Inc.	172	36
	Viatris, Inc.	1,154	12
			235
	Materials—8.1%
*	Axalta Coating Systems Ltd.†	1,063	36
	Commercial Metals Co.	713	39
	Crown Holdings, Inc.	453	34
	Greif, Inc.	449	26
	Orion SA†	1,323	29
	Royal Gold, Inc.	164	21
	Silgan Holdings, Inc.	757	32
			217
	Energy—6.1%
*	Expro Group Holdings NV†	1,509	34
	Matador Resources Co.	616	37
	PBF Energy, Inc.	583	27
	Permian Resources Corp.	1,735	28
	SM Energy Co.	878	38
			164
	Consumer Staples—5.4%
	Ingredion, Inc.	361	41
	Molson Coors Beverage Co.	660	34
*	TreeHouse Foods, Inc.	900	33
*	U.S. Foods Holding Corp.	709	38
			146
	Utilities—3.2%
	NiSource, Inc.	1,022	29
	Northwestern Energy Group, Inc.	498	25
	Spire, Inc.	528	32
			86
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Small-Mid Cap Value Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Issuer	Shares	Value
Common Stocks—(continued)
Communication Services—1.2%
John Wiley & Sons, Inc.	752	$31
Total Common Stocks—98.1% (cost $2,678)		2,638
Total Investments—98.1% (cost $2,678)		2,638
Cash and other assets, less liabilities—1.9%		52
Net Assets—100.0%		$2,690

PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,638	$—	$—	$2,638
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Health Care—23.7%
*	Acadia Healthcare Co., Inc.	168,659	$11,391
*	Alignment Healthcare, Inc.	958,198	7,493
*	Amicus Therapeutics, Inc.	918,290	9,109
*	BioLife Solutions, Inc.	485,170	10,397
*	Blueprint Medicines Corp.	95,690	10,313
*	Certara, Inc.	484,943	6,716
*	Doximity, Inc.	291,230	8,146
	Encompass Health Corp.	167,320	14,354
*	Establishment Labs Holdings, Inc.†	158,638	7,209
*	Globus Medical, Inc.	162,280	11,115
*	Insmed, Inc.	228,870	15,334
*	Inspire Medical Systems, Inc.	48,510	6,492
*	Ligand Pharmaceuticals, Inc.	62,620	5,276
*	Merit Medical Systems, Inc.	145,490	12,505
*	Mirum Pharmaceuticals, Inc.	209,290	7,156
*	Neogen Corp.	509,730	7,967
*	OmniAb, Inc. 12.50 Earnout (Acquired 11/02/22, Cost $0)**,#	23,037	0
*	OmniAb, Inc. 15.00 Earnout (Acquired 11/02/22, Cost $0)**,#	23,037	0
*	RxSight, Inc.	76,660	4,613
*	Treace Medical Concepts, Inc.	1,036,314	6,892
*	Twist Bioscience Corp.	226,746	11,174
*	Veracyte, Inc.	383,320	8,307
*	Vericel Corp.	280,360	12,863
			194,822
	Industrials—17.8%
*	ACV Auctions, Inc.	650,810	11,877
	Albany International Corp.	106,325	8,979
	Atkore, Inc.	79,460	10,722
	Brink's Co.	168,716	17,277
	BWX Technologies, Inc.	178,117	16,921
*	Casella Waste Systems, Inc.	184,670	18,323
*	Chart Industries, Inc.	50,026	7,221
	Douglas Dynamics, Inc.	131,415	3,075
*	Kornit Digital Ltd.†	273,245	4,000
*	Mercury Systems, Inc.	299,156	8,074
*	Montrose Environmental Group, Inc.	157,298	7,009
*	Shoals Technologies Group, Inc.	571,066	3,564
	Tecnoglass, Inc.†	163,960	8,228
*	Verra Mobility Corp.	536,369	14,589
*	WNS Holdings Ltd.†	128,710	6,757
			146,616
	Information Technology—16.7%
*	Agilysys, Inc.	14,164	1,475
*	Alarm.com Holdings, Inc.	161,720	10,276
*	Ambarella, Inc.†	121,990	6,581
*	Clearwater Analytics Holdings, Inc.	379,241	7,024
	Cognex Corp.	173,470	8,111
*	Guidewire Software, Inc.	97,370	13,426
*	JFrog Ltd.†	232,230	8,720
*	Novanta, Inc.†	64,350	10,496
*	Onto Innovation, Inc.	27,990	6,146
*	PDF Solutions, Inc.	231,121	8,408
*	PROS Holdings, Inc.	229,990	6,589
*	SiTime Corp.	64,245	7,991
	Issuer	Shares	Value
	Common Stocks—(continued)
	Information Technology—(continued)
*	SPS Commerce, Inc.	47,010	$8,845
*	Varonis Systems, Inc.	187,300	8,985
*	Vertex, Inc.	241,633	8,711
*	Workiva, Inc.	93,450	6,821
*	Zeta Global Holdings Corp.	501,960	8,860
			137,465
	Consumer Discretionary—11.4%
	Arhaus, Inc.	383,320	6,493
*	Boot Barn Holdings, Inc.	59,654	7,691
	Cheesecake Factory, Inc.	252,940	9,938
*	Dutch Bros, Inc.	103,520	4,286
*	Fox Factory Holding Corp.	169,610	8,174
*	Garrett Motion, Inc.	1,292,660	11,104
	Golden Entertainment, Inc.	204,890	6,374
*	OneSpaWorld Holdings Ltd.†	519,860	7,990
*	Planet Fitness, Inc.	115,280	8,483
*	Revolve Group, Inc.	162,507	2,586
*	Skyline Champion Corp.	194,740	13,194
	Winmark Corp	22,052	7,776
			94,089
	Financials—8.1%
*	Baldwin Insurance Group, Inc.	367,319	13,029
*	Donnelley Financial Solutions, Inc.	98,490	5,872
*	Euronet Worldwide, Inc.	88,980	9,209
*	Flywire Corp.	495,800	8,126
	StepStone Group, Inc.	179,070	8,218
	Virtu Financial, Inc.	551,760	12,387
	Western Alliance Bancorp	153,215	9,625
			66,466
	Energy—5.9%
*	Antero Resources Corp.	218,800	7,140
*	Green Plains, Inc.	308,282	4,889
	New Fortress Energy, Inc.	491,450	10,802
	TechnipFMC PLC†	340,230	8,897
*	Weatherford International PLC†	77,780	9,524
	Whitecap Resources, Inc.	1,000,550	7,314
			48,566
	Materials—4.1%
	Balchem Corp.	72,190	11,114
	Orion SA†	386,787	8,486
	Sylvamo Corp.	102,700	7,045
	U.S. Lime & Minerals, Inc.	19,026	6,929
			33,574
	Consumer Staples—4.0%
*	e.l.f. Beauty, Inc.	64,070	13,501
*	Vita Coco Co., Inc.	235,030	6,545
*	Vital Farms, Inc.	268,050	12,537
			32,583
	Real Estate—1.8%
	Colliers International Group, Inc.	41,018	4,580
	FirstService Corp.	68,547	10,444
			15,024
	Communication Services—1.7%
*	Gogo, Inc.	640,180	6,159
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Communication Services—(continued)
*	QuinStreet, Inc.	145,231	$2,409
*	ZipRecruiter, Inc.	637,940	5,799
			14,367
	Total Common Stocks—95.2% (cost $664,983)		783,572

Exchange-Traded Funds
Exchange-Traded Funds—1.0%
iShares Russell 2000 Growth ETF	30,080	7,897
Total Exchange-Traded Funds—1.0% (cost $7,877)		7,897

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $40,392, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $41,192	$40,384	40,384
Total Repurchase Agreements—4.9% (cost $40,384)		40,384
Total Investments—101.1% (cost $713,244)		831,853
Liabilities, plus cash and other assets—(1.1)%		(9,236)
Net Assets—100.0%		$822,617

ETF	Exchange-Traded Fund
PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
**	Fair valued pursuant to the Fund's Valuation Procedures. This holding represents 0.00% of the Fund’s net assets at June 30, 2024.
#
Investment in securities not registered under the Securities Act of
1933 (excluding securities acquired pursuant to Rule 144A and
Regulation S). The value of such restricted securities represents
0.00% of the Fund’s net assets at June 30, 2024.

As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$783,572	$—	$—	$783,572
Repurchase Agreements	—	40,384	—	40,384
Exchange-Traded Funds	7,897	—	—	7,897
Total Investments in Securities	$791,469	$40,384	$—	$831,853
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Small Cap Value Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Industrials—20.7%
	ABM Industries, Inc.	326,046	$16,488
	Albany International Corp.	151,990	12,836
	Armstrong World Industries, Inc.	108,495	12,286
	Brady Corp.	245,978	16,239
*	Conduent, Inc.	2,540,104	8,281
	CSG Systems International, Inc.	274,172	11,288
	Deluxe Corp.	512,562	11,512
*	GrafTech International Ltd.	1,793,714	1,740
	Granite Construction, Inc.	277,199	17,178
*	Great Lakes Dredge & Dock Corp.	971,399	8,529
	Hillenbrand, Inc.	313,330	12,539
	Hub Group, Inc.	332,528	14,315
*	Huron Consulting Group, Inc.	41,657	4,103
	Korn Ferry	189,509	12,724
	Marten Transport Ltd.	599,466	11,060
	Maximus, Inc.	174,127	14,923
	MillerKnoll, Inc.	373,815	9,902
*	OPENLANE, Inc.	562,487	9,332
	Rush Enterprises, Inc.	313,622	13,131
	Tecnoglass, Inc.†	307,902	15,450
	Terex Corp.	207,927	11,403
*	Thermon Group Holdings, Inc.	331,334	10,192
*	Titan Machinery, Inc.	370,605	5,893
	Werner Enterprises, Inc.	295,487	10,587
			271,931
	Financials—19.4%
	Ameris Bancorp	314,340	15,827
	Atlantic Union Bankshares Corp.	272,818	8,962
	Banc Of California, Inc.	1,024,690	13,096
	Brightsphere Investment Group, Inc.	477,850	10,594
	Columbia Banking System, Inc.	706,128	14,045
	Compass Diversified Holdings	745,903	16,328
	Eastern Bankshares, Inc.	997,442	13,944
	Enterprise Financial Services Corp.	278,051	11,375
	First Bancorp	318,902	10,179
	First Merchants Corp.	328,658	10,941
	Hancock Whitney Corp.	238,212	11,394
	MGIC Investment Corp.	672,250	14,487
	Old National Bancorp	828,513	14,242
	Pacific Premier Bancorp, Inc.	523,161	12,017
	Perella Weinberg Partners	496,071	8,061
	Pinnacle Financial Partners, Inc.	174,508	13,968
*	PRA Group, Inc.	421,991	8,296
	Seacoast Banking Corp. of Florida	465,461	11,004
	Stellar Bancorp, Inc.	439,525	10,092
*	Texas Capital Bancshares, Inc.	251,495	15,376
	WaFd, Inc.	372,305	10,640
			254,868
	Consumer Discretionary—13.4%
*	Adient PLC†	329,889	8,151
	Bloomin' Brands, Inc.	569,951	10,960
	Carter's, Inc.	212,842	13,190
	Cracker Barrel Old Country Store, Inc.	122,121	5,149
*	El Pollo Loco Holdings, Inc.	562,894	6,366
	Golden Entertainment, Inc.	329,016	10,236
*	Helen of Troy Ltd.†	126,743	11,754
	Issuer	Shares	Value
	Common Stocks—(continued)
	Consumer Discretionary—(continued)
	La-Z-Boy, Inc.	399,479	$14,893
	Monro, Inc.	401,678	9,584
	Oxford Industries, Inc.	147,429	14,765
	Standard Motor Products, Inc.	373,731	10,364
	Steven Madden Ltd.	307,123	12,991
*	Taylor Morrison Home Corp.	310,975	17,240
*	Tri Pointe Homes, Inc.	455,871	16,981
*	Universal Electronics, Inc.	211,593	2,459
	Winnebago Industries, Inc.	197,531	10,706
			175,789
	Information Technology—11.5%
	ADTRAN Holdings, Inc.	1,770,434	9,313
	AudioCodes Ltd.†	556,102	5,772
	Avnet, Inc.	291,172	14,992
	Belden, Inc.	166,751	15,641
*	Cognyte Software Ltd.†	1,097,682	8,386
*	Diodes, Inc.	190,199	13,681
*	Extreme Networks, Inc.	854,120	11,488
*	Knowles Corp.	891,393	15,385
	Kulicke & Soffa Industries, Inc.	282,833	13,913
*	NetScout Systems, Inc.	446,564	8,168
*	Tower Semiconductor Ltd.†	410,682	16,144
*	Verint Systems, Inc.	561,026	18,065
			150,948
	Real Estate—10.3%
	CareTrust REIT, Inc.	627,448	15,749
	DigitalBridge Group, Inc.	78,395	1,074
	Elme Communities	771,477	12,290
	Empire State Realty Trust, Inc.	1,489,363	13,970
	Four Corners Property Trust, Inc.	556,678	13,733
	Kite Realty Group Trust	776,161	17,371
	LXP Industrial Trust	1,594,726	14,544
	Pebblebrook Hotel Trust	866,271	11,911
	STAG Industrial, Inc.	352,789	12,722
	Sunstone Hotel Investors, Inc.	955,682	9,996
	UMH Properties, Inc.	797,555	12,753
			136,113
	Energy—6.5%
*	Dril-Quip, Inc.	541,948	10,080
*	Expro Group Holdings NV†	839,219	19,235
*	Gulfport Energy Corp.	88,314	13,335
	Matador Resources Co.	219,749	13,097
	PBF Energy, Inc.	285,348	13,132
	SM Energy Co.	398,534	17,229
			86,108
	Materials—5.4%
	Commercial Metals Co.	272,357	14,977
*	Ecovyst, Inc.	1,451,197	13,017
	Greif, Inc.	213,672	12,280
*	Lithium Americas Argentina Corp.	1,300,462	4,162
	Myers Industries, Inc.	514,973	6,890
	Orion SA†	582,057	12,770
	Ryerson Holding Corp.	344,208	6,712
			70,808
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Small Cap Value Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Consumer Staples—4.4%
	Cal-Maine Foods, Inc.	267,478	$16,346
*	Central Garden & Pet Co.	281,067	9,284
	Edgewell Personal Care Co.	256,905	10,325
	Spectrum Brands Holdings, Inc.	110,536	9,498
*	TreeHouse Foods, Inc.	359,483	13,171
			58,624
	Health Care—3.9%
*	ANI Pharmaceuticals, Inc.	194,910	12,412
*	Avanos Medical, Inc.	566,392	11,283
*	Integer Holdings Corp.	82,092	9,505
*	Lantheus Holdings, Inc.	199,427	16,012
*	ModivCare, Inc.	102,507	2,690
			51,902
	Utilities—1.7%
	Northwestern Energy Group, Inc.	219,475	10,991
	Spire, Inc.	182,947	11,111
			22,102
	Communication Services—1.3%
	John Wiley & Sons, Inc.	420,274	17,105
	Total Common Stocks—98.5% (cost $1,284,384)		1,296,298

Issuer	Principal Amount	Value
Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $19,247, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $19,629	$19,243	$19,243
Total Repurchase Agreements—1.5% (cost $19,243)		19,243
Total Investments—100.0% (cost $1,303,627)		1,315,541
Cash and other assets, less liabilities—0.0%		429
Net Assets—100.0%		$1,315,970

PLC	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,296,298	$—	$—	$1,296,298
Repurchase Agreements	—	19,243	—	19,243
Total Investments in Securities	$1,296,298	$19,243	$—	$1,315,541
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Global Leaders Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Western Hemisphere—56.5%
	Canada—1.5%
	Canadian Pacific Kansas City Ltd. (Road & Rail)	19,663	$1,548
	United States—55.0%
	Advanced Drainage Systems, Inc. (Building Products)	4,476	718
*	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)	7,406	1,201
	Alphabet, Inc.—Class A (Interactive Media & Services)	24,780	4,514
*	Amazon.com, Inc. (Multiline Retail)	18,788	3,631
	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	6,730	1,588
*	Autodesk, Inc. (Software)	3,683	911
	Booz Allen Hamilton Holding Corp. (Professional Services)	8,376	1,289
	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	605	971
*	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	14,150	887
*	Copart, Inc. (Commercial Services & Supplies)	29,336	1,589
	Crown Holdings, Inc. (Containers & Packaging)	18,913	1,407
	Graco, Inc. (Machinery)	6,221	493
*	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies)	2,327	1,134
	Intercontinental Exchange, Inc. (Capital Markets)	8,627	1,181
	Intuit, Inc. (Software)	1,602	1,053
*	Intuitive Surgical, Inc. (Health Care Equipment & Supplies)	2,750	1,223
	Mastercard, Inc. (Diversified Financial Services)	7,597	3,351
	Merck & Co., Inc. (Pharmaceuticals)	7,863	973
	Meta Platforms, Inc. (Interactive Media & Services)	5,501	2,774
	Microsoft Corp. (Software)	15,292	6,835
*	Monster Beverage Corp. (Beverages)	18,313	915
	Murphy USA, Inc. (Specialty Retail)	3,611	1,695
	NextEra Energy, Inc. (Electric Utilities)	10,451	740
	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	26,050	3,218
	Old Dominion Freight Line, Inc. (Road & Rail)	7,102	1,254
	Issuer	Shares	Value
	Common Stocks—(continued)
	Western Hemisphere—(continued)
	United States—(continued)
*	O'Reilly Automotive, Inc. (Specialty Retail)	731	$772
*	Palo Alto Networks, Inc. (Software)	1,652	560
	Progressive Corp. (Insurance)	3,553	738
*	ServiceNow, Inc. (Software)	1,351	1,063
*	Synopsys, Inc. (Software)	2,253	1,341
	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	3,981	774
	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	1,380	763
*	Ulta Beauty, Inc. (Specialty Retail)	3,236	1,249
	Vulcan Materials Co. (Construction Materials)	5,214	1,297
	Watsco, Inc. (Trading Companies & Distributors)	2,214	1,026
	West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	2,389	787
	Zoetis, Inc. (Pharmaceuticals)	6,499	1,127
			57,042
	Europe Ex-U.K.—26.9%
	Denmark—4.4%
	DSV AS (Air Freight & Logistics)	8,101	1,241
	Novo Nordisk AS (Pharmaceuticals)	22,591	3,262
			4,503
	France—7.8%
	Airbus SE (Aerospace & Defense)	13,315	1,829
	Hermes International SCA (Textiles, Apparel & Luxury Goods)	738	1,691
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,670	1,276
	Schneider Electric SE (Electrical Equipment)	4,087	982
	TotalEnergies SE (Oil, Gas & Consumable Fuels)	24,003	1,602
	Vinci SA (Construction & Engineering)	6,619	698
			8,078
	Germany—1.6%
	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	15,388	565
	MTU Aero Engines AG (Aerospace & Defense)	4,418	1,130
			1,695
	Ireland—5.8%
	Accenture PLC† (IT Services)	3,992	1,211
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Global Leaders Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Europe Ex-U.K.—(continued)
	Ireland—(continued)
*	ICON PLC† (Life Sciences Tools & Services)	2,879	$903
	Linde PLC† (Chemicals)	2,793	1,226
	Ryanair Holdings PLC—ADR (Airlines)	8,797	1,024
	Trane Technologies PLC† (Building Products)	5,017	1,650
			6,014
	Italy—1.0%
	Ferrari NV† (Automobiles)	2,447	999
	Netherlands—2.1%
	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,122	2,191
	Sweden—3.1%
	Atlas Copco AB (Machinery)	118,218	2,222
	Evolution AB (Hotels, Restaurants & Leisure)	9,466	986
			3,208
	Switzerland—1.1%
	Partners Group Holding AG (Capital Markets)	923	1,186
	Emerging Asia—8.3%
	India—2.6%
	HDFC Bank Ltd.—ADR (Banks)	19,873	1,278
	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	37,765	1,417
			2,695
	Taiwan—5.7%
	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	31,000	1,338
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & Semiconductor Equipment)	26,019	4,522
			5,860
Issuer	Shares or Principal Amount	Value
Common Stocks—(continued)
United Kingdom—5.4%
3i Group PLC (Capital Markets)	20,498	$795
Ashtead Group PLC (Trading Companies & Distributors)	14,350	958
Compass Group PLC (Hotels, Restaurants & Leisure)	61,575	1,681
Experian PLC (Professional Services)	18,500	862
Halma PLC (Electronic Equipment, Instruments & Components)	38,935	1,332
		5,628
Japan—1.2%
Keyence Corp. (Electronic Equipment, Instruments & Components)	2,700	1,184
Total Common Stocks—98.3% (cost $64,852)		101,831

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $1,762, collateralized by U.S. Treasury Note, 2.25%, due 08/15/27, valued at $1,797	$1,762	1,761
Total Repurchase Agreements—1.7% (cost $1,761)		1,761
Total Investments—100.0% (cost $66,613)		103,592
Cash and other assets, less liabilities—0.0%		32
Net Assets—100.0%		$103,624

ADR	American Depositary Deposit
PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$101,831	$—	$—	$101,831
Repurchase Agreements	—	1,761	—	1,761
Total Investments in Securities	$101,831	$1,761	$—	$103,592
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

International Leaders Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Europe Ex-U.K.—43.2%
	Denmark—4.8%
	DSV AS (Air Freight & Logistics)	79,532	$12,186
	Novo Nordisk AS (Pharmaceuticals)	303,806	43,870
			56,056
	France—12.3%
	Airbus SE (Aerospace & Defense)	108,679	14,928
	Capgemini SE (IT Services)	67,961	13,516
	Dassault Systemes SE (Software)	226,670	8,569
	L'Oreal SA (Personal Products)	34,731	15,252
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	20,166	15,411
	Safran SA (Aerospace & Defense)	88,398	18,688
	Schneider Electric SE (Electrical Equipment)	91,685	22,024
	Thales SA (Aerospace & Defense)	65,174	10,435
	TotalEnergies SE (Oil, Gas & Consumable Fuels)	191,528	12,785
	Vinci SA (Construction & Engineering)	124,660	13,134
			144,742
	Germany—2.6%
	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	323,890	11,899
	SAP SE (Software)	89,776	18,222
			30,121
	Ireland—4.7%
*	ICON PLC† (Life Sciences Tools & Services)	84,377	26,450
	Kingspan Group PLC (Building Products)	161,164	13,722
	Linde PLC† (Chemicals)	33,127	14,536
			54,708
	Italy—2.0%
	Ferrari NV† (Automobiles)	31,382	12,815
	Moncler SpA (Textiles, Apparel & Luxury Goods)	178,826	10,928
			23,743
	Netherlands—5.0%
	ASML Holding NV (Semiconductors & Semiconductor Equipment)	45,435	46,916
	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	71,703	11,991
			58,907
	Issuer	Shares	Value
	Common Stocks—(continued)
	Europe Ex-U.K.—(continued)
	Spain—3.5%
	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	303,873	$20,223
	Industria de Diseno Textil SA (Specialty Retail)	419,972	20,851
			41,074
	Sweden—3.4%
	Atlas Copco AB (Machinery)	1,393,763	26,194
	Evolution AB (Hotels, Restaurants & Leisure)	129,068	13,444
			39,638
	Switzerland—4.9%
	ABB Ltd. (Electrical Equipment)	293,257	16,294
	Lonza Group AG (Life Sciences Tools & Services)	23,959	13,078
	Partners Group Holding AG (Capital Markets)	12,300	15,799
	Sika AG (Chemicals)	44,690	12,793
			57,964
	Emerging Asia—17.4%
	China—1.8%
*	PDD Holdings, Inc.—ADR (Multiline Retail)	76,000	10,104
*	Trip.com Group Ltd. (Hotels, Restaurants & Leisure)	219,950	10,551
			20,655
	India—5.2%
	HDFC Bank Ltd. (Banks)	1,064,052	21,501
	ICICI Bank Ltd. (Banks)	844,878	12,131
	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	730,516	27,405
			61,037
	South Korea—3.3%
	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	259,349	15,355
	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	135,566	23,292
			38,647
	Taiwan—7.1%
	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	645,000	27,835
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,872,000	55,742
			83,577
	Japan—14.7%
	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	316,700	11,251
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

International Leaders Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Issuer	Shares	Value
Common Stocks—(continued)
Japan—(continued)
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	453,900	$15,584
Hoya Corp. (Health Care Equipment & Supplies)	206,600	24,019
ITOCHU Corp. (Trading Companies & Distributors)	189,400	9,246
Keyence Corp. (Electronic Equipment, Instruments & Components)	34,900	15,304
Lasertec Corp. (Semiconductors & Semiconductor Equipment)	66,100	14,827
Mitsui & Co. Ltd. (Trading Companies & Distributors)	419,800	9,526
Shin-Etsu Chemical Co. Ltd. (Chemicals)	357,500	13,861
SMC Corp. (Machinery)	20,200	9,585
Tokio Marine Holdings, Inc. (Insurance)	548,900	20,487
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	129,900	28,178
		171,868
United Kingdom—12.2%
3i Group PLC (Capital Markets)	388,192	15,045
AstraZeneca PLC (Pharmaceuticals)	146,244	22,842
BAE Systems PLC (Aerospace & Defense)	877,751	14,646
Compass Group PLC (Hotels, Restaurants & Leisure)	702,627	19,185
Experian PLC (Professional Services)	440,563	20,528
Haleon PLC (Personal Products)	3,339,237	13,618
Halma PLC (Electronic Equipment, Instruments & Components)	383,619	13,122
London Stock Exchange Group PLC (Capital Markets)	207,577	24,666
		143,652
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Western Hemisphere—6.5%
	Canada—6.5%
	Canadian Pacific Kansas City Ltd. (Road & Rail)	195,039	$15,355
	Constellation Software, Inc. (Software)	5,628	16,217
	Dollarama, Inc. (Multiline Retail)	193,552	17,672
	Intact Financial Corp. (Insurance)	92,507	15,418
*	Shopify, Inc. (IT Services)	170,676	11,273
			75,935
	Emerging Latin America—2.4%
	Brazil—2.4%
	Itau Unibanco Holding SA.—ADR (Banks)	1,605,308	9,375
*	MercadoLibre, Inc. (Multiline Retail)	11,685	19,203
			28,578
	Total Common Stocks—96.4% (cost $853,023)		1,130,902

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $35,601, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $36,306	$35,594	35,594
Total Repurchase Agreements—3.1% (cost $35,594)		35,594
Total Investments—99.5% (cost $888,617)		1,166,496
Cash and other assets, less liabilities—0.5%		6,301
Net Assets—100.0%		$1,172,797

ADR	American Depositary Deposit
PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,130,902	$—	$—	$1,130,902
Repurchase Agreements	—	35,594	—	35,594
Total Investments in Securities	$1,130,902	$35,594	$—	$1,166,496
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value
Common Stocks
Europe Ex-U.K.—38.8%
Belgium—0.1%
D'ieteren Group (Distributors)	4,397	$933
Denmark—3.4%
DSV AS (Air Freight & Logistics)	74,759	11,454
Novo Nordisk AS (Pharmaceuticals)	270,715	39,092
		50,546
Finland—0.3%
Metso OYJ (Machinery)	226,695	2,400
Valmet OYJ (Machinery)	72,489	2,072
		4,472
France—10.7%
Airbus SE (Aerospace & Defense)	114,156	15,680
Capgemini SE (IT Services)	44,042	8,759
Dassault Systemes SE (Software)	402,332	15,210
Hermes International SCA (Textiles, Apparel & Luxury Goods)	6,439	14,757
L'Oreal SA (Personal Products)	26,918	11,821
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	16,737	12,791
Publicis Groupe SA (Media)	125,560	13,364
Safran SA (Aerospace & Defense)	85,889	18,157
Schneider Electric SE (Electrical Equipment)	61,596	14,796
SES-imagotag SA (Electronic Equipment, Instruments & Components)	16,236	2,266
Thales SA (Aerospace & Defense)	79,008	12,650
TotalEnergies SE (Oil, Gas & Consumable Fuels)	179,726	11,997
Vinci SA (Construction & Engineering)	47,494	5,004
		157,252
Germany—4.3%
CTS Eventim AG & Co. KGaA (Entertainment)	84,030	7,010
Hannover Rueck SE (Insurance)	41,370	10,487
MTU Aero Engines AG (Aerospace & Defense)	51,840	13,258
Nemetschek SE (Software)	35,239	3,466
SAP SE (Software)	92,193	18,712
	Issuer	Shares	Value
	Common Stocks—(continued)
	Europe Ex-U.K.—(continued)
	Germany—(continued)
	Siltronic AG (Semiconductors & Semiconductor Equipment)	21,450	$1,663
	Symrise AG (Chemicals)	68,481	8,383
			62,979
	Ireland—4.1%
	Accenture PLC† (IT Services)	39,128	11,872
*	ICON PLC† (Life Sciences Tools & Services)	48,131	15,088
	Kingspan Group PLC (Building Products)	131,295	11,178
	Linde PLC† (Chemicals)	33,524	14,711
	Ryanair Holdings PLC—ADR (Airlines)	67,856	7,901
			60,750
	Italy—1.4%
	Azimut Holding SpA (Capital Markets)	82,815	1,953
	Brunello Cucinelli SpA (Textiles, Apparel & Luxury Goods)	52,887	5,296
	Ferrari NV† (Automobiles)	23,399	9,555
	Moncler SpA (Textiles, Apparel & Luxury Goods)	75,493	4,613
			21,417
	Netherlands—4.3%
	ASML Holding NV (Semiconductors & Semiconductor Equipment)	36,513	37,704
	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	46,100	7,709
	IMCD NV (Trading Companies & Distributors)	42,360	5,866
	Wolters Kluwer NV (Professional Services)	69,600	11,538
			62,817
	Norway—0.1%
	Kongsberg Gruppen ASA (Aerospace & Defense)	26,529	2,162
	Spain—1.7%
	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	153,422	10,210
	Industria de Diseno Textil SA (Specialty Retail)	303,221	15,055
			25,265
	Sweden—4.2%
	AddTech AB (Trading Companies & Distributors)	88,456	2,198
	Atlas Copco AB (Machinery)	803,884	15,108
	Beijer Ref AB (Trading Companies & Distributors)	535,947	8,268
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Europe Ex-U.K.—(continued)
	Sweden—(continued)
	Evolution AB (Hotels, Restaurants & Leisure)	89,746	$9,348
	Fortnox AB (Software)	398,054	2,403
	Hemnet Group AB (Interactive Media & Services)	131,088	3,960
	Hexagon AB (Electronic Equipment, Instruments & Components)	730,055	8,241
	Indutrade AB (Machinery)	211,266	5,414
	Lifco AB (Industrial Conglomerates)	207,126	5,687
	Nibe Industrier AB (Building Products)	286,834	1,216
			61,843
	Switzerland—4.2%
	ABB Ltd. (Electrical Equipment)	131,763	7,321
	Belimo Holding AG (Building Products)	6,674	3,347
	Galenica AG (Health Care Providers & Services)	44,230	3,621
	Lonza Group AG (Life Sciences Tools & Services)	19,517	10,653
	Partners Group Holding AG (Capital Markets)	7,863	10,099
	Siegfried Holding AG (Life Sciences Tools & Services)	3,602	3,741
	Sika AG (Chemicals)	35,922	10,283
	Tecan Group AG (Life Sciences Tools & Services)	11,982	4,012
	VAT Group AG (Machinery)	16,665	9,449
			62,526
	Emerging Asia—17.8%
	China—2.3%
	Airtac International Group (Machinery)	93,713	2,854
	Fuyao Glass Industry Group Co. Ltd (Auto Components)	518,610	3,403
*	Meituan (Hotels, Restaurants & Leisure)	720,100	10,245
	Tencent Holdings Ltd. (Interactive Media & Services)	230,200	10,978
*	Trip.com Group Ltd. (Hotels, Restaurants & Leisure)	135,300	6,490
			33,970
	India—5.9%
	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	29,896	2,218
*	Britannia Industries Ltd. (Food Products)	46,624	3,050
	Havells India Ltd. (Electrical Equipment)	210,344	4,591
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
	HDFC Bank Ltd. (Banks)	655,058	$13,237
	ICICI Bank Ltd. (Banks)	525,441	7,544
*	InterGlobe Aviation Ltd. (Airlines)	105,046	5,335
	Mahindra & Mahindra Ltd. (Automobiles)	313,420	10,774
	Max Healthcare Institute Ltd. (Health Care Providers & Services)	229,904	2,602
	Nestle India Ltd. (Food Products)	74,021	2,264
	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	536,814	20,138
	Tata Consultancy Services Ltd. (IT Services)	143,384	6,718
	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	55,475	2,264
	Trent Ltd. (Specialty Retail)	58,328	3,830
	Varun Beverages Ltd. (Beverages)	124,724	2,433
			86,998
	Indonesia—1.2%
	Bank Central Asia Tbk. PT (Banks)	28,825,100	17,471
	South Korea—2.8%
	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	378,705	22,422
	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	107,696	18,504
			40,926
	Taiwan—5.6%
	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	38,000	2,876
	Global Unichip Corp. (Semiconductors & Semiconductor Equipment)	42,000	2,078
	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	157,000	2,608
	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	367,000	15,838
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & Semiconductor Equipment)	307,068	53,371
	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	357,000	1,981
	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	47,000	3,832
			82,584
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Japan—16.9%
	Advantest Corp. (Semiconductors & Semiconductor Equipment)	284,500	$11,361
	Ajinomoto Co., Inc. (Food Products)	164,100	5,754
	BayCurrent Consulting, Inc. (Professional Services)	79,500	1,601
	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	298,900	10,619
	Daifuku Co. Ltd. (Machinery)	333,800	6,245
	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	367,300	12,611
	Daikin Industries Ltd. (Building Products)	27,800	3,865
	Disco Corp. (Semiconductors & Semiconductor Equipment)	33,100	12,558
	Harmonic Drive Systems, Inc. (Machinery)	98,000	2,772
	Hoya Corp. (Health Care Equipment & Supplies)	119,700	13,916
	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	141,800	2,088
	ITOCHU Corp. (Trading Companies & Distributors)	224,500	10,959
	Japan Elevator Service Holdings Co. Ltd. (Commercial Services & Supplies)	131,500	2,113
	Japan Exchange Group, Inc. (Capital Markets)	276,900	6,457
	Keyence Corp. (Electronic Equipment, Instruments & Components)	45,300	19,864
	Kurita Water Industries Ltd. (Machinery)	69,400	2,941
	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	48,500	10,879
	MatsukiyoCocokara & Co. (Food & Staples Retailing)	228,900	3,287
	Mitsui & Co. Ltd. (Trading Companies & Distributors)	172,000	3,903
	MonotaRO Co. Ltd. (Trading Companies & Distributors)	366,200	4,304
	Nomura Research Institute Ltd. (IT Services)	121,700	3,420
	Pan Pacific International Holdings Corp. (Multiline Retail)	454,300	10,628
	Rakus Co. Ltd. (Software)	138,800	1,797
*	Rakuten Bank Ltd. (Banks)	100,600	1,821
	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	48,900	4,407
*	SHIFT, Inc. (IT Services)	18,100	1,640
Issuer	Shares	Value
Common Stocks—(continued)
Japan—(continued)
Shin-Etsu Chemical Co. Ltd. (Chemicals)	274,700	$10,651
SMC Corp. (Machinery)	21,100	10,012
Socionext, Inc. (Semiconductors & Semiconductor Equipment)	85,200	2,017
Sumitomo Mitsui Financial Group, Inc. (Banks)	217,300	14,485
Sundrug Co. Ltd. (Food & Staples Retailing)	89,100	2,245
TechnoPro Holdings, Inc. (Professional Services)	163,800	2,683
Tokio Marine Holdings, Inc. (Insurance)	524,200	19,565
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	73,200	15,879
		249,347
United Kingdom—13.1%
3i Group PLC (Capital Markets)	519,941	20,152
Ashtead Group PLC (Trading Companies & Distributors)	92,419	6,171
AstraZeneca PLC (Pharmaceuticals)	116,063	18,128
BAE Systems PLC (Aerospace & Defense)	822,150	13,718
Beazley PLC (Insurance)	469,143	4,199
Compass Group PLC (Hotels, Restaurants & Leisure)	521,321	14,234
ConvaTec Group PLC (Health Care Equipment & Supplies)	2,277,738	6,761
Diploma PLC (Trading Companies & Distributors)	168,647	8,843
Experian PLC (Professional Services)	253,083	11,792
Greggs PLC (Hotels, Restaurants & Leisure)	115,846	4,059
Haleon PLC (Personal Products)	2,518,952	10,272
Halma PLC (Electronic Equipment, Instruments & Components)	393,436	13,458
Intermediate Capital Group PLC (Capital Markets)	308,476	8,509
London Stock Exchange Group PLC (Capital Markets)	177,066	21,040
RELX PLC (Professional Services)	280,972	12,925
Rotork PLC (Machinery)	952,685	4,056
Smith & Nephew PLC (Health Care Equipment & Supplies)	251,787	3,121
Softcat PLC (IT Services)	133,223	3,060
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	United Kingdom—(continued)
	Spirax-Sarco Engineering PLC (Machinery)	55,957	$5,998
	Weir Group PLC (Machinery)	116,224	2,915
			193,411
	Western Hemisphere—7.1%
	Canada—7.1%
	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	167,353	9,391
	Boyd Group Services, Inc. (Commercial Services & Supplies)	12,692	2,384
	Cameco Corp. (Oil, Gas & Consumable Fuels)	135,003	6,642
	Canadian National Railway Co. (Road & Rail)	80,298	9,489
	Canadian Pacific Kansas City Ltd. (Road & Rail)	175,888	13,848
	Constellation Software, Inc. (Software)	4,304	12,401
	Dollarama, Inc. (Multiline Retail)	144,026	13,150
	Intact Financial Corp. (Insurance)	74,227	12,371
*	Kinaxis, Inc. (Software)	22,700	2,618
	Parkland Corp. (Oil, Gas & Consumable Fuels)	136,390	3,823
*	Shopify, Inc. (IT Services)	83,369	5,507
	TFI International, Inc. (Road & Rail)	42,738	6,206
	Toromont Industries Ltd. (Trading Companies & Distributors)	85,304	7,553
			105,383
	Emerging Latin America—2.4%
	Brazil—1.4%
*	MercadoLibre, Inc. (Multiline Retail)	6,671	10,963
	Raia Drogasil SA (Food & Staples Retailing)	681,764	3,132
	Rumo SA (Road & Rail)	605,500	2,244
	WEG SA (Electrical Equipment)	594,200	4,485
			20,824
	Mexico—0.8%
	Grupo Aeroportuario del Sureste SAB de CV—ADR (Transportation Infrastructure)	10,181	3,049
	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	2,444,200	8,349
			11,398
Issuer	Shares or Principal Amount	Value
Common Stocks—(continued)
Emerging Latin America—(continued)
Peru—0.2%
Credicorp Ltd.† (Banks)	18,288	$2,950
Asia Ex-Japan—1.7%
Australia—0.9%
Pro Medicus Ltd. (Health Care Technology)	70,210	6,710
Steadfast Group Ltd. (Insurance)	1,004,532	4,141
Technology One Ltd. (Software)	207,483	2,575
		13,426
Singapore—0.8%
DBS Group Holdings Ltd. (Banks)	450,910	11,901
Emerging Europe, Mid-East, Africa—0.5%
South Africa—0.5%
Bid Corp. Ltd. (Food & Staples Retailing)	216,598	5,058
Clicks Group Ltd. (Food & Staples Retailing)	122,402	2,317
		7,375
Total Common Stocks—98.3% (cost $1,039,066)		1,450,926

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $17,761, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $18,116	$17,761	17,761
Total Repurchase Agreements—1.2% (cost $17,761)		17,761
Total Investments—99.5% (cost $1,056,827)		1,468,687
Cash and other assets, less liabilities—0.5%		6,907
Net Assets—100.0%		$1,475,594

ADR	American Depositary Deposit
PLC	Public Limited Company

†	U.S. listed foreign security
*	Non-income producing security.
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,450,926	$—	$—	$1,450,926
Repurchase Agreements	—	17,761	—	17,761
Total Investments in Securities	$1,450,926	$17,761	$—	$1,468,687
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Institutional International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value
Common Stocks
Europe Ex-U.K.—38.9%
Belgium—0.1%
D'ieteren Group (Distributors)	2,903	$616
Denmark—3.4%
DSV AS (Air Freight & Logistics)	49,370	7,564
Novo Nordisk AS (Pharmaceuticals)	178,777	25,816
		33,380
Finland—0.3%
Metso OYJ (Machinery)	149,707	1,585
Valmet OYJ (Machinery)	47,872	1,368
		2,953
France—10.7%
Airbus SE (Aerospace & Defense)	75,387	10,355
Capgemini SE (IT Services)	29,085	5,784
Dassault Systemes SE (Software)	265,696	10,045
Hermes International SCA (Textiles, Apparel & Luxury Goods)	4,252	9,745
L'Oreal SA (Personal Products)	17,777	7,807
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	11,053	8,447
Publicis Groupe SA (Media)	82,919	8,825
Safran SA (Aerospace & Defense)	56,720	11,991
Schneider Electric SE (Electrical Equipment)	40,678	9,771
SES-imagotag SA (Electronic Equipment, Instruments & Components)	10,722	1,496
Thales SA (Aerospace & Defense)	52,176	8,354
TotalEnergies SE (Oil, Gas & Consumable Fuels)	118,689	7,923
Vinci SA (Construction & Engineering)	30,908	3,256
		103,799
Germany—4.3%
CTS Eventim AG & Co. KGaA (Entertainment)	55,493	4,630
Hannover Rueck SE (Insurance)	27,321	6,926
MTU Aero Engines AG (Aerospace & Defense)	34,235	8,755
Nemetschek SE (Software)	23,271	2,289
SAP SE (Software)	60,868	12,354
	Issuer	Shares	Value
	Common Stocks—(continued)
	Europe Ex-U.K.—(continued)
	Germany—(continued)
	Siltronic AG (Semiconductors & Semiconductor Equipment)	14,165	$1,098
	Symrise AG (Chemicals)	45,224	5,536
			41,588
	Ireland—4.1%
	Accenture PLC† (IT Services)	25,840	7,840
*	ICON PLC† (Life Sciences Tools & Services)	31,786	9,964
	Kingspan Group PLC (Building Products)	86,706	7,382
	Linde PLC† (Chemicals)	22,139	9,715
	Ryanair Holdings PLC—ADR (Airlines)	44,394	5,169
			40,070
	Italy—1.5%
	Azimut Holding SpA (Capital Markets)	54,690	1,290
	Brunello Cucinelli SpA (Textiles, Apparel & Luxury Goods)	34,926	3,497
	Ferrari NV† (Automobiles)	15,351	6,269
	Moncler SpA (Textiles, Apparel & Luxury Goods)	49,855	3,046
			14,102
	Netherlands—4.3%
	ASML Holding NV (Semiconductors & Semiconductor Equipment)	24,112	24,898
	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	30,444	5,091
	IMCD NV (Trading Companies & Distributors)	27,974	3,874
	Wolters Kluwer NV (Professional Services)	45,963	7,620
			41,483
	Norway—0.1%
	Kongsberg Gruppen ASA (Aerospace & Defense)	17,520	1,428
	Spain—1.7%
	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	101,318	6,743
	Industria de Diseno Textil SA (Specialty Retail)	199,588	9,909
			16,652
	Sweden—4.2%
	AddTech AB (Trading Companies & Distributors)	58,401	1,451
	Atlas Copco AB (Machinery)	530,878	9,977
	Beijer Ref AB (Trading Companies & Distributors)	353,933	5,460
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Institutional International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Europe Ex-U.K.—(continued)
	Sweden—(continued)
	Evolution AB (Hotels, Restaurants & Leisure)	59,268	$6,173
	Fortnox AB (Software)	262,871	1,587
	Hemnet Group AB (Interactive Media & Services)	86,569	2,615
	Hexagon AB (Electronic Equipment, Instruments & Components)	482,121	5,443
	Indutrade AB (Machinery)	139,518	3,575
	Lifco AB (Industrial Conglomerates)	136,784	3,756
	Nibe Industrier AB (Building Products)	186,724	792
			40,829
	Switzerland—4.2%
	ABB Ltd. (Electrical Equipment)	87,016	4,835
	Belimo Holding AG (Building Products)	4,407	2,210
	Galenica AG (Health Care Providers & Services)	29,209	2,391
	Lonza Group AG (Life Sciences Tools & Services)	12,889	7,035
	Partners Group Holding AG (Capital Markets)	5,193	6,670
	Siegfried Holding AG (Life Sciences Tools & Services)	2,379	2,471
	Sika AG (Chemicals)	23,723	6,791
	Tecan Group AG (Life Sciences Tools & Services)	7,912	2,649
	VAT Group AG (Machinery)	11,005	6,240
			41,292
	Emerging Asia—17.8%
	China—2.3%
	Airtac International Group (Machinery)	62,204	1,895
	Fuyao Glass Industry Group Co. Ltd (Auto Components)	342,400	2,247
*	Meituan (Hotels, Restaurants & Leisure)	475,500	6,765
	Tencent Holdings Ltd. (Interactive Media & Services)	152,100	7,253
*	Trip.com Group Ltd. (Hotels, Restaurants & Leisure)	89,350	4,286
			22,446
	India—5.9%
	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	19,744	1,465
*	Britannia Industries Ltd. (Food Products)	30,790	2,014
	Havells India Ltd. (Electrical Equipment)	138,909	3,032
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
	HDFC Bank Ltd. (Banks)	432,594	$8,741
	ICICI Bank Ltd. (Banks)	346,963	4,982
*	InterGlobe Aviation Ltd. (Airlines)	69,372	3,523
	Mahindra & Mahindra Ltd. (Automobiles)	206,982	7,115
	Max Healthcare Institute Ltd. (Health Care Providers & Services)	151,826	1,719
	Nestle India Ltd. (Food Products)	48,882	1,495
	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	354,507	13,299
	Tata Consultancy Services Ltd. (IT Services)	94,690	4,436
	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	36,636	1,495
	Trent Ltd. (Specialty Retail)	38,520	2,529
	Varun Beverages Ltd. (Beverages)	82,366	1,607
			57,452
	Indonesia—1.2%
	Bank Central Asia Tbk. PT (Banks)	19,035,830	11,538
	South Korea—2.8%
	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	250,093	14,807
	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	71,122	12,220
			27,027
	Taiwan—5.6%
	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	26,000	1,968
	Global Unichip Corp. (Semiconductors & Semiconductor Equipment)	28,000	1,385
	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	103,000	1,711
	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	243,000	10,487
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & Semiconductor Equipment)	202,784	35,246
	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	236,000	1,309
	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	31,000	2,527
			54,633
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Institutional International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Japan—16.9%
	Advantest Corp. (Semiconductors & Semiconductor Equipment)	187,900	$7,504
	Ajinomoto Co., Inc. (Food Products)	108,300	3,797
	BayCurrent Consulting, Inc. (Professional Services)	52,500	1,057
	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	197,400	7,013
	Daifuku Co. Ltd. (Machinery)	220,500	4,125
	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	242,500	8,326
	Daikin Industries Ltd. (Building Products)	18,200	2,531
	Disco Corp. (Semiconductors & Semiconductor Equipment)	21,900	8,309
	Harmonic Drive Systems, Inc. (Machinery)	64,700	1,830
	Hoya Corp. (Health Care Equipment & Supplies)	79,000	9,185
	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	93,600	1,379
	ITOCHU Corp. (Trading Companies & Distributors)	148,300	7,239
	Japan Elevator Service Holdings Co. Ltd. (Commercial Services & Supplies)	86,800	1,395
	Japan Exchange Group, Inc. (Capital Markets)	182,900	4,265
	Keyence Corp. (Electronic Equipment, Instruments & Components)	29,900	13,111
	Kurita Water Industries Ltd. (Machinery)	45,600	1,933
	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	32,000	7,178
	MatsukiyoCocokara & Co. (Food & Staples Retailing)	151,200	2,171
	Mitsui & Co. Ltd. (Trading Companies & Distributors)	111,900	2,539
	MonotaRO Co. Ltd. (Trading Companies & Distributors)	241,800	2,842
	Nomura Research Institute Ltd. (IT Services)	80,300	2,256
	Pan Pacific International Holdings Corp. (Multiline Retail)	300,000	7,018
	Rakus Co. Ltd. (Software)	91,600	1,186
*	Rakuten Bank Ltd. (Banks)	66,400	1,202
	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	32,300	2,911
*	SHIFT, Inc. (IT Services)	11,900	1,078
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	181,400	7,033
Issuer	Shares	Value
Common Stocks—(continued)
Japan—(continued)
SMC Corp. (Machinery)	13,900	$6,595
Socionext, Inc. (Semiconductors & Semiconductor Equipment)	56,300	1,333
Sumitomo Mitsui Financial Group, Inc. (Banks)	143,500	9,566
Sundrug Co. Ltd. (Food & Staples Retailing)	58,800	1,482
TechnoPro Holdings, Inc. (Professional Services)	108,100	1,770
Tokio Marine Holdings, Inc. (Insurance)	346,100	12,918
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	48,300	10,477
		164,554
United Kingdom—13.1%
3i Group PLC (Capital Markets)	343,364	13,308
Ashtead Group PLC (Trading Companies & Distributors)	60,245	4,022
AstraZeneca PLC (Pharmaceuticals)	76,647	11,972
BAE Systems PLC (Aerospace & Defense)	542,940	9,059
Beazley PLC (Insurance)	309,817	2,773
Compass Group PLC (Hotels, Restaurants & Leisure)	344,275	9,400
ConvaTec Group PLC (Health Care Equipment & Supplies)	1,504,196	4,465
Diploma PLC (Trading Companies & Distributors)	111,373	5,840
Experian PLC (Professional Services)	166,586	7,762
Greggs PLC (Hotels, Restaurants & Leisure)	76,504	2,681
Haleon PLC (Personal Products)	1,663,491	6,784
Halma PLC (Electronic Equipment, Instruments & Components)	259,821	8,888
Intermediate Capital Group PLC (Capital Markets)	203,714	5,619
London Stock Exchange Group PLC (Capital Markets)	116,932	13,894
RELX PLC (Professional Services)	185,551	8,535
Rotork PLC (Machinery)	629,144	2,679
Smith & Nephew PLC (Health Care Equipment & Supplies)	166,278	2,061
Softcat PLC (IT Services)	87,979	2,021
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Institutional International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	United Kingdom—(continued)
	Spirax-Sarco Engineering PLC (Machinery)	36,954	$3,961
	Weir Group PLC (Machinery)	76,753	1,925
			127,649
	Western Hemisphere—7.2%
	Canada—7.2%
	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	110,519	6,202
	Boyd Group Services, Inc. (Commercial Services & Supplies)	8,382	1,574
	Cameco Corp. (Oil, Gas & Consumable Fuels)	89,154	4,386
	Canadian National Railway Co. (Road & Rail)	53,028	6,266
	Canadian Pacific Kansas City Ltd. (Road & Rail)	116,155	9,145
	Constellation Software, Inc. (Software)	2,842	8,189
	Dollarama, Inc. (Multiline Retail)	95,104	8,684
	Intact Financial Corp. (Insurance)	49,019	8,170
*	Kinaxis, Inc. (Software)	14,990	1,729
	Parkland Corp. (Oil, Gas & Consumable Fuels)	90,070	2,525
*	Shopify, Inc. (IT Services)	55,056	3,636
	TFI International, Inc. (Road & Rail)	28,223	4,098
	Toromont Industries Ltd. (Trading Companies & Distributors)	56,333	4,988
			69,592
	Emerging Latin America—2.4%
	Brazil—1.4%
*	MercadoLibre, Inc. (Multiline Retail)	4,405	7,239
	Raia Drogasil SA (Food & Staples Retailing)	450,300	2,069
	Rumo SA (Road & Rail)	399,900	1,482
	WEG SA (Electrical Equipment)	392,400	2,962
			13,752
	Mexico—0.8%
	Grupo Aeroportuario del Sureste SAB de CV—ADR (Transportation Infrastructure)	6,723	2,014
	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,614,100	5,513
			7,527
Issuer	Shares or Principal Amount	Value
Common Stocks—(continued)
Emerging Latin America—(continued)
Peru—0.2%
Credicorp Ltd.† (Banks)	12,077	$1,948
Asia Ex-Japan—1.7%
Australia—0.9%
Pro Medicus Ltd. (Health Care Technology)	46,366	4,431
Steadfast Group Ltd. (Insurance)	663,384	2,735
Technology One Ltd. (Software)	137,020	1,700
		8,866
Singapore—0.8%
DBS Group Holdings Ltd. (Banks)	296,760	7,833
Emerging Europe, Mid-East, Africa—0.5%
South Africa—0.5%
Bid Corp. Ltd. (Food & Staples Retailing)	143,039	3,340
Clicks Group Ltd. (Food & Staples Retailing)	80,833	1,530
		4,870
Total Common Stocks—98.5% (cost $699,513)		957,879

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $24,758, collateralized by U.S. Inflation-Indexed Treasury Note, 0.125%, due 04/15/27 and U.S. Treasury Note, 2.250%, due 08/15/27, valued at $25,248	$24,753	24,753
Total Repurchase Agreements—2.5% (cost $24,753)		24,753
Total Investments—101.0% (cost $724,266)		982,632
Liabilities, plus cash and other assets—(1.0)%		(9,770)
Net Assets—100.0%		$972,862

ADR	American Depositary Deposit
PLC	Public Limited Company

†	U.S. listed foreign security
*	Non-income producing security.
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Institutional International Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$957,879	$—	$—	$957,879
Repurchase Agreements	—	24,753	—	24,753
Total Investments in Securities	$957,879	$24,753	$—	$982,632
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

International Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Europe Ex-U.K.—31.2%
	Belgium—2.1%
	Azelis Group NV (Trading Companies & Distributors)	43,690	$784
	D'ieteren Group (Distributors)	15,555	3,300
			4,084
	Finland—0.7%
	Puuilo OYJ (Multiline Retail)	126,547	1,366
	France—2.2%
	Dassault Aviation SA (Aerospace & Defense)	15,049	2,733
	SES-imagotag SA (Electronic Equipment, Instruments & Components)	10,573	1,476
			4,209
	Germany—4.2%
	CTS Eventim AG & Co. KGaA (Entertainment)	41,228	3,440
	Nemetschek SE (Software)	17,087	1,681
	Siltronic AG (Semiconductors & Semiconductor Equipment)	37,498	2,907
			8,028
	Italy—3.6%
	Ariston Holding NV (Building Products)	149,018	616
	Azimut Holding SpA (Capital Markets)	67,521	1,592
	BFF Bank SpA (Diversified Financial Services)	38,602	367
	Brunello Cucinelli SpA (Textiles, Apparel & Luxury Goods)	28,710	2,875
	Carel Industries SpA (Building Products)	50,912	943
	Sanlorenzo SpA (Leisure Products)	11,484	475
			6,868
	Jersey—0.8%
	JTC PLC (Capital Markets)	127,957	1,554
	Norway—1.9%
	Gjensidige Forsikring ASA (Insurance)	51,465	920
	Kongsberg Gruppen ASA (Aerospace & Defense)	32,573	2,654
			3,574
	Sweden—11.9%
	AddTech AB (Trading Companies & Distributors)	122,174	3,036
	Beijer Ref AB (Trading Companies & Distributors)	230,841	3,561
*	BoneSupport Holding AB (Biotechnology)	45,166	1,121
	Bufab AB (Trading Companies & Distributors)	25,855	954
	Issuer	Shares	Value
	Common Stocks—(continued)
	Europe Ex-U.K.—(continued)
	Sweden—(continued)
	Fortnox AB (Software)	254,645	$1,537
	Hemnet Group AB (Interactive Media & Services)	114,510	3,459
	Lagercrantz Group AB (Electronic Equipment, Instruments & Components)	160,820	2,613
	Lifco AB (Industrial Conglomerates)	132,718	3,644
	MIPS AB (Leisure Products)	29,034	1,137
*	Sdiptech AB (Commercial Services & Supplies)	34,534	1,052
	Vitec Software Group AB (Software)	14,890	773
			22,887
	Switzerland—3.8%
	Galenica AG (Health Care Providers & Services)	20,387	1,669
	Kardex Holding AG (Machinery)	12,585	3,194
	Siegfried Holding AG (Life Sciences Tools & Services)	2,383	2,474
			7,337
	Japan—21.0%
	ABC-Mart, Inc. (Specialty Retail)	44,300	778
	AZ-COM MARUWA Holdings, Inc. (Air Freight & Logistics)	164,800	1,197
	BayCurrent Consulting, Inc. (Professional Services)	77,500	1,561
	Fukuoka Financial Group, Inc. (Banks)	94,600	2,528
	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	126,300	1,860
	Japan Elevator Service Holdings Co. Ltd. (Commercial Services & Supplies)	175,400	2,818
	Kokusai Electric Corp. (Semiconductors & Semiconductor Equipment)	79,800	2,326
	Kotobuki Spirits Co. Ltd. (Food Products)	90,700	1,053
	Kurita Water Industries Ltd. (Machinery)	42,300	1,793
	Lifedrink Co., Inc. (Beverages)	22,800	952
	MEITEC Group Holdings, Inc. (Professional Services)	152,100	3,080
	OBIC Business Consultants Co. Ltd. (Software)	58,200	2,433
	Rakus Co. Ltd. (Software)	78,400	1,015
*	Rakuten Bank Ltd. (Banks)	120,200	2,176
	Rorze Corp. (Semiconductors & Semiconductor Equipment)	7,600	1,500
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

International Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Japan—(continued)
	Sangetsu Corp. (Household Durables)	34,400	$637
	SBI Sumishin Net Bank Ltd. (Banks)	100,500	1,908
	Senko Group Holdings Co. Ltd. (Air Freight & Logistics)	133,800	937
*	SHIFT, Inc. (IT Services)	13,500	1,223
	Shimamura Co. Ltd. (Specialty Retail)	21,200	964
	SIGMAXYZ Holdings, Inc. (Professional Services)	80,400	797
	SMS Co. Ltd. (Professional Services)	61,700	783
	Socionext, Inc. (Semiconductors & Semiconductor Equipment)	53,000	1,255
	Sundrug Co. Ltd. (Food & Staples Retailing)	73,400	1,850
	TechnoPro Holdings, Inc. (Professional Services)	89,600	1,468
	Yamazaki Baking Co. Ltd. (Food Products)	62,700	1,287
			40,179
	Emerging Asia—20.6%
	China—3.1%
	Eastroc Beverage Group Co. Ltd. (Beverages)	40,800	1,206
	Proya Cosmetics Co. Ltd. (Personal Products)	194,791	2,961
	Silergy Corp. (Semiconductors & Semiconductor Equipment)	73,000	1,040
	Yutong Bus Co. Ltd. (Machinery)	222,800	787
			5,994
	India—9.2%
	AU Small Finance Bank Ltd. (Banks)	211,357	1,698
	Cholamandalam Investment & Finance Co. Ltd. (Consumer Finance)	108,591	1,848
	Coforge Ltd. (IT Services)	28,790	1,870
	Home First Finance Co. India Ltd. (Diversified Financial Services)	103,041	1,271
	Max Healthcare Institute Ltd. (Health Care Providers & Services)	155,925	1,765
	Motherson Sumi Wiring India Ltd. (Auto Components)	1,753,716	1,576
*	Polycab India Ltd. (Electrical Equipment)	19,873	1,605
	Sundaram Finance Ltd. (Consumer Finance)	31,919	1,786
	Tube Investments of India Ltd. (Auto Components)	32,361	1,649
	Varun Beverages Ltd. (Beverages)	129,375	2,524
			17,592
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	Indonesia—0.5%
	Bank Negara Indonesia Persero Tbk. PT (Banks)	3,248,900	$925
	Taiwan—7.8%
	Advantech Co. Ltd. (Technology Hardware, Storage & Peripherals)	108,000	1,232
	ASMedia Technology, Inc. (Semiconductors & Semiconductor Equipment)	40,000	2,762
	ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	23,600	3,521
	Global Unichip Corp. (Semiconductors & Semiconductor Equipment)	25,000	1,237
	Gudeng Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	56,000	770
	Innodisk Corp. (Technology Hardware, Storage & Peripherals)	164,000	1,526
	Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	40,000	2,010
	Voltronic Power Technology Corp. (Electrical Equipment)	33,451	1,985
			15,043
	United Kingdom—11.0%
	Beazley PLC (Insurance)	417,594	3,737
	Burford Capital Ltd (Diversified Financial Services)	144,125	1,858
	Diploma PLC (Trading Companies & Distributors)	81,083	4,252
	Greggs PLC (Hotels, Restaurants & Leisure)	55,838	1,957
	Hill & Smith PLC (Metals & Mining)	8,451	210
	Renishaw PLC (Electronic Equipment, Instruments & Components)	20,619	964
	Rotork PLC (Machinery)	649,427	2,765
	Softcat PLC (IT Services)	128,111	2,943
*	Trustpilot Group PLC (Interactive Media & Services)	851,169	2,313
			20,999
	Western Hemisphere—8.6%
	Canada—8.6%
	Boyd Group Services, Inc. (Commercial Services & Supplies)	10,315	1,938
	Definity Financial Corp. (Insurance)	57,220	1,881
	EQB, Inc. (Banks)	32,122	2,189
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

International Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Western Hemisphere—(continued)
	Canada—(continued)
*	Kinaxis, Inc. (Software)	6,742	$778
	North West Co., Inc. (Food & Staples Retailing)	126,472	3,831
	Parkland Corp. (Oil, Gas & Consumable Fuels)	95,999	2,691
	Richelieu Hardware Ltd. (Trading Companies & Distributors)	45,019	1,355
	Stella-Jones, Inc. (Paper & Forest Products)	27,937	1,823
			16,486
	Asia Ex-Japan—7.6%
	Australia—5.9%
	Pro Medicus Ltd. (Health Care Technology)	52,083	4,978
	Steadfast Group Ltd. (Insurance)	758,349	3,126
	Technology One Ltd. (Software)	254,039	3,152
			11,256
	New Zealand—1.4%
	Mainfreight Ltd. (Air Freight & Logistics)	63,136	2,601
	Singapore—0.3%
	Sheng Siong Group Ltd. (Food & Staples Retailing)	576,000	633
	Emerging Latin America—5.0%
	Mexico—5.0%
	Arca Continental SAB de CV (Beverages)	95,000	934
*	BBB Foods, Inc. † (Food & Staples Retailing)	52,508	1,253
	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	473,500	1,419
	Corp. Inmobiliaria Vesta SAB de CV—ADR (Real Estate Management & Development)	5,600	168
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation Infrastructure)	218,200	1,852
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Emerging Latin America—(continued)
	Mexico—(continued)
	Grupo Aeroportuario del Sureste SAB de CV (Transportation Infrastructure)	55,775	$1,682
	Qualitas Controladora SAB de CV (Insurance)	134,900	1,371
	Regional SAB de CV (Banks)	131,200	982
			9,661
	Emerging Europe, Mid-East, Africa—2.7%
	Greece—1.2%
	JUMBO SA (Specialty Retail)	82,012	2,361
	Lithuania—0.6%
	Baltic Classifieds Group PLC (Interactive Media & Services)	360,700	1,094
	Poland—0.9%
*	Dino Polska SA (Food & Staples Retailing)	17,611	1,777
	Total Common Stocks—107.7% (cost $168,972)		206,508

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $4,021, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $4,101	$4,021	4,021
Total Repurchase Agreements—2.1% (cost $4,021)		4,021
Total Investments—109.8% (cost $172,993)		210,529
Liabilities, plus cash and other assets—(9.8)%		(18,792)
Net Assets—100.0%		$191,737

ADR	American Depositary Deposit
PLC	Public Limited Company

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$206,508	$—	$—	$206,508
Repurchase Agreements	—	4,021	—	4,021
Total Investments in Securities	$206,508	$4,021	$—	$210,529
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Leaders Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Emerging Asia—89.0%
	China—23.1%
	Airtac International Group (Machinery)	103,000	$3,137
	Alibaba Group Holding Ltd. (Multiline Retail)	330,528	2,984
	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	201,000	1,930
	Contemporary Amperex Technology Co. Ltd. (Electrical Equipment)	78,120	1,927
	Huaming Power Equipment Co. Ltd. (Machinery)	671,360	2,045
	Kweichow Moutai Co. Ltd. (Beverages)	3,759	756
*	Meituan (Hotels, Restaurants & Leisure)	333,100	4,739
	Midea Group Co. Ltd. (Household Durables)	316,795	2,799
	NARI Technology Co. Ltd. (Electrical Equipment)	671,600	2,296
*	PDD Holdings, Inc.—ADR (Multiline Retail)	14,054	1,869
	Proya Cosmetics Co. Ltd. (Personal Products)	127,300	1,935
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	353,200	2,482
	Sungrow Power Supply Co. Ltd. (Electrical Equipment)	394,740	3,354
	Tencent Holdings Ltd. (Interactive Media & Services)	225,800	10,768
*	Trip.com Group Ltd. (Hotels, Restaurants & Leisure)	85,700	4,111
			47,132
	Hong Kong—1.2%
	AIA Group Ltd. (Insurance)	364,800	2,476
	India—24.1%
*	Britannia Industries Ltd. (Food Products)	38,871	2,543
	HDFC Bank Ltd. (Banks)	219,390	4,433
	ICICI Bank Ltd. (Banks)	217,356	3,121
	Infosys Ltd. (IT Services)	176,015	3,307
*	InterGlobe Aviation Ltd. (Airlines)	75,165	3,817
	Kotak Mahindra Bank Ltd. (Banks)	285,444	6,172
	Mahindra & Mahindra Ltd. (Automobiles)	101,004	3,472
*	MakeMyTrip Ltd.† (Hotels, Restaurants & Leisure)	27,107	2,280
	Nestle India Ltd. (Food Products)	113,672	3,477
	Pidilite Industries Ltd. (Chemicals)	83,346	3,158
*	Polycab India Ltd. (Electrical Equipment)	36,900	2,980
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	160,607	$6,025
	Tata Consultancy Services Ltd. (IT Services)	90,457	4,238
			49,023
	Indonesia—4.0%
	Bank Central Asia Tbk. PT (Banks)	8,512,800	5,160
	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	10,487,000	2,946
			8,106
	South Korea—10.5%
	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	267,564	15,842
	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	32,373	5,562
			21,404
	Taiwan—23.7%
	Advantech Co. Ltd. (Technology Hardware, Storage & Peripherals)	188,000	2,144
	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	21,000	1,589
	ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	10,000	1,492
	Chroma ATE, Inc. (Electronic Equipment, Instruments & Components)	267,000	2,617
	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	274,000	3,273
*	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	16,000	1,267
	Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	35,000	1,758
	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	166,000	7,164
	Sinbon Electronics Co. Ltd. (Electronic Equipment, Instruments & Components)	182,000	1,638
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	275,000	8,189
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & Semiconductor Equipment)	81,784	14,215
	Voltronic Power Technology Corp. (Electrical Equipment)	50,000	2,967
			48,313
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Leaders Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	Thailand—2.4%
	Airports of Thailand PCL (Transportation Infrastructure)	1,592,900	$2,507
	Bangkok Dusit Medical Services PCL (Health Care Providers & Services)	3,143,200	2,291
			4,798
	Emerging Latin America—17.8%
	Argentina—1.3%
*	Globant SA† (IT Services)	14,811	2,640
	Brazil—11.8%
	B3 SA - Brasil Bolsa Balcao (Capital Markets)	889,900	1,630
	Banco BTG Pactual SA (Capital Markets)	449,900	2,488
	Itau Unibanco Holding SA.—ADR (Banks)	547,668	3,198
*	MercadoLibre, Inc. (Multiline Retail)	3,200	5,259
	Raia Drogasil SA (Food & Staples Retailing)	679,184	3,120
	TOTVS SA (Software)	479,200	2,608
	WEG SA (Electrical Equipment)	742,600	5,605
			23,908
	Mexico—3.7%
	Grupo Aeroportuario del Pacifico SAB de CV (Transportation Infrastructure)	122,200	1,921
	Grupo Financiero Banorte SAB de CV (Banks)	256,100	1,993
	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,071,000	3,658
			7,572
Issuer	Shares	Value
Common Stocks—(continued)
Emerging Latin America—(continued)
Peru—1.0%
Credicorp Ltd.† (Banks)	12,553	$2,025
Emerging Europe, Mid-East, Africa—4.9%
Saudi Arabia—2.1%
Saudi Arabian Oil Co. (Oil, Gas & Consumable Fuels)	587,770	4,340
South Africa—2.1%
Capitec Bank Holdings Ltd. (Banks)	16,792	2,426
Clicks Group Ltd. (Food & Staples Retailing)	103,452	1,958
		4,384
United Arab Emirates—0.7%
Abu Dhabi National Oil Co. for Distribution PJSC (Specialty Retail)	1,446,267	1,335
Total Common Stocks—111.7% (cost $184,645)		227,456
Total Investments—111.7% (cost $184,645)		227,456
Liabilities, plus cash and other assets—(11.7)%		(23,837)
Net Assets—100.0%		$203,619

ADR	American Depositary Deposit

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$222,658	$4,798	$—	$227,456
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Emerging Asia—84.0%
	China—16.0%
	Airtac International Group (Machinery)	201,852	$6,147
	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	202,000	1,940
	Beijing Roborock Technology Co. Ltd. (Household Durables)	46,416	2,496
	Dong-E-E-Jiao Co. Ltd. (Pharmaceuticals)	237,500	2,037
	Eastroc Beverage Group Co. Ltd. (Beverages)	93,000	2,748
	Fuyao Glass Industry Group Co. Ltd (Auto Components)	550,200	3,610
	Henan Pinggao Electric Co. Ltd. (Electrical Equipment)	1,155,600	3,079
	Hisense Home Appliances Group Co. Ltd. (Household Durables)	512,300	2,262
	Huaming Power Equipment Co. Ltd. (Machinery)	846,100	2,578
	Huaneng Lancang River Hydropower, Inc. (Independent Power and Renewable Electricity Producers)	2,673,100	3,947
	Kweichow Moutai Co. Ltd. (Beverages)	19,974	4,015
*	Meituan (Hotels, Restaurants & Leisure)	499,800	7,111
	NetEase, Inc. (Entertainment)	448,300	8,559
*	PDD Holdings, Inc.—ADR (Multiline Retail)	97,755	12,997
	Proya Cosmetics Co. Ltd. (Personal Products)	209,488	3,185
	Shanghai BOCHU Electronic Technology Corp. Ltd. (Electronic Equipment, Instruments & Components)	85,050	2,150
	Sieyuan Electric Co. Ltd. (Electrical Equipment)	502,700	4,607
	Tencent Holdings Ltd. (Interactive Media & Services)	792,860	37,810
*	Trip.com Group Ltd. (Hotels, Restaurants & Leisure)	179,350	8,603
	Weichai Power Co. Ltd. (Machinery)	1,706,000	3,264
	Yutong Bus Co. Ltd. (Machinery)	1,035,500	3,660
	Zhongji Innolight Co. Ltd. (Communications Equipment)	184,700	3,488
			130,293
	India—31.4%
	ABB India Ltd. (Electrical Equipment)	98,523	10,044
	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	67,279	4,993
	Astral Ltd. (Building Products)	84,595	2,424
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
	Bharat Electronics Ltd. (Aerospace & Defense)	3,199,176	$11,868
	Bharti Airtel Ltd. (Wireless Telecommunication Services)	465,166	8,083
	Central Depository Services India Ltd. (Capital Markets)	104,745	3,024
	CG Power & Industrial Solutions Ltd. (Electrical Equipment)	356,969	3,013
	Cholamandalam Investment & Finance Co. Ltd. (Consumer Finance)	142,197	2,420
	Computer Age Management Services Ltd. (Professional Services)	45,725	1,974
	Cummins India Ltd. (Machinery)	109,001	5,179
	Dixon Technologies India Ltd. (Household Durables)	60,515	8,684
*	GMR Airports Infrastructure Ltd. (Transportation Infrastructure)	2,824,267	3,265
*	Godrej Properties Ltd. (Real Estate Management & Development)	113,009	4,334
	HDFC Asset Management Co. Ltd. (Capital Markets)	62,507	2,998
	Hindustan Aeronautics Ltd. (Aerospace & Defense)	139,507	8,813
	ICICI Bank Ltd. (Banks)	421,091	6,046
	Indian Hotels Co. Ltd. (Hotels, Restaurants & Leisure)	1,030,757	7,701
*	InterGlobe Aviation Ltd. (Airlines)	117,732	5,979
	Jindal Stainless Ltd. (Metals & Mining)	290,430	2,866
*	Kaynes Technology India Ltd. (Electronic Equipment, Instruments & Components)	68,755	3,176
	KEI Industries Ltd. (Electrical Equipment)	97,521	5,159
	KPIT Technologies Ltd. (Software)	160,478	3,147
	Larsen & Toubro Ltd. (Construction & Engineering)	95,942	4,080
	Macrotech Developers Ltd. (Real Estate Management & Development)	270,576	4,848
	Mahindra & Mahindra Ltd. (Automobiles)	279,977	9,624
*	MakeMyTrip Ltd.† (Hotels, Restaurants & Leisure)	46,460	3,907
	Max Healthcare Institute Ltd. (Health Care Providers & Services)	431,930	4,889
	Motherson Sumi Wiring India Ltd. (Auto Components)	2,358,221	2,119
	Nestle India Ltd. (Food Products)	126,343	3,864
	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	2,779,858	12,651
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
	Oberoi Realty Ltd. (Real Estate Management & Development)	115,194	$2,438
	Phoenix Mills Ltd. (Real Estate Management & Development)	104,870	4,496
	Pidilite Industries Ltd. (Chemicals)	57,719	2,187
	REC Ltd. (Diversified Financial Services)	542,184	3,420
	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	549,765	20,624
	Siemens Ltd. (Industrial Conglomerates)	68,798	6,361
	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	318,402	5,803
	Tata Consultancy Services Ltd. (IT Services)	59,578	2,791
	Tata Consumer Products Ltd. (Food Products)	237,854	3,132
	Tata Motors Ltd. (Automobiles)	507,703	6,023
	Titagarh Rail System Ltd. (Machinery)	216,808	4,828
	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	68,496	2,795
	Trent Ltd. (Specialty Retail)	143,421	9,417
	TVS Motor Co. Ltd. (Automobiles)	107,221	3,035
	UNO Minda Ltd. (Auto Components)	282,248	3,696
	Varun Beverages Ltd. (Beverages)	589,421	11,500
*	Zomato Ltd. (Hotels, Restaurants & Leisure)	1,237,309	2,965
			256,683
	Indonesia—3.9%
	Bank Central Asia Tbk. PT (Banks)	33,389,995	20,238
	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	37,522,251	10,541
	Mitra Adiperkasa Tbk. PT (Multiline Retail)	13,591,200	1,224
			32,003
	Philippines—1.1%
	BDO Unibank, Inc. (Banks)	1,913,124	4,185
	International Container Terminal Services, Inc. (Transportation Infrastructure)	747,780	4,463
			8,648
	South Korea—10.7%
	Hanwha Aerospace Co. Ltd. (Aerospace & Defense)	29,744	5,391
	HD Hyundai Electric Co. Ltd. (Electrical Equipment)	33,827	7,618
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	South Korea—(continued)
*	Samsung Biologics Co. Ltd. (Life Sciences Tools & Services)	3,106	$1,641
	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	608,545	36,031
	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	214,875	36,918
			87,599
	Taiwan—20.2%
	Accton Technology Corp. (Communications Equipment)	247,000	4,226
	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	31,000	2,346
	Asia Vital Components Co. Ltd. (Technology Hardware, Storage & Peripherals)	145,000	3,419
	ASMedia Technology, Inc. (Semiconductors & Semiconductor Equipment)	49,000	3,383
	ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	45,300	6,758
	Elite Material Co. Ltd. (Electronic Equipment, Instruments & Components)	293,000	4,290
*	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	60,000	4,753
	Fortune Electric Co. Ltd. (Electrical Equipment)	120,000	3,495
	Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	129,132	6,488
	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	366,000	15,795
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	522,000	15,543
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & Semiconductor Equipment)	466,968	81,164
	Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	500,000	3,368
	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	466,000	2,586
	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	90,000	7,338
			164,952
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	Thailand—0.7%
	Bangkok Dusit Medical Services PCL (Health Care Providers & Services)	4,655,300	$3,393
	Bumrungrad Hospital PCL (Health Care Providers & Services)	350,000	2,356
			5,749
	Emerging Latin America—9.4%
	Brazil—5.6%
	Banco BTG Pactual SA (Capital Markets)	752,600	4,162
	Itau Unibanco Holding SA.—ADR (Banks)	1,373,806	8,023
*	MercadoLibre, Inc. (Multiline Retail)	12,447	20,455
*	NU Holdings Ltd.† (Banks)	529,117	6,820
	Raia Drogasil SA (Food & Staples Retailing)	721,088	3,313
	WEG SA (Electrical Equipment)	346,141	2,612
			45,385
	Mexico—3.8%
	Alsea SAB de CV (Hotels, Restaurants & Leisure)	588,900	2,047
	Arca Continental SAB de CV (Beverages)	338,500	3,329
*	BBB Foods, Inc. † (Food & Staples Retailing)	101,056	2,411
	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	745,700	2,235
	Corp. Inmobiliaria Vesta SAB de CV—ADR (Real Estate Management & Development)	19,530	586
	Fomento Economico Mexicano SAB de CV—ADR (Beverages)	80,897	8,709
	Grupo Financiero Banorte SAB de CV (Banks)	712,700	5,546
	Prologis Property Mexico SA de CV REIT (Industrial REITs)	899,004	2,931
	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	934,000	3,190
			30,984
	Emerging Europe, Mid-East, Africa—7.1%
	Greece—0.7%
*	Eurobank Ergasias Services & Holdings SA (Banks)	2,606,452	5,641
	Kazakhstan—0.5%
	Kaspi.KZ JSC—ADR (Consumer Finance)	29,545	3,812
Issuer	Shares	Value
Common Stocks—(continued)
Emerging Europe, Mid-East, Africa—(continued)
Saudi Arabia—2.5%
Aldrees Petroleum & Transport Services Co. (Oil, Gas & Consumable Fuels)	74,351	$2,422
Alinma Bank (Banks)	235,211	1,950
Bupa Arabia for Cooperative Insurance Co. (Insurance)	41,522	2,845
Dr Sulaiman Al Habib Medical Services Group Co. (Health Care Providers & Services)	34,555	2,658
Elm Co. (IT Services)	12,177	2,782
Leejam Sports Co. JSC (Hotels, Restaurants & Leisure)	55,583	3,357
Riyadh Cables Group Co. (Electrical Equipment)	85,842	2,307
Saudia Dairy & Foodstuff Co. (Food Products)	19,284	1,801
		20,122
South Africa—1.8%
Bid Corp. Ltd. (Food & Staples Retailing)	94,199	2,200
Bidvest Group Ltd. (Industrial Conglomerates)	185,969	2,907
Capitec Bank Holdings Ltd. (Banks)	29,233	4,224
Clicks Group Ltd. (Food & Staples Retailing)	155,097	2,936
Shoprite Holdings Ltd. (Food & Staples Retailing)	180,739	2,822
		15,089
Turkey—0.8%
BIM Birlesik Magazalar AS (Food & Staples Retailing)	403,251	6,730
United Arab Emirates—0.8%
Emaar Properties PJSC (Real Estate Management & Development)	1,901,638	4,245
Salik Co. PJSC (Transportation Infrastructure)	2,729,653	2,497
		6,742
Total Common Stocks—100.5% (cost $583,354)		820,432
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value
Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $2,525, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $2,575	$2,525	$2,525
Total Repurchase Agreements—0.3% (cost $2,525)		2,525
Total Investments—100.8% (cost $585,879)		822,957
Liabilities, plus cash and other assets—(0.8)%		(6,199)
Net Assets—100.0%		$816,758

ADR	American Depositary Deposit
REIT	Real Estate Investment Trust

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$814,683	$5,749	$—	$820,432
Repurchase Agreements	—	2,525	—	2,525
Total Investments in Securities	$814,683	$8,274	$—	$822,957
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets ex China Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Emerging Asia—77.0%
	India—34.4%
	ABB India Ltd. (Electrical Equipment)	4,109	$419
	Apar Industries Ltd. (Industrial Conglomerates)	1,559	159
	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	1,822	135
	Bajaj Finance Ltd. (Consumer Finance)	1,712	146
	Bharat Electronics Ltd. (Aerospace & Defense)	93,786	348
	Bharti Airtel Ltd. (Wireless Telecommunication Services)	14,078	245
	Central Depository Services India Ltd. (Capital Markets)	3,308	95
	Cholamandalam Investment & Finance Co. Ltd. (Consumer Finance)	5,894	100
	Computer Age Management Services Ltd. (Professional Services)	2,037	88
	Cummins India Ltd. (Machinery)	6,514	309
	Dixon Technologies India Ltd. (Household Durables)	2,489	357
*	Ethos Ltd. (Specialty Retail)	2,438	82
	HDFC Asset Management Co. Ltd. (Capital Markets)	2,508	120
	HDFC Bank Ltd. (Banks)	9,772	197
	Hindustan Aeronautics Ltd. (Aerospace & Defense)	4,798	303
	Indian Hotels Co. Ltd. (Hotels, Restaurants & Leisure)	34,477	258
*	InterGlobe Aviation Ltd. (Airlines)	4,473	227
	Jindal Stainless Ltd. (Metals & Mining)	22,561	223
*	Kaynes Technology India Ltd. (Electronic Equipment, Instruments & Components)	4,752	220
	KEI Industries Ltd. (Electrical Equipment)	3,634	192
	KPIT Technologies Ltd. (Software)	6,772	133
	Larsen & Toubro Ltd. (Construction & Engineering)	4,675	199
	Macrotech Developers Ltd. (Real Estate Management & Development)	11,701	210
	Mahindra & Mahindra Ltd. (Automobiles)	7,930	273
*	MakeMyTrip Ltd.† (Hotels, Restaurants & Leisure)	2,261	190
	Max Healthcare Institute Ltd. (Health Care Providers & Services)	15,042	170
	Nestle India Ltd. (Food Products)	2,524	77
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	65,119	$296
	Oberoi Realty Ltd. (Real Estate Management & Development)	5,798	123
	Phoenix Mills Ltd. (Real Estate Management & Development)	3,921	168
	REC Ltd. (Diversified Financial Services)	21,356	135
	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	7,742	290
	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	6,215	113
	Tata Consultancy Services Ltd. (IT Services)	4,513	211
	Tata Motors Ltd. (Automobiles)	17,873	212
	Titagarh Rail System Ltd. (Machinery)	10,237	228
	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	2,933	120
	Trent Ltd. (Specialty Retail)	6,519	428
	Triveni Turbine Ltd. (Electrical Equipment)	15,687	117
	UNO Minda Ltd. (Auto Components)	10,232	134
	Varun Beverages Ltd. (Beverages)	17,457	341
	Voltamp Transformers Ltd. (Electrical Equipment)	884	118
*	Zomato Ltd. (Hotels, Restaurants & Leisure)	79,537	191
			8,700
	Indonesia—3.0%
	Bank Central Asia Tbk. PT (Banks)	765,900	464
	Bank Mandiri Persero Tbk. PT (Banks)	314,900	118
	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	300,600	85
	Mitra Adiperkasa Tbk. PT (Multiline Retail)	1,123,700	101
			768
	Malaysia—0.3%
	YTL Power International Bhd. (Multi-Utilities)	87,800	90
	Philippines—1.4%
	BDO Unibank, Inc. (Banks)	65,108	143
	International Container Terminal Services, Inc. (Transportation Infrastructure)	34,050	203
			346
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets ex China Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	South Korea—10.8%
	Hanwha Aerospace Co. Ltd. (Aerospace & Defense)	1,176	$213
	HD Hyundai Electric Co. Ltd. (Electrical Equipment)	1,685	380
	LEENO Industrial, Inc. (Semiconductors & Semiconductor Equipment)	596	102
	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	18,319	1,085
	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	5,532	950
			2,730
	Taiwan—26.2%
	Accton Technology Corp. (Communications Equipment)	9,000	154
	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	2,500	189
	Asia Vital Components Co. Ltd. (Technology Hardware, Storage & Peripherals)	9,000	212
	ASMedia Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,000	138
	ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,100	164
	Elite Material Co. Ltd. (Electronic Equipment, Instruments & Components)	11,000	161
*	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,300	182
	Fortune Electric Co. Ltd. (Electrical Equipment)	8,000	233
	Fositek Corp. (Electronic Equipment, Instruments & Components)	5,000	117
	Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	5,103	257
	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	12,000	518
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	130,000	3,871
	Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	18,400	124
	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	4,000	326
			6,646
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	Thailand—0.9%
	Bangkok Dusit Medical Services PCL (Health Care Providers & Services)	117,100	$85
	Bumrungrad Hospital PCL (Health Care Providers & Services)	20,200	136
			221
	Emerging Europe, Mid-East, Africa—11.5%
	Greece—1.1%
*	Eurobank Ergasias Services & Holdings SA (Banks)	77,716	168
*	Piraeus Financial Holdings SA (Banks)	29,100	106
			274
	Kazakhstan—0.6%
	Kaspi.KZ JSC—ADR (Consumer Finance)	1,141	147
	Poland—0.4%
	Benefit Systems SA (Professional Services)	152	110
	Saudi Arabia—6.3%
	Aldrees Petroleum & Transport Services Co. (Oil, Gas & Consumable Fuels)	3,230	105
*	Arabian Contracting Services Co. (Media)	1,849	112
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	1,899	130
	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care Providers & Services)	2,182	168
	Elm Co. (IT Services)	664	152
	Leejam Sports Co. JSC (Hotels, Restaurants & Leisure)	3,195	193
	National Co. for Learning & Education (Diversified Consumer Services)	2,832	121
	National Medical Care Co. (Health Care Providers & Services)	2,131	123
	Retal Urban Development Co. (Real Estate Management & Development)	39,597	118
	Riyadh Cables Group Co. (Electrical Equipment)	4,586	123
	Saudia Dairy & Foodstuff Co. (Food Products)	1,657	155
*	Savola Group (Food Products)	7,300	91
			1,591
	South Africa—1.0%
	Capitec Bank Holdings Ltd. (Banks)	901	130
	Clicks Group Ltd. (Food & Staples Retailing)	6,639	126
			256
	Turkey—0.9%
	BIM Birlesik Magazalar AS (Food & Staples Retailing)	13,613	227
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets ex China Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—1.2%
	Emaar Properties PJSC (Real Estate Management & Development)	73,428	$164
	Salik Co. PJSC (Transportation Infrastructure)	146,735	134
			298
	Emerging Latin America—10.3%
	Brazil—6.4%
	Banco BTG Pactual SA (Capital Markets)	28,100	155
	Caixa Seguridade Participacoes SA (Insurance)	34,400	88
	Cury Construtora e Incorporadora SA (Household Durables)	32,500	120
	Itau Unibanco Holding SA.—ADR (Banks)	39,652	232
*	MercadoLibre, Inc. (Multiline Retail)	387	636
*	NU Holdings Ltd.† (Banks)	14,915	192
	Raia Drogasil SA (Food & Staples Retailing)	20,916	96
	WEG SA (Electrical Equipment)	14,500	109
			1,628
	Mexico—3.9%
	Alsea SAB de CV (Hotels, Restaurants & Leisure)	39,600	138
*	BBB Foods, Inc. † (Food & Staples Retailing)	4,033	96
	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	68,900	207
Issuer	Shares or Principal Amount	Value
Common Stocks—(continued)
Emerging Latin America—(continued)
Mexico—(continued)
Fomento Economico Mexicano SAB de CV—ADR (Beverages)	1,532	$165
Grupo Financiero Banorte SAB de CV (Banks)	15,800	123
Qualitas Controladora SAB de CV (Insurance)	14,400	146
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	28,100	96
		971
Total Common Stocks—98.8% (cost $18,007)		25,003

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $559, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $570	$559	559
Total Repurchase Agreements—2.2% (cost $559)		559
Total Investments—101.0% (cost $18,566)		25,562
Liabilities, plus cash and other assets—(1.0)%		(252)
Net Assets—100.0%		$25,310

ADR	American Depositary Deposit

*	Non-income producing security.
†	U.S. listed foreign security
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$24,782	$221	$—	$25,003
Repurchase Agreements	—	559	—	559
Total Investments in Securities	$24,782	$780	$—	$25,562
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Emerging Asia—81.5%
	China—13.2%
	Anhui Heli Co. Ltd. (Machinery)	1,000,541	$2,966
	Beijing Roborock Technology Co. Ltd. (Household Durables)	70,670	3,800
	Eastroc Beverage Group Co. Ltd. (Beverages)	151,652	4,482
	Giant Biogene Holding Co. Ltd. (Personal Products)	557,400	3,273
	Henan Pinggao Electric Co. Ltd. (Electrical Equipment)	2,143,816	5,712
	Hexing Electrical Co. Ltd. (Electronic Equipment, Instruments & Components)	405,900	2,604
	HLA Group Corp. Ltd. (Specialty Retail)	4,790,071	6,063
	Huaming Power Equipment Co. Ltd. (Machinery)	2,129,850	6,488
	Huaneng Lancang River Hydropower, Inc. (Independent Power and Renewable Electricity Producers)	1,886,512	2,786
	MINISO Group Holding Ltd.—ADR (Multiline Retail)	21,304	406
	Pop Mart International Group Ltd. (Specialty Retail)	379,000	1,856
	Proya Cosmetics Co. Ltd. (Personal Products)	159,788	2,429
	Shanghai BOCHU Electronic Technology Corp. Ltd. (Electronic Equipment, Instruments & Components)	38,879	983
	Sieyuan Electric Co. Ltd. (Electrical Equipment)	297,000	2,722
	Xuji Electric Co. Ltd. (Electrical Equipment)	1,020,200	4,809
	Yutong Bus Co. Ltd. (Machinery)	686,000	2,424
			53,803
	India—43.6%
	360 ONE WAM Ltd. (Capital Markets)	206,828	2,443
	ABB India Ltd. (Electrical Equipment)	87,970	8,968
*	Amber Enterprises India Ltd. (Household Durables)	14,135	764
	Apar Industries Ltd. (Industrial Conglomerates)	43,423	4,416
	Astra Microwave Products Ltd. (Communications Equipment)	176,858	2,015
	Astral Ltd. (Building Products)	115,940	3,323
*	Azad Engineering Ltd. (Machinery)	95,955	2,195
*	Bharti Hexacom Ltd. (Wireless Telecommunication Services)	170,166	2,304
	Bikaji Foods International Ltd. (Food Products)	332,051	2,847
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
	Blue Star Ltd. (Building Products)	206,501	$4,049
	CG Power & Industrial Solutions Ltd. (Electrical Equipment)	651,008	5,495
*	Chalet Hotels Ltd. (Hotels, Restaurants & Leisure)	183,540	1,761
	Cholamandalam Investment & Finance Co. Ltd. (Consumer Finance)	24,406	415
*	Cyient DLM Ltd. (Electronic Equipment, Instruments & Components)	223,209	1,986
	Data Patterns India Ltd. (Aerospace & Defense)	81,871	2,945
	Dixon Technologies India Ltd. (Household Durables)	78,313	11,239
	Escorts Kubota Ltd. (Machinery)	56,855	2,831
*	Ethos Ltd. (Specialty Retail)	49,452	1,672
*	GMR Airports Infrastructure Ltd. (Transportation Infrastructure)	1,817,649	2,101
*	Godrej Properties Ltd. (Real Estate Management & Development)	178,004	6,827
	JB Chemicals & Pharmaceuticals Ltd. (Pharmaceuticals)	139,100	2,929
	Jindal Stainless Ltd. (Metals & Mining)	532,526	5,255
	Kalyan Jewellers India Ltd. (Textiles, Apparel & Luxury Goods)	263,749	1,591
	Karur Vysya Bank Ltd. (Banks)	962,814	2,390
*	Kaynes Technology India Ltd. (Electronic Equipment, Instruments & Components)	96,586	4,462
	KEI Industries Ltd. (Electrical Equipment)	211,981	11,213
	KPIT Technologies Ltd. (Software)	115,903	2,273
	KSB Ltd. (Machinery)	23,914	1,337
*	Lemon Tree Hotels Ltd. (Hotels, Restaurants & Leisure)	1,618,581	2,805
	Linde India Ltd. (Chemicals)	14,889	1,482
	Macrotech Developers Ltd. (Real Estate Management & Development)	358,061	6,415
*	MakeMyTrip Ltd.† (Hotels, Restaurants & Leisure)	42,878	3,606
*	Mankind Pharma Ltd. (Pharmaceuticals)	73,367	1,870
	Max Healthcare Institute Ltd. (Health Care Providers & Services)	209,340	2,369
	Narayana Hrudayalaya Ltd. (Health Care Providers & Services)	71,884	1,040
	Newgen Software Technologies Ltd. (Software)	158,121	1,844
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	India—(continued)
*	Nuvama Wealth Management Ltd. (Capital Markets)	21,074	$1,248
	Oberoi Realty Ltd. (Real Estate Management & Development)	101,095	2,140
*	PG Electroplast Ltd. (Electronic Equipment, Instruments & Components)	82,765	3,563
	Phoenix Mills Ltd. (Real Estate Management & Development)	102,176	4,380
	Prestige Estates Projects Ltd. (Real Estate Management & Development)	133,932	3,036
*	Rainbow Children's Medicare Ltd. (Health Care Providers & Services)	73,718	1,108
	Ramkrishna Forgings Ltd. (Metals & Mining)	385,198	4,120
	Schaeffler India Ltd. (Machinery)	28,979	1,630
	Shakti Pumps India Ltd. (Machinery)	6,555	288
*	Solar Industries India Ltd. (Chemicals)	21,059	2,516
*	Sterling & Wilson Renewable (Construction & Engineering)	173,973	1,495
*	Tbo Tek Ltd. (Hotels, Restaurants & Leisure)	64,585	1,483
	Tega Industries Ltd. (Machinery)	41,051	802
	Titagarh Rail System Ltd. (Machinery)	266,953	5,945
	Transformers & Rectifiers India Ltd. (Electrical Equipment)	315,679	2,760
	Triveni Turbine Ltd. (Electrical Equipment)	473,629	3,521
	UNO Minda Ltd. (Auto Components)	189,602	2,483
	Varun Beverages Ltd. (Beverages)	282,142	5,505
	Venus Pipes & Tubes Ltd. (Metals & Mining)	118,711	2,920
	Voltamp Transformers Ltd. (Electrical Equipment)	28,146	3,745
			178,165
	Indonesia—1.7%
	Bank Syariah Indonesia Tbk. PT (Banks)	26,354,900	4,217
	Map Aktif Adiperkasa PT (Specialty Retail)	20,766,200	989
	Mitra Adiperkasa Tbk. PT (Multiline Retail)	17,209,700	1,550
			6,756
	Malaysia—3.1%
	Frontken Corp. Bhd. (Commercial Services & Supplies)	1,656,400	1,566
	Gamuda Bhd. (Construction & Engineering)	2,460,500	3,432
Issuer	Shares	Value
Common Stocks—(continued)
Emerging Asia—(continued)
Malaysia—(continued)
Tenaga Nasional Bhd. (Electric Utilities)	667,100	$1,948
YTL Power International Bhd. (Multi-Utilities)	5,555,000	5,676
		12,622
Philippines—0.9%
International Container Terminal Services, Inc. (Transportation Infrastructure)	599,480	3,578
South Korea—4.1%
Classys, Inc. (Health Care Equipment & Supplies)	53,650	1,980
Cosmax, Inc. (Personal Products)	41,071	5,806
Hanwha Aerospace Co. Ltd. (Aerospace & Defense)	6,817	1,236
HD Hyundai Electric Co. Ltd. (Electrical Equipment)	13,946	3,141
HPSP Co. Ltd. (Semiconductors & Semiconductor Equipment)	14,468	411
LEENO Industrial, Inc. (Semiconductors & Semiconductor Equipment)	24,749	4,225
		16,799
Taiwan—14.3%
Asia Vital Components Co. Ltd. (Technology Hardware, Storage & Peripherals)	311,000	7,334
ASMedia Technology, Inc. (Semiconductors & Semiconductor Equipment)	78,000	5,386
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	54,000	8,057
AURAS Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	89,000	2,214
Elite Material Co. Ltd. (Electronic Equipment, Instruments & Components)	216,000	3,163
Fortune Electric Co. Ltd. (Electrical Equipment)	149,000	4,340
Fositek Corp. (Electronic Equipment, Instruments & Components)	10,000	234
Jentech Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	93,000	3,440
Kaori Heat Treatment Co. Ltd. (Machinery)	181,000	2,689
Kinik Co. (Machinery)	264,000	2,669
Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	154,669	7,771
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	Taiwan—(continued)
	Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	301,000	$2,027
	Voltronic Power Technology Corp. (Electrical Equipment)	9,507	564
	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	104,000	8,479
			58,367
	Thailand—0.3%
	Ichitan Group PCL (Food Products)	2,845,100	1,349
	Vietnam—0.3%
*	Hoa Phat Group JSC (Metals & Mining)	1,164,470	1,295
	Emerging Europe, Mid-East, Africa—11.0%
	Greece—0.6%
	JUMBO SA (Specialty Retail)	85,169	2,452
	Kazakhstan—1.1%
	Kaspi.KZ JSC—ADR (Consumer Finance)	34,833	4,494
	Lithuania—0.6%
	Baltic Classifieds Group PLC (Interactive Media & Services)	750,628	2,277
	Poland—1.6%
	Alior Bank SA (Banks)	136,589	3,473
	Benefit Systems SA (Professional Services)	4,268	3,074
			6,547
	Saudi Arabia—6.2%
*	AlKhorayef Water & Power Technologies Co. (Water Utilities)	38,331	1,980
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	34,263	2,347
	East Pipes Integrated Co. for Industry (Metals & Mining)	52,203	2,265
	Leejam Sports Co. JSC (Hotels, Restaurants & Leisure)	64,008	3,866
*	National Agriculture Development Co. (Food Products)	208,163	1,767
	National Co. for Learning & Education (Diversified Consumer Services)	36,332	1,548
	National Medical Care Co. (Health Care Providers & Services)	50,572	2,928
	Riyadh Cables Group Co. (Electrical Equipment)	171,298	4,603
	Saudia Dairy & Foodstuff Co. (Food Products)	40,891	3,819
			25,123
	South Africa—0.3%
	Truworths International Ltd. (Specialty Retail)	278,378	1,427
	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—0.6%
	Salik Co. PJSC (Transportation Infrastructure)	2,832,441	$2,591
	Emerging Latin America—8.3%
	Argentina—0.8%
*	Grupo Financiero Galicia SA—ADR (Banks)	103,192	3,154
	Brazil—2.8%
	Cury Construtora e Incorporadora SA (Household Durables)	1,295,400	4,774
	Direcional Engenharia SA (Household Durables)	659,700	3,138
	Inter & Co., Inc. (Banks)	443,971	2,708
	Smartfit Escola de Ginastica e Danca SA (Hotels, Restaurants & Leisure)	254,400	983
			11,603
	Mexico—4.7%
	Alsea SAB de CV (Hotels, Restaurants & Leisure)	777,500	2,703
*	BBB Foods, Inc. † (Food & Staples Retailing)	209,418	4,997
	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	954,300	2,860
	Gentera SAB de CV (Consumer Finance)	317,300	393
	Prologis Property Mexico SA de CV REIT (Industrial REITs)	609,223	1,986
	Qualitas Controladora SAB de CV (Insurance)	195,100	1,983
*	Vista Energy SAB de CV—ADR (Oil, Gas & Consumable Fuels)	90,495	4,116
			19,038
	Total Common Stocks—100.8% (cost $316,245)		411,440

Repurchase Agreements
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $4,202, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/27, valued at $4,286	$4,202	4,202
Total Repurchase Agreements—1.0% (cost $4,202)		4,202
Total Investments—101.8% (cost $320,447)		415,642
Liabilities, plus cash and other assets—(1.8)%		(7,216)
Net Assets—100.0%		$408,426

ADR	American Depositary Deposit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security.
†	U.S. listed foreign security
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Small Cap Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$410,091	$1,349	$—	$411,440
Repurchase Agreements	—	4,202	—	4,202
Total Investments in Securities	$410,091	$5,551	$—	$415,642
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

China Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Emerging Asia—97.7%
	China—97.7%
	Agricultural Bank of China Ltd. (Banks)	43,500	$26
	Aier Eye Hospital Group Co. Ltd. (Health Care Providers & Services)	10,548	15
	Airtac International Group (Machinery)	1,500	46
	Alibaba Group Holding Ltd. (Multiline Retail)	3,900	35
	Bank of Chengdu Co. Ltd. (Banks)	11,400	24
	Bank of Ningbo Co. Ltd. (Banks)	6,790	21
	Beijing Kingsoft Office Software, Inc. (Software)	345	11
	Beijing Roborock Technology Co. Ltd. (Household Durables)	564	30
	China Merchants Bank Co. Ltd. (Banks)	8,000	36
	Contemporary Amperex Technology Co. Ltd. (Electrical Equipment)	2,140	53
	Dong-E-E-Jiao Co. Ltd. (Pharmaceuticals)	2,400	21
	Eastroc Beverage Group Co. Ltd. (Beverages)	1,000	30
	Fuyao Glass Industry Group Co. Ltd. (Auto Components)	8,000	46
	Giant Biogene Holding Co. Ltd. (Personal Products)	5,000	29
	Henan Pinggao Electric Co. Ltd. (Electrical Equipment)	8,000	21
	Hisense Home Appliances Group Co. Ltd. (Household Durables)	14,000	46
	HLA Group Corp. Ltd. (Specialty Retail)	10,500	13
	Huaming Power Equipment Co. Ltd. (Machinery)	15,300	47
	Huaneng Lancang River Hydropower, Inc. (Independent Power and Renewable Electricity Producers)	55,700	82
	Inner Mongolia Yili Industrial Group Co. Ltd. (Food Products)	3,700	13
	Jiangsu Hengli Hydraulic Co. Ltd. (Machinery)	1,700	11
*	Kuaishou Technology (Interactive Media & Services)	2,200	13
	Kweichow Moutai Co. Ltd. (Beverages)	460	92
	Maxscend Microelectronics Co. Ltd. (Electronic Equipment, Instruments & Components)	1,200	13
*	Meituan (Hotels, Restaurants & Leisure)	3,110	44
	Midea Group Co. Ltd. (Household Durables)	3,700	33
	MINISO Group Holding Ltd. (Multiline Retail)	3,000	14
	Issuer	Shares	Value
	Common Stocks—(continued)
	Emerging Asia—(continued)
	China—(continued)
	NAURA Technology Group Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,700	$75
	NetEase, Inc. (Entertainment)	6,000	115
*	PDD Holdings, Inc.—ADR (Multiline Retail)	655	87
	Proya Cosmetics Co. Ltd. (Personal Products)	1,588	24
	Shanghai BOCHU Electronic Technology Corp. Ltd. (Electronic Equipment, Instruments & Components)	758	19
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	2,700	19
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Health Care Equipment & Supplies)	600	24
	Sieyuan Electric Co. Ltd. (Electrical Equipment)	1,900	17
	Tencent Holdings Ltd. (Interactive Media & Services)	4,300	205
*	Trip.com Group Ltd. (Hotels, Restaurants & Leisure)	650	31
	Weichai Power Co. Ltd. (Machinery)	30,000	57
	Will Semiconductor Co. Ltd. Shanghai (Semiconductors & Semiconductor Equipment)	1,600	22
*	Wuliangye Yibin Co. Ltd. (Beverages)	2,000	35
	WUS Printed Circuit Kunshan Co. Ltd. (Electronic Equipment, Instruments & Components)	6,500	33
	Yutong Bus Co. Ltd. (Machinery)	13,200	47
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	600	17
	Zhejiang Dingli Machinery Co. Ltd. (Machinery)	2,100	17
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,100	16
	Zhongji Innolight Co. Ltd. (Communications Equipment)	2,520	48
			1,773
	Total Investments—97.7% (cost $1,750)		1,773
	Cash and other assets, less liabilities—2.3%		42
	Net Assets—100.0%		$1,815

ADR	American Depositary Deposit

*	Non-income producing security.
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

China Growth Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,773	$—	$—	$1,773
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Debt Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount		Value
Foreign Government Bonds—60.3%
Angola—1.3%
Angolan Government International Bond,
8.750%, due 4/14/32		$200	$177
9.125%, due 11/26/49		400	328
9.500%, due 11/12/25		200	203
			708
Argentina—2.3%
Argentine Government International Bond,
0.000%, due 12/15/35(a)	EUR	1,000	67
0.750%, due 7/9/30(a)		$920	516
1.000%, due 7/9/29		150	86
3.625%, due 7/9/46(a)		745	325
3.750%, due 1/9/38(a)	EUR	320	144
4.250%, due 1/9/38(a)		$240	110
			1,248
Bahamas—0.3%
Bahamas Government International Bond, 6.000%, due 11/21/28		200	175
Bahrain—1.5%
Bahrain Government International Bond,
5.250%, due 1/25/33		400	357
6.250%, due 1/25/51		300	248
7.000%, due 1/26/26		200	202
			807
Barbados—0.3%
Barbados Government International Bond, 6.500%, due 10/1/29		200	189
Benin—0.4%
Benin Government International Bond, 6.875%, due 1/19/52	EUR	250	211
Bermuda—0.6%
Bermuda Government International Bond, 3.375%, due 8/20/50		$460	313
Bolivia—0.2%
Bolivia Government International Bond, 7.500%, due 3/2/30		200	114
Brazil—1.1%
Brazil Government International Bond, 4.750%, due 1/14/50		280	200
Brazil Letras do Tesouro Nacional, 0.000%, due 1/1/30	BRL	1,000	94
Brazil Notas do Tesouro Nacional Serie F,
10.000%, due 1/1/31		500	80
10.000%, due 1/1/33		1,610	254
			628
Chile—0.5%
Chile Government International Bond, 3.250%, due 9/21/71		$400	248
Colombia—2.0%
Colombia Government International Bond,
3.250%, due 4/22/32		80	61
4.125%, due 2/22/42		330	216
Issuer	Principal Amount		Value
Foreign Government Bonds—(continued)
Colombia—(continued)
4.125%, due 5/15/51		$500	$300
4.500%, due 3/15/29		550	501
			1,078
Dominican Republic—2.0%
Dominican Republic International Bond,
4.875%, due 9/23/32		430	386
5.875%, due 1/30/60		310	264
10.750%, due 6/1/36(b)	DOP	10,000	168
11.250%, due 9/15/35(b)		8,000	141
11.250%, due 9/15/35		8,000	141
			1,100
Ecuador—1.4%
Ecuador Government International Bond,
0.010%, due 7/31/30		$270	129
2.500%, due 7/31/40(a)		1,010	457
3.500%, due 7/31/35(a)		340	170
			756
Egypt—2.2%
Egypt Government International Bond,
7.300%, due 9/30/33(b)		250	197
7.500%, due 2/16/61		650	434
8.150%, due 11/20/59		200	142
8.875%, due 5/29/50		150	114
Egypt Treasury Bill, 15.513%, due 10/1/24	EGP	16,000	313
			1,200
El Salvador—0.8%
El Salvador Government International Bond,
0.250%, due 4/17/30(b)		$200	6
7.625%, due 2/1/41		400	269
9.250%, due 4/17/30(b)		200	176
			451
Gabon—0.3%
Gabon Government International Bond, 7.000%, due 11/24/31		250	189
Ghana—1.4%
Ghana Government International Bond,
0.000%, due 4/7/25(c)		350	149
7.750%, due 4/7/29(c)		500	254
8.625%, due 4/7/34(c)		400	204
8.950%, due 3/26/51(c)		375	191
			798
Guatemala—0.4%
Guatemala Government Bond, 3.700%, due 10/7/33		295	240
Honduras—0.3%
Honduras Government International Bond, 5.625%, due 6/24/30		200	170
Hungary—1.4%
Hungary Government International Bond,
3.125%, due 9/21/51		600	381
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Debt Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Issuer	Principal Amount		Value
Foreign Government Bonds—(continued)
Hungary—(continued)
6.125%, due 5/22/28		$200	$204
6.750%, due 9/25/52(b)		200	214
			799
Iraq—0.2%
Iraq International Bond, 5.800%, due 1/15/28		125	117
Ivory Coast—1.2%
Ivory Coast Government International Bond,
6.625%, due 3/22/48	EUR	400	332
6.875%, due 10/17/40		400	358
			690
Jamaica—0.7%
Jamaica Government International Bond, 9.625%, due 11/3/30	JMD	55,000	371
Lebanon—0.4%
Lebanon Government International Bond,
5.800%, due 4/14/20(c)		$798	54
6.600%, due 11/27/26(c)		800	54
6.650%, due 4/22/24(c)		268	18
6.750%, due 11/29/27(c)		526	36
6.850%, due 3/23/27(c)		600	40
8.200%, due 5/17/33(c)		600	40
			242
Mexico—1.8%
Mexico Bonos,
7.500%, due 5/26/33	MXN	5,000	235
7.750%, due 11/13/42		3,250	144
Mexico Government International Bond,
5.750%, due 10/12/10		$270	223
6.350%, due 2/9/35		400	402
			1,004
Mongolia—0.7%
Mongolia Government International Bond,
3.500%, due 7/7/27		200	180
5.125%, due 4/7/26		200	194
			374
Morocco—0.2%
Morocco Government International Bond, 4.000%, due 12/15/50		200	137
Nigeria—1.2%
Nigeria Government Bond, 19.890%, due 5/15/33	NGN	210,000	130
Nigeria Government International Bond, 8.250%, due 9/28/51		$500	384
Nigeria OMO Bill, 15.990%, due 2/25/25	NGN	250,000	142
			656
Oman—2.2%
Oman Government International Bond,
4.750%, due 6/15/26		$600	588
5.625%, due 1/17/28		400	399
6.750%, due 1/17/48		200	204
			1,191
Issuer	Principal Amount		Value
Foreign Government Bonds—(continued)
Pakistan—1.3%
Pakistan Government International Bond,
8.250%, due 9/30/25		$250	$237
8.875%, due 4/8/51		300	225
Pakistan Treasury Bill, 16.558%, due 8/22/24	PKR	76,000	265
			727
Panama—2.3%
Panama Government International Bond,
3.870%, due 7/23/60		$710	405
3.875%, due 3/17/28		250	231
4.500%, due 5/15/47		200	138
4.500%, due 4/1/56		200	130
4.500%, due 1/19/63		600	383
			1,287
Paraguay—2.2%
Paraguay Government International Bond,
2.739%, due 1/29/33		1,220	982
3.849%, due 6/28/33		300	259
			1,241
Peru—0.9%
Peruvian Government International Bond,
2.783%, due 1/23/31		200	171
3.230%, due 12/31/99		230	130
3.600%, due 1/15/72		300	193
			494
Philippines—1.5%
Philippines Government International Bond,
3.700%, due 2/2/42		700	565
6.250%, due 1/14/36	PHP	15,000	241
			806
Poland—1.1%
Poland Government International Bond, 5.500%, due 4/4/53		$600	587
Qatar—2.5%
Qatar Government International Bond, 4.400%, due 4/16/50		1,600	1,403
Romania—2.3%
Romania Government International Bond,
2.875%, due 4/13/42	EUR	100	69
5.250%, due 11/25/27		$600	589
5.625%, due 2/22/36(b)	EUR	200	209
5.625%, due 5/30/37(b)		200	207
7.625%, due 1/17/53(b)		$200	216
			1,290
Saudi Arabia—1.7%
Saudi Government International Bond,
3.450%, due 2/2/61		800	522
5.750%, due 1/16/54(b)		400	390
			912
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Debt Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Issuer	Principal Amount		Value
Foreign Government Bonds—(continued)
Senegal—1.4%
Senegal Government International Bond,
4.750%, due 3/13/28	EUR	400	$396
5.375%, due 6/8/37		500	388
			784
Serbia—0.3%
Serbia International Bond, 2.050%, due 9/23/36		200	152
South Africa—2.2%
South Africa Government International Bond,
5.750%, due 9/30/49		$800	602
5.875%, due 9/16/25		600	597
			1,199
Sri Lanka—1.2%
Sri Lanka Government International Bond,
5.750%, due 4/18/23(c)		200	113
6.350%, due 6/28/24(c)		100	57
6.850%, due 11/3/25(c)		400	236
7.550%, due 3/28/30(c)		200	114
7.850%, due 3/14/29(c)		200	118
			638
Suriname—0.6%
Suriname Government International Bond, 7.950%, due 7/15/33(b)		352	328
Trinidad and Tobago—0.7%
Trinidad and Tobago Government International Bond,
5.950%, due 1/14/31(b)		200	197
6.400%, due 6/26/34(b)		200	199
			396
Tunisia—0.7%
Tunisian Republic,
5.750%, due 1/30/25		200	190
6.375%, due 7/15/26	EUR	200	185
			375
Turkey—2.6%
Turkiye Government Bond, 0.000%, due 4/9/25	TRY	12,000	269
Turkiye Government International Bond,
4.875%, due 10/9/26		$200	193
4.875%, due 4/16/43		200	142
5.875%, due 5/21/30	EUR	200	214
7.625%, due 5/15/34		$200	201
9.375%, due 3/14/29		400	435
			1,454
Ukraine—1.5%
Ukraine Government International Bond,
6.876%, due 5/21/31(c)		300	86
7.253%, due 3/15/35(c)		500	142
7.375%, due 9/25/34(c)		600	171
7.750%, due 9/1/26(c)		350	108
7.750%, due 8/1/41(a),(c)		480	234
9.750%, due 11/1/30(c)		200	63
			804
Issuer	Principal Amount		Value
Foreign Government Bonds—(continued)
United Arab Emirates—1.0%
Abu Dhabi Government International Bond, 3.000%, due 9/15/51		$850	$571
Uruguay—0.9%
Uruguay Government International Bond, 9.750%, due 7/20/33	UYU	18,788	475
Uzbekistan—1.1%
Republic of Uzbekistan International Bond,
5.375%, due 5/29/27(b)	EUR	200	214
6.900%, due 2/28/32(b)		$400	389
			603
Venezuela—0.4%
Venezuela Government International Bond,
8.250%, due 10/13/24(c)		90	14
9.250%, due 5/7/28(c)		500	82
11.950%, due 8/5/31(c)		800	146
			242
Zambia—0.6%
Zambia Government International Bond,
0.500%, due 12/31/53		288	141
5.750%, due 6/30/33(a)		241	212
			353
Total Foreign Government Bonds—60.3% (cost $33,282)			33,325
Foreign Corporate Bonds—34.0%
Brazil—3.0%
Aegea Finance SARL, 9.000%, due 1/20/31(b)		200	207
Ambipar Lux SARL, 9.875%, due 2/6/31(b)		200	193
Brazil Minas SPE via State of Minas Gerais, 5.333%, due 2/15/28		276	272
ERO Copper Corp., 6.500%, due 2/15/30		200	193
Karoon USA Finance, Inc., 10.500%, due 5/14/29(b)		200	201
Movida Europe SA, 7.850%, due 4/11/29(b)		200	187
Petrorio Luxembourg Trading SARL, 6.125%, due 6/9/26		200	196
Trident Energy Finance PLC, 12.500%, due 11/30/29(b)		200	206
			1,655
Chile—2.4%
Cencosud SA, 5.950%, due 5/28/31(b)		200	201
Corp. Nacional del Cobre de Chile,
3.700%, due 1/30/50		200	136
3.750%, due 1/15/31		400	357
6.300%, due 9/8/53(b)		200	197
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Debt Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Issuer	Principal Amount		Value
Foreign Corporate Bonds—(continued)
Chile—(continued)
6.440%, due 1/26/36(b)		$200	$206
Latam Airlines Group SA, 13.375%, due 10/15/27		200	222
			1,319
China—1.8%
China Evergrande Group, 9.500%, due 3/29/24(c)		300	4
Huarong Finance II Co. Ltd., 4.625%, due 6/3/26		200	192
Prosus NV, 3.257%, due 1/19/27		200	187
Sinochem Offshore Capital Co. Ltd., 2.375%, due 9/23/31		500	412
Standard Chartered PLC, 5 year CMT + 3.135%, 4.300%, due 12/31/99(d),(e)		200	167
Yuzhou Group Holdings Co. Ltd., 7.850%, due 8/12/26(c)		200	11
			973
Colombia—1.3%
Banco Davivienda SA, 10 year CMT + 5.097%, 6.650%, due 4/22/31(d),(e)		200	145
Corp. Andina de Fomento, 6.770%, due 5/24/28	COP	2,000,000	416
Frontera Energy Corp., 7.875%, due 6/21/28		$220	172
			733
Costa Rica—0.8%
Instituto Costarricense de Electricidad, 6.375%, due 5/15/43		250	221
Liberty Costa Rica Senior Secured Finance, 10.875%, due 1/15/31		200	212
			433
Czech Republic—0.4%
Energo-Pro AS, 8.500%, due 2/4/27		200	200
Georgia—0.3%
Bank of Georgia JSC, 5 year USD SOFR ICE Swap Rate + 5.618%, 9.500%, due 7/16/29(b),(d),(e)		200	195
Guatemala—0.3%
Energuate Trust, 5.875%, due 5/3/27		200	193
Hungary—0.4%
Magyar Export-Import Bank Zrt, 6.125%, due 12/4/27		200	201
India—2.9%
Adani Ports & Special Economic Zone Ltd., 3.828%, due 2/2/32		200	162
Continuum Energy Levanter Pte. Ltd., 4.500%, due 2/9/27		170	169
Continuum Green Energy India Pvt/Co-Issuers, 7.500%, due 6/26/33(b)		200	198
Issuer	Principal Amount		Value
Foreign Corporate Bonds—(continued)
India—(continued)
European Bank for Reconstruction & Development, 6.300%, due 10/26/27	INR	20,000	$235
Indiabulls Housing Finance Ltd., 9.700%, due 7/3/27(b)		$200	196
International Bank for Reconstruction & Development, 6.850%, due 4/24/28	INR	20,000	238
Network i2i Ltd., 5 year CMT + 4.274%, 5.650%, due 12/31/99(d),(e)		$200	198
Shriram Finance Ltd., 6.625%, due 4/22/27(b)		200	200
			1,596
Indonesia—2.5%
Bank Negara Indonesia Persero Tbk. PT, 3.750%, due 3/30/26		200	191
Medco Maple Tree Pte. Ltd., 8.960%, due 4/27/29(b)		250	261
Pertamina Persero PT,
2.300%, due 2/9/31		200	166
3.100%, due 8/27/30		400	353
6.000%, due 5/3/42		200	201
Perusahaan Penerbit SBSN Indonesia III, 4.700%, due 6/6/32(b)		200	193
			1,365
Kazakhstan—0.7%
Development Bank of Kazakhstan JSC, 5.500%, due 4/15/27(b)		200	199
KazMunayGas National Co. JSC, 3.500%, due 4/14/33		200	164
			363
Macao—0.3%
Melco Resorts Finance Ltd., 5.625%, due 7/17/27		200	190
Malaysia—1.9%
Dua Capital Ltd., 2.780%, due 5/11/31		550	468
Petronas Capital Ltd.,
4.550%, due 4/21/50		200	171
4.800%, due 4/21/60		450	392
			1,031
Mexico—4.1%
Banco Mercantil del Norte SA, 5 year CMT + 4.643%, 5.875%, due 1/24/27(d),(e)		200	187
Credito Real SAB de CV SOFOM ER, 5.000%, due 2/1/27(c)	EUR	200	19
Grupo Axo SAPI de CV, 5.750%, due 6/8/26		$200	202
Orbia Advance Corp. SAB de CV, 1.875%, due 5/11/26		200	186
Petroleos Mexicanos,
5.950%, due 1/28/31		740	595
6.490%, due 1/23/27		200	192
6.750%, due 9/21/47		808	532
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Debt Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Issuer	Principal Amount		Value
Foreign Corporate Bonds—(continued)
Mexico—(continued)
6.875%, due 8/4/26		$140	$137
6.950%, due 1/28/60		350	230
			2,280
Mongolia—0.3%
Golomt Bank, 11.000%, due 5/20/27(b)		200	197
Nigeria—0.3%
SEPLAT Energy PLC, 7.750%, due 4/1/26		200	196
Peru—1.1%
Banco de Credito del Peru SA, 7.850%, due 1/11/29(b)	PEN	800	214
Corp. Financiera de Desarrollo SA, 2.400%, due 9/28/27		$420	378
			592
Poland—0.4%
Bank Polska Kasa Opieki SA, 3 mo. EURIBOR + 2.400%, 5.500%, due 11/23/27(d)	EUR	200	218
Saudi Arabia—1.1%
Gaci First Investment Co., 5.125%, due 2/14/53		$700	607
Supranational—0.9%
Gabon Blue Bond Master Trust, 6.097%, due 8/1/38(b)		500	491
Trinidad and Tobago—0.7%
Heritage Petroleum Co. Ltd.,
9.000%, due 8/12/29(b)		200	209
9.000%, due 8/12/29		200	209
			418
Turkey—3.2%
European Bank for Reconstruction & Development, 0.000%, due 11/10/30	TRY	120,000	326
Hazine Mustesarligi Varlik Kiralama AS, 7.250%, due 2/24/27		$200	202
Istanbul Metropolitan Municipality, 10.500%, due 12/6/28(b)		600	644
Turkiye Ihracat Kredi Bankasi AS, 5.750%, due 7/6/26		200	194
WE Soda Investments Holding PLC, 9.500%, due 10/6/28(b)		200	205
Yapi ve Kredi Bankasi AS, 5 year CMT + 7.415%, 7.875%, due 1/22/31(d)		200	199
			1,770
United Arab Emirates—2.5%
Abu Dhabi Developmental Holding Co. PJSC, 5.375%, due 5/8/29(b)		200	203
Emirates NBD Bank PJSC, 2.625%, due 2/18/25		200	196
Finance Department Government of Sharjah, 6.125%, due 3/6/36(b)		200	198
Issuer	Principal Amount	Value
Foreign Corporate Bonds—(continued)
United Arab Emirates—(continued)
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125%, due 7/31/26	$200	$199
MAF Global Securities Ltd., 5 year CMT + 3.539%, 6.375%, due 12/31/99(d),(e)	200	197
Shelf Drilling Holdings Ltd., 9.625%, due 4/15/29(b)	200	191
Sobha Sukuk Ltd., 8.750%, due 7/17/28	200	202
		1,386
Venezuela—0.4%
Petroleos de Venezuela SA,
6.000%, due 11/15/26(c)	250	30
8.500%, due 10/27/20(c)	75	57
9.750%, due 5/17/35(c)	930	127
		214
Total Foreign Corporate Bonds—34.0% (cost $19,293)		18,816
Foreign Municipal Bonds—0.3%
Argentina—0.3%
Provincia de Buenos Aires,
5.500%, due 9/1/37(a),(b)	200	71
6.375%, due 9/1/37(a)	167	69
6.375%, due 9/1/37(a),(b)	49	20
		160
Total Foreign Municipal Bonds—0.3% (cost $195)		160
U.S. Government—2.7%
U.S. Treasury Bill,
4.690%, due 12/26/24(f)	550	536
4.967%, due 1/23/25	300	291
4.968%, due 11/29/24(f)	670	656
Total U.S. Government—2.7% (cost $1,486)		1,483

Repurchase Agreements—1.2%
Fixed Income Clearing Corporation, 2.300% dated 06/28/24, due 07/01/24, repurchase price $663, collateralized by U.S. Treasury Note, 0.625%, due 03/31/27, valued at $677	663	663
Total Repurchase Agreements—1.2% (cost $663)		663
Total Investments—98.5% (cost $54,919)		54,447
Cash and other assets, less liabilities—1.5%		836
Net Assets—100.0%		$55,283

CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
PLC	Public Limited Company
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Emerging Markets Debt Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
SOFR	Secured Overnight Financing Rate

(a)
Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of June 30, 2024.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security is currently in default and/or non-income producing.
(d)	Floating Rate Bond. Rate shown is as of June 30, 2024.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Security, or portion of security, is segregated as collateral to cover initial margin requirements on centrally cleared swaps aggregating a total value of $476 (in thousands).

Forward Foreign Currency Contracts
Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Bought
7/29/24	Egyptian Pound	Citibank N.A.	6,500	$130	$134	$4
Sold
9/18/24	Euro	Citibank N.A.	3,260	3,533	3,505	28
9/18/24	Mexican Peso	Citibank N.A.	2,574	138	139	(1)
						$27
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$31

Centrally Cleared Credit Default Swaps
Reference Entity	Buy/Sell Protection	Fixed (Pay) Receive Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Argentine Republic Government International Bond	Buy	(5.000)%	Quarterly	June 2026	ICE	$150	$84	$44	$(40)
Argentine Republic Government International Bond	Buy	(1.000)%	Quarterly	June 2027	ICE	$250	205	114	(91)
China Government International Bond	Buy	(1.000)%	Quarterly	June 2029	ICE	$500	(8)	(7)	1
Saudi Arabia Government International Bond	Buy	(1.000)%	Quarterly	June 2026	ICE	$400	(8)	(5)	3
Turkey Government International Bond	Buy	(1.000)%	Quarterly	June 2029	ICE	$200	20	15	(5)
Argentine Republic Government International Bond	Sell	5.000%	Quarterly	June 2025	ICE	$205	(82)	(32)	50
Argentine Republic Government International Bond	Sell	5.000%	Quarterly	June 2027	ICE	$250	(190)	(95)	95
Argentine Republic Government International Bond	Sell	5.000%	Quarterly	June 2032	ICE	$100	(63)	(49)	14
									$27

Centrally Cleared Interest Rate Swaps
Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
1-Day USD-SOFR Compounded	Pay	4.500%	Annual	March 2027	LCH	$2,698	(4)	1	5
1-Day USD-SOFR Compounded	Pay	4.250%	Annual	March 2029	LCH	$2,507	(1)	8	9
1-Day USD-SOFR Compounded	Pay	4.250%	Annual	March 2031	LCH	$2,180	16	25	9
See accompanying Notes to Financial Statements.
June 30, 2024

Semi-Annual

Emerging Markets Debt Fund
Portfolio of Investments, June 30, 2024 (all dollar amounts in thousands) (unaudited)
Centrally Cleared Interest Rate Swaps (continued)
Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)		Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
1-Day USD-SOFR Compounded	Pay	4.000%	Annual	March 2034	LCH		$2,058	(20)	(1)	19
1-Day USD-SOFR Compounded	Pay	4.000%	Annual	March 2044	LCH		$1,591	(15)	9	24
28-Day MXN-TIIE	Pay	10.650%	28 days	October 2025	LCH	MXN	10,000	—	—	—
1-Day USD-SOFR Compounded	Receive	3.750%	Annual	June 2048	LCH		$1,403	32	24	(8)
6-Month EUR- EURIBOR	Receive	3.000%	Annual	March 2027	LCH	EUR	170	1	1	—
6-Month EUR- EURIBOR	Receive	2.750%	Annual	March 2029	LCH	EUR	459	7	5	(2)
6-Month EUR- EURIBOR	Receive	2.750%	Annual	March 2031	LCH	EUR	152	1	2	1
6-Month EUR- EURIBOR	Receive	2.750%	Annual	March 2034	LCH	EUR	1,126	10	13	3
6-Month EUR- EURIBOR	Receive	2.750%	Annual	March 2039	LCH	EUR	715	6	13	7
										$67
Total net unrealized appreciation (depreciation) on swaps										$94

TIIE	Interbank Equilibrium Interest Rate

Currency Legend
BRL	Brazil Real
COP	Colombia Peso
DOP	Dominican Republic Peso
EGP	Egypt Pound
EUR	Euro Member Countries
INR	Indian Rupee
JMD	Jamaica Dollar
MXN	Mexico Peso
NGN	Nigeria Naira
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PKR	Pakistan Rupee
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguay Peso
As of June 30, 2024, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).
Investments in securities	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$33,325	$—	$33,325
Foreign Corporate Bonds	—	18,816	—	18,816
U.S. Government	—	1,483	—	1,483
Repurchase Agreements	—	663	—	663
Foreign Municipal Bonds	—	160	—	160
Total Investments in Securities	$—	$54,447	$—	$54,447

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$—	$31	$—	$31
Swaps	—	213	—	213
Liabilities
Swaps	—	(119)	—	(119)
Total Other Financial Instruments	$—	$125	$—	$125
See accompanying Notes to Financial Statements.
June 30, 2024

William Blair Funds

Statements of Assets and Liabilities

As of June 30, 2024 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Value Fund	Small-Mid Cap Core Fund
Assets
Investments in securities, at cost	$153,936	$1,604,197	$1,484	$185,579

Investments in securities, at value	$260,771	$2,404,550	$1,534	$197,980
Cash	—	—	78	—
Receivable for securities sold	2,579	—	—	139
Receivable for fund shares sold	60	2,361	—	706
Receivable from Adviser	1	172	11	24
Dividends and interest receivable	13	116	2	88

Total assets	263,424	2,407,199	1,625	198,937
Liabilities
Payable for securities purchased	1,824	—	—	952
Payable for fund shares redeemed	36	1,568	—	290
Management fee payable	159	1,157	1	146
Distribution fee payable	6	36	—	—
Other payables and accrued expenses	46	150	10	65

Total liabilities	2,071	2,911	11	1,453

Net assets	$261,353	$2,404,288	$1,614	$197,484

Capital
Composition of net assets
Paid in capital	$116,229	$1,615,155	$1,581	$194,685
Total distributable earnings (loss)	145,124	789,133	33	2,799

Net assets	$261,353	$2,404,288	$1,614	$197,484

Class N shares
Net assets	$30,145	$179,308	—	—
Shares outstanding	2,735,034	6,493,213	—	—
Net asset value per share	$11.02	$27.61	—	—
Class I shares
Net assets	$181,600	$1,767,372	$87	$110,251
Shares outstanding	12,490,974	59,535,234	8,378	7,206,370
Net asset value per share	$14.54	$29.69	$10.42	$15.30
Class R6 shares
Net assets	$49,608	$457,608	$1,527	$87,233
Shares outstanding	3,395,250	15,415,297	146,537	5,693,704
Net asset value per share	$14.61	$29.69	$10.42	$15.32

See accompanying Notes to Financial Statements.

54	Semi-Annual	June 30, 2024

Statements of Operations

For the Period Ended June 30, 2024 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Value Fund	Small-Mid Cap Core Fund
Investment income
Dividends	$667	$5,702	$16	$1,021
Less foreign tax withheld	(2)	—	—	(14)
Interest	60	196	—	42

Total income	725	5,898	16	1,049
Expenses
Management fees	944	6,382	6	886
Distribution fees	39	210	—	—
Custodian fees	31	55	30	33
Transfer agent fees	35	110	—	5
Sub-transfer agent fees
Class N	20	94	—	—
Class I	33	750	—	71
Professional fees	22	77	15	21
Registration fees	25	67	18	19
Shareholder reporting fees	6	32	1	1
Trustee fees	11	75	—	8
Other expenses	6	31	2	5

Total expenses before expense limitation	1,172	7,883	72	1,049
Expenses waived or reimbursed by the Adviser
Class N	(6)	(87)	—	—
Class I	—	(687)	(3)	(94)
Class R6	—	(88)	(62)	(43)

Total expenses waived or reimbursed by the Adviser	(6)	(862)	(65)	(137)

Net expenses	1,166	7,021	7	912

Net investment income (loss)	(441)	(1,123)	9	137
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	37,114	65,534	39	4,427

Total net realized gain	37,114	65,534	39	4,427
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(4,273)	310,043	(24)	(4,389)

Change in net unrealized appreciation (depreciation)	(4,273)	310,043	(24)	(4,389)

Net increase (decrease) in net assets resulting from operations	$32,400	$374,454	$24	$175

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	55

Statements of Changes in Net Assets

For the Period Ended June 30, 2024 (unaudited) and the Year Ended December 31, 2023 (dollar amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Value Fund		Small-Mid Cap Core Fund
	2024	2023	2024	2023	2024	2023	2024	2023
Operations
Net investment income (loss)	$(441)	$(368)	$(1,123)	$1,859	$9	$23	$137	$507
Net realized gain (loss) on investments, and other assets and liabilities	37,114	22,560	65,534	(43,131)	39	(34)	4,427	(3,377)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(4,273)	47,607	310,043	516,549	(24)	179	(4,389)	22,648

Net increase (decrease) in net assets resulting from operations	32,400	69,799	374,454	475,277	24	168	175	19,778
Distributions to shareholders
Class N	—	(3,790)	—	—	—	—	—	—
Class I	—	(14,632)	—	—	—	(1)	—	(151)
Class R6	—	(3,966)	—	—	—	(21)	—	(180)

Total distributions	—	(22,388)	—	—	—	(22)	—	(331)
Capital stock transactions
Proceeds from sales of shares	4,688	19,855	698,318	537,063	132	133	25,357	59,829
Shares issued in reinvestment of income dividends and capital gain distributions	—	21,140	—	—	—	22	—	317
Less cost of shares redeemed	(15,127)	(38,022)	(302,586)	(451,258)	—	(350)	(24,228)	(27,634)

Net increase (decrease) in net assets resulting from capital share transactions	(10,439)	2,973	395,732	85,805	132	(195)	1,129	32,512

Net increase (decrease) in net assets	21,961	50,384	770,186	561,082	156	(49)	1,304	51,959
Net Assets
Beginning of period	239,392	189,008	1,634,102	1,073,020	1,458	1,507	196,180	144,221

End of period	$261,353	$239,392	$2,404,288	$1,634,102	$1,614	$1,458	$197,484	$196,180

See accompanying Notes to Financial Statements.

56	Semi-Annual	June 30, 2024

Statements of Assets and Liabilities

As of June 30, 2024 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$1,612,768	$2,678	$713,244	$1,303,627

Investments in securities, at value	$1,846,253	$2,638	$831,853	$1,315,541
Cash	—	44	—	—
Receivable for securities sold	21,254	—	352	—
Receivable for fund shares sold	1,055	—	803	1,308
Receivable from Adviser	157	10	76	23
Dividends and interest receivable	244	3	183	1,778

Total assets	1,868,963	2,695	833,267	1,318,650
Liabilities
Payable for securities purchased	2,171	—	9,715	1,527
Payable for fund shares redeemed	690	—	156	168
Management fee payable	1,449	2	624	806
Distribution fee payable	20	—	26	—
Other payables and accrued expenses	499	3	129	179

Total liabilities	4,829	5	10,650	2,680

Net assets	$1,864,134	$2,690	$822,617	$1,315,970

Capital
Composition of net assets
Paid in capital	$1,566,089	$2,690	$664,114	$1,248,305
Total distributable earnings (loss)	298,045	—	158,503	67,665

Net assets	$1,864,134	$2,690	$822,617	$1,315,970

Class N shares
Net assets	$94,003	—	$128,026	$2,441
Shares outstanding	3,583,769	—	4,343,532	83,684
Net asset value per share	$26.23	—	$29.48	$29.17
Class I shares
Net assets	$1,324,474	$116	$484,640	$815,195
Shares outstanding	46,199,781	10,973	13,767,608	27,952,731
Net asset value per share	$28.67	$10.52	$35.20	$29.16
Class R6 shares
Net assets	$445,657	$2,574	$209,951	$498,334
Shares outstanding	15,487,430	244,778	5,941,264	17,083,092
Net asset value per share	$28.78	$10.52	$35.34	$29.17

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	57

Statements of Operations

For the Period Ended June 30, 2024 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$4,726	$22	$1,920	$12,527
Less foreign tax withheld	(117)	—	(47)	(29)
Interest	337	—	273	265

Total income	4,946	22	2,146	12,763
Expenses
Management fees	9,009	9	3,634	4,941
Distribution fees	126	—	154	3
Custodian fees	47	33	36	34
Transfer agent fees	81	—	59	35
Sub-transfer agent fees
Class N	68	—	80	1
Class I	899	—	249	524
Professional fees	93	15	46	66
Registration fees	29	10	34	27
Shareholder reporting fees	74	1	27	13
Trustee fees	88	—	31	58
Other expenses	30	2	15	21

Total expenses before expense limitation	10,544	70	4,365	5,723
Expenses waived or reimbursed by the Adviser
Class N	(66)	—	(89)	—
Class I	(872)	(5)	(281)	(109)
Class R6	(100)	(56)	(62)	—

Total expenses waived or reimbursed by the Adviser	(1,038)	(61)	(432)	(109)

Net expenses	9,506	9	3,933	5,614

Net investment income (loss)	(4,560)	13	(1,787)	7,149
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	106,364	48	52,702	60,482
Foreign currency transactions	(4)	—	(2)	—

Total net realized gain	106,360	48	52,700	60,482
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(78,407)	(130)	8,120	(92,563)

Change in net unrealized appreciation (depreciation)	(78,407)	(130)	8,120	(92,563)

Net increase (decrease) in net assets resulting from operations	$23,393	$(69)	$59,033	$(24,932)

See accompanying Notes to Financial Statements.

58	Semi-Annual	June 30, 2024

Statements of Changes in Net Assets

For the Period Ended June 30, 2024 (unaudited) and the Year Ended December 31, 2023 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2024	2023	2024	2023(a)	2024	2023	2024	2023
Operations
Net investment income (loss)	$(4,560)	$(7,379)	$13	$8	$(1,787)	$(2,987)	$7,149	$12,676
Net realized gain (loss) on investments, and other assets and liabilities	106,360	122,244	48	(22)	52,700	27,256	60,482	17,717
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(78,407)	212,044	(130)	90	8,120	71,883	(92,563)	98,036

Net increase (decrease) in net assets resulting from operations	23,393	326,909	(69)	76	59,033	96,152	(24,932)	128,429
Distributions to shareholders
Class N	—	(8,769)	—	—	—	(2,238)	—	(77)
Class I	—	(107,708)	—	—	—	(6,617)	—	(26,503)
Class R6	—	(32,457)	—	(7)	—	(2,645)	—	(16,439)

Total distributions	—	(148,934)	—	(7)	—	(11,500)	—	(43,019)
Capital stock transactions
Proceeds from sales of shares	163,851	275,386	2,532	1,755	93,961	254,864	100,228	147,911
Shares issued in reinvestment of income dividends and capital gain distributions	—	144,458	—	7	—	11,299	—	35,896
Less cost of shares redeemed	(318,305)	(614,949)	(1,354)	(250)	(78,288)	(132,741)	(67,372)	(175,379)

Net increase (decrease) in net assets resulting from capital share transactions	(154,454)	(195,105)	1,178	1,512	15,673	133,422	32,856	8,428

Net increase (decrease) in net assets	(131,061)	(17,130)	1,109	1,581	74,706	218,074	7,924	93,838
Net Assets
Beginning of period	1,995,195	2,012,325	1,581	—	747,911	529,837	1,308,046	1,214,208

End of period	$1,864,134	$1,995,195	$2,690	$1,581	$822,617	$747,911	$1,315,970	$1,308,046

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	59

Statements of Assets and Liabilities

As of June 30, 2024 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$66,613	$888,617	$1,056,827	$724,266

Investments in securities, at value	$103,592	$1,166,496	$1,468,687	$982,632
Cash	—	—	42	27
Foreign currency, at value (cost $—; $281; $502; $337)	—	281	502	337
Receivable for securities sold	—	4,874	19,406	12,561
Receivable for fund shares sold	2	5,510	983	33
Receivable from Adviser	19	86	131	46
Dividends and interest receivable	173	2,736	4,608	2,495

Total assets	103,786	1,179,983	1,494,359	998,131
Liabilities
Payable for securities purchased	—	4,686	13,583	21,603
Payable for fund shares redeemed	1	292	980	1,064
Management fee payable	72	808	1,139	743
Distribution fee payable	2	7	60	—
Foreign capital gains tax liability	37	1,123	2,657	1,723
Other payables and accrued expenses	50	270	346	136

Total liabilities	162	7,186	18,765	25,269

Net assets	$103,624	$1,172,797	$1,475,594	$972,862

Capital
Composition of net assets
Paid in capital	$56,890	$979,017	$1,017,611	$702,810
Total distributable earnings (loss)	46,734	193,780	457,983	270,052

Net assets	$103,624	$1,172,797	$1,475,594	$972,862

Class N shares
Net assets	$9,054	$31,340	$290,777	—
Shares outstanding	551,419	1,522,634	10,038,494	—
Net asset value per share	$16.42	$20.58	$28.97	—
Class I shares
Net assets	$79,302	$527,432	$1,036,028	—
Shares outstanding	4,771,808	25,394,299	34,546,910	—
Net asset value per share	$16.62	$20.77	$29.99	—
Class R6 shares / Institutional shares
Net assets	$15,268	$614,025	$148,789	$972,862
Shares outstanding	918,086	29,538,129	4,955,750	64,588,343
Net asset value per share	$16.63	$20.79	$30.02	$15.06

See accompanying Notes to Financial Statements.

60	Semi-Annual	June 30, 2024

Statements of Operations

For the Period Ended June 30, 2024 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$669	$11,379	$15,350	$9,942
Less foreign tax withheld	(62)	(1,318)	(1,661)	(1,075)
Interest	14	210	266	220
Other	—	400	—	—

Total income	621	10,671	13,955	9,087
Expenses
Management fees	438	4,742	6,843	4,450
Distribution fees	11	41	365	—
Custodian fees	39	93	150	103
Transfer agent fees	4	35	48	17
Sub-transfer agent fees
Class N	6	14	211	—
Class I	32	266	481	—
Professional fees	24	87	107	86
Registration fees	25	32	28	13
Shareholder reporting fees	1	19	30	2
Trustee fees	5	50	65	41
Other expenses	4	18	23	14

Total expenses before expense limitation	589	5,397	8,351	4,726
Expenses waived or reimbursed by the Adviser
Class N	(12)	(15)	(229)	—
Class I	(91)	(289)	(541)	—
Class R6	(15)	(183)	(46)	—
Institutional	—	—	—	(277)

Total expenses waived or reimbursed by the Adviser	(118)	(487)	(816)	(277)

Net expenses	471	4,910	7,535	4,449

Net investment income (loss)	150	5,761	6,420	4,638
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $1; $395; $163; $114)	7,813	31,957	26,619	17,913
Foreign currency translations	(1)	(192)	(269)	(182)

Total net realized gain	7,812	31,765	26,350	17,731
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $18; $21; $913; $598)	35	26,500	32,428	20,676
Foreign currency translations	(3)	(63)	(101)	(69)

Change in net unrealized appreciation (depreciation)	32	26,437	32,327	20,607

Net increase (decrease) in net assets resulting from operations	$7,994	$63,963	$65,097	$42,976

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	61

Statements of Changes in Net Assets

For the Period Ended June 30, 2024 (unaudited) and the Year Ended December 31, 2023 (dollar amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2024	2023	2024	2023	2024	2023	2024	2023
Operations
Net investment income (loss)	$150	$56	$5,761	$5,901	$6,420	$10,398	$4,638	$5,934
Net realized gain (loss) on investments, and other assets and liabilities	7,812	9,164	31,765	(42,441)	26,350	59,284	17,731	26,478
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	32	10,669	26,437	162,574	32,327	136,261	20,607	95,576

Net increase (decrease) in net assets resulting from operations	7,994	19,889	63,963	126,034	65,097	205,943	42,976	127,988
Distributions to shareholders
Class N	—	(535)	—	(64)	—	(9,793)	—	—
Class I	—	(4,850)	—	(1,847)	—	(36,328)	—	—
Class R6	—	(998)	—	(3,151)	—	(5,134)	—	—
Institutional	—	—	—	—	—	—	—	(22,859)

Total distributions	—	(6,383)	—	(5,062)	—	(51,255)	—	(22,859)
Capital stock transactions
Proceeds from sales of shares	1,098	4,333	158,533	149,041	70,708	146,640	38,341	59,867
Shares issued in reinvestment of income dividends and capital gain distributions	—	6,321	—	4,693	—	49,407	—	22,254
Less cost of shares redeemed	(5,923)	(15,264)	(133,635)	(194,991)	(91,315)	(354,267)	(37,929)	(166,508)

Net increase (decrease) in net assets resulting from capital share transactions	(4,825)	(4,610)	24,898	(41,257)	(20,607)	(158,220)	412	(84,387)

Net increase (decrease) in net assets	3,169	8,896	88,861	79,715	44,490	(3,532)	43,388	20,742
Net Assets
Beginning of period	100,455	91,559	1,083,936	1,004,221	1,431,104	1,434,636	929,474	908,732

End of period	$103,624	$100,455	$1,172,797	$1,083,936	$1,475,594	$1,431,104	$972,862	$929,474

See accompanying Notes to Financial Statements.

62	Semi-Annual	June 30, 2024

Statements of Assets and Liabilities

As of June 30, 2024 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund
Assets
Investments in securities, at cost	$172,993	$184,645	$585,879	$18,566

Investments in securities, at value	$210,529	$227,456	$822,957	$25,562
Foreign currency, at value (cost $80; $39; $2,511; $1)	80	39	2,511	1
Receivable for securities sold	206	3,971	2,588	—
Receivable for fund shares sold	11	113	226	80
Receivable from Adviser	20	33	101	21
Dividends and interest receivable	537	632	2,196	54

Total assets	211,383	232,244	830,579	25,718
Liabilities
Payable for securities purchased	208	—	30	—
Payable for fund shares redeemed	18,478	25,162	105	—
Payable to custodian	—	2,114	113	—
Management fee payable	174	179	618	19
Distribution fee payable	—	—	3	—
Foreign capital gains tax liability	685	1,027	12,581	342
Other payables and accrued expenses	101	143	371	47

Total liabilities	19,646	28,625	13,821	408

Net assets	$191,737	$203,619	$816,758	$25,310

Capital
Composition of net assets
Paid in capital	$215,351	$275,577	$704,871	$19,398
Total distributable earnings (loss)	(23,614)	(71,958)	111,887	5,912

Net assets	$191,737	$203,619	$816,758	$25,310

Class N shares
Net assets	$1,400	$970	$14,996	—
Shares outstanding	117,293	106,586	1,173,861	—
Net asset value per share	$11.94	$9.10	$12.77	—
Class I shares
Net assets	$88,853	$11,845	$200,511	$4,784
Shares outstanding	7,322,836	1,294,615	15,341,166	360,994
Net asset value per share	$12.13	$9.15	$13.07	$13.25
Class R6 shares
Net assets	$101,484	$190,804	$601,251	$20,526
Shares outstanding	8,308,055	20,867,105	45,426,271	1,546,891
Net asset value per share	$12.22	$9.14	$13.24	$13.27

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	63

Statements of Operations

For the Period Ended June 30, 2024 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund
Investment income
Dividends	$2,393	$2,701	$7,734	$200
Less foreign tax withheld	(260)	(326)	(1,049)	(30)
Interest	37	31	70	4

Total income	2,170	2,406	6,755	174
Expenses
Management fees	1,131	1,156	3,719	104
Distribution fees	2	1	18	—
Custodian fees	63	98	258	68
Transfer agent fees	11	10	43	—
Sub-transfer agent fees
Class N	1	1	9	—
Class I	46	7	113	2
Professional fees	35	44	90	33
Registration fees	24	26	38	19
Shareholder reporting fees	8	4	11	1
Trustee fees	11	13	36	1
Other expenses	5	5	15	2

Total expenses before expense limitation	1,337	1,365	4,350	230
Expenses waived or reimbursed by the Adviser
Class N	(1)	(1)	(14)	—
Class I	(65)	(15)	(182)	(20)
Class R6	(56)	(190)	(367)	(106)

Total expenses waived or reimbursed by the Adviser	(122)	(206)	(563)	(126)

Net expenses	1,215	1,159	3,787	104

Net investment income (loss)	955	1,247	2,968	70
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $622; $1,948; $50)	307	10,485	21,425	433
Foreign currency transactions	(55)	(128)	(480)	(16)

Total net realized gain	252	10,357	20,945	417
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $261; $100; $5,724; $160)	(6,427)	(908)	70,685	2,484
Foreign currency transactions	(18)	(1)	(22)	(1)

Change in net unrealized appreciation (depreciation)	(6,445)	(909)	70,663	2,483

Net increase (decrease) in net assets resulting from operations	$(5,238)	$10,695	$94,576	$2,970

See accompanying Notes to Financial Statements.

64	Semi-Annual	June 30, 2024

Statements of Changes in Net Assets

For the Period Ended June 30, 2024 (unaudited) and the Year Ended December 31, 2023 (dollar amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets ex China Growth Fund
	2024	2023	2024	2023	2024	2023	2024	2023
Operations
Net investment income (loss)	$955	$1,499	$1,247	$3,089	$2,968	$6,061	$70	$144
Net realized gain (loss) on investments, and other assets and liabilities	252	(17,186)	10,357	(45,868)	20,945	(76,294)	417	(412)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(6,445)	48,192	(909)	60,481	70,663	141,396	2,483	4,330

Net increase (decrease) in net assets resulting from operations	(5,238)	32,505	10,695	17,702	94,576	71,163	2,970	4,062
Distributions to shareholders
Class N	—	(10)	—	(8)	—	(42)	—	—
Class I	—	(911)	—	(107)	—	(900)	—	(23)
Class R6	—	(1,252)	—	(2,141)	—	(3,523)	—	(161)

Total distributions	—	(2,173)	—	(2,256)	—	(4,465)	—	(184)
Capital stock transactions
Proceeds from sales of shares	8,767	12,992	8,015	27,336	82,346	302,358	2,468	5,287
Shares issued in reinvestment of income dividends and capital gain distributions	—	1,806	—	2,253	—	3,848	—	184
Less cost of shares redeemed	(52,538)	(39,334)	(68,676)	(143,543)	(183,005)	(220,197)	(2,138)	(372)

Net increase (decrease) in net assets resulting from capital share transactions	(43,771)	(24,536)	(60,661)	(113,954)	(100,659)	86,009	330	5,099

Net increase (decrease) in net assets	(49,009)	5,796	(49,966)	(98,508)	(6,083)	152,707	3,300	8,977
Net Assets
Beginning of period	240,746	234,950	253,585	352,093	822,841	670,134	22,010	13,033

End of period	$191,737	$240,746	$203,619	$253,585	$816,758	$822,841	$25,310	$22,010

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	65

Statements of Assets and Liabilities

As of June 30, 2024 (dollar amounts in thousands) (unaudited)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Assets
Investments in securities, at cost	$320,447	$1,750	$54,919

Investments in securities, at value	$415,642	$1,773	$54,447
Cash	—	59	88
Foreign currency, at value (cost $1,932; $1; $—)	1,929	1	—
Receivable for securities sold	4,047	—	—
Receivable for fund shares sold	404	—	—
Receivable from Adviser	78	12	16
Dividends and interest receivable	848	3	962
Unrealized appreciation on forward foreign currency contracts	—	—	32

Total assets	422,948	1,848	55,545
Liabilities
Payable for variation margin on centrally cleared swaps	—	—	12
Payable for securities purchased	5,598	—	168
Payable for fund shares redeemed	460	—	15
Unrealized depreciation on forward foreign currency contracts	—	—	1
Management fee payable	361	1	29
Distribution fee payable	1	—	—
Foreign capital gains tax liability	7,871	—	—
Other payables and accrued expenses	231	32	37

Total liabilities	14,522	33	262

Net assets	$408,426	$1,815	$55,283

Capital
Composition of net assets
Paid in capital	$349,978	$4,834	$66,017
Total distributable earnings (loss)	58,448	(3,019)	(10,734)

Net assets	$408,426	$1,815	$55,283

Class N shares
Net assets	$4,585	—	—
Shares outstanding	211,643	—	—
Net asset value per share	$21.66	—	—
Class I shares
Net assets	$158,775	$65	$3,004
Shares outstanding	7,209,135	13,108	378,459
Net asset value per share	$22.02	$5.03	$7.94
Class R6 shares
Net assets	$245,066	$1,750	$52,279
Shares outstanding	11,094,278	349,448	6,592,030
Net asset value per share	$22.09	$5.01	$7.93

See accompanying Notes to Financial Statements.

66	Semi-Annual	June 30, 2024

Statements of Operations

For the Period Ended June 30, 2024 (dollar amounts in thousands) (unaudited)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Investment income
Dividends	$4,136	$28	$—
Less foreign tax withheld	(421)	(2)	—
Interest	40	—	2,033
Less foreign tax withheld	—	—	(2)

Total income	3,755	26	2,031
Expenses
Management fees	2,191	9	175
Distribution fees	5	—	—
Custodian fees	244	35	54
Transfer agent fees	28	—	1
Sub-transfer agent fees
Class N	3	—	—
Class I	74	—	1
Professional fees	68	18	25
Registration fees	27	18	18
Shareholder reporting fees	12	1	2
Trustee fees	17	—	2
Other expenses	8	2	3

Total expenses before expense limitation	2,677	83	281
Expenses waived or reimbursed by the Adviser
Class N	(6)	—	—
Class I	(187)	(4)	(7)
Class R6	(251)	(70)	(99)

Total expenses waived or reimbursed by the Adviser	(444)	(74)	(106)

Net expenses	2,233	9	175

Net investment income (loss)	1,522	17	1,856
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $3,687; $—; $—)	34,316	(207)	623
Swaps	—	—	(235)
Forward foreign currency contracts	—	—	20
Foreign currency transactions	(292)	—	(31)

Total net realized gain (loss)	34,024	(207)	377
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $1,081; $—; $—)	3,903	246	(140)
Swaps	—	—	(4)
Forward foreign currency contracts	—	—	71
Foreign currency translations	(67)	—	(7)

Change in net unrealized appreciation (depreciation)	3,836	246	(80)

Net increase (decrease) in net assets resulting from operations	$39,382	$56	$2,153

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	67

Statements of Changes in Net Assets

For the Period Ended June 30, 2024 (unaudited) and the Year Ended December 31, 2023 (dollar amounts in thousands)

	Emerging Markets Small Cap Growth Fund		China Growth Fund		Emerging Markets Debt Fund
	2024	2023	2024	2023	2024	2023
Operations
Net investment income (loss)	$1,522	$1,553	$17	$12	$1,856	$3,393
Net realized gain (loss) on investments, and other assets and liabilities	34,024	(5,759)	(207)	(870)	377	(3,366)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	3,836	76,219	246	386	(80)	6,194

Net increase (decrease) in net assets resulting from operations	39,382	72,013	56	(472)	2,153	6,221
Distributions to shareholders
Class N	—	(2)	—	—	—	—
Class I	—	(344)	—	(1)	(103)	(119	)(a)
Class R6	—	(781)	—	(9)	(1,710)	(3,169	)(a)

Total distributions	—	(1,127)	—	(10)	(1,813)	(3,288)
Capital stock transactions
Proceeds from sales of shares	38,942	66,177	215	1,544	5,564	4,429
Shares issued in reinvestment of income dividends and capital gain distributions	—	1,113	—	10	1,802	3,279
Less cost of shares redeemed	(59,610)	(71,137)	(303)	(1,172)	(5,859)	(3,031)

Net increase (decrease) in net assets resulting from capital share transactions	(20,668)	(3,847)	(88)	382	1,507	4,677

Net increase (decrease) in net assets	18,714	67,039	(32)	(100)	1,847	7,610
Net Assets
Beginning of period	389,712	322,673	1,847	1,947	53,436	45,826

End of period	$408,426	$389,712	$1,815	$1,847	$55,283	$53,436

(a)	Included in the distribution is a tax return of capital in the amount of $7 and $186 for Class I and Class R6, respectively.

See accompanying Notes to Financial Statements.

68	Semi-Annual	June 30, 2024

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2024 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$713	$—	$5,384	$(4,671)	68	—	508	(440)
Large Cap Growth Fund	12,763	—	22,732	(9,969)	504	—	910	(406)
Small-Mid Cap Growth Fund	3,593	—	18,736	(15,143)	136	—	710	(574)
Small Cap Growth Fund	5,955	—	9,624	(3,669)	216	—	344	(128)
Small Cap Value Fund	158	—	256	(98)	6	—	9	(3)
Global Leaders Fund	219	—	81	138	14	—	5	9
International Leaders Fund	1,440	—	6,126	(4,686)	73	—	306	(233)
International Growth Fund	3,076	—	17,365	(14,289)	107	—	609	(502)
International Small Cap Growth Fund	5	—	116	(111)	—	—	10	(10)
Emerging Markets Leaders Fund	2,568	—	2,693	(125)	300	—	308	(8)
Emerging Markets Growth Fund	6,293	—	6,797	(504)	540	—	577	(37)
Emerging Markets Small Cap Growth Fund	2,037	—	1,751	286	101	—	85	16

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$1,675	$—	$6,548	$(4,873)	123	—	484	(361)
Large Cap Growth Fund	610,822	—	217,812	393,010	22,598	—	7,979	14,619
Mid Cap Value Fund	—	—	—	—	—	—	—	—
Small-Mid Cap Core Fund	19,304	—	11,088	8,216	1,254	—	719	535
Small-Mid Cap Growth Fund	98,673	—	229,865	(131,192)	3,387	—	7,998	(4,611)
Small-Mid Cap Value Fund	1,282	—	1,237	45	117	—	114	3
Small Cap Growth Fund	56,882	—	52,135	4,747	1,700	—	1,582	118
Small Cap Value Fund	74,151	—	57,373	16,778	2,536	—	1,951	585
Global Leaders Fund	613	—	4,330	(3,717)	39	—	268	(229)
International Leaders Fund	148,737	—	61,292	87,445	7,342	—	3,034	4,308
International Growth Fund	65,284	—	67,717	(2,433)	2,212	—	2,287	(75)
International Small Cap Growth Fund	5,081	—	17,574	(12,493)	424	—	1,453	(1,029)
Emerging Markets Leaders Fund	911	—	3,423	(2,512)	105	—	383	(278)
Emerging Markets Growth Fund	44,916	—	40,705	4,211	3,789	—	3,393	396
Emerging Markets ex China Growth Fund	1,503	—	68	1,435	123	—	6	117
Emerging Markets Small Cap Growth Fund	29,032	—	19,493	9,539	1,429	—	947	482
China Growth Fund	181	—	276	(95)	34	—	54	(20)
Emerging Markets Debt Fund	5,042	102	5,370	(226)	645	13	686	(28)

June 30, 2024	William Blair Funds	81

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

	Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$2,300	$—	$3,195	$(895)	166	—	233	(67)
Large Cap Growth Fund	74,733	—	62,042	12,691	2,727	—	2,286	441
Mid Cap Value Fund	132	—	—	132	13	—	—	13
Small-Mid Cap Core Fund	6,053	—	13,140	(7,087)	394	—	856	(462)
Small-Mid Cap Growth Fund	61,585	—	69,704	(8,119)	2,098	—	2,452	(354)
Small-Mid Cap Value Fund	1,250	—	117	1,133	115	—	11	104
Small Cap Growth Fund	31,124	—	16,529	14,595	942	—	498	444
Small Cap Value Fund	25,919	—	9,743	16,176	879	—	334	545
Global Leaders Fund	266	—	1,512	(1,246)	16	—	92	(76)
International Leaders Fund	8,356	—	66,217	(57,861)	406	—	3,311	(2,905)
International Growth Fund	2,348	—	6,233	(3,885)	80	—	214	(134)
International Small Cap Growth Fund	3,681	—	34,848	(31,167)	301	—	2,870	(2,569)
Emerging Markets Leaders Fund	4,536	—	62,560	(58,024)	521	—	6,952	(6,431)
Emerging Markets Growth Fund	31,137	—	135,503	(104,366)	2,491	—	11,193	(8,702)
Emerging Markets ex China Growth Fund	965	—	2,070	(1,105)	77	—	175	(98)
Emerging Markets Small Cap Growth Fund	7,873	—	38,366	(30,493)	385	—	1,857	(1,472)
China Growth Fund	34	—	27	7	7	—	6	1
Emerging Markets Debt Fund	522	1,700	489	1,733	66	215	61	220

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Institutional International Growth Fund	$38,341	$—	$37,929	$412	2,614	—	2,558	56

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$4,688	$—	$15,127	$(10,439)	357	—	1,225	(868)
Large Cap Growth Fund	698,318	—	302,586	395,732	25,829	—	11,175	14,654
Mid Cap Value Fund	132	—	—	132	13	—	—	13
Small-Mid Cap Core Fund	25,357	—	24,228	1,129	1,648	—	1,575	73
Small-Mid Cap Growth Fund	163,851	—	318,305	(154,454)	5,621	—	11,160	(5,539)
Small-Mid Cap Value Fund	2,532	—	1,354	1,178	232	—	125	107
Small Cap Growth Fund	93,961	—	78,288	15,673	2,858	—	2,424	434
Small Cap Value Fund	100,228	—	67,372	32,856	3,421	—	2,294	1,127
Global Leaders Fund	1,098	—	5,923	(4,825)	69	—	365	(296)
International Leaders Fund	158,533	—	133,635	24,898	7,821	—	6,651	1,170
International Growth Fund	70,708	—	91,315	(20,607)	2,399	—	3,110	(711)
Institutional International Growth Fund	38,341	—	37,929	412	2,614	—	2,558	56
International Small Cap Growth Fund	8,767	—	52,538	(43,771)	725	—	4,333	(3,608)
Emerging Markets Leaders Fund	8,015	—	68,676	(60,661)	926	—	7,643	(6,717)
Emerging Markets Growth Fund	82,346	—	183,005	(100,659)	6,820	—	15,163	(8,343)
Emerging Markets ex China Growth Fund	2,468	—	2,138	330	200	—	181	19
Emerging Markets Small Cap Growth Fund	38,942	—	59,610	(20,668)	1,915	—	2,889	(974)
China Growth Fund	215	—	303	(88)	41	—	60	(19)
Emerging Markets Debt Fund	5,564	1,802	5,859	1,507	711	228	747	192

82	Semi-Annual	June 30, 2024

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2023 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$4,252	$3,599	$6,032	$1,819	434	376	634	176
Large Cap Growth Fund	16,848	—	39,379	(22,531)	875	—	2,050	(1,175)
Small-Mid Cap Growth Fund	8,860	8,508	28,569	(11,201)	346	333	1,122	(443)
Small Cap Growth Fund	11,663	2,189	21,123	(7,271)	449	81	819	(289)
Small Cap Value Fund	464	75	783	(244)	17	3	28	(8)
Global Leaders Fund	881	503	2,660	(1,276)	59	34	179	(86)
International Leaders Fund	4,849	64	10,929	(6,016)	264	3	593	(326)
International Growth Fund	5,950	9,672	56,886	(41,264)	224	356	2,138	(1,558)
International Small Cap Growth Fund	24	9	327	(294)	2	1	29	(26)
Emerging Markets Leaders Fund	2,038	8	2,171	(125)	239	1	257	(17)
Emerging Markets Growth Fund	11,707	35	14,091	(2,349)	1,100	3	1,308	(205)
Emerging Markets Small Cap Growth Fund	1,822	2	1,721	103	101	—	95	6

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$4,742	$13,575	$25,017	$(6,700)	391	1,078	2,022	(553)
Large Cap Growth Fund	354,428	—	269,597	84,831	17,533	—	12,664	4,869
Mid Cap Value Fund	1	1	—	2	—	—	—	—
Small-Mid Cap Core Fund	18,885	141	16,079	2,947	1,309	9	1,124	194
Small-Mid Cap Growth Fund	193,616	103,605	503,290	(206,069)	6,954	3,716	18,125	(7,455)
Small-Mid Cap Value Fund(a)	80	—	—	80	8	—	—	8
Small Cap Growth Fund	177,891	6,557	92,150	92,298	5,831	204	3,022	3,013
Small Cap Value Fund	108,222	25,229	130,635	2,816	3,800	856	4,638	18
Global Leaders Fund	2,164	4,820	10,335	(3,351)	145	319	706	(242)
International Leaders Fund	115,369	1,802	117,724	(553)	6,260	94	6,470	(116)
International Growth Fund	133,882	35,091	264,406	(95,433)	4,850	1,249	9,621	(3,522)
International Small Cap Growth Fund	11,022	861	19,435	(7,552)	971	71	1,711	(669)
Emerging Markets Leaders Fund	3,079	105	19,943	(16,759)	359	12	2,366	(1,995)
Emerging Markets Growth Fund	79,866	856	97,685	(16,963)	7,251	75	8,913	(1,587)
Emerging Markets ex China Growth Fund	2,593	23	130	2,486	253	2	12	243
Emerging Markets Small Cap Growth Fund	36,577	332	35,416	1,493	2,081	17	1,994	104
China Growth Fund	525	1	754	(228)	89	—	135	(46)
Emerging Markets Debt Fund	4,154	119	2,113	2,160	560	16	294	282

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

June 30, 2024	William Blair Funds	83

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

	Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$10,861	$3,966	$6,973	$7,854	848	313	558	603
Large Cap Growth Fund	165,787	—	142,282	23,505	7,783	—	6,409	1,374
Mid Cap Value Fund	132	21	350	(197)	14	2	38	(22)
Small-Mid Cap Core Fund	40,944	176	11,555	29,565	2,767	12	812	1,967
Small-Mid Cap Growth Fund	72,910	32,345	83,090	22,165	2,602	1,156	3,008	750
Small-Mid Cap Value Fund(a)	1,675	72	50	1,432	167	1	27	141
Small Cap Growth Fund	65,310	2,553	19,468	48,395	2,121	79	640	1,560
Small Cap Value Fund	39,225	10,592	43,961	5,856	1,364	359	1,549	174
Global Leaders Fund	1,288	998	2,269	17	88	66	153	1
International Leaders Fund	28,823	2,827	66,338	(34,688)	1,538	147	3,627	(1,942)
International Growth Fund	6,808	4,644	32,975	(21,523)	251	165	1,201	(785)
International Small Cap Growth Fund	1,946	936	19,572	(16,690)	166	77	1,670	(1,427)
Emerging Markets Leaders Fund	22,219	2,140	121,429	(97,070)	2,652	251	14,260	(11,357)
Emerging Markets Growth Fund	210,785	2,957	108,421	105,321	18,636	257	9,641	9,252
Emerging Markets ex China Growth Fund	2,694	161	242	2,613	272	14	24	262
Emerging Markets Small Cap Growth Fund	27,778	779	34,000	(5,443)	1,540	40	1,885	(305)
China Growth Fund	1,019	9	418	610	197	2	74	125
Emerging Markets Debt Fund	275	3,160	918	2,517	37	421	125	333

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Institutional International Growth Fund	$59,867	$22,254	$166,508	$(84,387)	4,360	1,576	12,298	(6,362)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth Fund	$19,855	$21,140	$38,022	$2,973	1,673	1,767	3,214	226
Large Cap Growth Fund	537,063	—	451,258	85,805	26,191	—	21,123	5,068
Mid Cap Value Fund	133	22	350	195	14	2	38	(22)
Small-Mid Cap Core Fund	59,829	317	27,634	32,512	4,076	21	1,936	2,161
Small-Mid Cap Growth Fund	275,386	144,458	614,949	(195,105)	9,902	5,205	22,255	(7,148)
Small-Mid Cap Value Fund(a)	1,755	7	250	1,512	175	1	27	149
Small Cap Growth Fund	254,864	11,299	132,741	133,422	8,401	364	4,481	4,284
Small Cap Value Fund	147,911	35,896	175,379	8,428	5,181	1,218	6,215	184
Global Leaders Fund	4,333	6,321	15,264	(4,610)	292	419	1,038	(327)
International Leaders Fund	149,041	4,693	194,991	(41,257)	8,062	244	10,690	(2,384)
International Growth Fund	146,640	49,407	354,267	(158,220)	5,325	1,770	12,960	(5,865)
Institutional International Growth Fund	59,867	22,254	166,508	(84,387)	4,360	1,576	12,298	(6,362)
International Small Cap Growth Fund	12,992	1,806	39,334	(24,536)	1,139	149	3,410	(2,122)
Emerging Markets Leaders Fund	27,336	2,253	143,543	(113,954)	3,250	264	16,883	(13,369)
Emerging Markets Growth Fund	302,358	3,848	220,197	86,009	26,987	335	19,862	7,460
Emerging Markets ex China Growth Fund	5,287	184	372	5,099	525	16	36	505
Emerging Markets Small Cap Growth Fund	66,177	1,113	71,137	(3,847)	3,722	57	3,974	(195)
China Growth Fund	1,544	10	1,172	382	286	2	209	79
Emerging Markets Debt Fund	4,429	3,279	3,031	4,677	597	437	419	615

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

84	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.70	$7.95	$11.81	$11.15	$9.45	$7.91
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.05)	(0.08)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	1.35	3.03	(3.44)	2.49	3.43	2.54

Total from investment operations	1.32	2.99	(3.49)	2.41	3.38	2.51
Less distributions from:
Net realized gain	—	1.24	0.37	1.75	1.68	0.97

Total distributions	—	1.24	0.37	1.75	1.68	0.97

Net asset value, end of period	$11.02	$9.70	$7.95	$11.81	$11.15	$9.45

Total return (%)*	13.61	37.76	(29.65)	22.09	35.97	31.97
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.24	1.26	1.24	1.21	1.26	1.24
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20	1.20
Net investment income (loss), before waivers and reimbursements	(0.66)	(0.49)	(0.60)	(0.67)	(0.55)	(0.35)
Net investment income (loss), net of waivers and reimbursements	(0.62)	(0.43)	(0.56)	(0.66)	(0.49)	(0.31)
Class N net assets at the end of the period (in thousands)	$30,145	$30,789	$23,829	$36,807	$35,494	$32,710
Portfolio turnover rate (%)*	31	37	41	30	46	39

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.77	$10.15	$14.91	$13.64	$11.25	$9.25
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.04)	(0.05)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	1.79	3.88	(4.35)	3.07	4.10	2.97

Total from investment operations	1.77	3.86	(4.39)	3.02	4.07	2.97
Less distributions from:
Net realized gain	—	1.24	0.37	1.75	1.68	0.97

Total distributions	—	1.24	0.37	1.75	1.68	0.97

Net asset value, end of period	$14.54	$12.77	$10.15	$14.91	$13.64	$11.25

Total return (%)*	13.86	38.15	(29.52)	22.54	36.35	32.32
Ratios to average daily net assets (%):**
Expenses	0.90	0.91	0.92	0.89	0.93	0.92
Net investment income (loss)	(0.32)	(0.14)	(0.29)	(0.35)	(0.23)	(0.03)
Class I net assets at the end of the period (in thousands)	$181,600	$164,166	$136,051	$293,900	$249,716	$220,660
Portfolio turnover rate (%)*	31	37	41	30	46	39

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	85

Financial Highlights — For a share outstanding throughout each period

Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$12.84	$10.19	$14.95	$13.67	$11.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.02)	(0.04)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	1.79	3.90	(4.37)	3.07	4.12	1.17

Total from investment operations	1.77	3.89	(4.39)	3.03	4.09	1.17
Less distributions from:
Net realized gain	—	1.24	0.37	1.75	1.68	0.97

Total distributions	—	1.24	0.37	1.75	1.68	0.97

Net asset value, end of period	$14.61	$12.84	$10.19	$14.95	$13.67	$11.26

Total return (%)*	13.87	38.19	(29.44)	22.55	36.50	10.75
Ratios to average daily net assets (%):**
Expenses	0.86	0.87	0.87	0.84	0.87	0.88
Net investment income (loss)	(0.28)	(0.10)	(0.18)	(0.29)	(0.23)	(0.06)
Class R6 net assets at the end of the period (in thousands)	$49,608	$44,437	$29,128	$14,993	$12,041	$217
Portfolio turnover rate (%)*	31	37	41	30	46	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

86	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020		2019
Net asset value, beginning of period	$22.95	$16.38	$24.49	$20.03	$15.27		$11.99
Income (loss) from investment operations:
Net investment income ( loss )	(0.04)	(0.02)	(0.03)	(0.07)	0.01		0.00	^
Net realized and unrealized gain (loss) on investments	4.70	6.59	(7.96)	5.65	5.52		4.29

Total from investment operations	4.66	6.57	(7.99)	5.58	5.53		4.29
Less distributions from:
Net investment income	—	—	—	—	0.00	^	0.01
Net realized gain	—	—	0.12	1.12	0.77		1.00

Total distributions	—	—	0.12	1.12	0.77		1.01

Net asset value, end of period	$27.61	$22.95	$16.38	$24.49	$20.03		$15.27

Total return (%)*	20.31	40.11	(32.61)	28.03	36.30		36.00
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.00	1.04	1.03	1.05	1.09		1.12
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90		0.95
Net investment income (loss), before waivers and reimbursements	(0.45)	(0.24)	(0.28)	(0.46)	(0.15)		(0.14)
Net investment income (loss), net of waivers and reimbursements	(0.35)	(0.10)	(0.15)	(0.31)	0.04		0.03
Class N net assets at the end of the period (in thousands)	$179,308	$158,351	$132,225	$203,014	$138,152		$65,314
Portfolio turnover rate (%)*	17	43	29	26	35		37

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$24.64	$17.54	$26.18	$21.29	$16.19	$12.66
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.03	0.03	(0.02)	0.06	0.04
Net realized and unrealized gain (loss) on investments	5.06	7.07	(8.53)	6.03	5.85	4.54

Total from investment operations	5.05	7.10	(8.50)	6.01	5.91	4.58
Less distributions from:
Net investment income	—	—	0.02	—	0.04	0.05
Net realized gain	—	—	0.12	1.12	0.77	1.00

Total distributions	—	—	0.14	1.12	0.81	1.05

Net asset value, end of period	$29.69	$24.64	$17.54	$26.18	$21.29	$16.19

Total return (%)*	20.50	40.48	(32.46)	28.39	36.59	36.35
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	0.74	0.78	0.79	0.75	0.80	0.81
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65	0.70
Net investment income (loss), before waivers and reimbursements	(0.18)	0.02	(0.01)	(0.17)	0.16	0.16
Net investment income (loss), net of waivers and reimbursements	(0.09)	0.15	0.13	(0.07)	0.31	0.27
Class I net assets at the end of the period (in thousands)	$1,767,372	$1,106,857	$702,441	$669,060	$397,370	$236,930
Portfolio turnover rate (%)*	17	43	29	26	35	37

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	87

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$24.64	$17.53	$26.16	$21.27	$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.04	(0.00)^	0.01	0.04
Net realized and unrealized gain (loss) on investments	5.06	7.07	(8.52)	6.01	5.91	2.07

Total from investment operations	5.05	7.11	(8.48)	6.01	5.92	2.11
Less distributions from:
Net investment income	—	—	0.03	0.00^	0.05	0.06
Net realized gain	—	—	0.12	1.12	0.77	1.00

Total distributions	—	—	0.15	1.12	0.82	1.06

Net asset value, end of period	$29.69	$24.64	$17.53	$26.16	$21.27	$16.17

Total return (%)*	20.50	40.56	(32.41)	28.42	36.70	14.13
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	0.64	0.65	0.66	0.67	0.70	0.71
Expenses, net of waivers and reimbursements	0.60	0.60	0.60	0.60	0.60	0.60
Net investment income (loss), before waivers and reimbursements	(0.09)	0.14	0.13	(0.08)	(0.03)	0.22
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.19	0.19	(0.01)	0.07	0.33
Class R6 net assets at the end of the period (in thousands)	$457,608	$368,894	$238,354	$233,946	$177,347	$1,590
Portfolio turnover rate (%)*	17	43	29	26	35	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

88	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Mid Cap Value Fund

	Class I

	(unaudited) Period Ended June 30,	Year Ended December 31,	Period Ended December 31,
	2024	2023	2022(a)
Net asset value, beginning of period	$10.25	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.10	1.07	(0.83)

Total from investment operations	0.17	1.21	(0.71)
Less distributions from:
Net investment income	—	0.15	0.10

Total distributions	—	0.15	0.10

Net asset value, end of period	$10.42	$10.25	$9.19

Total return (%)*	1.66	13.21	(7.13)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	8.93	9.08	8.52
Expenses, net of waivers and reimbursements	0.75	0.75	0.75
Net investment income (loss), before waivers and reimbursements	(6.92)	(6.85)	(6.14)
Net investment income (loss), net of waivers and reimbursements	1.26	1.48	1.63
Class I net assets at the end of the period (in thousands)	$87	$85	$76
Portfolio turnover rate (%)*	26	32	21

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class R6

	(unaudited) Period Ended June 30,	Year Ended December 31,	Period Ended December 31,
	2024	2023	2022(a)
Net asset value, beginning of period	$10.25	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.10	1.08	(0.82)

Total from investment operations	0.17	1.22	(0.71)
Less distributions from:
Net investment income	—	0.16	0.10

Total distributions	—	0.16	0.10

Net asset value, end of period	$10.42	$10.25	$9.19

Total return (%)*	1.66	13.14	(7.01)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	8.87	9.02	8.52
Expenses, net of waivers and reimbursements	0.70	0.70	0.70
Net investment income (loss), before waivers and reimbursements	(6.84)	(6.82)	(6.35)
Net investment income (loss), net of waivers and reimbursements	1.33	1.50	1.47
Class R6 net assets at the end of the period (in thousands)	$1,527	$1,373	$1,431
Portfolio turnover rate (%)*	26	32	21

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	89

Financial Highlights — For a share outstanding throughout each period

Mid Cap Value Fund (continued)

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

90	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I

	(unaudited) Period Ended June 30,		Years Ended December 31,					Period Ended December 31,
	2024		2023	2022	2021	2020		2019(a)
Net asset value, beginning of period	$15.29		$13.52	$16.31	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.04	(0.01)	(0.03)	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	0.00	^	1.75	(2.78)	3.46	2.20		0.67

Total from investment operations	0.01		1.79	(2.79)	3.43	2.20		0.69
Less distributions from:
Net investment income	—		0.02	—	—	—		0.01

Total distributions	—		0.02	—	—	—		0.01

Net asset value, end of period	$15.30		$15.29	$13.52	$16.31	$12.88		$10.68

Total return (%)*	0.07		13.26	(17.11)	26.63	20.60		6.87
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.13		1.16	1.21	1.25	1.22		3.92
Expenses, net of waivers and reimbursements	0.95		0.95	0.95	0.95	0.95		0.95
Net investment income (loss), before waivers and reimbursements	(0.06)		0.09	(0.32)	(0.47)	(0.27)		(2.23)
Net investment income (loss), net of waivers and reimbursements	0.12		0.30	(0.06)	(0.17)	—		0.74
Class I net assets at the end of the period (in thousands)	$110,251		$101,972	$87,540	$61,433	$22,958		$1,655
Portfolio turnover rate (%)*	29		41	50	45	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class R6

	Period Ended June 30,	Years Ended December 31,					Period Ended December 31,
	2024	2023	2022	2021	2020		2019(a)
Net asset value, beginning of period	$15.30	$13.53	$16.32	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.05	0.00 ^	(0.02)	0.01		0.01
Net realized and unrealized gain (loss) on investments	0.01	1.75	(2.79)	3.46	2.19		0.68

Total from investment operations	0.02	1.80	(2.79)	3.44	2.20		0.69
Less distributions from:
Net investment income	—	0.03	—	—	0.00	^	0.01

Total distributions	—	0.03	—	—	0.00	^	0.01

Net asset value, end of period	$15.32	$15.30	$13.53	$16.32	$12.88		$10.68

Total return (%)*	0.13	13.30	(17.10)	26.71	20.60		6.88
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	0.99	1.01	1.05	1.16	1.07		3.92
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90		0.90
Net investment income (loss), before waivers and reimbursements	0.07	0.24	(0.14)	(0.37)	(0.11)		(2.71)
Net investment income (loss), net of waivers and reimbursements	0.16	0.35	0.01	(0.11)	0.06		0.31
Class R6 net assets at the end of the period (in thousands)	$87,233	$94,208	$56,681	$31,347	$7,087		$4,933
Portfolio turnover rate (%)*	29	41	50	45	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	91

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund (continued)

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

92	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$25.92	$23.96	$32.27	$32.96	$25.41	$20.97
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.16)	(0.23)	(0.36)	(0.24)	(0.20)
Net realized and unrealized gain (loss) on investments	0.41	4.35	(7.22)	2.90	8.37	6.56

Total from investment operations	0.31	4.19	(7.45)	2.54	8.13	6.36
Less distributions from:
Net realized gain	—	2.23	0.86	3.23	0.58	1.92

Total distributions	—	2.23	0.86	3.23	0.58	1.92

Net asset value, end of period	$26.23	$25.92	$23.96	$32.37	$32.96	$25.41

Total return (%)*	1.20	17.64	(23.11)	8.27	32.04	30.41
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.37	1.39	1.43	1.43	1.45	1.43
Expenses, net of waivers and reimbursements	1.24	1.28	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.86)	(0.72)	(0.96)	(1.10)	(1.01)	(0.88)
Net investment income (loss), net of waivers and reimbursements	(0.73)	(0.61)	(0.88)	(1.02)	(0.91)	(0.80)
Class N net assets at the end of the period (in thousands)	$94,003	$107,791	$110,241	$232,166	$314,572	$334,017
Portfolio turnover rate (%)*	24	49	49	38	55	56

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$28.29	$25.91	$34.72	$35.13	$26.99	$22.12
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.10)	(0.18)	(0.29)	(0.19)	(0.14)
Net realized and unrealized gain (loss) on investments	0.45	4.71	(7.77)	3.11	8.91	6.93

Total from investment operations	0.38	4.61	(7.95)	2.82	8.72	6.79
Less distributions from:
Net realized gain	—	2.23	0.86	3.23	0.58	1.92

Total distributions	—	2.23	0.86	3.23	0.58	1.92

Net asset value, end of period	$28.67	$28.29	$25.91	$34.72	$35.13	$26.99

Total return (%)*	1.34	17.93	(22.92)	8.56	32.35	30.77
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.12	1.14	1.17	1.16	1.17	1.16
Expenses, net of waivers and reimbursements	0.99	1.03	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.60)	(0.47)	(0.70)	(0.83)	(0.73)	(0.59)
Net investment income (loss), net of waivers and reimbursements	(0.47)	(0.36)	(0.63)	(0.77)	(0.66)	(0.53)
Class I net assets at the end of the period (in thousands)	$1,324,474	$1,437,622	$1,509,931	$2,487,862	$3,139,290	$2,531,823
Portfolio turnover rate (%)*	24	49	49	38	55	56

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	93

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$28.39	$25.99	$34.79	$35.18	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.09)	(0.15)	(0.26)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	0.45	4.72	(7.79)	3.10	8.92	2.26

Total from investment operations	0.39	4.63	(7.94)	2.84	8.75	2.17
Less distributions from:
Net realized gain	—	2.23	0.86	3.23	0.58	1.92

Total distributions	—	2.23	0.86	3.23	0.58	1.92

Net asset value, end of period	$28.78	$28.39	$25.99	$34.79	$35.18	$27.01

Total return (%)*	1.34	17.95	(22.84)	8.60	32.44	8.17
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	0.99	1.01	1.05	1.03	1.05	1.05
Expenses, net of waivers and reimbursements	0.94	0.97	1.05	1.03	1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.47)	(0.36)	(0.55)	(0.69)	(0.61)	(0.46)
Net investment income (loss), net of waivers and reimbursements	(0.42)	(0.32)	(0.55)	(0.69)	(0.61)	(0.46)
Class R6 net assets at the end of the period (in thousands)	$445,657	$449,782	$392,153	$328,034	$123,220	$39,974
Portfolio turnover rate (%)*	24	49	49	38	55	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

94	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class I

	(unaudited) Period Ended June 30,	Period Ended December 31,
	2024	2023(a)
Net asset value, beginning of period	$10.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.05
Net realized and unrealized gain (loss) on investments	(0.17)	0.60

Total from investment operations	(0.08)	0.65
Less distributions from:
Net investment income	—	0.05

Total distributions	—	0.05

Net asset value, end of period	$10.52	$10.60

Total return (%)*	(0.75)	6.45
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	6.48	10.69
Expenses, net of waivers and reimbursements	0.85	0.85
Net investment income (loss), before waivers and reimbursements	(4.02)	(8.48)
Net investment income (loss), net of waivers and reimbursements	1.61	1.36
Class I net assets at the end of the period (in thousands)	$116	$84
Portfolio turnover rate (%)*	29	33

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class R6

	(unaudited) Period Ended June 30,	Period Ended December 31,
	2024	2023(a)
Net asset value, beginning of period	$10.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.05
Net realized and unrealized gain (loss) on investments	(0.14)	0.60

Total from investment operations	(0.08)	0.65
Less distributions from:
Net investment income	—	0.05

Total distributions	—	0.05

Net asset value, end of period	$10.52	$10.60

Total return (%)*	(0.75)	6.50
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	6.45	10.66
Expenses, net of waivers and reimbursements	0.80	0.80
Net investment income (loss), before waivers and reimbursements	(4.45)	(8.49)
Net investment income (loss), net of waivers and reimbursements	1.20	1.37
Class R6 net assets at the end of the period (in thousands)	$2,574	$1,497
Portfolio turnover rate (%)*	29	33

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	95

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund (continued)

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

96	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$27.36	$24.01	$31.90	$34.49	$27.75	$23.23
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.18)	(0.27)	(0.45)	(0.29)	(0.24)
Net realized and unrealized gain (loss) on investments	2.22	4.03	(6.61)	4.56	10.86	5.40

Total from investment operations	2.12	3.85	(6.88)	4.11	10.57	5.16
Less distributions from:
Net realized gain	—	0.50	1.01	6.70	3.83	0.64

Total distributions	—	0.50	1.01	6.70	3.83	0.64

Net asset value, end of period	$29.48	$27.36	$24.01	$31.90	$34.49	$27.75

Total return (%)*	7.71	16.06	(21.59)	12.91	38.32	22.26
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.38	1.46	1.55	1.56	1.58	1.54
Expenses, net of waivers and reimbursements	1.24	1.33	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.83)	(0.83)	(1.08)	(1.24)	(1.10)	(0.92)
Net investment income (loss), net of waivers and reimbursements	(0.69)	(0.70)	(1.03)	(1.18)	(1.02)	(0.88)
Class N net assets at the end of the period (in thousands)	$128,026	$122,370	$114,324	$179,739	$180,635	$180,706
Portfolio turnover rate (%)*	29	55	45	49	71	51

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$32.64	$28.49	$37.52	$39.36	$31.19	$25.99
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.13)	(0.24)	(0.41)	(0.24)	(0.19)
Net realized and unrealized gain (loss) on investments	2.63	4.78	(7.78)	5.27	12.24	6.03

Total from investment operations	2.56	4.65	(8.02)	4.86	12.00	5.84
Less distributions from:
Net realized gain	—	0.50	1.01	6.70	3.83	0.64

Total distributions	—	0.50	1.01	6.70	3.83	0.64

Net asset value, end of period	$35.20	$32.64	$28.49	$37.52	$39.36	$31.19

Total return (%)*	7.84	16.35	(21.39)	13.22	38.68	22.51
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.11	1.18	1.28	1.25	1.30	1.27
Expenses, net of waivers and reimbursements	0.99	1.07	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.55)	(0.54)	(0.81)	(0.93)	(0.82)	(0.65)
Net investment income (loss), net of waivers and reimbursements	(0.43)	(0.43)	(0.78)	(0.93)	(0.77)	(0.63)
Class I net assets at the end of the period (in thousands)	$484,640	$445,483	$303,016	$402,629	$390,511	$423,881
Portfolio turnover rate (%)*	29	55	45	49	71	51

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	97

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$32.76	$28.57	$37.60	$39.40	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.12)	(0.21)	(0.37)	(0.23)	(0.11)
Net realized and unrealized gain (loss) on investments	2.64	4.81	(7.81)	5.27	12.26	0.95

Total from investment operations	2.58	4.69	(8.02)	4.90	12.03	0.84
Less distributions from:
Net realized gain	—	0.50	1.01	6.70	3.83	0.64

Total distributions	—	0.50	1.01	6.70	3.83	0.64

Net asset value, end of period	$35.34	$32.76	$28.57	$37.60	$39.40	$31.20

Total return (%)*	7.88	16.44	(21.35)	13.31	38.76	2.75
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.00	1.06	1.18	1.16	1.19	1.18
Expenses, net of waivers and reimbursements	0.94	1.02	1.18	1.16	1.19	1.18
Net investment income (loss), before waivers and reimbursements	(0.44)	(0.42)	(0.70)	(0.84)	(0.71)	(0.51)
Net investment income (loss), net of waivers and reimbursements	(0.38)	(0.38)	(0.70)	(0.84)	(0.71)	(0.51)
Class R6 net assets at the end of the period (in thousands)	$209,951	$180,058	$112,497	$127,710	$103,462	$69,950
Portfolio turnover rate (%)*	29	55	45	49	71	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

98	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,		Period Ended December 31,		Period Ended October 31,
	2024	2023	2022	2021(b)		2021(a)
Net Asset Value, beginning of period	$29.78	$27.76	$33.63	$33.49		$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.21	0.15	0.00	^	0.05
Net realized and unrealized gain (loss) on investments	(0.72)	2.72	(3.98)	1.37		1.29

Total from investment operations	(0.61)	2.93	(3.83)	1.37		1.34
Less distributions from:
Net investment income	—	0.18	0.12	—		—
Net realized gain	—	0.73	1.92	1.23		—

Total distributions	—	0.91	2.04	1.23		—

Net asset value, end of period	$29.17	$29.78	$27.76	$33.63		$33.49

Total return (%)*	(2.05)	10.59	(11.36)	4.24		4.17
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.15	1.11	1.15	1.26		1.17
Expenses, net of waivers and reimbursements	1.15	1.11	1.15	1.15		1.15
Net investment income (loss), before waivers and reimbursements	0.78	0.76	0.48	(0.05)		0.51
Net investment income (loss), net of waivers and reimbursements	0.78	0.76	0.48	0.06		0.53
Class N net assets at the end of the year (in thousands)	$2,441	$2,591	$2,648	$3,313		$9,805
Portfolio turnover rate (%)*	13	27	25	7		35

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

(b)	For the period from November 1, 2021 to December 31, 2021.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

^	Amount is less than $0.005 per share.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	99

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund (continued)

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,		Period Ended December 31,	Years Ended October 31,
	2024	2023	2022	2021(a)	2021	2020	2019
Net Asset Value, beginning of period	$29.74	$27.72	$33.58	$33.52	$23.79	$28.84	$31.53
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.28	0.22	0.03	0.18	0.09	0.18
Net realized and unrealized gain (loss) on investments	(0.73)	2.72	(3.96)	1.35	12.91	(3.89)	1.59

Total from investment operations	(0.58)	3.00	(3.74)	1.38	13.09	(3.80)	1.77
Less distributions from:
Net investment income	—	0.25	0.20	0.09	0.11	0.07	0.15
Net realized gain	—	0.73	1.92	1.23	3.25	1.18	4.31

Total distributions	—	0.98	2.12	1.32	3.36	1.25	4.46

Net asset value, end of period	$29.16	$29.74	$27.72	$33.58	$33.52	$23.79	$28.84

Total return (%)*	(1.95)	10.86	(11.12)	4.31	55.32	(13.91)	8.60
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	0.92	0.92	0.94	0.82	0.86	0.89	0.93
Expenses, net of waivers and reimbursements	0.89	0.89	0.89	0.82	0.86	0.89	0.93
Net investment income (loss), before waivers and reimbursements	1.02	0.95	0.67	0.55	0.52	0.37	0.63
Net investment income (loss), net of waivers and reimbursements	1.05	0.98	0.72	0.55	0.52	0.37	0.63
Class I net assets at the end of the year (in thousands)	$815,195	$813,809	$758,104	$1,059,157	$1,143,150	$1,181,409	$908,831
Portfolio turnover rate (%)*	13	27	25	7	35	27	31

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

(a)	For the period from November 1, 2021 to December 31, 2021.

See accompanying Notes to Financial Statements.

100	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,		Period Ended December 31,	Period Ended October 31,
	2024	2023	2022	2021(b)	2021(a)
Net Asset Value, beginning of period	$29.73	$27.71	$33.58	$33.53	$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.30	0.26	0.03	0.06
Net realized and unrealized gain (loss) on investments	(0.73)	2.73	(3.98)	1.35	1.32

Total from investment operations	(0.56)	3.03	(3.72)	1.38	1.38
Less distributions from:
Net investment income	—	0.28	0.23	0.10	—
Net realized gain	—	0.73	1.92	1.23	—

Total distributions	—	1.01	2.15	1.33	—

Net asset value, end of period	$29.17	$29.73	$27.71	$33.58	$33.53

Total return (%)*	(1.88)	10.96	(11.06)	4.33	4.26
Ratios to average daily net assets (%):**
Expenses	0.79	0.79	0.81	0.78	0.78
Net investment income (loss)	1.15	1.08	0.85	0.59	0.64
Class R6 net assets at the end of the year (in thousands)	$498,334	$491,646	$453,456	$1,006,928	$867,272
Portfolio turnover rate (%)*	13	27	25	7	35

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

(b)	For the period from November 1, 2021 to December 31, 2021.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

On July 16, 2021, Small Cap Value Fund (the Fund) acquired the assets and assumed the liabilities of the ICM Small Company Portfolio (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund, in a reorganization (the “Reorganization”). In the Reorganization, former shareholders of the Predecessor Fund received Class I shares of the Fund. The Predecessor Fund was advised by Investment Counselors of Maryland, LLC, which was acquired by the Adviser. The Predecessor Fund’s (Institutional Class shares) performance and financial history have been adopted by Class I shares of the Fund following the Reorganization and are being used going forward from the date of the Reorganization. The performance of Class I shares of the Fund therefore reflects the performance of the Predecessor Fund prior to the Reorganization. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of Class I shares of the Fund, which were different than those of the Predecessor Fund. Because the Fund had different fees and expenses than the Predecessor Fund, the Predecessor Fund would therefore have had different performance results if it was subject to the Fund’s fees and expenses.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	101

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N

	(unaudited) Period Ended June 30,		Years Ended December 31,
	2024		2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.21		$13.24	$19.17	$17.41	$14.92	$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	(0.02)	(0.04)	(0.11)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	1.21		3.01	(5.61)	2.96	4.74	3.61

Total from investment operations	1.21		2.99	(5.65)	2.85	4.68	3.62
Less distributions from:
Net investment income	—		—	—	—	—	0.03
Net realized gain	—		1.02	0.28	1.09	2.19	0.14

Total distributions	—		1.02	0.28	1.09	2.19	0.17

Net asset value, end of period	$16.42		$15.21	$13.24	$19.17	$17.41	$14.92

Total return (%)*	7.96		22.67	(29.49)	16.55	31.50	31.57
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.43		1.42	1.45	1.38	1.45	1.39
Expenses, net of waivers and reimbursements	1.15		1.15	1.15	1.15	1.15	1.20
Net investment income (loss), before waivers and reimbursements	(0.22)		(0.43)	(0.60)	(0.79)	(0.67)	(0.10)
Net investment income (loss), net of waivers and reimbursements	0.06		(0.16)	(0.30)	(0.56)	(0.37)	0.09
Class N net assets at the end of the period (in thousands)	$9,054		$8,253	$8,317	$13,709	$11,861	$8,910
Portfolio turnover rate (%)*	22		36	15	18	27	27

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.38	$13.35	$19.28	$17.47	$14.93	$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01	(0.01)	(0.06)	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	1.22	3.05	(5.63)	2.96	4.74	3.61

Total from investment operations	1.24	3.06	(5.64)	2.90	4.73	3.66
Less distributions from:
Net investment income	—	0.01	0.01	—	0.00 ^	0.06
Net realized gain	—	1.02	0.28	1.09	2.19	0.14

Total distributions	—	1.03	0.29	1.09	2.19	0.20

Net asset value, end of period	$16.62	$15.38	$13.35	$19.28	$17.47	$14.93

Total return (%)*	8.06	22.99	(29.28)	16.78	31.86	31.96
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.13	1.14	1.12	1.07	1.12	1.07
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90	0.95
Net investment income (loss), before waivers and reimbursements	0.07	(0.17)	(0.27)	(0.49)	(0.31)	0.22
Net investment income (loss), net of waivers and reimbursements	0.30	0.07	(0.05)	(0.32)	(0.09)	0.34
Class I net assets at the end of the period (in thousands)	$79,302	$76,915	$69,987	$124,488	$107,375	$114,666
Portfolio turnover rate (%)*	22	36	15	18	27	27

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

102	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.39	$13.35	$19.30	$17.47	$14.93	$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	(0.01)	(0.05)	0.02	0.06
Net realized and unrealized gain (loss) on investments	1.21	3.05	(5.64)	2.97	4.72	3.61

Total from investment operations	1.24	3.07	(5.65)	2.92	4.74	3.67
Less distributions from:
Net investment income	—	0.01	0.02	—	0.01	0.07
Net realized gain	—	1.02	0.28	1.09	2.19	0.14

Total distributions	—	1.03	0.30	1.09	2.20	0.21

Net asset value, end of period	$16.63	$15.39	$13.35	$19.30	$17.47	$14.93

Total return (%)*	8.06	23.13	(29.30)	16.90	31.91	32.02
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.05	1.05	1.05	0.99	1.06	1.01
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.85	0.90
Net investment income (loss), before waivers and reimbursements	0.15	(0.08)	(0.30)	(0.40)	(0.10)	0.32
Net investment income (loss), net of waivers and reimbursements	0.35	0.12	(0.10)	(0.26)	0.11	0.43
Class R6 net assets at the end of the period (in thousands)	$15,268	$15,287	$13,255	$5,585	$2,946	$48,133
Portfolio turnover rate (%)*	22	36	15	18	27	27

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	103

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.45	$17.28	$24.28	$22.69	$18.08	$13.80
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.04	(0.12)	(0.04)	0.09
Net realized and unrealized gain (loss) on investments	1.06	2.16	(7.01)	2.35	4.82	4.25

Total from investment operations	1.13	2.21	(6.97)	2.23	4.78	4.34
Less distributions from:
Net investment income	—	0.04	—	0.00 ^	—	0.06
Net realized gain	—	—	0.03	0.64	0.17	—

Total distributions	—	0.04	0.03	0.64	0.17	0.06

Net asset value, end of period	$20.58	$19.45	$17.28	$24.28	$22.69	$18.08

Total return (%)*	5.81	12.77	(28.70)	9.93	26.45	31.46
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.24	1.26	1.26	1.30	1.31	1.32
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15	1.15	1.18
Net investment income (loss), before waivers and reimbursements	0.65	0.17	0.09	(0.65)	(0.39)	0.44
Net investment income (loss), net of waivers and reimbursements	0.74	0.28	0.20	(0.50)	(0.23)	0.58
Class N net assets at the end of the period (in thousands)	$31,340	$34,162	$35,966	$47,234	$19,586	$11,163
Portfolio turnover rate (%)*	27	50	55	18	34	20

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.60	$17.41	$24.41	$22.80	$18.13	$13.84
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.10	0.08	(0.06)	(0.00)^	0.12
Net realized and unrealized gain (loss) on investments	1.07	2.18	(7.05)	2.36	4.85	4.27

Total from investment operations	1.17	2.28	(6.97)	2.30	4.85	4.39
Less distributions from:
Net investment income	—	0.09	—	0.05	0.01	0.10
Net realized gain	—	—	0.03	0.64	0.17	—

Total distributions	—	0.09	0.03	0.69	0.18	0.10

Net asset value, end of period	$20.77	$19.60	$17.41	$24.41	$22.80	$18.13

Total return (%)*	5.97	13.09	(28.55)	10.17	26.77	31.76
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.02	1.04	1.04	0.99	1.01	1.01
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90	0.93
Net investment income (loss), before waivers and reimbursements	0.91	0.39	0.28	(0.33)	(0.11)	0.64
Net investment income (loss), net of waivers and reimbursements	1.03	0.53	0.42	(0.24)	(0.00)	0.72
Class I net assets at the end of the period (in thousands)	$527,432	$413,373	$369,171	$591,500	$393,596	$181,617
Portfolio turnover rate (%)*	27	50	55	18	34	20

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

104	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.62	$17.42	$24.41	$22.80	$18.12	$13.83
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.11	0.09	(0.04)	0.02	0.14
Net realized and unrealized gain (loss) on investments	1.06	2.19	(7.05)	2.35	4.85	4.26

Total from investment operations	1.17	2.30	(6.96)	2.31	4.87	4.40
Less distributions from:
Net investment income	—	0.10	—	0.06	0.02	0.11
Net realized gain	—	—	0.03	0.64	0.17	—

Total distributions	—	0.10	0.03	0.70	0.19	0.11

Net asset value, end of period	$20.79	$19.62	$17.42	$24.41	$22.80	$18.12

Total return (%)*	5.96	13.20	(28.51)	10.22	26.88	31.83
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	0.91	0.91	0.92	0.91	0.92	0.93
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.85	0.88
Net investment income (loss), before waivers and reimbursements	0.99	0.52	0.44	(0.24)	0.03	0.80
Net investment income (loss), net of waivers and reimbursements	1.05	0.58	0.51	(0.18)	0.10	0.85
Class R6 net assets at the end of the period (in thousands)	$614,025	$636,401	$599,084	$667,996	$687,171	$461,124
Portfolio turnover rate (%)*	27	50	55	18	34	20

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	105

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$27.73	$24.92	$37.57	$38.75	$29.68	$23.04
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.14	0.11	(0.28)	(0.16)	0.09
Net realized and unrealized gain (loss) on investments	1.14	3.61	(10.78)	3.51	9.55	6.87

Total from investment operations	1.24	3.75	(10.67)	3.23	9.39	6.96
Less distributions from:
Net investment income	—	0.19	0.02	—	0.06	0.32
Net realized gain	—	0.75	1.96	4.41	0.26	—

Total distributions	—	0.94	1.98	4.41	0.32	0.32

Net asset value, end of period	$28.97	$27.73	$24.92	$37.57	$38.75	$29.68

Total return (%)*	4.47	15.12	(28.51)	8.68	31.64	30.24
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.40	1.39	1.40	1.46	1.47	1.45
Expenses, net of waivers and reimbursements	1.24	1.24	1.31	1.45	1.45	1.45
Net investment income (loss), before waivers and reimbursements	0.51	0.36	0.30	(0.68)	(0.56)	0.34
Net investment income (loss), net of waivers and reimbursements	0.67	0.51	0.39	(0.67)	(0.54)	0.34
Class N net assets at the end of the period (in thousands)	$290,777	$292,273	$301,485	$293,481	$288,976	$494,788
Portfolio turnover rate (%)*	18	42	50	19	27	34

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

106	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

International Growth Fund (continued)

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$28.67	$25.74	$38.68	$39.65	$30.38	$23.56
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.21	0.24	(0.15)	(0.08)	0.18
Net realized and unrealized gain (loss) on investments	1.18	3.73	(11.16)	3.59	9.79	7.03

Total from investment operations	1.32	3.94	(10.92)	3.44	9.71	7.21
Less distributions from:
Net investment income	—	0.26	0.06	—	0.18	0.39
Net realized gain	—	0.75	1.96	4.41	0.26	—

Total distributions	—	1.01	2.02	4.41	0.44	0.39

Net asset value, end of period	$29.99	$28.67	$25.74	$38.68	$39.65	$30.38

Total return (%)*	4.60	15.38	(28.33)	9.01	31.99	30.66
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.10	1.10	1.12	1.14	1.16	1.14
Expenses, net of waivers and reimbursements	0.99	0.99	1.06	1.14	1.16	1.14
Net investment income (loss), before waivers and reimbursements	0.82	0.65	0.76	(0.36)	(0.24)	0.65
Net investment income (loss), net of waivers and reimbursements	0.93	0.76	0.82	(0.36)	(0.24)	0.65
Class I net assets at the end of the period (in thousands)	$1,036,028	$992,759	$981,813	$1,702,775	$1,914,460	$1,552,355
Portfolio turnover rate (%)*	18	42	50	19	27	34

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	107

Financial Highlights — For a share outstanding throughout each period

International Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$28.70	$25.76	$38.72	$39.66	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.23	0.21	(0.11)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	1.18	3.73	(11.13)	3.58	9.83	3.27

Total from investment operations	1.32	3.96	(10.92)	3.47	9.76	3.22
Less distributions from:
Net investment income	—	0.27	0.08	—	0.21	0.41
Net realized gain	—	0.75	1.96	4.41	0.26	—

Total distributions	—	1.02	2.04	4.41	0.47	0.41

Net asset value, end of period	$30.02	$28.70	$25.76	$38.72	$39.66	$30.37

Total return (%)*	4.60	15.47	(28.30)	9.09	32.16	11.71
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.00	1.00	1.03	1.06	1.07	1.06
Expenses, net of waivers and reimbursements	0.94	0.94	1.01	1.06	1.07	1.06
Net investment income (loss), before waivers and reimbursements	0.92	0.76	0.69	(0.25)	(0.23)	(0.26)
Net investment income (loss), net of waivers and reimbursements	0.98	0.82	0.71	(0.25)	(0.23)	(0.26)
Class R6 net assets at the end of the period (in thousands)	$148,789	$146,072	$151,338	$126,641	$109,214	$61,916
Portfolio turnover rate (%)*	18	42	50	19	27	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

108	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.40	$12.82	$19.03	$20.37	$17.35	$13.40
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.11	(0.05)	(0.01)	0.12
Net realized and unrealized gain (loss) on investments	0.59	1.85	(5.47)	1.86	5.60	4.00

Total from investment operations	0.66	1.94	(5.36)	1.81	5.59	4.12
Less distributions from:
Net investment income	—	0.13	0.06	—	0.02	0.17
Net realized gain	—	0.23	0.79	3.15	2.55	—

Total distributions	—	0.36	0.85	3.15	2.57	0.17

Net asset value, end of period	$15.06	$14.40	$12.82	$19.03	$20.37	$17.35

Total return (%)*	4.58	15.20	(28.28)	9.39	32.47	30.75
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.00	1.00	1.01	1.01	1.00	0.99
Expenses, net of waivers and reimbursements	0.94	0.94	0.98	1.01	1.00	0.99
Net investment income (loss), before waivers and reimbursements	0.92	0.61	0.71	(0.22)	(0.04)	0.77
Net investment income (loss), net of waivers and reimbursements	0.98	0.67	0.74	(0.22)	(0.04)	0.77
Net assets at the end of the period (in thousands)	$972,862	$929,474	$908,732	$1,281,843	$1,326,482	$1,892,911
Portfolio turnover rate (%)*	19	44	55	19	31	35

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	109

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.21	$10.74	$16.56	$17.45	$13.85	$10.36
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.00 ^	(0.12)	(0.05)	0.05
Net realized and unrealized gain (loss) on investments	(0.30)	1.51	(5.82)	1.91	4.01	3.45

Total from investment operations	(0.27)	1.55	(5.82)	1.79	3.96	3.50
Less distributions from:
Net investment income	—	0.08	—	—	—	0.01
Net realized gain	—	—	—	2.68	0.36	—

Total distributions	—	0.08	—	2.68	0.36	0.01

Net asset value, end of period	$11.94	$12.21	$10.74	$16.56	$17.45	$13.85

Total return (%)*	(2.21)	14.42	(35.14)	10.87	28.68	33.81
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.52	1.53	1.49	1.46	1.52	1.48
Expenses, net of waivers and reimbursements	1.35	1.42	1.49	1.46	1.52	1.48
Net investment income (loss), before waivers and reimbursements	0.39	0.28	0.04	(0.67)	(0.36)	0.45
Net investment income (loss), net of waivers and reimbursements	0.56	0.39	0.04	(0.67)	(0.36)	0.45
Class N net assets at the end of the period (in thousands)	$1,400	$1,547	$1,638	$3,540	$3,101	$3,650
Portfolio turnover rate (%)*	23	37	51	52	63	38

^	Amount is less than $0.005 per share.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.40	$10.90	$16.80	$17.66	$13.98	$10.45
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.03	(0.07)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	(0.32)	1.54	(5.91)	1.93	4.06	3.48

Total from investment operations	(0.27)	1.61	(5.88)	1.86	4.05	3.57
Less distributions from:
Net investment income	—	0.11	0.02	0.04	0.01	0.04
Net realized gain	—	—	—	2.68	0.36	—

Total distributions	—	0.11	0.02	2.72	0.37	0.04

Net asset value, end of period	$12.13	$12.40	$10.90	$16.80	$17.66	$13.98

Total return (%)*	(2.10)	14.70	(34.99)	11.17	29.04	34.22
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.23	1.25	1.23	1.19	1.25	1.21
Expenses, net of waivers and reimbursements	1.10	1.17	1.23	1.19	1.25	1.21
Net investment income (loss), before waivers and reimbursements	0.70	0.54	0.28	(0.40)	(0.05)	0.75
Net investment income (loss), net of waivers and reimbursements	0.83	0.62	0.28	(0.40)	(0.05)	0.75
Class I net assets at the end of the period (in thousands)	$88,853	$103,520	$98,330	$136,573	$145,283	$142,951
Portfolio turnover rate (%)*	23	37	51	52	63	38

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

110	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020		2019
Net asset value, beginning of period	$12.47	$10.97	$16.91	$17.76	$14.05		$10.50
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.05	(0.06)	0.00	^	0.11
Net realized and unrealized gain (loss) on investments	(0.30)	1.54	(5.96)	1.95	4.09		3.49

Total from investment operations	(0.25)	1.62	(5.91)	1.89	4.09		3.60
Less distributions from:
Net investment income	—	0.12	0.03	0.06	0.02		0.05
Net realized gain	—	—	—	2.68	0.36		—

Total distributions	—	0.12	0.03	2.74	0.38		0.05

Net asset value, end of period	$12.22	$12.47	$10.97	$16.91	$17.76		$14.05

Total return (%)*	(2.09)	14.76	(34.94)	11.27	29.23		34.32
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.14	1.15	1.14	1.10	1.14		1.12
Expenses, net of waivers and reimbursements	1.05	1.12	1.14	1.10	1.14		1.12
Net investment income (loss), before waivers and reimbursements	0.77	0.64	0.38	(0.31)	0.02		0.86
Net investment income (loss), net of waivers and reimbursements	0.86	0.67	0.38	(0.31)	0.02		0.86
Class R6 net assets at the end of the period (in thousands)	$101,484	$135,679	$134,982	$243,398	$188,497		$162,465
Portfolio turnover rate (%)*	23	37	51	52	63		38

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	111

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.72	$8.29	$11.33	$13.26	$10.51	$8.26
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.02	(0.06)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	0.35	0.43	(2.98)	(0.98)	2.88	2.28

Total from investment operations	0.38	0.48	(2.96)	(1.04)	2.86	2.31
Less distributions from:
Net investment income	—	0.05	—	0.01	—	0.04
Net realized gain	—	—	0.08	0.88	0.11	0.02

Total distributions	—	0.05	0.08	0.89	0.11	0.06

Net asset value, end of period	$9.10	$8.72	$8.29	$11.33	$13.26	$10.51

Total return (%)*	4.47	5.85	(26.11)	(7.69)	27.23	27.98
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.47	1.46	1.48	1.56	1.63	1.62
Expenses, net of waivers and reimbursements	1.24	1.24	1.29	1.40	1.40	1.45
Net investment income (loss), before waivers and reimbursements	0.47	0.41	0.05	(0.64)	(0.45)	0.17
Net investment income (loss), net of waivers and reimbursements	0.70	0.63	0.24	(0.48)	(0.22)	0.34
Class N net assets at the end of the period (in thousands)	$970	$1,007	$1,092	$2,096	$1,803	$1,856
Portfolio turnover rate (%)*	35	44	42	40	47	33

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.76	$8.32	$11.33	$13.28	$10.52	$8.27
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.09	0.06	(0.04)	(0.00)^	0.06
Net realized and unrealized gain (loss) on investments	0.35	0.42	(2.99)	(0.98)	2.89	2.29

Total from investment operations	0.39	0.51	(2.93)	(1.02)	2.89	2.35
Less distributions from:
Net investment income	—	0.07	—	0.05	0.02	0.08
Net realized gain	—	—	0.08	0.88	0.11	0.02

Total distributions	—	0.07	0.08	0.93	0.13	0.10

Net asset value, end of period	$9.15	$8.76	$8.32	$11.33	$13.28	$10.52

Total return (%)*	4.45	6.13	(25.84)	(7.48)	27.52	28.36
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.22	1.18	1.19	1.28	1.33	1.29
Expenses, net of waivers and reimbursements	0.99	0.99	1.05	1.15	1.15	1.20
Net investment income (loss), before waivers and reimbursements	0.69	0.82	0.46	(0.40)	(0.21)	0.53
Net investment income (loss), net of waivers and reimbursements	0.92	1.01	0.60	(0.27)	(0.03)	0.62
Class I net assets at the end of the period (in thousands)	$11,845	$13,772	$29,682	$42,750	$62,319	$45,090
Portfolio turnover rate (%)*	35	44	42	40	47	33

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

112	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020		2019
Net asset value, beginning of period	$8.75	$8.31	$11.32	$13.26	$10.51		$8.26
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.09	0.06	(0.02)	0.00	^	0.06
Net realized and unrealized gain (loss) on investments	0.35	0.42	(2.99)	(0.98)	2.89		2.29

Total from investment operations	0.39	0.51	(2.93)	(1.00)	2.89		2.35
Less distributions from:
Net investment income	—	0.07	—	0.06	0.03		0.08
Net realized gain	—	—	0.08	0.88	0.11		0.02

Total distributions	—	0.07	0.08	0.94	0.14		0.10

Net asset value, end of period	$9.14	$8.75	$8.31	$11.32	$13.26		$10.51

Total return (%)*	4.46	6.22	(25.86)	(7.35)	27.50		28.45
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.10	1.08	1.11	1.20	1.26		1.23
Expenses, net of waivers and reimbursements	0.94	0.94	1.00	1.10	1.10		1.15
Net investment income (loss), before waivers and reimbursements	0.86	0.90	0.50	(0.26)	(0.11)		0.57
Net investment income (loss), net of waivers and reimbursements	1.02	1.04	0.61	(0.16)	0.05		0.65
Class R6 net assets at the end of the period (in thousands)	$190,804	$238,806	$321,319	$428,839	$198,015		$191,337
Portfolio turnover rate (%)*	35	44	42	40	47		33

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	113

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.35	$10.35	$15.55	$18.42	$13.67	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.02	(0.13)	(0.09)	0.11
Net realized and unrealized gain (loss) on investments	1.39	0.97	(5.20)	0.62	5.60	2.98

Total from investment operations	1.42	1.03	(5.18)	0.49	5.51	3.09
Less distributions from:
Net investment income	—	0.03	—	—	—	0.16
Net realized gain	—	—	0.02	3.36	0.76	0.40

Total distributions	—	0.03	0.02	3.36	0.76	0.56

Net asset value, end of period	$12.77	$11.35	$10.35	$15.55	$18.42	$13.67

Total return (%)*	12.60	9.99	(33.33)	2.97	40.43	27.89
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.43	1.46	1.50	1.55	1.55	1.51
Expenses, net of waivers and reimbursements	1.24	1.24	1.36	1.55	1.55	1.51
Net investment income (loss), before waivers and reimbursements	0.28	0.38	0.07	(0.65)	(0.60)	0.84
Net investment income (loss), net of waivers and reimbursements	0.47	0.60	0.21	(0.65)	(0.60)	0.84
Class N net assets at the end of the period (in thousands)	$14,996	$13,748	$14,664	$28,565	$18,606	$7,804
Portfolio turnover rate (%)*	31	58	92	52	77	79

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.60	$10.58	$15.85	$18.66	$13.82	$11.25
Income (loss) from investment operations:
Net investment income ( loss)	0.04	0.09	0.05	(0.07)	(0.05)	0.14
Net realized and unrealized gain (loss) on investments	1.43	0.99	(5.30)	0.62	5.66	3.02

Total from investment operations	1.47	1.08	(5.25)	0.55	5.61	3.16
Less distributions from:
Net investment income	—	0.06	—	—	0.01	0.19
Net realized gain	—	—	0.02	3.36	0.76	0.40

Total distributions	—	0.06	0.02	3.36	0.77	0.59

Net asset value, end of period	$13.07	$11.60	$10.58	$15.85	$18.66	$13.82

Total return (%)*	12.67	10.23	(33.14)	3.25	40.72	28.29
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.19	1.20	1.24	1.27	1.30	1.26
Expenses, net of waivers and reimbursements	0.99	0.99	1.11	1.27	1.30	1.26
Net investment income (loss), before waivers and reimbursements	0.53	0.61	0.32	(0.37)	(0.33)	1.06
Net investment income (loss), net of waivers and reimbursements	0.73	0.82	0.45	(0.37)	(0.33)	1.06
Class I net assets at the end of the period (in thousands)	$200,511	$173,377	$174,884	$190,985	$113,697	$73,496
Portfolio turnover rate (%)*	31	58	92	52	77	79

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

114	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.74	$10.71	$16.04	$18.84	$13.94	$11.35
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.09	0.06	(0.05)	(0.03)	0.15
Net realized and unrealized gain (loss) on investments	1.45	1.01	(5.37)	0.63	5.71	3.04

Total from investment operations	1.50	1.10	(5.31)	0.58	5.68	3.19
Less distributions from:
Net investment income	—	0.07	—	0.02	0.02	0.20
Net realized gain	—	—	0.02	3.36	0.76	0.40

Total distributions	—	0.07	0.02	3.38	0.78	0.60

Net asset value, end of period	$13.24	$11.74	$10.71	$16.04	$18.84	$13.94

Total return (%)*	12.78	10.26	(33.13)	3.37	40.90	28.28
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.06	1.08	1.14	1.17	1.20	1.19
Expenses, net of waivers and reimbursements	0.94	0.94	1.06	1.17	1.20	1.19
Net investment income (loss), before waivers and reimbursements	0.64	0.68	0.41	(0.27)	(0.22)	1.17
Net investment income (loss), net of waivers and reimbursements	0.76	0.82	0.49	(0.27)	(0.22)	1.17
Class R6 net assets at the end of the period (in thousands)	$601,251	$635,716	$480,586	$822,288	$1,063,433	$708,892
Portfolio turnover rate (%)*	31	58	92	52	77	79

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	115

Financial Highlights — For a share outstanding throughout each period

Emerging Markets ex China Growth Fund

	Class I

	(unaudited) Period Ended June 30,	Year Ended December 31,	Period Ended December 31,
	2024	2023	2022(a)
Net asset value, beginning of period	$11.64	$9.41	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.02
Net realized and unrealized gain (loss) on investments	1.57	2.25	(0.61)

Total from investment operations	1.61	2.33	(0.59)
Less distributions from:
Net investment income	—	0.10	—

Total distributions	—	0.10	—

Net asset value, end of period	$13.25	$11.64	$9.41

Total return (%)*	13.83	24.75	(5.90)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	2.16	2.35	2.77
Expenses, net of waivers and reimbursements	0.99	0.99	0.99
Net investment income (loss), before waivers and reimbursements	(0.58)	(0.58)	(1.40)
Net investment income (loss), net of waivers and reimbursements	0.59	0.78	0.38
Class I net assets at the end of the period (in thousands)	$4,784	$2,841	$9
Portfolio turnover rate (%)*	39	55	64

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class R6

	(unaudited) Period Ended June 30,	Year Ended December 31,	Period Ended December 31,
	2024	2023	2022(a)
Net asset value, beginning of period	$11.65	$9.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.02
Net realized and unrealized gain (loss) on investments	1.58	2.25	(0.60)

Total from investment operations	1.62	2.33	(0.58)
Less distributions from:
Net investment income	—	0.10	—

Total distributions	—	0.10	—

Net asset value, end of period	$13.27	$11.65	$9.42

Total return (%)*	13.91	24.75	(5.80)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	2.07	2.26	2.78
Expenses, net of waivers and reimbursements	0.94	0.94	0.94
Net investment income (loss), before waivers and reimbursements	(0.49)	(0.53)	(1.42)
Net investment income (loss), net of waivers and reimbursements	0.64	0.79	0.42
Class R6 net assets at the end of the period (in thousands)	$20,526	$19,169	$13,024
Portfolio turnover rate (%)*	39	55	64

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

116	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Emerging Markets ex China Growth Fund (continued)

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	117

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.66	$16.13	$23.52	$22.22	$16.80	$13.96
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03	(0.01)	(0.20)	(0.06)	0.00	^
Net realized and unrealized gain (loss) on investments	1.94	3.51	(6.59)	3.53	5.48	2.84

Total from investment operations	2.00	3.54	(6.60)	3.33	5.42	2.84
Less distributions from:
Net investment income	—	0.01	—	—	—	—
Net realized gain	—	—	0.79	2.03	—	—

Total distributions	—	0.01	0.79	2.03	—	—

Net asset value, end of period	$21.66	$19.66	$16.13	$23.52	$22.22	$16.80

Total return (%)*	10.22	21.93	(28.12)	15.23	32.26	20.34
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.68	1.70	1.69	1.60	1.77	1.71
Expenses, net of waivers and reimbursements	1.40	1.45	1.55	1.55	1.55	1.55
Net investment income (loss), before waivers and reimbursements	0.27	(0.07)	(0.18)	(0.88)	(0.58)	(0.14)
Net investment income (loss), net of waivers and reimbursements	0.55	0.18	(0.04)	(0.83)	(0.36)	0.02
Class N net assets at the end of the period (in thousands)	$4,585	$3,857	$3,069	$4,262	$3,947	$4,025
Portfolio turnover rate (%)*	83	117	101	76	119	142

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.96	$16.37	$23.79	$22.40	$16.90	$14.03
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.04	(0.14)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	1.98	3.57	(6.67)	3.56	5.53	2.86

Total from investment operations	2.06	3.64	(6.63)	3.42	5.51	2.90
Less distributions from:
Net investment income	—	0.05	—	—	0.01	0.03
Net realized gain	—	—	0.79	2.03	—	—

Total distributions	—	0.05	0.79	2.03	0.01	0.03

Net asset value, end of period	$22.02	$19.96	$16.37	$23.79	$22.40	$16.90

Total return (%)*	10.32	22.25	(27.93)	15.51	32.60	20.58
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.40	1.43	1.40	1.31	1.45	1.40
Expenses, net of waivers and reimbursements	1.15	1.20	1.30	1.30	1.30	1.30
Net investment income (loss), before waivers and reimbursements	0.53	0.18	0.11	(0.59)	(0.25)	0.18
Net investment income (loss), net of waivers and reimbursements	0.78	0.41	0.21	(0.58)	(0.10)	0.28
Class I net assets at the end of the period (in thousands)	$158,775	$134,297	$108,401	$171,994	$151,302	$142,885
Portfolio turnover rate (%)*	83	117	101	76	119	142

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

118	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund (continued)

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.02	$16.41	$23.84	$22.44	$16.93	$14.06
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	0.05	(0.12)	(0.00)^	0.05
Net realized and unrealized gain (loss) on investments	1.99	3.59	(6.69)	3.56	5.53	2.86

Total from investment operations	2.07	3.67	(6.64)	3.44	5.53	2.91
Less distributions from:
Net investment income	—	0.06	—	0.01	0.02	0.04
Net realized gain	—	—	0.79	2.03	—	—

Total distributions	—	0.06	0.79	2.04	0.02	0.04

Net asset value, end of period	$22.09	$20.02	$16.41	$23.84	$22.44	$16.93

Total return (%)*	10.34	22.37	(27.91)	15.58	32.66	20.69
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.30	1.32	1.31	1.23	1.36	1.33
Expenses, net of waivers and reimbursements	1.10	1.15	1.25	1.23	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.56	0.29	0.18	(0.49)	(0.14)	0.27
Net investment income (loss), net of waivers and reimbursements	0.76	0.46	0.24	(0.49)	(0.03)	0.35
Class R6 net assets at the end of the period (in thousands)	$245,066	$251,558	$211,203	$324,152	$152,160	$130,711
Portfolio turnover rate (%)*	83	117	101	76	119	142

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	119

Financial Highlights — For a share outstanding throughout each period

China Growth Fund

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,		Period Ended December 31,
	2024	2023	2022	2021(a)
Net asset value, beginning of period	$4.87	$6.46	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	0.12	(1.62)	(3.11)	(0.42)

Total from investment operations	0.16	(1.57)	(3.08)	(0.46)
Less distributions from:
Net investment income	—	0.02	—	—

Total distributions	—	0.02	—	—

Net asset value, end of period	$5.03	$4.87	$6.46	$9.54

Total return (%)*	3.29	(24.28)	(32.43)	(4.40)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	9.17	9.78	5.31	4.74
Expenses, net of waivers and reimbursements	0.99	0.99	1.01	1.05
Net investment income (loss), before waivers and reimbursements	(6.66)	(7.93)	(3.90)	(4.69)
Net investment income (loss), net of waivers and reimbursements	1.52	0.86	0.40	(1.00)
Class I net assets at the end of the period (in thousands)	$65	$160	$509	$5,538
Portfolio turnover rate (%)*	30	97	36	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,		Period Ended December 31,
	2024	2023	2022	2021(a)
Net asset value, beginning of period	$4.85	$6.45	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	0.11	(1.61)	(3.11)	(0.43)

Total from investment operations	0.16	(1.57)	(3.09)	(0.46)
Less distributions from:
Net investment income	—	0.03	0.00 ^	—

Total distributions	—	0.03	0.00 ^	—

Net asset value, end of period	$5.01	$4.85	$6.45	$9.54

Total return (%)*	3.30	(24.38)	(32.49)	(4.40)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	9.10	9.75	5.27	4.72
Expenses, net of waivers and reimbursements	0.94	0.94	0.96	1.00
Net investment income (loss), before waivers and reimbursements	(6.24)	(8.08)	(4.01)	(4.61)
Net investment income (loss), net of waivers and reimbursements	1.92	0.73	0.30	(0.89)
Class R6 net assets at the end of the period (in thousands)	$1,750	$1,687	$1,438	$1,687
Portfolio turnover rate (%)*	30	97	36	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.

^	Amount is less than $0.005 per share.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

120	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

China Growth Fund (continued)

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	121

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Debt Fund

	Class I

	(unaudited) Period Ended June 30,	Years Ended December 31,		Period Ended December 31,
	2024	2023	2022	2021(a)
Net asset value, beginning of period	$7.89	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.52	0.48	0.27
Net realized and unrealized gain (loss) on investments	0.04	0.44	(2.10)	(0.40)

Total from investment operations	0.31	0.96	(1.62)	(0.13)
Less distributions from:
Net investment income	0.26	0.48	0.51	0.28
Return of capital	—	0.03	0.02	—

Total distributions	0.26	0.51	0.53	0.28

Net asset value, end of period	$7.94	$7.89	$7.44	$9.59

Total return (%)*	4.02	13.41	(16.93)	(1.39)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.13	1.26	1.28	1.24
Expenses, net of waivers and reimbursements	0.70	0.70	0.70	0.70
Net investment income (loss), before waivers and reimbursements	6.35	6.42	5.39	4.02
Net investment income (loss), net of waivers and reimbursements	6.78	6.98	5.97	4.56
Class I net assets at the end of the period (in thousands)	$3,004	$3,205	$923	$1,484
Portfolio turnover rate (%)*	59	106	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

	Class R6

	(unaudited) Period Ended June 30,	Years Ended December 31,		Period Ended December 31,
	2024	2023	2022	2021(a)
Net asset value, beginning of period	$7.88	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.53	0.48	0.28
Net realized and unrealized gain (loss) on investments	0.04	0.42	(2.09)	(0.41)

Total from investment operations	0.31	0.95	(1.61)	(0.13)
Less distributions from:
Net investment income	0.26	0.48	0.52	0.28
Return of capital	—	0.03	0.02	—

Total distributions	0.26	0.51	0.54	0.28

Net asset value, end of period	$7.93	$7.88	$7.44	$9.59

Total return (%)*	4.05	13.48	(16.95)	(1.32)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.04	1.17	1.20	1.17
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65
Net investment income (loss), before waivers and reimbursements	6.50	6.52	5.50	4.10
Net investment income (loss), net of waivers and reimbursements	6.89	7.04	6.05	4.62
Class R6 net assets at the end of the period (in thousands)	$52,279	$50,231	$44,903	$50,010
Portfolio turnover rate (%)*	59	106	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

*	Not annualized for periods less than a year.

**	Annualized for periods less than a year.

See accompanying Notes to Financial Statements.

122	Semi-Annual	June 30, 2024

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Debt Fund (continued)

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2024	William Blair Funds	123

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

(1)	Organization

(a)	Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following nineteen funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity	Global Equity	Emerging Markets Debt
Growth Fund	Global Leaders Fund	Emerging Markets Debt Fund
Large Cap Growth Fund
Mid Cap Value Fund	International Equity
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Value Fund	Institutional International Growth Fund
Small Cap Growth Fund	International Small Cap Growth Fund
Small Cap Value Fund	Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets ex China Growth Fund
Emerging Markets Small Cap Growth Fund
China Growth Fund

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b)	Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except the Mid Cap Value, Small-Mid Cap Core, Small-Mid Cap Value, Emerging Markets ex China Growth, China Growth and Emerging Markets Debt Funds, which are comprised of Class I and Class R6 shares. Institutional International Growth Fund does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for all Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting and Distribution Services Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Institutional shares are available only to investors of Institutional International Growth Fund and comprise all of the outstanding shares of this Fund. Institutional shares require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and Institutional shares of the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agent fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

June 30, 2024	William Blair Funds	69

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Emerging Markets Debt Fund	Provide attractive risk-adjusted returns relative to the Fund’s benchmark.

(2)	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a)	Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Emerging Markets Debt Fund were the rates in effect on June 30, 2024. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

70	Semi-Annual	June 30, 2024

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

(b)	Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity Funds are declared and paid at least annually. Distributions from net investment income for Emerging Markets Debt Fund are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. Distributions payable to shareholders are recorded on the ex-dividend date.

(c)	Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d)	Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Code, in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are accrued and included within change in net unrealized appreciation (depreciation) and net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ U.S. federal and state tax returns for the prior three years remains open and the returns are subject to examination.

June 30, 2024	William Blair Funds	71

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2024, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth Fund	$153,936	$113,245	$6,410	$106,835
Large Cap Growth Fund	1,604,197	804,843	4,490	800,353
Mid Cap Value Fund	1,484	172	122	50
Small-Mid Cap Core Fund	185,579	25,482	13,081	12,401
Small-Mid Cap Growth Fund	1,612,768	383,254	149,769	233,485
Small-Mid Cap Value Fund	2,678	115	155	(40)
Small Cap Growth Fund	713,244	178,630	60,021	118,609
Small Cap Value Fund.	1,303,627	184,421	172,507	11,914
Global Leaders Fund	66,612	38,001	1,021	36,980
International Leaders Fund.	888,617	292,626	14,747	277,879
International Growth Fund	1,056,827	436,304	24,444	411,860
Institutional International Growth Fund	724,266	274,441	16,075	258,366
International Small Cap Growth Fund	172,993	47,080	9,544	37,536
Emerging Markets Leaders Fund	184,645	51,573	8,762	42,811
Emerging Markets Growth Fund	585,879	248,989	11,911	237,078
Emerging Markets ex China Growth Fund	18,566	7,217	221	6,996
Emerging Markets Small Cap Growth Fund	320,447	98,817	3,622	95,195
China Growth Fund	1,750	164	141	23
Emerging Markets Debt Fund	54,919	2,108	2,580	(472)

As of December 31, 2023, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2023, and the capital loss carryforwards utilized by the Funds in 2023 (in thousands):

	Available Capital Loss Carryforwards			Capital Loss Carryforwards Utilized in 2023
Fund	Short Term	Long Term	Total
Large Cap Growth Fund	$24,430	$27,873	$52,303	$—
Mid Cap Value Fund	58	—	58	—
Small-Mid Cap Core Fund	8,340	3,395	11,735	441
Small-Mid Cap Value Fund	18	—	18	—
Small Cap Growth Fund	—	—	—	13,269
International Leaders Fund	91,124	17,430	108,554	—
International Small Cap Growth Fund	27,373	31,634	59,007	—
Emerging Markets Leaders Fund	48,895	62,399	111,294	—
Emerging Markets Growth Fund	102,342	20,375	122,717	—
Emerging Markets ex China Growth Fund	1,072	—	1,072	—
Emerging Markets Small Cap Growth Fund	61,388	—	61,388	—
China Growth Fund.	1,953	654	2,607	—
Emerging Markets Debt Fund.	6,186	3,981	10,167	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31.

72	Semi-Annual	June 30, 2024

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

As of December 31, 2023, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Small Cap Value Fund	$—	$8,252
Emerging Markets Small Cap Growth Fund	155	—
Emerging Markets Debt Fund	87	—

(e)	Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f)	Trustees & Officers

The Trustees and Officers affiliated with the Adviser receive no compensation from the Trust. Trustees who are not affiliated with the Adviser receive compensation from the Trust in the form of an annual retainer plus fees for attendance at Board and Committee meetings. The Lead Independent Trustee and the Chairs of the Audit Committee, Compliance Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. Additionally, each independent trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Trust. For the period ended June 30, 2024, Trustee Fees were $512 (in thousands) in aggregate for the Trust.

(g)	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(h)	Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(3)	Valuation

(a)	Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

June 30, 2024	William Blair Funds	73

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Adviser has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of June 30, 2024, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset.

Securities, and other assets, for which a market quotation is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the valuation designee to perform fair value determinations for the Funds. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b)	Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown at the end of each Fund’s Portfolio of Investments.

74	Semi-Annual	June 30, 2024

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Forward foreign currency contracts and swaps are valued using pricing inputs observed from actively quoted markets and are categorized within Level 2 of the fair value hierarchy.

Level 3 Securities

The fair value estimates for the Level 3 securities in the Small-Mid Cap Growth Fund and Small Cap Growth Fund were determined in good faith by the Adviser pursuant to the Trust’s Valuation Procedures. There were various factors considered in reaching the fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained for the security, and analysis of the company’s performance and market trends that influence its performance. The Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the Small-Mid Cap Growth Fund and Small Cap Growth Fund, respectively.

June 30, 2024	William Blair Funds	75

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

(4)	Transactions with Affiliates

(a)	Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth.	0.60%
Mid Cap Value	0.70%
Small-Mid Cap Core.	0.90%
Small-Mid Cap Growth	0.94%
Small-Mid Cap Value	0.80%
Small Cap Growth.	0.94%
Small Cap Value	0.75%

Emerging Markets Debt Fund
Emerging Markets Debt	0.65%

Global Equity Fund
Global Leaders	0.85%

International Equity Funds
International Leaders	0.85%
International Growth:
First $3 billion.	0.94%
Next $2 billion	0.90%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion.	0.80%
Institutional International Growth:
First $1.875 billion	0.94%
Next $625 million.	0.90%
Next 2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion.	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	0.94%
Emerging Markets Growth	0.94%
Emerging Markets ex China Growth	0.94%
Emerging Markets Small Cap Growth	1.10%
China Growth.	0.94%

76	Semi-Annual	June 30, 2024

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2025. Excluded expenses include interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
Fund	Effective May 1, 2024 through April 30, 2025	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2024 through April 30, 2025	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2024 through April 30, 2025	Effective May 1, 2023 through April 30, 2024
Growth Fund	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth Fund	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Value Fund	N/A	N/A	0.75%	0.75%	0.70%	0.70%
Small-Mid Cap Core Fund	N/A	N/A	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Growth Fund	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Small-Mid Cap Value Fund	N/A	N/A	0.85%	0.85%[1,2]	0.80%	0.80%[1,2]
Small Cap Growth Fund	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Small Cap Value Fund	1.15%	1.15%	0.89%	0.89%	0.85%	0.85%
Global Leaders Fund	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders Fund	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth Fund	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Institutional International Growth Fund	N/A	N/A	N/A	N/A	0.94%	0.94%
International Small Cap Growth Fund	1.35%	1.35%	1.10%	1.10%	1.05%	1.05%
Emerging Markets Leaders Fund	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Emerging Markets Growth Fund	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Emerging Markets ex China Growth Fund	N/A	N/A	0.99%	0.99%	0.94%	0.94%
Emerging Markets Small Cap Growth Fund	1.40%	1.40%	1.15%	1.15%	1.10%	1.10%
China Growth Fund	N/A	N/A	0.99%	0.99%	0.94%	0.94%
Emerging Markets Debt Fund	N/A	N/A	0.70%	0.70%	0.65%	0.65%

1	Effective August 17, 2023 (Commencement of Operations).
2	Effective through April 30, 2025.

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to a Fund’s commencement of operations to the extent that such recoupment does not cause the Fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. The total amounts available for recoupment as of June 30, 2024 were as follows (in thousands):

Fund	Available for Recoupment	Expiration of Recoupment
Mid Cap Value Fund	$287	March 16, 2025
Small-Mid Cap Value Fund	119	August 17, 2026
Emerging Markets ex China Growth Fund	483	July 29, 2025
China Growth Fund	434	August 27, 2024

June 30, 2024	William Blair Funds	77

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

(b)	Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Mid Cap Value, Small-Mid Cap Core, Small-Mid Cap Value, Emerging Markets ex China Growth, China Growth, Emerging Markets Debt and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(5)	Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the period ended June 30, 2024, were as follows (in thousands):

Fund	Purchases	Sales
Growth Fund	$75,658	$86,118
Large Cap Growth Fund.	721,519	360,844
Mid Cap Value Fund	513	400
Small-Mid Cap Core Fund.	56,680	58,567
Small-Mid Cap Growth Fund	453,885	637,671
Small-Mid Cap Value Fund	1,802	631
Small Cap Growth Fund.	226,338	222,129
Small Cap Value Fund	196,970	164,361
Global Leaders Fund	22,203	27,892
International Leaders Fund	308,099	296,943
International Growth Fund	273,221	262,333
Institutional International Growth Fund	195,201	175,391
International Small Cap Growth Fund	52,161	77,824
Emerging Markets Leaders Fund	86,941	130,249
Emerging Markets Growth Fund	248,233	350,999
Emerging Markets ex China Growth Fund	8,647	8,711
Emerging Markets Small Cap Growth Fund	332,665	354,794
China Growth Fund	536	605
Emerging Markets Debt Fund	30,856	29,379

(6)	Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The derivative instruments held as of June 30, 2024 as disclosed in each Fund’s Portfolio of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2024.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Emerging Markets Debt Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by the Emerging Markets Debt Fund with various counterparties and allow the Emerging Markets Debt Fund to close out and net its total exposure to a counterparty in the event of a default.

78	Semi-Annual	June 30, 2024

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

Forward Foreign Currency Contracts

The Global Equity, International Equity and Emerging Markets Debt Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Under current regulatory requirements, a Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying

June 30, 2024	William Blair Funds	79

Notes to Financial Statements (Information as of June 30, 2024 is unaudited)

security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of June 30, 2024, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Emerging Markets Debt Fund
Credit	Receivable for variation margin on centrally cleared swaps[1]	$163	Payable for variation margin on centrally cleared swaps[1]	$136
Currency	Unrealized appreciation on forward foreign currency contracts	32	Unrealized depreciation on forward foreign currency contracts	1
Interest Rate	Receivable for variation margin on centrally cleared swaps[1]	77	Payable for variation margin on centrally cleared swaps[1]	10

1

The table above includes cumulative appreciation/(depreciation) on centrally cleared swaps as reported in the Fund’s Portfolio of Investments. Receivable/payable for variation margin on centrally cleared swaps as reported in the Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended June 30, 2024 (in thousands):

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Emerging Markets Debt Fund
Credit	Swaps	$(130)	Swaps	$102
Currency	Forward foreign currency contracts	20	Forward foreign currency contracts	71
Interest Rate	Swaps	(105)	Swaps	(106)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Fund’s Statement of Assets and Liabilities at June 30, 2024 (in thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Total	Forward Foreign Currency Contracts	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Emerging Markets Debt Fund
Citibank N.A.	32	32	(1)	(1)	31	—	31

	$32	$32	$(1)	$(1)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day.

80	Semi-Annual	June 30, 2024

RENEWAL OF THE MANAGEMENT AGREEMENT
On April 24, 2024, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair Investment Management, LLC (the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.
The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be necessary to evaluate the terms of the Management Agreement. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the Management Agreement; the investment performance of each Fund and the Adviser; comparative management fees and expense ratios as prepared by an independent provider (FUSE); the estimated profitability realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.
The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 24, 2024 meeting. In preparation for the review process, the Independent Trustees considered the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. For each Fund, the Independent Trustees reviewed comparative performance information and comparative management fees and net expense ratios provided by FUSE for a peer group of funds and a broader peer universe of funds. In addition, the Independent Trustees considered:   (1) the nature, quality and extent of the services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor”), resulting from their relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made a presentation to the Board regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees. The Board, including the Independent Trustees, determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with other factors that the Board deemed relevant.
Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders, and that shareholders have invested in the Funds knowing that the Adviser manages the Funds and knowing the management fees. The Board considered the Adviser’s fundamental research approach in actively managed, process-oriented investing. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, risk management oversight, compliance program and the expense limitations proposed for each of the Funds’ share classes. In addition, the Board considered the nature, quality and extent of the services that the Adviser provides to the Funds compared to the services that the Adviser provides to other clients. The Board noted that the Adviser pays the compensation of all of the officers of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.
Performance. The Board reviewed information on the annualized net total returns of Class I shares of the Funds (except for the Institutional International Growth Fund, which does not have share classes) for the one-, three-, five- and ten-year periods
1

ended December 31, 2023, as applicable, along with annualized total return information for a broad peer universe of funds and one or more benchmark securities indexes. For purposes of this report, Class I shares were used for comparison purposes for all Funds (except for the Institutional International Growth Fund, which does not have share classes) as the Board noted that Class I shares represent the largest percentage of assets in the Trust. In evaluating performance, the Board recognized that the performance data reflects a snapshot of periods as of a particular date and that selecting different performance periods produces different results.
The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations. The Board considered that the Adviser had managed the Funds consistent with their respective investment strategies. Based on the information provided, the Board considered the following with respect to the total returns of each Fund:
Growth Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one-year period and above the median of its peer universe for the three- and five-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (Russell 3000® Growth Index) for the one-, three- and five-year periods ended December 31, 2023.
Large Cap Growth Fund. The Board considered that the Fund’s total return was above the median of its peer universe for the one-, three- and five-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (Russell 1000® Growth Index) for the one-, three- and five-year periods ended December 31, 2023.
Mid Cap Value Fund. The Board considered that the Fund’s total return was above the median of its peer universe and above the benchmark (Russell Midcap Value Index) for the one-year period ended December 31, 2023. The Board considered that the Fund commenced operations on March 16, 2022, which provided a limited period of time to evaluate investment performance.
Small-Mid Cap Core Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one- and three-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (Russell 2500™ Index) for the one-year period and outperformed the benchmark for the three-year period ended December 31, 2023. The Board also considered the Adviser’s explanation that underperformance for the one-year period was primarily attributable to stock selection in the Consumer Discretionary and Information Technology sectors.
Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one- and five-year periods and above the median of its peer universe for the three-year period ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (Russell 2500™ Growth Index) for the one- and five-year periods and outperformed the benchmark for the three-year period ended December 31, 2023.
Small Cap Growth Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one-year period and above the median of its peer universe for the three- and five-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (Russell 2000® Growth Index) for the one-year period and outperformed the benchmark for the three- and five-year periods ended December 31, 2023.
Small Cap Value Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one-, three- and five-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (Russell 2000® Value Index) for the one-year period and outperformed the benchmark for the three- and five-year periods ended December 31, 2023. The Board considered the Adviser’s statements that relative underperformance for the one-year period was driven by a combination of stock selection and outperformance of lower quality stocks not held by the Fund.
Global Leaders Fund. The Board considered that the Fund’s total return was equal to the median of its peer universe for the one-year period and below the median of its peer universe for the three- and five-year periods ended December 31, 2023. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World IMI (net) Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2023.
International Leaders Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one-, three- and five-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2023. The Board considered that the Fund’s underperformance was largely attributable to calendar year 2022 due to style headwinds amid strong performance of low-valuation stocks. The Board additionally considered the Fund’s underperformance in calendar year 2023 driven by style headwinds and stock selection from both sector and regional perspectives.
2

International Growth Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one- and three-year periods and above the median of its peer universe for the five-year period ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2023.
Institutional International Growth Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one-year and three-year periods and above the median of its peer universe for the five-year period ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2023.
International Small Cap Growth Fund. The Board considered that the Fund’s total return was above the median of its peer universe for the one- and five-year periods and below the median of its peer universe for the three-year period ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the one-, three- and five-year periods ended December 31, 2023.
Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one-, three- and five-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (MSCI Emerging Markets (net) Index) for the one-, three- and five-year periods ended December 31, 2023. The Board also considered that the Fund’s underperformance was largely attributable to calendar years 2021, 2022 and 2023 offsetting outperformance in 2020 and 2019.
Emerging Markets Growth Fund. The Board considered that the Fund’s total return was below the median of its peer universe for the one- and three-year periods and above the median of its peer universe for the five-year period ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (MSCI Emerging Markets IMI (net) Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2023.
Emerging Markets ex China Growth Fund. The Board considered that the Fund’s total return was above the median of its peer universe and above the benchmark (MSCI Emerging Markets ex-China IMI Index) for the one-year period ended December 31, 2023. The Board considered that the Fund commenced operations on July 29, 2022, which provided a limited period of time to evaluate investment performance.
Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was above the median of its peer universe for the one-, three- and five-year periods ended December 31, 2023. The Board also considered that the Fund underperformed the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2023.
China Growth Fund. The Board considered that the Fund’s total return was below the median of its peer universe and below the benchmark (MSCI China All Shares (net) Index) for the one-year period ended December 31, 2023. The Board also considered that the Fund commenced operations on August 27, 2021, which provided a limited period of time to evaluate investment performance.
Emerging Markets Debt Fund. The Board considered that the Fund’s total return was above the median of its peer universe and above the benchmark (JPM EMBI Global Diversified (unhedged)) for the one-year period ended December 31, 2023. The Board also considered that the Fund commenced operations on May 25, 2021, which provided a limited period of time to evaluate investment performance.
Management Fees. The Board reviewed each Fund’s management fee and reviewed information comparing the management fee to those of a peer group of funds and a broader peer universe of funds provided by FUSE for Class I shares of the Funds (except for the Institutional International Growth Fund, which does not have share classes). The FUSE peer group for Class I shares of each Fund other than the Institutional International Growth Fund, and the peer group for the Institutional International Growth Fund, consisted of a group of funds with similar investment, operational and pricing characteristics and comparable asset levels, as determined by FUSE. In considering the FUSE information, the Board noted that the gross management fees for the Growth Fund, the Large Cap Growth Fund, the Mid Cap Value Fund, the Small Cap Value Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund and the Emerging Markets Debt Fund were below the median gross management fees of their respective peer groups. The Board also noted that the gross management fees for the Global Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets ex China Growth Fund and the China Growth Fund were equal to the median gross management fees of their respective peer groups. The Board further noted that the gross management fees for the Small-Mid Cap Core Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the International Leaders Fund, the International Growth Fund and the Institutional International Growth Fund were above the median gross management fees of their respective peer groups.
3

The Board noted the current and proposed contractual expense limitations for the share classes of the Funds. The Board considered that the Adviser proposed to contractually limit operating expenses until April 30, 2025 for each share class of the Funds (and for the Institutional International Growth Fund, which does not have share classes). The Board considered the amount of management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2023.
For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statements to the effect that the level of services provided to the Funds and the regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statements to the effect that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.
On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with the applicable expense limitations, was reasonable.
Profitability.With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size. The Board also considered that certain of the Funds were part of investment strategies that were capacity constrained by the Adviser so that opportunities for economies of scale were limited. The Board further considered that of the Funds that are subject to capacity constraints, the International Small Cap Growth Fund is closed to investors, except as noted in the Fund’s prospectus.
In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, management fee breakpoints for applicable Funds, the expense limitations in place and net expense ratios. The Board concluded that in the aggregate the Funds’ fee levels reasonably reflect appropriate recognition of economies of scale.
Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, nearly all of which are paid to third parties; and (5) favorable media coverage. The Board determined that management fees were reasonable in light of these benefits.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.
4

Trustees and Officers (Unaudited).† The Trustees and Officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set  forth below. The address of each Trustee and Officer is 150 North Riverside Plaza, Chicago, Illinois 60606.
Name and Year of Birth	Positions(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years*
Interested Trustees
Stephanie G. Braming, CFA, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	19	Chairman, William Blair SICAV
Cissie Citardi, 1975(2)	Trustee	Since 2021	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016- 2020)	19	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009 to 2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	19	Potbelly Sandwich Works (2001 to 2015 and since 2021)(3)
Kathleen T. Barr, 1955	Trustee	Trustee since 2013 and Lead Independent Trustee since 2023	Retired; Chair Emeritus, Independent Directors Council (since 2022); formerly, Chairman of the Governing Council, Independent Directors Council (2020 to 2022); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	19
Muzinich BDC, Inc. (since
2019) and Muzinich Corporate
Lending Income Fund, Inc.
(since 2023); Board of
Governors, Investment
Company Institute (since 2019);
Professionally Managed
Portfolios (since 2018)

Daniel N. Leib, 1966(4)	Trustee and Chair, Nominating and Governance Committee	Trustee since 2016 and Chair of Nominating and Governance Committee since 2023	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	19	Donnelley Financial Solutions, Inc. (since 2016)
June 30, 2024
5
Semi-Annual

Name and Year of Birth	Positions(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years*
Dorri C. McWhorter, 1973	Trustee and Chair, Compliance Committee	Trustee since 2019 and Chair of Compliance Committee since 2021	President and Chief Executive Officer, YMCA of Metropolitan Chicago (since 2021); formerly, Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)(5)	19	Highland Funds (since 2022); Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); LanzaTech Global (since 2023)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	19	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee and Chair, Audit Committee	Trustee since 2018 and Chair of Audit Committee since 2021	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(6)	19
Engine Media Holdings, Inc.
(media group supporting
esports, news streaming and
gaming) (2020 to 2021);
Frankly Inc. (technology
products/services for media
industry) (2016 to 2020);
Insignia Systems, Inc. (in-store
advertising services for
consumer packaged goods
manufacturers) (2013 to 2019)

†
William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)
Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s
Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of
(a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of
Trustees.

(2)	Ms. Braming and Ms. Citardi are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an Officer of the Trust.
(3)
On February 9, 2021, Potbelly Corporation (“Potbelly”) entered into a securities purchase agreement with accredited purchasers, pursuant to which
Potbelly agreed to issue and sell to the purchasers in a private placement an aggregate of (i) 3,249,668 shares of Potbelly’s common stock, par value
$0.01 per share and (ii) warrants to purchase an aggregate of 1,299,861 shares of common stock, for an aggregate purchase price of $15.9 million
(the “Offering”). The Offering closed on February 12, 2021. WBC acted as the sole placement agent for the Offering and received fees from Potbelly of approximately $1,025,000.

(4)
The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The
Trust and William Blair in the aggregate paid DFS approximately $295,000 and $230,000 in 2022 and 2023, respectively, for the services provided.
DFS’s revenue was approximately $834 million in 2022 and $797 million in 2023. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.

(5)
As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter received distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.

(6)
The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

June 30, 2024
6
William Blair Funds

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair
Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2022); formerly, Associate, William Blair (2020-2021); NN Investment Partners (formerly, ING Investment Management) (2013-2020)
Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair
Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair
Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair
David C. Fording, CFA, 1967	Senior Vice President	Since 2006	Partner, William Blair
James S. Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair
William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)
Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair
Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair
D.J. Neiman, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair
Casey K. Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair
David P. Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair
Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair
Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair
Ward D. Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair
Andrew Siepker, CFA, 1981	Senior Vice President	Since 2022	Partner, William Blair
Mark C. Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair
Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair
Dan Zelazny, 1971	Senior Vice President	Since 2019	Partner, William Blair (since 2024); formerly, Associate, William Blair (2019-2023)
Nicholas Zimmerman, CFA, 1980	Senior Vice President	Since 2023	Partner, William Blair (since 2022); formerly, Associate, William Blair
June 30, 2024
7
Semi-Annual

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Paul Birchenough, 1982	Vice President	Since 2024	Associate, William Blair (since 2024); formerly, Newton Investment Managers (2020-2024); formerly, AXA Investment Managers (2011-2020)
Matthew Fleming, CFA, 1973	Vice President	Since 2022	Associate, William Blair (since 2021); formerly, Investment Counselors of Maryland, LLC (2008- 2021)
Jared Lou, CFA, 1983	Vice President	Since 2024	Associate, William Blair (since 2020); formerly, NN Investment Partners (2016-2020)
Marco Ruijer, CFA, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (formerly, ING Investment Management) (2013-2020)
Ian Smith, 1978	Vice President	Since 2024	Associate, William Blair (since 2024); formerly, Newton Investment Managers (2020-2024); formerly, AXA Investment Managers (2012-2020)
Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair
Daniel Carey, 1977	Chief Legal Officer and Assistant Secretary	Since 2023	Associate, William Blair
John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair
David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

(1)
The Trust’s Officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is
designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.
Length of Time Served for all Officers indicates the year the individual became an Officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.
June 30, 2024
8
William Blair Funds

(Unaudited)
Additional Federal Income Tax Information:
Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2023 (in thousands):
Fund	Capital Gain Dividend
Growth Fund	$24,248
Small-Mid Cap Growth Fund	151,303
Small Cap Growth Fund	11,518
Small Cap Value Fund	29,835
Global Leaders Fund	6,749
International Growth Fund	43,927
Institutional International Growth Fund	15,350
June 30, 2024
9
Semi-Annual

BOARD OF TRUSTEES
Vann A. Avedisian
Co-founder and Partner, Newbond Holdings
Kathleen T.  Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, CFA, Chairman and President
Partner, William Blair
Cissie Citardi
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Dorri C. McWhorter
President and Chief Executive Officer, YMCA of Metropolitan Chicago
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R.  Zenz
Retired Partner, KPMG LLP

Officers

Alaina Anderson, CFA, Senior Vice President
Marcelo Assalin, CFA, Senior Vice President
Daniel Crowe, CFA, Senior Vice President
Robert J. Duwa, CFA, Senior Vice President
Simon Fennell, Senior Vice President
David C. Fording, CFA, Senior Vice President
James S.  Golan, CFA, Senior Vice President
William V. Heaphy, CFA, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, CFA, Senior Vice President
D.J. Neiman, CFA, Senior Vice President
Casey K. Preyss, CFA, Senior Vice President
David P. Ricci, CFA, Senior Vice President
Lisa D. Rusch, Senior Vice President
Hugo Scott-Gall, Senior Vice President
Ward D. Sexton, CFA, Senior Vice President
Andrew Siepker, CFA, Senior Vice President
Mark C. Thompson, CFA, Senior Vice President
Vivian Lin Thurston, CFA, Senior Vice President
Dan Zelazny, Senior Vice President
Nicholas Zimmerman, CFA, Senior Vice President
Paul Birchenough, Vice President
Matthew Fleming, CFA, Vice President
Jared Lou, CFA, Vice President
Marco Ruijer, CFA, Vice President
Ian Smith, Vice President
John M. Raczek, Treasurer
Andrew T.  Pfau, Secretary
David M. Cihak, Assistant Treasurer
Walter R.  Randall, Jr., Chief Compliance Officer and Assistant Secretary
Daniel Carey, Chief Legal Officer and Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Transfer Agent
SS&C GIDS, Inc.
For customer assistance, call 1-800-635-2886
P.O. Box 219137
Kansas City, Missouri 64105-1307
June 30, 2024
10
William Blair Funds

William Blair Funds
U.S. EQUITY

Growth Fund

Large Cap Growth Fund

Mid Cap Value Fund

Small-Mid Cap Core Fund

Small-Mid Cap Growth Fund

Small-Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

GLOBAL EQUITY

Global Leaders Fund

INTERNATIONAL EQUITY

International Leaders Fund

International Growth Fund

Institutional International Growth Fund

International Small Cap Growth Fund

Emerging Markets Leaders Fund

Emerging Markets Growth Fund

Emerging Markets ex China Growth Fund

Emerging Markets Small Cap Growth Fund

China Growth Fund

EMERGING MARKETS DEBT

Emerging Markets Debt Fund

+1 800 742 7272
williamblairfunds.com
©William Blair & Company, L.L.C., distributor
150 North Riverside Plaza
Chicago, Illinois 60606
103188

Item 8.    Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.    Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.    Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Disclosure in response to this item is included under Item 7 of this Form N-CSR.

Item 11.    Statement Regarding Basis for Approval of Investment Advisory Contract.

Disclosure in response to this item is included under Item 7 of this Form N-CSR.

Item 12.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 14.    Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 15.    Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 16.    Controls and Procedures

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 18.    Recovery of Erroneously Awarded Compensation

Not applicable.

Not applicable.

Item 19.    Exhibits

19. (a) (1) Not applicable.

19. (a) (2) Not applicable to this Registrant.

19. (a) (3) (1) Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

19. (a) (3) (2) Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

19. (a) (4) Not applicable.

19. (a) (5) Not applicable.

19. (b) Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming President (Principal Executive Officer)

Date:	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
Stephanie G. Braming President (Principal Executive Officer)

Date:	September 6, 2024
/s/ John M. Raczek
By:	John M. Raczek Treasurer (Principal Financial Officer)

Date:	September 6, 2024